                                                                    Exhibit 99.6

              NovaStar Home Equity Loan Asset-Backed Certificates,
                                  Series 2003-4

                          $1,477,050,000 (Approximate)

                      NovaStar Mortgage Funding Corporation
                                    Depositor

                             NovaStar Mortgage, Inc.
                               Seller and Servicer


[LOGO OF RBS GREENWICH CAPITAL]                    [LOGO OF WACHOVIA SECURITIES]

                              Co-Lead Underwriters

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                           Date Prepared: November 3, 2003

                          $1,477,050,000 (Approximate)

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4
-------------------------------------------------------------------------------------------------------------------------------
                                                  Payment Window
                   Principal        WAL (Years)       (Mths)      Expected Rating    Assumed Final        Certificate
Class/(1,2,3)/     Amount ($)      Call/Mat/(4)/  Call/Mat/(4)/    S&P / Moody's   Distribution Date           Type
--------------  ----------------  --------------  --------------  ---------------  -----------------  -------------------------
 A-1            $  1,077,974,000       Not Marketed Hereby           AAA / Aaa       February 2034      Floating Rate Senior
A-2A            $     52,000,000  1.50/1.50         1-42/1-42        AAA / Aaa       February 2034    Floating Rate Seq Senior
A-2B            $     25,325,000  6.06/6.88       42-98/42-220       AAA / Aaa       February 2034    Floating Rate Seq Senior
A-2C            $     77,326,000  2.99/3.26        1-98/1-220        AAA / Aaa       February 2034      Floating Rate Senior
 A-3            $     64,875,000  3.35/3.70        1-98/1-193        AAA / Aa1       February 2034    Floating Rate Senior Mezz
 M-1            $     75,000,000  5.42/5.96       38-98/38-179        AA / Aa2       February 2034    Floating Rate Subordinate
 M-2            $     60,000,000  5.41/5.83       37-98/37-150         A / A2        February 2034    Floating Rate Subordinate
 M-3            $     15,000,000  5.40/5.67       37-98/37-123        A- / A3        February 2034    Floating Rate Subordinate
 B-1            $     15,000,000  5.40/5.52       37-98/37-112      BBB+ / Baa1      February 2034    Floating Rate Subordinate
 B-2            $     14,550,000  5.22/5.22       37-98/37-98       BBB / Baa2       February 2034    Floating Rate Subordinate
-------------------------------------------------------------------------------------------------------------------------------
Total:          $  1,477,050,000
-------------------------------------------------------------------------------------------------------------------------------

<F1>
(1) The Class A-1 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2A, Class A-2B and Class A-2C Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class A-3 Certificates are backed primarily by the cash flow from the Group III Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates are backed by the cash flows from the Group I Mortgage Loans, the Group II Mortgage Loans and the Group III Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
<F2>
(2) The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates are priced to call. The margin on the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-3 Certificates will double and the margin on the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates will increase by 1.5x after the clean-up call date.
<F3>
(3)  See "Available Funds Cap Rate" herein.
<F4>
(4)  See "Pricing Prepayment Speed" herein.

Depositor:
NovaStar Mortgage Funding Corporation.

Seller and Servicer:
NovaStar Mortgage, Inc. ("NovaStar").

Co-Lead Underwriters:
Greenwich Capital Markets, Inc. ("RBS Greenwich Capital") and Wachovia Capital Markets, LLC ("Wachovia Securities").

Co-Underwriters:
Morgan Stanley and Deutsche Bank Securities Inc.

Trustee:
JP Morgan Chase Bank.

Custodian:
Wachovia Bank, N.A.

Swap Providers:
Greenwich Capital Derivatives, Inc. ("GCD") and Wachovia Bank ("Wachovia").

Cap Provider:
TBD.

Offered Certificates:
The Class A-1 Certificates (the "Group I Certificates"), the Class A-2A, Class A-2B and Class A-2C Certificates (the "Group II Certificates" or the "Class A-2 Certificates" when referred to in aggregate) and the Class A-3 Certificates (the "Group III Certificates,"

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

together with the Group I Certificates and Group II Certificates, the "Class A Certificates" or "Senior Certificates"), and the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates (together, the "Subordinate Certificates"). The Senior Certificates along with the Subordinate Certificates are referred to herein as the "Offered Certificates."

Federal Tax Status:
The Offered Certificates will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:
The Offered Certificates will be available in book-entry form through DTC, and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:
For each Mortgage Loan, generally the later of (i) close of business on November 1, 2003, and (ii) the date of origination of such Mortgage Loan.

Expected Pricing Date:
On or about November 5, 2003.

Expected Closing Date:
On or about November 20, 2003.

Expected Settlement Date:
On or about November 20, 2003.

Distribution Date:
The 25th day of each month (or if not a business day, the next succeeding business day) commencing in December 2003.

Accrued Interest:
The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:
The interest accrual period for each Distribution Date with respect to the Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:
After the end of the Pre-funding Period, the Offered Certificates are expected to be ERISA eligible, provided that certain conditions are satisfied (as described in the prospectus supplement).

SMMEA Eligibility:
After the end of the Pre-funding Period, the Class A-1 and Class A-2 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class A-3 and Subordinate Certificates are not expected to constitute "mortgage related securities" for purposes of SMMEA.

Denomination:
$25,000 minimum and multiples of $1,000 in excess thereafter.

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Optional Termination:
The terms of the transaction allow for a clean-up call (the "Clean-up Call") which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount on the Closing Date.

Pricing Prepayment Speed:
The Offered Certificates will be priced based on the following collateral prepayment assumptions (100% PPC):
FRM Loans: 20% HEP (2.0% - 20% CPR over 10 months, 20% CPR thereafter) ARM Loans: 28% CPR

Initial Mortgage Loans:
As of the Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $496,039,368, of which: (i) approximately $412,113,869 consisted of a pool of conforming balance fixed-rate and adjustable-rate, first-lien, fully amortizing and balloon mortgage loans (the "Group I Initial Mortgage Loans"), (ii) approximately $59,123,500 consisted of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate, first-lien, fully amortizing and balloon mortgage loans (the "Group II Initial Mortgage Loans") and (iii) approximately $24,801,998 consisted of a pool of fixed-rate and adjustable-rate, first-lien and second-lien, fully amortizing and balloon mortgage loans (the "Group III Initial Mortgage Loans" together with the Group I and Group II Initial Mortgage Loans, the "Initial Mortgage Loans").

With respect to approximately 13.78% of the Initial Mortgage Loans, NovaStar also originated a second lien mortgage loan at the time of originating the first lien mortgage loan.

On or prior to the Closing Date, it is expected that certain of the Initial Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.

Additional Mortgage Loans:
On the Closing Date, "Additional Mortgage Loans" will be added to the mortgage loan pool. The Additional Mortgage Loans are expected to have an aggregate principal balance of approximately $503,960,632 as of the related Cut-off Date, which will consist of approximately $418,694,925 of mortgage loans related to Group I, approximately $60,067,645 of mortgage loans related to Group II and approximately $25,198,062 of mortgage loans related to Group III. It is expected that the composition and characteristics of the Additional Mortgage Loans will be similar to those of the Initial This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. Mortgage Loans in all material respects. On the Closing Date, the Initial Mortgage Loans and Additional Mortgage Loans will comprise the "Closing Date Mortgage Loans." The aggregate principal balance of the Closing Date Mortgage Loans will be approximately $1,000,000,000, which will consist of approximately $830,808,795 of mortgage loans related to Group I, approximately $119,191,145 of mortgage loans related to Group II and approximately $50,000,061 of mortgage loans related to Group III.

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Pre-funding Amount:
On the Closing Date, the Trust will deposit approximately $500,000,000 (the "Pre-funding Amount"), which will consist of approximately $415,404,397 related to Group I, approximately $59,595,572 related to Group II and approximately $25,000,030 related to Group III, into an account (the "Pre-funding Account"). Funds on deposit in the Pre-funding Account will be used from time to time to acquire "Subsequent Mortgage Loans" during the Pre-funding Period. It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects.

The "Pre-funding Period" commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) February 16, 2004.

To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by February 16, 2004, the Trust will apply the remaining amounts as a prepayment of principal to the Offered Certificates on the Distribution Date in February 2004. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Account.

Expected Final Mortgage Loan Statistics:
The detailed statistical collateral information presented herein describes only the Initial Mortgage Loans that are expected to be included in the trust estate on the Closing Date, and does not include the Additional Mortgage Loans that will be added to the trust on the Closing Date and the Subsequent Mortgage Loans which may be acquired during the Pre-funding Period.

It is expected that the information set forth herein with respect to the Initial Mortgage Loans as presently constituted is generally representative of the characteristics of the Mortgage Loans expected to be in the trust at the end of the Pre-funding Period (including the Additional Mortgage Loans and the Subsequent Mortgage Loans). However, it is expected that the following approximate characteristics of the Mortgage Loans expected to be in the trust at the end of the Pre-funding Period will be as follows (subject to a small variance):

--------------------------------------------------
Weighted Average Current Mortgage Rate:       7.35%
--------------------------------------------------
Weighted Average Credit Score:                 637
--------------------------------------------------
Weighted Average Combined Original LTV:       79.5%
--------------------------------------------------
Percentage of Fixed Rate Mortgage Loans:        35%
--------------------------------------------------
Percentage of Second Liens:                    2.4%
--------------------------------------------------
Percentage of Stated Income Loans:              37%
--------------------------------------------------

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Pass-Through Rate:
The "Pass-Through Rate" on each Class of Offered Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Available Funds Cap Rate.

Formula Rate:
The "Formula Rate" on each Class of Offered Certificates will be equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii) 11.00%.

Class A-1/ A-2 Available Funds Cap Rate:
The "Class A-1/A-2 Available Funds Cap Rate" on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group I Mortgage Loans and Group II Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group I Mortgage Loans and Group II Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Provider for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group I Mortgage Loans and Group II Mortgage Loans plus any related Pre-funding Amount.

Class A-3 Available Funds Cap Rate:
The "Class A-3 Available Funds Cap Rate" on any Distribution Date is equal to
(a) an amount equal to (i) interest due on the Group III Mortgage Loans, less
(ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group III Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Provider for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group III Mortgage Loans plus any related Pre-funding Amount.

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Subordinate Available Funds Cap Rate:
The "Subordinate Available Funds Cap Rate" on any Distribution Date is equal to the weighted average of the Class A-1/A-2 Available Funds Cap Rate and the Class A-3 Available Funds Cap Rate weighted by the related sub component principal balance.

The principal balance of the Group I/II sub component is equal to the aggregate principal balance of the Group I Mortgage Loans and Group II Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Class A-1 and Class A-2 Certificates.

The principal balance of the Group III sub component is equal to the aggregate principal balance of the Group III Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Class A-3 Certificates.

If either (a) the aggregate principal balance of the Group I Mortgage Loans and Group II Mortgage Loans has been reduced to zero on a prior Distribution Date or
(b) the aggregate principal balance of the Group III Mortgage loans has been reduced to zero on a prior Distribution Date, the related Available Funds Cap Rate for a Class of Certificates is equal to the Available Funds Cap Rate related to the Group or Groups with an aggregate principal balance greater than zero.

Available Funds Cap Shortfall:
If on any Distribution Date the related Pass-Through Rate for any class of Offered Certificates is limited by the related Available Funds Cap Rate, the "Available Funds Cap Shortfall" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest accrued on such class based on the related Available Funds Cap Rate and (ii) the unpaid portion of any related Available Funds Cap Shortfall from the prior Distribution Date together with accrued interest on such unpaid portion at the related Formula Rate. Any Available Funds Cap Shortfall will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Monthly Servicer Advances:
The Servicer is required to advance scheduled principal and interest (net of the servicing fee) for any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable.

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Swap Agreements:
On the Closing Date, the Trustee will enter into multiple "Swap Agreements" with an initial aggregate notional amount of $900,000,000. Under each Swap Agreement, the trust shall make a payment equal to interest at the fixed-rate shown below on the related swap notional amount to the related Swap Provider and the trust will receive a payment of interest at One Month LIBOR on the related swap notional amount from the related Swap Provider, on each Distribution Date, accrued during the related swap accrual period, until the related swap is retired.
-------------------------------------------------------------------
 Swap Provider    Notional Amount   Fixed Rate      Maturity Date
-------------------------------------------------------------------
    GCD         $      125,000,000        1.6000%     July 2005
-------------------------------------------------------------------
    GCD         $      125,000,000        2.1400%  September 2005
-------------------------------------------------------------------
    GCD         $      125,000,000        2.2700%  September 2005
-------------------------------------------------------------------
    GCD         $      125,000,000        1.9775%   October 2005
-------------------------------------------------------------------
  Wachovia      $       60,000,000        1.9925%   October 2005
-------------------------------------------------------------------
    GCD         $       75,000,000        2.1000%     July 2006
-------------------------------------------------------------------
    GCD         $       75,000,000        2.8400%  September 2006
-------------------------------------------------------------------
    GCD         $       75,000,000        2.9600%  September 2006
-------------------------------------------------------------------
    GCD         $       75,000,000        2.5825%   October 2006
-------------------------------------------------------------------
  Wachovia      $       40,000,000        2.6300%   October 2006
-------------------------------------------------------------------

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shown below is an effective aggregate swap notional amount schedule and a weighted average swap fixed rate schedule, calculated by aggregating all the individual swaps described previously. The schedule below assumes 100% PPC.

-------------------------------------------------------------
                                            Weighted Average
  Distribution Date    Notional Amount        Fixed Rate
-------------------------------------------------------------
    December 2003    $       900,000,000              2.23264%
-------------------------------------------------------------
     January 2004    $       900,000,000              2.23264%
-------------------------------------------------------------
    February 2004    $       900,000,000              2.23264%
-------------------------------------------------------------
      March 2004     $       900,000,000              2.23264%
-------------------------------------------------------------
      April 2004     $       900,000,000              2.23264%
-------------------------------------------------------------
       May 2004      $       900,000,000              2.23264%
-------------------------------------------------------------
      June 2004      $       900,000,000              2.23264%
-------------------------------------------------------------
      July 2004      $       900,000,000              2.23264%
-------------------------------------------------------------
     August 2004     $       900,000,000              2.23264%
-------------------------------------------------------------
    September 2004   $       900,000,000              2.23264%
-------------------------------------------------------------
     October 2004    $       900,000,000              2.23264%
-------------------------------------------------------------
    November 2004    $       900,000,000              2.23264%
-------------------------------------------------------------
    December 2004    $       900,000,000              2.23264%
-------------------------------------------------------------
     January 2005    $       900,000,000              2.23264%
-------------------------------------------------------------
    February 2005    $       900,000,000              2.23264%
-------------------------------------------------------------
      March 2005     $       900,000,000              2.23264%
-------------------------------------------------------------
      April 2005     $       900,000,000              2.23264%
-------------------------------------------------------------
       May 2005      $       900,000,000              2.23264%
-------------------------------------------------------------
      June 2005      $       900,000,000              2.23264%
-------------------------------------------------------------
      July 2005      $       900,000,000              2.23264%
-------------------------------------------------------------
     August 2005     $       775,000,000              2.33468%
-------------------------------------------------------------
    September 2005   $       775,000,000              2.33468%
-------------------------------------------------------------
     October 2005    $       525,000,000              2.39643%
-------------------------------------------------------------
    November 2005    $       340,000,000              2.62173%
-------------------------------------------------------------
    December 2005    $       340,000,000              2.62173%
-------------------------------------------------------------
     January 2006    $       340,000,000              2.62173%
-------------------------------------------------------------
    February 2006    $       340,000,000              2.62173%
-------------------------------------------------------------
      March 2006     $       340,000,000              2.62173%
-------------------------------------------------------------
      April 2006     $       340,000,000              2.62173%
-------------------------------------------------------------
       May 2006      $       340,000,000              2.62173%
-------------------------------------------------------------
      June 2006      $       340,000,000              2.62173%
-------------------------------------------------------------
      July 2006      $       340,000,000              2.62173%
-------------------------------------------------------------
     August 2006     $       265,000,000              2.76939%
-------------------------------------------------------------
    September 2006   $       265,000,000              2.76939%
-------------------------------------------------------------
     October 2006    $       115,000,000              2.59902%
-------------------------------------------------------------

If on any Distribution Date the aggregate of the swap notional amounts exceeds the aggregate principal balance of the Offered Certificates, such excess notional amount (in increments of $10,000,000) will be released from the Swap Agreements and reassigned to NovaStar or its affiliate.

[LOGO OF RBS GREENWICH CAPITAL]

This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Cap Agreements:
On the Closing Date, the Trustee will enter into two "Cap Agreements" ("Cap Agreement I" and "Cap Agreement II", respectively). Under each Cap Agreement, the trust will receive a payment of interest equal to the excess, if any of (i) One Month LIBOR, subject to a maximum of 9.25%, over (ii) the related Strike Rate shown below, on the related cap notional amount from the Cap Provider on each Distribution Date, accrued during the related cap accrual period, until the related cap is retired.

Cap Agreement I:

------------------------------------------------------------
  Distribution Date    Notional Amount        Strike Rate
------------------------------------------------------------
    November 2006    $    386,179,775.23             8.28909%
------------------------------------------------------------
    December 2006    $    372,981,672.27             8.76573%
------------------------------------------------------------
    January 2007     $    372,981,672.27             8.47386%
------------------------------------------------------------
    February 2007    $    372,981,672.27             8.67528%
------------------------------------------------------------
     April 2007      $    358,868,465.78             8.66132%
------------------------------------------------------------
      May 2007       $    350,355,638.93             9.10152%
------------------------------------------------------------
      June 2007      $    342,052,172.26             8.96174%
------------------------------------------------------------
      July 2007      $    333,952,669.15             9.24904%
------------------------------------------------------------
     August 2007     $    326,047,810.97             9.11063%
------------------------------------------------------------
   September 2007    $    318,337,005.52             9.09896%
------------------------------------------------------------

Cap Agreement II:

------------------------------------------------------------
  Distribution Date    Notional Amount        Strike Rate
------------------------------------------------------------
    November 2006    $     56,332,509.66             8.28909%
------------------------------------------------------------
   December 2006     $     54,431,618.75             8.76573%
------------------------------------------------------------
   January 2007      $     54,431,618.75             8.47386%
------------------------------------------------------------
   February 2007     $     54,431,618.75             8.67528%
------------------------------------------------------------
    April 2007       $     52,136,030.87             8.66132%
------------------------------------------------------------
     May 2007        $     50,909,326.48             9.10152%
------------------------------------------------------------
     June 2007       $     49,712,371.41             8.96174%
------------------------------------------------------------
     July 2007       $     48,544,558.17             9.24904%
------------------------------------------------------------
    August 2007      $     47,404,562.64             9.11063%
------------------------------------------------------------
  September 2007     $     46,292,304.73             9.09896%
------------------------------------------------------------

Credit Enhancement:

Consists of the following:
     1) Mortgage Insurance;
     2) Excess Cashflow;
     3) the Overcollateralization Amount; and
     4) Subordination

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Mortgage Insurance Policies:
Approximately 27.21% of the Initial Mortgage Loans are covered by a mortgage insurance policy issued by Mortgage Guaranty Insurance Corp. ("MGIC") or PMI Mortgage Insurance Co. ("PMI") (such loans are the "Insured Mortgage Loans"). Approximately 64.17% of the Initial Mortgage Loans have an original loan-to-value ratio in excess of 60% and are not insured. Additionally, approximately 8.61% of the Initial Mortgage Loans have an original loan-to-value ratio less than or equal to 60% and are not insured.

Each mortgage insurance policy provided by MGIC and PMI insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 55% and 51%, respectively, of the original loan-to-value ratio of such mortgage loan. Approximately 99.50% and 0.50% of the Insured Mortgage Loans are insured by MGIC and PMI, respectively.

Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan.

Credit Enhancement Percentages:
---------------------------------------------------------------------
   Initial Credit Enhancement          Expected Credit Enhancement
         On Closing Date               On or After Crossover Date
---------------------------------------------------------------------
          Rating          Percent           Rating            Percent
Class A-1 and Class A-2     17.83   Class A-1 and Class A-2     31.33
        Class A-3           13.50          Class A-3            27.00
        Class M-1            8.50          Class M-1            17.00
        Class M-2            4.50          Class M-2             9.00
        Class M-3            3.50          Class M-3             7.00
        Class B-1            2.50          Class B-1             5.00
        Class B-2            1.53          Class B-2             3.06
---------------------------------------------------------------------

Excess Cashflow:
The "Excess Cashflow" for any Distribution Date will be equal to the interest funds remaining after priority 1) and 2) (excluding the Excess Cashflow component of 2)) under "Priority of Distributions."

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Overcollateralization Amount:
The "Overcollateralization Amount" is equal to the excess of the sum of (i) the aggregate principal balance of the Mortgage Loans and (ii) any outstanding Pre-funding Amount, over the aggregate principal balance of the Offered Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately 1.53% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date. To the extent the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, Excess Cashflow, if any, will be directed to build the Overcollateralization Amount until the Required Overcollateralization Amount is reached.

Required Overcollateralization Amount:
On any Distribution Date, the "Required Overcollateralization Amount" is equal to:
(i) prior to the Crossover Date, 1.53% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount as of the Closing Date.
(ii) on or after the Crossover Date, the greater of:
     a.   the lesser of:
               (1) 1.53% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and
                    (ii) the Pre-funding Amount as of the Closing Date; and
               (2) 3.06% of the current aggregate principal balance of the Mortgage Loans; and
     b. 0.50% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount as of the Closing Date (the "OC Floor").

On any Distribution Date on which a Trigger Event is in effect, the Required Overcollateralization Amount will be equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

Crossover Date:
The earlier to occur of:
(i) the Distribution Date on which the principal balance of the Class A Certificates has been reduced to zero, and
(ii) the later to occur of:
     a.   the Distribution Date occurring in December 2006; and
     b. the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 27.00%.

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement Percentage:
The "Credit Enhancement Percentage" for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and
(b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Limited Cross-collateralization:
Under certain circumstances to the extent available funds from one Group are insufficient to make a required payment of interest or principal on its related class or classes of Class A Certificates, then any remaining funds from the other Groups (after paying such amounts to the related class or classes of Class A Certificates) may be used to make such required payments of interest and principal.

Trigger Event:
A "Trigger Event" is in effect on any Distribution Date on or after the Crossover Date, if either (i) the three month average 60+ day delinquency percentage exceeds 17.00% or (ii) cumulative realized losses as a percentage of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount as of the Closing Date, for the related Distribution Date are greater than:
----------------------------------------------------------------------------
  Period   Losses   Period   Losses   Period   Losses      Period     Losses
----------------------------------------------------------------------------
    37       4.00%    46       4.59%    55       5.17%       64         5.67%
----------------------------------------------------------------------------
    38       4.07%    47       4.65%    56       5.24%       65         5.71%
----------------------------------------------------------------------------
    39       4.13%    48       4.72%    57       5.30%       66         5.75%
----------------------------------------------------------------------------
    40       4.20%    49       4.78%    58       5.37%       67         5.79%
----------------------------------------------------------------------------
    41       4.26%    50       4.85%    59       5.43%       68         5.83%
----------------------------------------------------------------------------
    42       4.33%    51       4.91%    60       5.50%       69         5.88%
----------------------------------------------------------------------------
    43       4.39%    52       4.98%    61       5.54%       70         5.92%
----------------------------------------------------------------------------
    44       4.46%    53       5.04%    62       5.58%       71         5.96%
----------------------------------------------------------------------------
    45       4.52%    54       5.11%    63       5.63%  72 and after    6.00%
----------------------------------------------------------------------------

Realized Losses:
If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a "Realized Loss." Realized Losses on the Mortgage Loans will, be absorbed first, by the Excess Cashflow, and second by the reduction of the Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-2 Certificates, second to the Class B-1 Certificates, third to the Class M-3 Certificates, fourth to the Class M-2 Certificates, fifth to the Class M-1 Certificates, and sixth to the Class A-3 Certificates. Realized losses will not be allocated to the Class A-1 or Class A-2 Certificates.

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Conversion Feature of Certain Mortgage Loans:
Approximately 54.37% of the Initial Mortgage Loans are, at the borrower's option, subject to conversion during a certain period into fixed-rate loans at a rate not to exceed 600 basis points over the FNMA rate for thirty-year fixed-rate loans only if certain conditions are met, for example, (a) the borrower has made timely payments on the loan during the twelve months immediately preceding the conversion date; (b) the borrower occupies the property; (c) the value of the property has not declined below a certain level since the date of the original loan; and (d) the borrower meets NovaStar's property and credit standards.

Removal of Converted Mortgage Loans Pursuant to the Conversion Feature:
In the event of a conversion of a convertible Mortgage Loan from an adjustable-rate to a fixed-rate, NovaStar Capital, Inc., an affiliate of NovaStar, will be obligated to purchase the Mortgage Loan from the trust at the outstanding principal balance of the Mortgage Loan plus accrued interest. That is, the converted Mortgage Loans will be bought out of, and thus removed from, the trust after the conversion, causing an acceleration of principal distributions on the Offered Certificates in accordance with their terms. The purchase obligation of NovaStar Capital, Inc. will be fully guaranteed by NovaStar Financial, Inc., a publicly-held company whose stock trades on the New York Stock Exchange under the symbol NFI.

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Priority of Distributions:
Available funds from the Mortgage Loans will be distributed as follows:

1) Interest funds, as follows: first to pay servicing fees, trustee fees, custodian fee and mortgage insurance fees, second, to the Supplemental Interest Trust I, net swap payments owed to the Swap Provider, third, monthly interest plus any previously unpaid interest to the Class A-1, Class A-2 (pro-rata among the Class A2-A, Class A-2B and Class A-2C Certificates) and Class A-3 Certificates, generally from interest collected in the related loan group, fourth, monthly interest plus any previously unpaid interest to the Class M-1 Certificates, fifth, monthly interest plus any previously unpaid interest to the Class M-2 Certificates, sixth, monthly interest plus any previously unpaid interest to the Class M-3 Certificates, seventh, monthly interest plus any previously unpaid interest to the Class B-1 Certificates, and eighth, monthly interest plus any previously unpaid interest to the Class B-2 Certificates. Any remaining interest funds will be distributed as part of Excess Cashflow pursuant to
     2) and 3) below.

2) Principal funds (including any amounts required to be taken from Excess Cashflow to the extent necessary to increase the Overcollateralization Amount to the Required Overcollateralization Amount, net of any overcollateralization release amount), as follows: monthly principal to the Class A-1, Class A-2 and Class A-3 Certificates, generally based on principal collected in the related loan group, as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown," then monthly principal to the Class M-3 Certificates as described under "Principal Paydown," then monthly principal to the Class B-1 Certificates as described under "Principal Paydown," and then monthly principal to the Class B-2 Certificates as described under "Principal Paydown."

3) Any remaining Excess Cashflow to be deposited in the Supplemental Interest Trust I.

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Principal Paydown:
Any amounts distributable in regards to principal with respect to the Class A-2 Certificates will be distributed to (a) the Class A-2A and Class A-2B Certificates, in the aggregate, and (b) the Class A-2C Certificates, pro rata, based on the aggregate certificate principal balance of the Class A-2A and Class A-2B Certificates and the certificate principal balance of the Class A-2C Certificates, respectively.

The pro rata share of principal allocable to the Class A-2A and Class A-2B Certificates will be distributed as follows: first to the Class A-2A Certificates, until its certificate principal balance reduced to zero, second, to the Class A-2B Certificates, until its certificate principal balance is reduced to zero.

Prior to the Crossover Date or if a Trigger Event is in effect, 100% of principal (including Excess Cashflow used to pay principal) will be paid to the Class A-1, Class A-2 and Class A-3 Certificates generally pro-rata, based on the principal collected in the related loan group, provided, however, that if the Class A-1, Class A-2 and Class A-3 Certificates have been retired, principal will be applied sequentially in the following order of priority: 1) Class M-1 Certificates, 2) Class M-2 Certificates, 3) Class M-3 Certificates, 4) Class B-1 Certificates and 5) Class B-2 Certificates.

On or after the Crossover Date and if a Trigger Event is not in effect, the Offered Certificates will be entitled to receive payments of principal (including Excess Cashflow used to pay principal) in the following order of priority: first to the Class A-1, Class A-2 and Class A-3 Certificates, generally pro-rata based on the principal collected in the related loan group, such that the Class A-1, Class A-2 and Class A-3 Certificates will have at least 27.00% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 17.00% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 9.00% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 7.00% credit enhancement, fifth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 5.00% credit enhancement, and sixth, to the Class B-2 Certificates such that the Class B-2 Certificates will have at least 3.06% credit enhancement (subject, in each case, to any overcollateralization floors), in each case until the related certificate principal balance is reduced to zero.

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Supplemental Interest Trust I:
Funds deposited into the Supplemental Interest Trust I on a Distribution Date will include:
(i)   the net swap payments owed to the Swap Provider for such Distribution
      Date,
(ii) any net swap payments received from the Swap Provider for such Distribution Date, and
(iii) Excess Cashflow deposited therein pursuant to 3) of "Priority of Distributions."

Funds in the Supplemental Interest Trust will be distributed as follows:
1) First, to the Swap Provider, the net swap payments owed for such Distribution Date, if any.
2) Second, any Available Funds Cap Shortfall, pro-rata to the Offered Certificates based on certificate principal balance.
3)  Third, to the Swap Provider, any swap termination payment.
4) Fourth, to the holders of the non-offered certificates, any remaining amounts.

Supplemental Interest Trust II:
Funds deposited into the Supplemental Interest Trust II on a Distribution Date will include any cap payments received under Cap Agreement I for such Distribution Date from the Cap Provider.

Funds in the Supplemental Interest Trust II will be distributed as follows:
1) First, to the Class A-1 Certificates, any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I in respect of such amounts.
2) Second, pro-rata (based on certificate principal balance), to the Offered Certificates (other than the Class A-1 Certificates), any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I in respect of such amounts.
3) Third, to the holders of the non-offered certificates, any remaining amounts.

Supplemental Interest Trust III:
Funds deposited into the Supplemental Interest Trust III on a Distribution Date will include any cap payments received under Cap Agreement II for such Distribution Date from the Cap Provider.

Funds in the Supplemental Interest Trust III will be distributed as follows:
1) First, to the Class A-2 Certificates pro-rata (based on certificate principal balance), any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I and Supplemental Interest Trust II in respect of such amounts.
2) Second, pro-rata (based on certificate principal balance), to the Offered Certificates (other than the Class A-2 Certificates), any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I and Supplemental Interest Trust II in respect of such amounts.
3) Third, to the holders of the non-offered certificates, any remaining amounts.

                                                                              17
[LOGO OF RBS GREENWICH CAPITAL]

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

[LOGO OF RBS GREENWICH CAPITAL]

  This information is provided to you solely by Greenwich Capital markets, Inc.
          ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

        These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety of this communication.
         If such disclaimer is not attached hereto, please contact your
                     Greenwich Capital sales representative.

                          Weighted Average Life Tables

Class A-2A to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                14.22       2.85        1.97        1.50        1.21        1.01        0.75
MDUR (yr)                               12.64       2.76        1.93        1.47        1.19        1.00        0.75
First Prin Pay                        12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03
Last Prin Pay                         01/25/27    08/25/10    06/25/08    05/25/07    06/25/06    12/25/05    05/25/05
----------------------------------------------------------------------------------------------------------------------

Class A-2A to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                14.22       2.85        1.97        1.50        1.21        1.01        0.75
MDUR (yr)                               12.64       2.76        1.93        1.47        1.19        1.00        0.75
First Prin Pay                        12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03
Last Prin Pay                         01/25/27    08/25/10    06/25/08    05/25/07    06/25/06    12/25/05    05/25/05
----------------------------------------------------------------------------------------------------------------------

Class A-2B to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                26.29       11.51       8.05        6.06        4.72        3.69        2.29
MDUR (yr)                               21.04       10.32       7.43        5.69        4.49        3.54        2.23
First Prin Pay                        01/25/27    08/25/10    06/25/08    05/25/07    06/25/06    12/25/05    05/25/05
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

Class A-2B to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                26.55       12.69       9.06        6.88        5.38        4.26        2.55
MDUR (yr)                               21.20       11.19       8.24        6.38        5.06        4.04        2.46
First Prin Pay                        01/25/27    08/25/10    06/25/08    05/25/07    06/25/06    12/25/05    05/25/05
Last Prin Pay                         11/25/33    07/25/30    07/25/26    03/25/22    11/25/18    04/25/16    10/25/12
----------------------------------------------------------------------------------------------------------------------

Class A-2C to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                18.17       5.69         3.96       2.99        2.36        1.89        1.26
MDUR (yr)                               15.43       5.26         3.75       2.86        2.27        1.83        1.23
First Prin Pay                        12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

Class A-2C to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                18.26       6.07        4.30        3.26        2.57        2.07        1.34
MDUR (yr)                               15.48       5.56        4.02        3.09        2.46        2.00        1.31
First Prin Pay                        12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03
Last Prin Pay                         11/25/33    07/25/30    07/25/26    03/25/22    11/25/18    04/25/16    10/25/12
----------------------------------------------------------------------------------------------------------------------

[LOGO OF RBS GREENWICH CAPITAL]

  This information is provided to you solely by Greenwich Capital markets, Inc.
          ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

        These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety of this communication.
         If such disclaimer is not attached hereto, please contact your
                     Greenwich Capital sales representative.

                          Weighted Average Life Tables

Class A-3 to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                14.49       6.18        4.37        3.35        2.69        2.20        1.55
MDUR (yr)                               12.66       5.68        4.11        3.19        2.58        2.13        1.51
First Prin Pay                        12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

Class A-3 to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                14.53       6.32        4.71        3.70        3.00        2.48        1.75
MDUR (yr)                               12.68       5.79        4.39        3.49        2.86        2.38        1.69
First Prin Pay                        12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03
Last Prin Pay                         09/25/33    04/25/27    12/25/22    12/25/19    11/25/18    07/25/17    10/25/13
----------------------------------------------------------------------------------------------------------------------

Class M-1 to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.47       10.25       7.14        5.42        4.55        4.15        3.76
MDUR (yr)                               20.00        9.14       6.57        5.07        4.31        3.95        3.60
First Prin Pay                        05/25/25    11/25/08    04/25/07    01/25/07    03/25/07    05/25/07    08/25/07
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

Class M-1 to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.67       11.05       7.81        5.96        4.98        4.51        4.92
MDUR (yr)                               20.12        9.72       7.09        5.52        4.67        4.27        4.65
First Prin Pay                        05/25/25    11/25/08    04/25/07    01/25/07    03/25/07    05/25/07    11/25/07
Last Prin Pay                         07/25/33    04/25/27    12/25/21    10/25/18    05/25/16    03/25/14    05/25/11
----------------------------------------------------------------------------------------------------------------------

Class M-2 to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.32       10.25       7.14        5.41        4.48        3.96        3.69
MDUR (yr)                               17.65        8.61       6.28        4.89        4.12        3.69        3.45
First Prin Pay                        02/25/25    11/25/08    04/25/07    12/25/06    01/25/07    02/25/07    04/25/07
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

Class M-2 to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.49       10.90       7.68        5.83        4.81        4.25        3.93
MDUR (yr)                               17.72        9.02       6.66        5.22        4.39        3.92        3.66
First Prin Pay                        02/25/25    11/25/08    04/25/07    12/25/06    01/25/07    02/25/07    04/25/07
Last Prin Pay                         05/25/33    04/25/25    11/25/19    05/25/16    10/25/13    01/25/12    09/25/09
----------------------------------------------------------------------------------------------------------------------

[LOGO OF RBS GREENWICH CAPITAL]

  This information is provided to you solely by Greenwich Capital markets, Inc.
          ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

        These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety of this communication.
         If such disclaimer is not attached hereto, please contact your
                     Greenwich Capital sales representative.

                          Weighted Average Life Tables

Class M-3 to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.31       10.25       7.14        5.40        4.46        3.90        3.48
MDUR (yr)                               16.84        8.42       6.18        4.82        4.06        3.59        3.24
First Prin Pay                        01/25/25    11/25/08    04/25/07    12/25/06    01/25/07    01/25/07    03/25/07
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

Class M-3 to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.43       10.67       7.48        5.67        4.66        4.07        3.60
MDUR (yr)                               16.89        8.67       6.41        5.02        4.22        3.74        3.34
First Prin Pay                        01/25/25    11/25/08    04/25/07    12/25/06    01/25/07    01/25/07    03/25/07
Last Prin Pay                         10/25/32    04/25/22    05/25/17    02/25/14    12/25/11    07/25/10    08/25/08
----------------------------------------------------------------------------------------------------------------------

Class B-1 to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.31       10.25        7.14       5.40        4.44        3.87        3.41
MDUR (yr)                               14.88        7.90        5.89       4.65        3.92        3.47        3.10
First Prin Pay                        01/25/25    11/25/08    04/25/07    12/25/06    12/25/06    01/25/07    02/25/07
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

Class B-1 to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.36       10.43       7.29        5.52        4.52        3.95        3.46
MDUR (yr)                               14.90        8.00       5.99        4.73        3.98        3.54        3.14
First Prin Pay                        01/25/25    11/25/08    04/25/07    12/25/06    12/25/06    01/25/07    02/25/07
Last Prin Pay                         06/25/32    12/25/20    04/25/16    03/25/13    04/25/11    12/25/09    03/25/08
----------------------------------------------------------------------------------------------------------------------

Class B-2 to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.20       9.98        6.90        5.22        4.27        3.74        3.26
MDUR (yr)                               14.07       7.55        5.63        4.45        3.74        3.32        2.95
First Prin Pay                        12/25/24    11/25/08    04/25/07    12/25/06    12/25/06    12/25/06    01/25/07
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

Class B-2 to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.20       9.98        6.90        5.22        4.27        3.74        3.26
MDUR (yr)                               14.07       7.55        5.63        4.45        3.74        3.32        2.95
First Prin Pay                        12/25/24    11/25/08    04/25/07    12/25/06    12/25/06    12/25/06    01/25/07
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

[LOGO OF RBS GREENWICH CAPITAL]

  This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

            Effective Class A-1/A-2 Available Funds Cap Rate/(1)(2)/
            --------------------------------------------------------

To 10% Optional Termination at the Pricing Assumptions

          Effective              Effective              Effective
Period    AFC Rate     Period    AFC Rate     Period    AFC Rate
------    ---------    ------    ---------    ------    ---------
   1       11.00000%     34       11.00000%     67        9.35627%
   2       11.00000%     35       11.00000%     68        9.65437%
   3       11.00000%     36        9.25000%     69        9.32962%
   4       11.00000%     37        9.25000%     70        9.31632%
   5       11.00000%     38        9.25000%     71        9.61314%
   6       11.00000%     39        9.25000%     72        9.28978%
   7       11.00000%     40        9.59380%     73        9.58576%
   8       11.00000%     41        9.25000%     74        9.26332%
   9       11.00000%     42        9.25000%     75        9.25012%
  10       11.00000%     43        9.25000%     76       10.22662%
  11       11.00000%     44        9.25000%     77        9.22380%
  12       11.00000%     45        9.25000%     78        9.51769%
  13       11.00000%     46        9.25000%     79        9.19756%
  14       11.00000%     47        9.39540%     80        9.49063%
  15       11.00000%     48        9.23317%     81        9.17142%
  16       11.00000%     49        9.67181%     82        9.15838%
  17       11.00000%     50        9.34710%     83        9.45022%
  18       11.00000%     51        9.47889%     84        9.13239%
  19       11.00000%     52       10.11847%     85        9.42341%
  20       11.00000%     53        9.45245%     86        9.10650%
  21       11.00000%     54        9.77038%     87        9.09359%
  22       11.00000%     55        9.45782%     88       10.05365%
  23       11.00000%     56        9.75933%     89        9.06786%
  24       11.00000%     57        9.44774%     90        9.35687%
  25       11.00000%     58        9.43440%     91        9.04224%
  26       11.00000%     59        9.73511%     92        9.33046%
  27       11.00000%     60        9.42294%     93        9.01673%
  28       11.00000%     61        9.73690%     94        9.00402%
  29       11.00000%     62        9.40942%     95        9.29105%
  30       11.00000%     63        9.40981%     96        8.97869%
  31       11.00000%     64       10.40315%     97        9.26494%
  32       11.00000%     65        9.38301%     98        8.95348%
  33       11.00000%     66        9.68195%

/(1)/ Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.
/(2)/ Includes swap payments and cap payments received by the trust from the Swap Provider and Cap Provider, respectively.

[LOGO OF RBS GREENWICH CAPITAL]

  This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

              Effective Class A-3 Available Funds Cap Rate/(1)(2)/
              ----------------------------------------------------

To 10% Optional Termination at the Pricing Assumptions

          Effective              Effective              Effective
Period    AFC Rate     Period    AFC Rate     Period    AFC Rate
------    ---------    ------    ---------    ------    ---------
   1       11.00000%     34       11.00000%     67        9.61375%
   2       11.00000%     35       11.00000%     68        9.93019%
   3       11.00000%     36        9.23595%     69        9.60602%
   4       11.00000%     37        9.61023%     70        9.60221%
   5       11.00000%     38        9.29793%     71        9.91839%
   6       11.00000%     39        9.36418%     72        9.59472%
   7       11.00000%     40       10.36452%     73        9.91073%
   8       11.00000%     41        9.40905%     74        9.58738%
   9       11.00000%     42        9.73329%     75        9.58378%
  10       11.00000%     43        9.48001%     76       10.60666%
  11       11.00000%     44        9.79254%     77        9.57668%
  12       11.00000%     45        9.53926%     78        9.89230%
  13       11.00000%     46        9.53555%     79        9.56975%
  14       11.00000%     47        9.89901%     80        9.88522%
  15       11.00000%     48        9.58845%     81        9.56297%
  16       11.00000%     49        9.95743%     82        9.55965%
  17       11.00000%     50        9.63196%     83        9.87491%
  18       11.00000%     51        9.68131%     84        9.55311%
  19       11.00000%     52       10.34416%     85        9.86824%
  20       11.00000%     53        9.67232%     86        9.54674%
  21       11.00000%     54        9.99014%     87        9.54362%
  22       11.00000%     55        9.66348%     88       10.56273%
  23       11.00000%     56        9.98109%     89        9.53749%
  24       11.00000%     57        9.65479%     90        9.85230%
  25       11.00000%     58        9.65051%     91        9.53153%
  26       11.00000%     59        9.96781%     92        9.84622%
  27       11.00000%     60        9.64207%     93        9.52572%
  28       11.00000%     61        9.95917%     94        9.52288%
  29       11.00000%     62        9.63378%     95        9.83742%
  30       11.00000%     63        9.62969%     96        9.51733%
  31       11.00000%     64       10.65697%     97        9.83176%
  32       11.00000%     65        9.62164%     98        9.51193%
  33       11.00000%     66        9.93827%

/(1)/ Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.
/(2)/ Includes swap payments and cap payments received by the trust from the Swap Provider and Cap Provider, respectively.

[LOGO OF RBS GREENWICH CAPITAL]

  This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

             Effective Subordinate Available Funds Cap Rate/(1)(2)/
             ------------------------------------------------------

To 10% Optional Termination at the Pricing Assumptions

          Effective              Effective              Effective
Period    AFC Rate     Period    AFC Rate     Period    AFC Rate
------    ---------    ------    ---------    ------    ---------
   1       11.00000%     34       11.00000%     67        9.37191%
   2       11.00000%     35       11.00000%     68        9.67116%
   3       11.00000%     36        8.33643%     69        9.34648%
   4       11.00000%     37        8.80796%     70        9.33380%
   5       11.00000%     38        8.51703%     71        9.63184%
   6       11.00000%     39        8.71359%     72        9.30850%
   7       11.00000%     40        9.63775%     73        9.60576%
   8       11.00000%     41        8.70404%     74        9.28331%
   9       11.00000%     42        9.13771%     75        9.27075%
  10       11.00000%     43        8.99150%     76       10.25016%
  11       11.00000%     44        9.28033%     77        9.24570%
  12       11.00000%     45        9.13536%     78        9.54100%
  13       11.00000%     46        9.12421%     79        9.22077%
  14       11.00000%     47        9.42460%     80        9.51528%
  15       11.00000%     48        9.25382%     81        9.19593%
  16       11.00000%     49        9.68845%     82        9.18356%
  17       11.00000%     50        9.36373%     83        9.47692%
  18       11.00000%     51        9.49074%     84        9.15890%
  19       11.00000%     52       10.13171%     85        9.45150%
  20       11.00000%     53        9.46538%     86        9.13435%
  21       11.00000%     54        9.78333%     87        9.12212%
  22       11.00000%     55        9.46998%     88       10.08599%
  23       11.00000%     56        9.77247%     89        9.09776%
  24       11.00000%     57        9.46004%     90        9.38847%
  25       11.00000%     58        9.44726%     91        9.07351%
  26       11.00000%     59        9.74899%     92        9.36348%
  27       11.00000%     60        9.43604%     93        9.04939%
  28       11.00000%     61        9.75022%     94        9.03738%
  29       11.00000%     62        9.42290%     95        9.32625%
  30       11.00000%     63        9.42304%     96        9.01346%
  31       11.00000%     64       10.41847%     97        9.30160%
  32       11.00000%     65        9.39744%     98        8.98967%
  33       11.00000%     66        9.69749%

/(1)/ Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.

/(2)/ Includes swap payments and cap payments received by the trust from the Swap Provider and Cap Provider, respectively.

[LOGO OF RBS GREENWICH CAPITAL]

  This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                             Excess Spread Schedule
                             ----------------------

To 10% Optional Termination at the Pricing Assumptions

          1 Month    6 Month    Excess               1 Month    6 Month    Excess               1 Month    6 Month    Excess
Period     LIBOR      LIBOR     Spread     Period     LIBOR      LIBOR     Spread     Period     LIBOR      LIBOR     Spread
------    -------    -------    -------    ------    -------    -------    -------    ------    -------    -------    -------
  1       1.12000%   1.19100%   1.81587%     34      4.13000%   4.31000%   2.88912%     67      5.51900%   5.67900%   2.12586%
  2       1.13900%   1.23200%   2.01000%     35      4.19000%   4.36800%   2.98146%     68      5.56000%   5.71400%   2.27915%
  3       1.22700%   1.28500%   4.20572%     36      4.24200%   4.42500%   2.86169%     69      5.59800%   5.74700%   2.06682%
  4       1.15600%   1.34200%   4.27975%     37      4.29600%   4.48200%   3.06115%     70      5.63400%   5.77600%   2.02275%
  5       1.19600%   1.43000%   4.18667%     38      4.35600%   4.54000%   2.84295%     71      5.66700%   5.80300%   2.18893%
  6       1.28800%   1.53100%   4.17079%     39      4.41400%   4.59600%   2.89607%     72      5.69700%   5.82600%   1.96997%
  7       1.36600%   1.63700%   4.09765%     40      4.47100%   4.65000%   3.33619%     73      5.72400%   5.84700%   2.16661%
  8       1.45600%   1.75300%   4.08646%     41      4.52600%   4.70400%   2.77656%     74      5.74900%   5.86400%   1.92584%
  9       1.56600%   1.87700%   4.00681%     42      4.58000%   4.75700%   2.93866%     75      5.77100%   5.87700%   1.91515%
  10      1.68200%   2.00900%   3.96056%     43      4.63300%   4.80900%   2.76324%     76      5.78900%   5.88800%   2.51787%
  11      1.79600%   2.14500%   3.95208%     44      4.68500%   4.86000%   2.87871%     77      5.80400%   5.89400%   1.86635%
  12      1.92400%   2.28100%   3.87722%     45      4.73700%   4.91200%   2.70140%     78      5.81600%   5.89800%   2.06612%
  13      2.05800%   2.41800%   3.87278%     46      4.78700%   4.96300%   2.64470%     79      5.82500%   5.89700%   1.84917%
  14      2.19400%   2.55200%   3.77870%     47      4.83600%   5.01400%   2.77046%     80      5.83000%   5.89500%   2.05389%
  15      2.34900%   2.68200%   3.61811%     48      4.88500%   5.06200%   2.58146%     81      5.83100%   5.89500%   1.84419%
  16      2.49100%   2.80400%   3.77180%     49      4.93700%   5.10800%   2.75243%     82      5.82800%   5.89800%   1.84666%
  17      2.60700%   2.91900%   3.34877%     50      4.99000%   5.14900%   2.51025%     83      5.82200%   5.90400%   2.06201%
  18      2.73400%   3.03400%   3.32506%     51      5.03900%   5.18500%   2.49957%     84      5.81200%   5.91400%   1.86428%
  19      2.85600%   3.13500%   3.08917%     52      5.08200%   5.21400%   2.82297%     85      5.81400%   5.92800%   2.07542%
  20      2.96200%   3.21300%   3.09419%     53      5.12000%   5.23800%   2.40601%     86      5.83100%   5.94400%   1.84991%
  21      3.07100%   3.29200%   2.86376%     54      5.15300%   5.25400%   2.58288%     87      5.84700%   5.96100%   1.84387%
  22      3.17800%   3.37000%   2.75140%     55      5.17900%   5.26400%   2.38480%     88      5.86300%   5.97700%   2.45740%
  23      3.28400%   3.44700%   2.78374%     56      5.19900%   5.27300%   2.54803%     89      5.87900%   5.99300%   1.81433%
  24      3.33400%   3.52200%   2.89091%     57      5.21300%   5.28800%   2.35280%     90      5.89500%   6.00900%   2.02147%
  25      3.32200%   3.60500%   3.32640%     58      5.21900%   5.30900%   2.33942%     91      5.91100%   6.02500%   1.80988%
  26      3.42900%   3.70400%   3.08296%     59      5.21900%   5.33700%   2.52408%     92      5.92700%   6.04100%   2.00605%
  27      3.53300%   3.79900%   3.31606%     60      5.21100%   5.37300%   2.35040%     93      5.94200%   6.05700%   1.79594%
  28      3.63300%   3.88900%   3.62524%     61      5.23200%   5.41900%   2.53713%     94      5.95800%   6.07300%   1.78222%
  29      3.72900%   3.97300%   3.10716%     62      5.28500%   5.46800%   2.28489%     95      5.97300%   6.08900%   1.98132%
  30      3.82100%   4.05100%   3.22813%     63      5.33600%   5.51400%   2.26202%     96      5.98900%   6.10500%   1.76892%
  31      3.90800%   4.12300%   3.06647%     64      5.38500%   5.55900%   2.79511%     97      6.00400%   6.12100%   1.98062%
  32      3.98800%   4.18800%   3.12860%     65      5.43200%   5.60200%   2.15269%     98      6.02000%   6.13800%   1.75687%
  33      4.06300%   4.25100%   2.96567%     66      5.47700%   5.64200%   2.33680%

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4
                             Initial Mortgage Loans

Number Of Loans:                                    3,503
Aggregate Outstanding Principal Balance:      496,039,368
                                                                    Minimum             Maximum
Average Outstanding Principal Balance:       $    141,604         $    10,980         $   776,423

Weighted Average Current Mortgage Rate:             7.256 %             4.500 %            13.375 %

Arm Characteristics:
--------------------
Weighted Average Gross Margin:                      5.768 %             2.750 %             9.700 %
Weighted Average Maximum Loan Rate:                14.308 %             9.875 %            18.350 %
Weighted Average Minimum Loan Rate:                 7.311 %             4.750 %            11.350 %
Weighted Average Initial Periodic Rate Cap:         2.994 %             1.000 %             3.000 %
Weighted Average Periodic Rate Cap:                 1.000 %             1.000 %             1.000 %
Weighted Average Months To Roll:                       24 months            2 months           35 months

Weighted Average Original Term:                       344 months          120 months          360 months
Weighted Average Remaining Term:                      343 months          118 months          360 months
Weighted Average Credit Score:                        644                 508                 894
Weighted Average Combined Original LTV:             79.22 %             11.85 %            100.00 %

First Pay Date:                                                   Feb 01, 2001        Nov 03, 2003
Maturity Date:                                                    Sep 01, 2013        Oct 03, 2033

Top State Concentrations ($):                 26.09 % California, 15.12 % Florida, 4.08 % Ohio
Maximum Zip Code Concentration ($):           0.65 % 93033

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Principal Balances ($)     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 10,979.75 -  50,000.00               362      12,079,481.09               2.44
 50,000.01 - 100,000.00               949      73,440,523.81              14.81
100,000.01 - 150,000.00               937     116,862,747.42              23.56
150,000.01 - 200,000.00               557      96,563,080.37              19.47
200,000.01 - 250,000.00               301      67,368,871.03              13.58
250,000.01 - 300,000.00               180      49,154,659.58               9.91
300,000.01 - 350,000.00               108      34,738,386.97               7.00
350,000.01 - 400,000.00                60      22,751,238.31               4.59
400,000.01 - 450,000.00                23       9,775,503.62               1.97
450,000.01 - 500,000.00                20       9,637,957.97               1.94
500,000.01 - 550,000.00                 3       1,581,565.37               0.32
550,000.01 - 600,000.00                 1         575,504.07               0.12
700,000.01 - 750,000.00                 1         733,424.80               0.15
750,000.01 - 776,423.35                 1         776,423.35               0.16
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Credit Score:              Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
N/A                                     1         137,292.81               0.03
501 - 520                              17       2,884,025.31               0.58
521 - 540                             221      28,404,963.01               5.73
541 - 560                             256      33,897,592.57               6.83
561 - 580                             244      32,356,907.28               6.52
581 - 600                             226      32,859,842.79               6.62
601 - 620                             305      44,922,500.84               9.06
621 - 640                             389      57,541,973.17              11.60
641 - 660                             386      57,063,510.25              11.50
661 - 680                             424      59,068,224.66              11.91
681 - 700                             341      45,861,039.32               9.25
701 - 720                             273      39,953,009.22               8.05
721 - 740                             165      22,601,952.46               4.56
741 - 760                             116      17,266,780.71               3.48
761 - 780                              86      13,538,122.49               2.73
781 - 800                              44       6,082,361.26               1.23
801 - 820                               8       1,485,386.69               0.30
881 - 894                               1         113,882.92               0.02
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
118 - 120                               9         733,712.57               0.15
151 - 180                             562      39,883,900.92               8.04
211 - 240                              32       4,133,394.69               0.83
271 - 300                               5         615,420.99               0.12
301 - 359                           2,895     450,672,938.59              90.85
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Property Type:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Single Family Residence             2,682     378,798,664.85              76.36
PUD                                   453      66,940,268.04              13.49
Condo                                 228      27,664,519.54               5.58
Multi-Unit                            140      22,635,915.33               4.56
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Occupancy Status:          Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Primary                             3,308     472,086,556.80              95.17
Investment (Non-Owner
Occupied)                             160      19,222,042.65               3.88
Secondary Home                         34       4,524,756.50               0.91
Investment (Owner
Occupied)                               1         206,011.81               0.04
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Use of Proceeds:           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Cash Out Refinance                  2,104     314,564,242.76              63.42
Purchase                            1,067     133,202,824.73              26.85
Rate/Term Refinance                   332      48,272,300.27               9.73
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Combined Original               Number of  Outstanding as of  Outstanding as of
LTV Ratios (%):            Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
11.85 -  15.00                          1          49,966.39               0.01
15.01 -  20.00                          3         300,449.33               0.06
20.01 -  25.00                          6         911,412.48               0.18
25.01 -  30.00                         13       1,228,316.80               0.25
30.01 -  35.00                         21       2,641,304.10               0.53
35.01 -  40.00                         27       3,652,045.43               0.74
40.01 -  45.00                         35       4,596,187.58               0.93
45.01 -  50.00                         53       6,792,258.08               1.37
50.01 -  55.00                         57       8,422,499.50               1.70
55.01 -  60.00                         95      14,120,941.29               2.85
60.01 -  65.00                        158      24,085,489.14               4.86
65.01 -  70.00                        203      33,079,283.03               6.67
70.01 -  75.00                        277      44,490,438.76               8.97
75.01 -  80.00                        898     141,746,249.41              28.58
80.01 -  85.00                        366      55,451,280.14              11.18
85.01 -  90.00                        664      99,701,201.92              20.10
90.01 -  95.00                        212      29,424,405.96               5.93
95.01 - 100.00                        414      25,345,638.42               5.11
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
State:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Arizona                                70       8,468,123.44               1.71
Arkansas                               26       2,327,869.78               0.47
California                            637     129,408,141.34              26.09
Colorado                               71      11,106,825.42               2.24
Connecticut                            83      11,781,224.85               2.38
Delaware                               14       1,788,871.23               0.36
District of Columbia                   15       2,600,384.31               0.52
Florida                               617      74,998,986.44              15.12
Georgia                                84       9,806,841.93               1.98
Idaho                                  18       1,778,714.85               0.36
Illinois                               63      10,029,439.23               2.02
Indiana                                43       4,038,215.42               0.81
Iowa                                    9         650,920.99               0.13
Kansas                                 17       2,203,050.19               0.44
Kentucky                               37       3,435,731.58               0.69
Louisiana                              85      10,163,097.29               2.05
Maine                                  19       2,250,167.06               0.45
Maryland                               62      10,554,777.23               2.13
Massachusetts                          65      13,096,054.75               2.64
Michigan                               91       9,419,468.24               1.90
Minnesota                              23       3,400,237.66               0.69
Mississippi                            35       3,471,841.81               0.70
Missouri                               65       6,254,710.17               1.26
Montana                                 3         466,549.09               0.09
Nebraska                                3         293,622.88               0.06
Nevada                                 97      12,413,408.36               2.50
New Hampshire                          19       3,229,058.33               0.65
New Jersey                             35       6,791,895.44               1.37
New Mexico                              4         382,380.04               0.08
New York                               83      17,348,602.29               3.50
North Carolina                         72       8,793,050.93               1.77
North Dakota                            1         124,401.97               0.03

(Continued on next page)

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
State (Continued):         Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Ohio                                  197      20,245,677.20               4.08
Oklahoma                               34       3,130,319.18               0.63
Oregon                                 70       8,880,069.42               1.79
Pennsylvania                           96      11,878,618.71               2.39
Rhode Island                            7       1,455,512.30               0.29
South Carolina                         47       5,542,231.39               1.12
South Dakota                            1         194,678.76               0.04
Tennessee                              53       5,273,876.50               1.06
Texas                                 167      18,224,349.47               3.67
Utah                                   12       2,600,476.58               0.52
Vermont                                 4         577,293.34               0.12
Virginia                               89      14,023,661.09               2.83
Washington                            117      16,418,926.00               3.31
West Virginia                          18       1,748,391.07               0.35
Wisconsin                              21       2,479,522.13               0.50
Wyoming                                 4         489,100.08               0.10
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Documentation:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Full Documentation                  1,958     258,244,989.50              52.06
Stated Income                       1,111     174,731,088.81              35.23
No Documentation                      293      41,536,102.84               8.37
Limited Documentation                  74      11,115,292.84               2.24
No Income/No Asset
Verification                           67      10,411,893.77               2.10
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Grade:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
M1                                    492      68,084,654.10              13.73
M2                                    170      23,786,473.72               4.80
M3                                     37       5,039,397.64               1.02
M4                                     13       1,442,355.22               0.29
AAA                                     1          83,292.88               0.02
AA                                      1          62,335.29               0.01
A+                                  1,019     151,220,994.36              30.49
A                                     258      34,968,053.02               7.05
A-                                    141      20,040,877.77               4.04
Alt A                                 953     132,077,484.34              26.63
B                                      99      11,731,960.46               2.37
B-                                     33       3,258,726.22               0.66
C                                       6         518,130.51               0.10
FICO Enhanced                          57       8,506,441.15               1.71
FICO Only                             223      35,218,191.08               7.10
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Loan Type:                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Adjustable Rate Loan                1,920     298,232,384.56              60.12
Fixed Rate Loan                     1,583     197,806,983.20              39.88
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
30 Year Fixed-Rate Loan               975     152,440,554.03              77.07
15 Year Fixed-Rate Loan               284      26,888,197.01              13.59
15 Year Balloon                       278      12,995,703.91               6.57
20 Year Fixed-Rate Loan                32       4,133,394.69               2.09
10 Year Fixed-Rate Loan                 9         733,712.57               0.37
25 Year Fixed-Rate Loan                 5         615,420.99               0.31
-------------------------------------------------------------------------------
Total                               1,583     197,806,983.20             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Adjustable Rate Loan            Number of  Outstanding as of  Outstanding as of
Types:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR           1,738     267,517,843.65              89.70
3/27 Loan Six-Month LIBOR             178      29,761,925.31               9.98
Six-Month LIBOR                         4         952,615.60               0.32
-------------------------------------------------------------------------------
Total                               1,920     298,232,384.56             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Lien Position:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
First Lien                          3,149     482,645,203.07              97.30
Second Lien                           354      13,394,164.69               2.70
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Prepayment Term (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
N/A                                   910     115,183,352.93              23.22
24                                  1,071     163,128,506.98              32.89
36                                    695      98,269,925.05              19.81
60                                    827     119,457,582.80              24.08
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Current Mortgage                Number of  Outstanding as of  Outstanding as of
Rates (%):                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.500 -  4.500                         1         173,632.46               0.04
 4.501 -  5.000                        19       4,751,146.87               0.96
 5.001 -  5.500                       100      18,804,232.19               3.79
 5.501 -  6.000                       284      54,825,020.99              11.05
 6.001 -  6.500                       373      65,576,348.23              13.22
 6.501 -  7.000                       630     107,174,647.11              21.61
 7.001 -  7.500                       480      71,589,951.52              14.43
 7.501 -  8.000                       556      74,539,527.31              15.03
 8.001 -  8.500                       285      35,100,773.25               7.08
 8.501 -  9.000                       266      29,531,886.79               5.95
 9.001 -  9.500                       112      11,410,839.20               2.30
 9.501 - 10.000                       136      10,720,112.40               2.16
10.001 - 10.500                        37       2,677,282.55               0.54
10.501 - 11.000                        88       4,021,676.60               0.81
11.001 - 11.500                        22       1,130,169.34               0.23
11.501 - 12.000                        41       1,534,345.47               0.31
12.001 - 12.500                        20         633,615.47               0.13
12.501 - 13.000                        52       1,818,592.86               0.37
13.001 - 13.375                         1          25,567.15               0.01
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Gross Margins (%)               Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2.750 - 3.000                           3         732,545.34               0.25
3.001 - 3.500                           1         129,458.15               0.04
3.501 - 4.000                          31       5,708,621.98               1.91
4.001 - 4.500                         148      24,805,072.98               8.32
4.501 - 5.000                         238      39,910,184.33              13.38
5.001 - 5.500                         327      56,793,408.26              19.04
5.501 - 6.000                         392      61,604,299.07              20.66
6.001 - 6.500                         332      46,993,340.90              15.76
6.501 - 7.000                         202      29,473,075.39               9.88
7.001 - 7.500                         126      17,647,197.65               5.92
7.501 - 8.000                          77       9,527,178.29               3.19
8.001 - 8.500                          29       3,805,934.82               1.28
8.501 - 9.000                          11         904,571.59               0.30
9.001 - 9.500                           2         139,015.13               0.05
9.501 - 9.700                           1          58,480.68               0.02
-------------------------------------------------------------------------------
Total                               1,920     298,232,384.56             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Maximum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 9.875 - 10.000                         1         392,012.30               0.13
10.001 - 10.500                         1         188,188.33               0.06
11.501 - 12.000                         5       1,339,951.88               0.45
12.001 - 12.500                        31       5,705,382.99               1.91
12.501 - 13.000                       131      24,258,175.21               8.13
13.001 - 13.500                       220      39,747,153.88              13.33
13.501 - 14.000                       381      68,111,358.49              22.84
14.001 - 14.500                       293      45,302,229.94              15.19
14.501 - 15.000                       364      51,538,157.44              17.28
15.001 - 15.500                       181      23,661,732.35               7.93
15.501 - 16.000                       167      20,884,588.16               7.00
16.001 - 16.500                        68       8,659,126.14               2.90
16.501 - 17.000                        60       6,436,694.00               2.16
17.001 - 17.500                        11       1,578,371.88               0.53
17.501 - 18.000                         4         276,724.48               0.09
18.001 - 18.350                         2         152,537.09               0.05
-------------------------------------------------------------------------------
Total                               1,920     298,232,384.56             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Minimum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.750 -  5.000                         6       1,731,964.18               0.58
 5.001 -  5.500                        32       5,893,571.32               1.98
 5.501 -  6.000                       132      24,491,465.31               8.21
 6.001 -  6.500                       220      39,747,153.88              13.33
 6.501 -  7.000                       380      67,878,068.39              22.76
 7.001 -  7.500                       293      45,302,229.94              15.19
 7.501 -  8.000                       364      51,538,157.44              17.28
 8.001 -  8.500                       181      23,661,732.35               7.93
 8.501 -  9.000                       167      20,884,588.16               7.00
 9.001 -  9.500                        68       8,659,126.14               2.90
 9.501 - 10.000                        60       6,436,694.00               2.16
10.001 - 10.500                        11       1,578,371.88               0.53
10.501 - 11.000                         4         276,724.48               0.09
11.001 - 11.350                         2         152,537.09               0.05
-------------------------------------------------------------------------------
Total                               1,920     298,232,384.56             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Rate Adjustment Date            Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
01/01/04                                2         270,046.53               0.09
02/01/04                                3         296,361.82               0.10
03/01/04                                1         304,282.30               0.10
04/01/04                                3         648,333.30               0.22
12/01/04                                1         392,012.30               0.13
02/01/05                                1         152,344.71               0.05
06/01/05                                3         469,308.96               0.16
07/01/05                               13       2,104,935.14               0.71
08/01/05                               31       5,460,535.37               1.83
09/01/05                              400      66,208,589.61              22.20
10/01/05                            1,283     192,101,959.21              64.41
10/03/05                                1          61,750.00               0.02
08/01/06                                2         201,349.00               0.07
09/01/06                               28       4,707,051.29               1.58
10/01/06                              148      24,853,525.02               8.33
-------------------------------------------------------------------------------
Total                               1,920     298,232,384.56             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Initial Periodic                Number of  Outstanding as of  Outstanding as of
Rate Cap (%) (ARMs Only):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                                   4         952,615.60               0.32
3.000                               1,916     297,279,768.96              99.68
-------------------------------------------------------------------------------
Total                               1,920     298,232,384.56             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Periodic Rate Cap (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                               1,920     298,232,384.56             100.00
-------------------------------------------------------------------------------
Total                               1,920     298,232,384.56             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
MI Provider                Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
NO MI PROVIDER                      2,647     361,046,785.75              72.79
MGIC                                  849     134,314,706.49              27.08
PMI                                     7         677,875.52               0.14
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4
                         Group I Initial Mortgage Loans
                             As of November 1, 2003


Number Of Loans:                                    2,891

Aggregate Outstanding Principal Balance:     $412,113,869
                                                                    Minimum             Maximum
Average Outstanding Principal Balance:       $    142,551         $    39,673         $  395,750

Weighted Average Current Mortgage Rate:             7.190 %             4.500 %           11.325 %

Arm Characteristics:
--------------------
Weighted Average Gross Margin:                      5.743 %             2.750 %            8.000 %
Weighted Average Maximum Loan Rate:                14.310 %            10.125 %           17.875 %
Weighted Average Minimum Loan Rate:                 7.310 %             4.750 %           10.875 %
Weighted Average Initial Periodic Rate Cap:         2.996 %             1.000 %            3.000 %
Weighted Average Periodic Rate Cap:                 1.000 %             1.000 %            1.000 %
Weighted Average Months To Roll:                       24 months            2 months          35 months

Weighted Average Original Term:                       349 months          120 months         360 months
Weighted Average Remaining Term:                      348 months          118 months         360 months
Weighted Average Credit Score:                        643                 508                894
Weighted Average Combined Original LTV:             78.71 %             11.85 %           100.00 %

First Pay Date:                                                   Feb 01, 2001        Nov 03, 2003
Maturity Date:                                                    Sep 01, 2013        Oct 03, 2033

Top State Concentrations ($):                23.09 %  California,  16.56 %  Florida,  4.34 %  Ohio
Maximum Zip Code Concentration ($):           0.72 %  93033


                                                                              38
[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Principal Balances ($)     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 39,672.56  -   50,000.00              85       3,935,287.60               0.95
 50,000.01  -  100,000.00             813      63,957,388.96              15.52
100,000.01  -  150,000.00             900     112,348,262.82              27.26
150,000.01  -  200,000.00             550      95,418,565.77              23.15
200,000.01  -  250,000.00             297      66,461,640.62              16.13
250,000.01  -  300,000.00             179      48,866,871.19              11.86
300,000.01  -  350,000.00              65      20,376,393.00               4.94
350,000.01  -  395,750.05               2         749,459.31               0.18
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Credit Score:              Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
N/A                                     1         137,292.81               0.03
501  - 520                             14       2,045,043.99               0.50
521  - 540                            196      24,625,995.15               5.98
541  - 560                            228      29,239,758.59               7.10
561  - 580                            227      28,524,858.75               6.92
581  - 600                            207      28,477,129.77               6.91
601  - 620                            278      38,503,718.64               9.34
621  - 640                            329      46,725,832.44              11.34
641  - 660                            307      45,948,749.56              11.15
661  - 680                            317      47,566,666.70              11.54
681  - 700                            268      40,645,968.23               9.86
701  - 720                            204      30,753,778.39               7.46
721  - 740                            119      18,275,238.09               4.43
741  - 760                             86      13,663,932.02               3.32
761  - 780                             68      10,764,772.54               2.61
781  - 800                             35       5,410,074.89               1.31
801  - 820                              6         691,175.79               0.17
881  - 894                              1         113,882.92               0.03
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
118 - 120                               8         683,009.66               0.17
151 - 180                             189      21,386,968.40               5.19
211 - 240                              31       4,025,751.37               0.98
271 - 300                               5         615,420.99               0.15
301 - 359                           2,658     385,402,718.85              93.52
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Property Type:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Single Family Residence             2,238     311,800,036.82              75.66
PUD                                   342      54,286,123.76              13.17
Condo                                 182      23,870,842.50               5.79
Multi-Unit                            129      22,156,866.19               5.38
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Occupancy Status:          Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Primary                             2,704     389,297,226.52              94.46
Investment (Non-Owner
Occupied)                             154      18,485,956.59               4.49
Secondary Home                         32       4,124,674.35               1.00
Investment (Owner
Occupied)                               1         206,011.81               0.05
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Use of Proceeds:           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Cash Out Refinance                  1,870     263,603,431.44              63.96
Purchase                              728     107,547,383.42              26.10
Rate/Term Refinance                   293      40,963,054.41               9.94
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Combined Original LTV           Number of  Outstanding as of  Outstanding as of
Ratios (%):                Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
11.85 -  15.00                          1          49,966.39               0.01
15.01 -  20.00                          3         300,449.33               0.07
20.01 -  25.00                          6         911,412.48               0.22
25.01 -  30.00                         13       1,228,316.80               0.30
30.01 -  35.00                         20       2,151,893.95               0.52
35.01 -  40.00                         27       3,652,045.43               0.89
40.01 -  45.00                         34       4,109,674.56               1.00
45.01 -  50.00                         49       6,098,291.30               1.48
50.01 -  55.00                         53       6,683,687.47               1.62
55.01 -  60.00                         89      12,589,906.24               3.05
60.01 -  65.00                        146      20,123,230.34               4.88
65.01 -  70.00                        186      27,257,446.17               6.61
70.01 -  75.00                        249      35,678,677.71               8.66
75.01 -  80.00                        824     120,701,002.95              29.29
80.01 -  85.00                        337      47,707,951.17              11.58
85.01 -  90.00                        592      84,694,252.67              20.55
90.01 -  95.00                        173      26,112,966.34               6.34
95.01 - 100.00                         89      12,062,697.97               2.93
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
State:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Arizona                                54       7,273,469.56               1.76
Arkansas                               21       2,179,911.51               0.53
California                            485      95,174,356.92              23.09
Colorado                               56       9,412,739.82               2.28
Connecticut                            69      10,122,552.60               2.46
Delaware                               13       1,761,296.40               0.43
District of Columbia                   13       2,375,112.72               0.58
Florida                               542      68,246,201.57              16.56
Georgia                                70       8,496,807.36               2.06
Idaho                                  14       1,689,220.30               0.41
Illinois                               50       8,042,603.95               1.95
Indiana                                36       3,617,893.66               0.88
Iowa                                    4         350,460.59               0.09
Kansas                                 16       2,174,303.21               0.53
Kentucky                               32       3,265,912.04               0.79
Louisiana                              78       8,727,791.63               2.12
Maine                                  19       2,250,167.06               0.55
Maryland                               50       7,986,652.65               1.94
Massachusetts                          59      11,286,919.37               2.74
Michigan                               86       9,103,948.82               2.21
Minnesota                              19       2,925,057.82               0.71
Mississippi                            32       3,179,032.18               0.77
Missouri                               58       6,055,491.07               1.47
Montana                                 3         466,549.09               0.11
Nebraska                                2         253,328.44               0.06
Nevada                                 67      10,714,481.78               2.60
New Hampshire                          16       2,692,082.74               0.65
New Jersey                             30       5,155,680.54               1.25
New Mexico                              4         382,380.04               0.09
New York                               62      11,440,244.60               2.78
North Carolina                         56       6,667,446.07               1.62
North Dakota                            1         124,401.97               0.03
Ohio                                  166      17,888,419.11               4.34
Oklahoma                               32       2,994,436.91               0.73
Oregon                                 54       7,521,620.29               1.83

(Continued on next page)

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
State(Continued):          Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Pennsylvania                           83      10,597,797.59               2.57
Rhode Island                            6       1,101,936.44               0.27
South Carolina                         38       4,623,452.54               1.12
South Dakota                            1         194,678.76               0.05
Tennessee                              51       5,222,549.28               1.27
Texas                                 124      15,069,753.87               3.66
Utah                                   10       1,797,655.65               0.44
Vermont                                 4         577,293.34               0.14
Virginia                               75      11,961,326.24               2.90
Washington                             91      14,574,695.34               3.54
West Virginia                          16       1,507,549.16               0.37
Wisconsin                              19       2,397,106.59               0.58
Wyoming                                 4         489,100.08               0.12
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Documentation:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Full Documentation                  1,666     220,760,664.92              53.57
Stated Income                         862     138,527,920.90              33.61
No Documentation                      237      34,632,562.83               8.40
No Income/No Asset
Verification                           61       9,203,220.37               2.23
Limited Documentation                  65       8,989,500.25               2.18
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Grade:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
M1                                    410      55,938,658.35              13.57
M2                                    137      18,639,253.38               4.52
M3                                     32       4,297,593.58               1.04
M4                                     11       1,258,004.83               0.31
AAA                                     1          83,292.88               0.02
A+                                    829     123,308,111.58              29.92
A                                     241      32,079,000.68               7.78
A-                                    134      17,946,227.92               4.35
Alt A                                 704     104,444,565.61              25.34
B                                      95      11,199,980.19               2.72
B-                                     31       3,006,345.65               0.73
C                                       6         518,130.51               0.13
FICO Enhanced                          49       6,792,123.86               1.65
FICO Only                             211      32,602,580.25               7.91
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Loan Type:                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Adjustable Rate Loan                1,761     256,407,158.47              62.22
Fixed Rate Loan                     1,130     155,706,710.80              37.78
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
30 Year Fixed-Rate Loan               897     128,995,560.38              82.85
15 Year Fixed-Rate Loan               174      19,441,281.52              12.49
20 Year Fixed-Rate Loan                31       4,025,751.37               2.59
15 Year Balloon                        15       1,945,686.88               1.25
10 Year Fixed-Rate Loan                 8         683,009.66               0.44
25 Year Fixed-Rate Loan                 5         615,420.99               0.40
-------------------------------------------------------------------------------
Total                               1,130     155,706,710.80             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Adjustable Rate Loan            Number of  Outstanding as of  Outstanding as of
Types:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR           1,600     232,623,374.05              90.72
3/27 Loan Six-Month LIBOR             158      23,223,687.81               9.06
Six-Month LIBOR                         3         560,096.61               0.22
-------------------------------------------------------------------------------
Total                               1,761     256,407,158.47             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Lien Position:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
First Lien                          2,891     412,113,869.27             100.00
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Prepayment Term (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
N/A                                   609      87,340,870.07              21.19
24                                    926     139,217,991.51              33.78
36                                    604      84,349,196.94              20.47
60                                    752     101,205,810.75              24.56
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Current Mortgage                Number of  Outstanding as of  Outstanding as of
Rates (%):                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.500 -  4.500                         1         173,632.46               0.04
 4.501 -  5.000                        13       2,395,990.37               0.58
 5.001 -  5.500                        91      15,776,310.22               3.83
 5.501 -  6.000                       250      42,219,697.94              10.24
 6.001 -  6.500                       339      55,946,182.67              13.58
 6.501 -  7.000                       581      90,555,675.70              21.97
 7.001 -  7.500                       445      62,508,627.91              15.17
 7.501 -  8.000                       516      67,147,882.79              16.29
 8.001 -  8.500                       260      32,646,839.42               7.92
 8.501 -  9.000                       235      26,446,704.62               6.42
 9.001 -  9.500                        77       8,036,493.63               1.95
 9.501 - 10.000                        66       6,614,365.36               1.60
10.001 - 10.500                        10       1,027,561.12               0.25
10.501 - 11.000                         6         472,502.16               0.11
11.001 - 11.325                         1         145,402.90               0.04
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Gross Margins (%)               Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2.750 - 3.000                           2         340,533.04               0.13
3.001 - 3.500                           1         129,458.15               0.05
3.501 - 4.000                          29       4,886,087.37               1.91
4.001 - 4.500                         137      21,348,861.73               8.33
4.501 - 5.000                         223      35,102,109.83              13.69
5.001 - 5.500                         303      47,984,360.05              18.71
5.501 - 6.000                         370      54,467,307.19              21.24
6.001 - 6.500                         316      42,291,041.73              16.49
6.501 - 7.000                         188      25,533,039.35               9.96
7.001 - 7.500                         118      15,099,852.07               5.89
7.501 - 8.000                          74       9,224,507.96               3.60
-------------------------------------------------------------------------------
Total                               1,761     256,407,158.47             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Maximum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
10.125 - 10.500                         1         188,188.33               0.07
11.501 - 12.000                         2         249,291.41               0.10
12.001 - 12.500                        28       4,773,801.08               1.86
12.501 - 13.000                       118      19,355,241.22               7.55
13.001 - 13.500                       204      34,865,230.28              13.60
13.501 - 14.000                       355      58,269,951.53              22.73
14.001 - 14.500                       279      40,359,840.46              15.74
14.501 - 15.000                       345      46,483,338.22              18.13
15.001 - 15.500                       172      21,845,955.74               8.52
15.501 - 16.000                       158      18,921,239.76               7.38
16.001 - 16.500                        55       6,148,758.73               2.40
16.501 - 17.000                        37       4,191,627.82               1.63
17.001 - 17.500                         5         634,509.58               0.25
17.501 - 17.875                         2         120,184.31               0.05
-------------------------------------------------------------------------------
Total                               1,761     256,407,158.47             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Minimum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.750 -  5.000                         2         249,291.41               0.10
 5.001 -  5.500                        29       4,961,989.41               1.94
 5.501 -  6.000                       119      19,588,531.32               7.64
 6.001 -  6.500                       204      34,865,230.28              13.60
 6.501 -  7.000                       354      58,036,661.43              22.63
 7.001 -  7.500                       279      40,359,840.46              15.74
 7.501 -  8.000                       345      46,483,338.22              18.13
 8.001 -  8.500                       172      21,845,955.74               8.52
 8.501 -  9.000                       158      18,921,239.76               7.38
 9.001 -  9.500                        55       6,148,758.73               2.40
 9.501 - 10.000                        37       4,191,627.82               1.63
10.001 - 10.500                         5         634,509.58               0.25
10.501 - 10.875                         2         120,184.31               0.05
-------------------------------------------------------------------------------
Total                               1,761     256,407,158.47             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Rate Adjustment Date            Number of  Outstanding as of  Outstanding as of
(ARMs ONLY):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
01/01/04                                1         192,721.81               0.08
02/01/04                                3         296,361.82               0.12
03/01/04                                1         304,282.30               0.12
04/01/04                                2         255,814.31               0.10
02/01/05                                1         152,344.71               0.06
06/01/05                                3         469,308.96               0.18
07/01/05                               11       1,840,112.63               0.72
08/01/05                               30       5,065,124.35               1.98
09/01/05                              367      55,969,645.34              21.83
10/01/05                            1,183     168,576,004.43              65.75
10/03/05                                1          61,750.00               0.02
08/01/06                                2         201,349.00               0.08
09/01/06                               25       3,454,656.19               1.35
10/01/06                              131      19,567,682.62               7.63
-------------------------------------------------------------------------------
Total                               1,761     256,407,158.47             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Initial Periodic                Number of  Outstanding as of  Outstanding as of
Rate Cap (%)(ARMs Only):   Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                                   3         560,096.61               0.22
3.000                               1,758     255,847,061.86              99.78
-------------------------------------------------------------------------------
Total                               1,761     256,407,158.47             100.00
===============================================================================

                                                               % of Aggregate
                                           Principal Balance  Principal Balance
Periodic Rate Cap (%)        Number of     Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans   the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                               1,761     256,407,158.47             100.00
-------------------------------------------------------------------------------
Total                               1,761     256,407,158.47             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
MI Provider                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
NO MI PROVIDER                      2,082     289,321,869.06              70.20
MGIC                                  804     122,253,784.70              29.67
PMI                                     5         538,215.51               0.13
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4
                         Group II Initial Mortgage Loans

Number Of Loans:                                      205
Aggregate Outstanding Principal Balance:     $ 59,123,500
                                                                    Minimum             Maximum
Average Outstanding Principal Balance:       $    288,407         $    44,959         $   776,423

Weighted Average Current Mortgage Rate:             6.943 %             4.750 %            11.350 %

Arm Characteristics:
--------------------
Weighted Average Gross Margin:                      5.943 %             2.750 %             9.700 %
Weighted Average Maximum Loan Rate:                14.267 %             9.875 %            18.350 %
Weighted Average Minimum Loan Rate:                 7.290 %             4.750 %            11.350 %
Weighted Average Initial Periodic Rate Cap:         2.978 %             1.000 %             3.000 %
Weighted Average Periodic Rate Cap:                 1.000 %             1.000 %             1.000 %

Weighted Average Months To Roll:                       25 months            2 months           35 months
Weighted Average Original Term:                       348 months          180 months          360 months
Weighted Average Remaining Term:                      346 months          178 months          359 months
Weighted Average Credit Score:                        647                 520                 810
Weighted Average Combined Original LTV:             78.50 %             35.00 %            100.00 %

First Pay Date:                                                   Jun 01, 2001        Nov 01, 2003
Maturity Date:                                                    Sep 01, 2018        Oct 01, 2033

Top State Concentrations ($):                       44.55 %  California,  7.18 %  Florida,  4.92 %  New York
Maximum Zip Code Concentration ($):                  1.91 %  90266

                                                                              49

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Principal Balances ($)     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 44,958.72 -  50,000.00                 1          44,958.72               0.08
 50,000.01 - 100,000.00                41       2,922,085.89               4.94
100,000.01 - 150,000.00                23       2,789,589.13               4.72
150,000.01 - 200,000.00                 6         976,675.55               1.65
200,000.01 - 250,000.00                 3         679,417.67               1.15
300,000.01 - 350,000.00                37      12,358,421.73              20.90
350,000.01 - 400,000.00                53      20,129,026.41              34.05
400,000.01 - 450,000.00                20       8,478,760.49              14.34
450,000.01 - 500,000.00                17       8,177,698.96              13.83
500,000.01 - 550,000.00                 2       1,057,017.39               1.79
700,000.01 - 750,000.00                 1         733,424.80               1.24
750,000.01 - 776,423.35                 1         776,423.35               1.31
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Credit Score:              Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
520 - 520                               1         101,661.29               0.17
521 - 540                              20       2,996,952.75               5.07
541 - 560                              21       3,654,372.98               6.18
561 - 580                              16       3,762,490.69               6.36
581 - 600                              16       4,132,991.68               6.99
601 - 620                              19       4,848,682.22               8.20
621 - 640                              24       8,376,863.53              14.17
641 - 660                              19       7,330,930.84              12.40
661 - 680                              22       7,324,020.67              12.39
681 - 700                              10       3,020,758.46               5.11
701 - 720                              17       6,240,972.13              10.56
721 - 740                               7       2,298,211.58               3.89
741 - 760                               7       2,119,997.25               3.59
761 - 780                               4       1,815,312.30               3.07
781 - 800                               1         365,856.92               0.62
801 - 810                               1         733,424.80               1.24
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
178 - 180                              17       4,023,947.23               6.81
211 - 240                               1         107,643.32               0.18
301 - 359                             187      54,991,909.54              93.01
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Property Type:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Single Family Residence               162      47,714,558.79              80.70
PUD                                    31       8,811,067.00              14.90
Condo                                   9       2,420,777.17               4.09
Multi-Unit                              3         177,097.13               0.30
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Occupancy Status:          Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Primary                               201      58,302,502.19              98.61
Investment
 (Non-Owner Occupied)                   3         479,381.74               0.81
Secondary Home                          1         341,616.16               0.58
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Use of Proceeds:           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Cash Out Refinance                    145      42,099,927.32              71.21
Purchase                               41      12,147,503.03              20.55
Rate/Term Refinance                    19       4,876,069.74               8.25
-------------------------------------------------------------------------------
Total                                 205     59,123,500.09              100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Combined Original               Number of  Outstanding as of  Outstanding as of
LTV Ratios (%):            Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
35.00 -  35.00                          1         489,410.15               0.83
45.01 -  50.00                          3         609,368.98               1.03
50.01 -  55.00                          3       1,264,242.33               2.14
55.01 -  60.00                          6       1,531,035.05               2.59
60.01 -  65.00                         11       3,386,754.73               5.73
65.01 -  70.00                         13       4,734,535.17               8.01
70.01 -  75.00                         24       7,757,462.37              13.12
75.01 -  80.00                         57      17,802,830.82              30.11
80.01 -  85.00                         21       6,046,106.94              10.23
85.01 -  90.00                         51      12,741,456.17              21.55
90.01 -  95.00                         10       1,937,041.62               3.28
95.01 - 100.00                          5         823,255.76               1.39
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
State:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Arizona                                 3         846,353.48               1.43
California                             67      26,339,630.58              44.55
Colorado                                3         838,202.67               1.42
Connecticut                             4       1,137,173.49               1.92
District of Columbia                    1         165,449.51               0.28
Florida                                18       4,242,693.12               7.18
Georgia                                 2         965,017.56               1.63
Illinois                                4       1,676,844.47               2.84
Indiana                                 1         134,918.64               0.23
Iowa                                    2         135,483.67               0.23
Louisiana                               3       1,192,512.56               2.02
Maryland                                5       1,990,513.62               3.37
Massachusetts                           3       1,056,821.76               1.79
Michigan                                2         208,968.99               0.35
Minnesota                               2         415,064.95               0.70
Mississippi                             1         235,901.03               0.40
Nevada                                  2         668,147.34               1.13
New Hampshire                           2         485,591.57               0.82
New Jersey                              5       1,636,214.90               2.77
New York                               10       2,909,376.98               4.92
North Carolina                          6       1,873,831.33               3.17
Ohio                                   10       1,336,554.44               2.26
Oklahoma                                1          44,958.72               0.08
Oregon                                  3         934,515.66               1.58
Pennsylvania                            9       1,110,711.63               1.88
Rhode Island                            1         353,575.86               0.60
South Carolina                          5         822,371.12               1.39
Texas                                  19       2,108,685.33               3.57
Utah                                    2         802,820.93               1.36
Virginia                                5       1,513,889.49               2.56
Washington                              2         763,317.74               1.29
West Virginia                           1         116,791.30               0.20
Wisconsin                               1          60,595.65               0.10
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Documentation:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Full Documentation                    112      26,981,980.78              45.64
Stated Income                          74      26,722,433.79              45.20
No Documentation                       10       2,587,130.44               4.38
Limited Documentation                   6       1,958,975.07               3.31
No Income/No Asset
 Verification                           3         872,980.01               1.48
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Grade:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
M1                                     35       9,101,450.91              15.39
M2                                     26       4,166,851.31               7.05
M3                                      4         624,615.12               1.06
M4                                      2         184,350.39               0.31
AA                                      1          62,335.29               0.11
A+                                     55      20,082,871.00              33.97
A                                      10       1,783,684.23               3.02
A-                                      6       2,026,335.17               3.43
Alt A                                  49      16,876,536.84              28.54
B                                       1         399,601.04               0.68
FICO Enhanced                           7       1,333,296.02               2.26
FICO Only                               9       2,481,572.77               4.20
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Loan Type:                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Adjustable Rate Loan                  125      34,956,726.79              59.12
Fixed Rate Loan                        80      24,166,773.30              40.88
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                62      20,035,182.75              82.90
15 Year Fixed-Rate Loan                15       3,299,808.23              13.65
15 Year Balloon                         2         724,139.00               3.00
20 Year Fixed-Rate Loan                 1         107,643.32               0.45
-------------------------------------------------------------------------------
Total                                  80      24,166,773.30             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Adjustable Rate Loan            Number of  Outstanding as of  Outstanding as of
Types:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR             104      28,025,970.30              80.17
3/27 Loan Six-Month LIBOR              20       6,538,237.50              18.70
Six-Month LIBOR                         1         392,518.99               1.12
-------------------------------------------------------------------------------
Total                                 125      34,956,726.79             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Lien Position:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
First Lien                            205      59,123,500.09             100.00
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Prepayment Term (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
N/A                                    63      16,311,673.81              27.59
24                                     54      16,015,280.19              27.09
36                                     43      10,992,777.51              18.59
60                                     45      15,803,768.58              26.73
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Current Mortgage                Number of  Outstanding as of  Outstanding as of
Rates (%):                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.750 -  5.000                         6       2,355,156.50               3.98
 5.001 -  5.500                         8       2,909,794.18               4.92
 5.501 -  6.000                        29      10,665,984.26              18.04
 6.001 -  6.500                        26       8,291,927.53              14.02
 6.501 -  7.000                        35      12,813,285.84              21.67
 7.001 -  7.500                        23       7,651,812.78              12.94
 7.501 -  8.000                        24       6,132,124.60              10.37
 8.001 -  8.500                         6       1,563,258.96               2.64
 8.501 -  9.000                         9       1,700,202.60               2.88
 9.001 -  9.500                        10       1,983,486.50               3.35
 9.501 - 10.000                        21       1,978,549.95               3.35
10.001 - 10.500                         5         862,895.54               1.46
10.501 - 11.000                         2         156,540.17               0.26
11.001 - 11.350                         1          58,480.68               0.10
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Gross Margins (%)               Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2.750 - 3.000                           1         392,012.30               1.12
3.501 - 4.000                           2         822,534.61               2.35
4.001 - 4.500                           6       2,172,668.63               6.22
4.501 - 5.000                          12       4,220,343.00              12.07
5.001 - 5.500                          19       6,929,575.90              19.82
5.501 - 6.000                          22       7,136,991.88              20.42
6.001 - 6.500                          11       4,013,236.68              11.48
6.501 - 7.000                           7       2,707,273.23               7.74
7.001 - 7.500                           5       1,994,061.16               5.70
7.501 - 8.000                           2         188,916.83               0.54
8.001 - 8.500                          27       3,569,257.28              10.21
8.501 - 9.000                           9         706,415.89               2.02
9.001 - 9.500                           1          44,958.72               0.13
9.501 - 9.700                           1          58,480.68               0.17
-------------------------------------------------------------------------------
Total                                 125      34,956,726.79             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Maximum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 9.875 - 10.000                         1         392,012.30               1.12
11.501 - 12.000                         3       1,090,660.47               3.12
12.001 - 12.500                         2         813,454.12               2.33
12.501 - 13.000                        12       4,453,382.82              12.74
13.001 - 13.500                        11       3,999,986.09              11.44
13.501 - 14.000                        18       6,977,448.42              19.96
14.001 - 14.500                        13       4,594,667.77              13.14
14.501 - 15.000                        16       4,816,335.84              13.78
15.001 - 15.500                         4       1,378,265.00               3.94
15.501 - 16.000                         7       1,486,017.94               4.25
16.001 - 16.500                         9       1,898,029.68               5.43
16.501 - 17.000                        21       1,978,549.95               5.66
17.001 - 17.500                         5         862,895.54               2.47
17.501 - 18.000                         2         156,540.17               0.45
18.001 - 18.350                         1          58,480.68               0.17
-------------------------------------------------------------------------------
Total                                 125      34,956,726.79             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Minimum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.750 -  5.000                         4       1,482,672.77               4.24
 5.001 -  5.500                         2         813,454.12               2.33
 5.501 -  6.000                        12       4,453,382.82              12.74
 6.001 -  6.500                        11       3,999,986.09              11.44
 6.501 -  7.000                        18       6,977,448.42              19.96
 7.001 -  7.500                        13       4,594,667.77              13.14
 7.501 -  8.000                        16       4,816,335.84              13.78
 8.001 -  8.500                         4       1,378,265.00               3.94
 8.501 -  9.000                         7       1,486,017.94               4.25
 9.001 -  9.500                         9       1,898,029.68               5.43
 9.501 - 10.000                        21       1,978,549.95               5.66
10.001 - 10.500                         5         862,895.54               2.47
10.501 - 11.000                         2         156,540.17               0.45
11.001 - 11.350                         1          58,480.68               0.17
-------------------------------------------------------------------------------
Total                                 125      34,956,726.79             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Rate Adjustment                 Number of  Outstanding as of  Outstanding as of
Date (ARMs Only):          Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
01/01/04                                1          77,324.72               0.22
04/01/04                                1         392,518.99               1.12
12/01/04                                1         392,012.30               1.12
08/01/05                                1         395,411.02               1.13
09/01/05                               25       8,208,889.85              23.48
10/01/05                               76      18,952,332.41              54.22
09/01/06                                3       1,252,395.10               3.58
10/01/06                               17       5,285,842.40              15.12
-------------------------------------------------------------------------------
Total                                 125      34,956,726.79             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Initial Periodic Rate Cap       Number of  Outstanding as of  Outstanding as of
(%) (ARMs Only):           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                                   1         392,518.99               1.12
3.000                                 124      34,564,207.80              98.88
-------------------------------------------------------------------------------
Total                                 125      34,956,726.79             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Periodic Rate Cap               Number of  Outstanding as of  Outstanding as of
(%) (ARMs Only):           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                                 125      34,956,726.79             100.00
-------------------------------------------------------------------------------
Total                                 125      34,956,726.79             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
MI Provider                Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
NO MI PROVIDER                        167      48,564,171.26              82.14
MGIC                                   36      10,419,668.82              17.62
PMI                                     2         139,660.01               0.24
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4
                        Group III Initial Mortgage Loans
                             As of November 1, 2003

Number Of Loans:                                      407
Aggregate Outstanding Principal Balance:     $ 24,801,998

                                                                    Minimum             Maximum
Average Outstanding Principal Balance:       $     60,939         $    10,980         $   575,504

Weighted Average Current Mortgage Rate:             9.102 %             5.250 %            13.375 %

Arm Characteristics:
--------------------
Weighted Average Gross Margin:                      5.833 %             4.125 %             9.350 %
Weighted Average Maximum Loan Rate:                14.437 %            12.250 %            18.050 %
Weighted Average Minimum Loan Rate:                 7.437 %             5.250 %            11.050 %
Weighted Average Initial Periodic Rate Cap:         3.000 %             3.000 %             3.000 %
Weighted Average Periodic Rate Cap:                 1.000 %             1.000 %             1.000 %
Weighted Average Months To Roll:                       23 months           20 months           23 months

Weighted Average Original Term:                       254 months          120 months          360 months
Weighted Average Remaining Term:                      253 months          119 months          359 months
Weighted Average Credit Score:                        666                 514                 802
Weighted Average Combined Original LTV:             89.38 %             40.83 %            100.00 %

First Pay Date:                                                   Jul 01, 2003        Nov 01, 2003
Maturity Date:                                                    Oct 01, 2013        Oct 01, 2033

Top State Concentrations ($):                31.83 % California, 12.09 % New York, 10.12 % Florida
Maximum Zip Code Concentration ($):           2.87 % 92064

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Principal Balances ($)     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 10,979.75  -   50,000.00             276       8,099,234.77              32.66
 50,000.01  -  100,000.00              95       6,561,048.96              26.45
100,000.01  -  150,000.00              14       1,724,895.47               6.95
150,000.01  -  200,000.00               1         167,839.05               0.68
200,000.01  -  250,000.00               1         227,812.74               0.92
250,000.01  -  300,000.00               1         287,788.39               1.16
300,000.01  -  350,000.00               6       2,003,572.24               8.08
350,000.01  -  400,000.00               5       1,872,752.59               7.55
400,000.01  -  450,000.00               3       1,296,743.13               5.23
450,000.01  -  500,000.00               3       1,460,259.01               5.89
500,000.01  -  550,000.00               1         524,547.98               2.11
550,000.01  -  575,504.07               1         575,504.07               2.32
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Credit Score:              Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
514  - 520                              2         737,320.03               2.97
521  - 540                              5         782,015.11               3.15
541  - 560                              7       1,003,461.00               4.05
561  - 580                              1          69,557.84               0.28
581  - 600                              3         249,721.34               1.01
601  - 620                              8       1,570,099.98               6.33
621  - 640                             36       2,439,277.20               9.84
641  - 660                             60       3,783,829.85              15.26
661  - 680                             85       4,177,537.29              16.84
681  - 700                             63       2,194,312.63               8.85
701  - 720                             52       2,958,258.70              11.93
721  - 740                             39       2,028,502.79               8.18
741  - 760                             23       1,482,851.44               5.98
761  - 780                             14         958,037.65               3.86
781  - 800                              8         306,429.45               1.24
801  - 802                              1          60,786.10               0.25
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
119  - 120                              1          50,702.91               0.20
151  - 180                            356      14,472,985.29              58.35
301  - 359                             50      10,278,310.20              41.44
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Property Type:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Single Family Residence               282      19,284,069.24              77.75
PUD                                    80       3,843,077.28              15.50
Condo                                  37       1,372,899.87               5.54
Multi-Unit                              8         301,952.01               1.22
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Occupancy Status:          Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Primary                               403      24,486,828.09              98.73
Investment (Non-Owner
 Occupied)                              3         256,704.32               1.04
Secondary Home                          1          58,465.99               0.24
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Use of Proceeds:           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Purchase                              298      13,507,938.28              54.46
Cash Out Refinance                     89       8,860,884.00              35.73
Rate/Term Refinance                    20       2,433,176.12               9.81
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Combined Original LTV           Number of  Outstanding as of  Outstanding as of
Ratios (%):                Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
40.83  -  45.00                         1         486,513.02               1.96
45.01  -  50.00                         1          84,597.80               0.34
50.01  -  55.00                         1         474,569.70               1.91
60.01  -  65.00                         1         575,504.07               2.32
65.01  -  70.00                         4       1,087,301.69               4.38
70.01  -  75.00                         4       1,054,298.68               4.25
75.01  -  80.00                        17       3,242,415.64              13.07
80.01  -  85.00                         8       1,697,222.03               6.84
85.01  -  90.00                        21       2,265,493.08               9.13
90.01  -  95.00                        29       1,374,398.00               5.54
95.01  - 100.00                       320      12,459,684.69              50.24
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
State:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Arizona                                13         348,300.40               1.40
Arkansas                                5         147,958.27               0.60
California                             85       7,894,153.84              31.83
Colorado                               12         855,882.93               3.45
Connecticut                            10         521,498.76               2.10
Delaware                                1          27,574.83               0.11
District of Columbia                    1          59,822.08               0.24
Florida                                57       2,510,091.75              10.12
Georgia                                12         345,017.01               1.39
Idaho                                   4          89,494.55               0.36
Illinois                                9         309,990.81               1.25
Indiana                                 6         285,403.12               1.15
Iowa                                    3         164,976.73               0.67
Kansas                                  1          28,746.98               0.12
Kentucky                                5         169,819.54               0.68
Louisiana                               4         242,793.10               0.98
Maryland                                7         577,610.96               2.33
Massachusetts                           3         752,313.62               3.03
Michigan                                3         106,550.43               0.43
Minnesota                               2          60,114.89               0.24
Mississippi                             2          56,908.60               0.23
Missouri                                7         199,219.10               0.80
Nebraska                                1          40,294.44               0.16
Nevada                                 28       1,030,779.24               4.16
New Hampshire                           1          51,384.02               0.21
New York                               11       2,998,980.71              12.09
North Carolina                         10         251,773.53               1.02
Ohio                                   21       1,020,703.65               4.12
Oklahoma                                1          90,923.55               0.37
Oregon                                 13         423,933.47               1.71
Pennsylvania                            4         170,109.49               0.69
South Carolina                          4          96,407.73               0.39
Tennessee                               2          51,327.22               0.21
Texas                                  24       1,045,910.27               4.22
Virginia                                9         548,445.36               2.21
Washington                             24       1,080,912.92               4.36
West Virginia                           1         124,050.61               0.50
Wisconsin                               1          21,819.89               0.09
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Documentation:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Full Documentation                    180      10,502,343.80              42.34
Stated Income                         175       9,480,734.12              38.23
No Documentation                       46       4,316,409.57              17.40
No Income/No Asset
 Verification                           3         335,693.39               1.35
Limited Documentation                   3         166,817.52               0.67
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Grade:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
M1                                     47       3,044,544.84              12.28
M2                                      7         980,369.03               3.95
M3                                      1         117,188.94               0.47
A+                                    135       7,830,011.78              31.57
A                                       7       1,105,368.11               4.46
A-                                      1          68,314.68               0.28
Alt A                                 200      10,756,381.89              43.37
B                                       3         132,379.23               0.53
B-                                      2         252,380.57               1.02
FICO Enhanced                           1         381,021.27               1.54
FICO Only                               3         134,038.06               0.54
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Loan Type:                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Adjustable Rate Loan                   34       6,868,499.30              27.69
Fixed Rate Loan                       373      17,933,499.10              72.31
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
15 Year Balloon                       261      10,325,878.03              57.58
15 Year Fixed-Rate Loan                95       4,147,107.26              23.12
30 Year Fixed-Rate Loan                16       3,409,810.90              19.01
10 Year Fixed-Rate Loan                 1          50,702.91               0.28
-------------------------------------------------------------------------------
Total                                 373      17,933,499.10             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Adjustable Rate Loan            Number of  Outstanding as of  Outstanding as of
Types:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR              34       6,868,499.30             100.00
-------------------------------------------------------------------------------
Total                                  34       6,868,499.30             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Lien Position:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Second Lien                           354      13,394,164.69              54.00
First Lien                             53      11,407,833.71              46.00
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Prepayment Term (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
N/A                                   238      11,530,809.05              46.49
24                                     91       7,895,235.28              31.83
36                                     48       2,927,950.60              11.81
60                                     30       2,448,003.47               9.87
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Current Mortgage                Number of  Outstanding as of  Outstanding as of
Rates (%):                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 5.250 -  5.500                         1         118,127.79               0.48
 5.501 -  6.000                         5       1,939,338.79               7.82
 6.001 -  6.500                         8       1,338,238.03               5.40
 6.501 -  7.000                        14       3,805,685.57              15.34
 7.001 -  7.500                        12       1,429,510.83               5.76
 7.501 -  8.000                        16       1,259,519.92               5.08
 8.001 -  8.500                        19         890,674.87               3.59
 8.501 -  9.000                        22       1,384,979.57               5.58
 9.001 -  9.500                        25       1,390,859.07               5.61
 9.501 - 10.000                        49       2,127,197.09               8.58
10.001 - 10.500                        22         786,825.89               3.17
10.501 - 11.000                        80       3,392,634.27              13.68
11.001 - 11.500                        20         926,285.76               3.73
11.501 - 12.000                        41       1,534,345.47               6.19
12.001 - 12.500                        20         633,615.47               2.55
12.501 - 13.000                        52       1,818,592.86               7.33
13.001 - 13.375                         1          25,567.15               0.10
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Gross Margins (%) (ARMs         Number of  Outstanding as of  Outstanding as of
Only):                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
4.125 - 4.500                           5       1,283,542.62              18.69
4.501 - 5.000                           3         587,731.50               8.56
5.001 - 5.500                           5       1,879,472.31              27.36
6.001 - 6.500                           5         689,062.49              10.03
6.501 - 7.000                           7       1,232,762.81              17.95
7.001 - 7.500                           3         553,284.42               8.06
7.501 - 8.000                           1         113,753.50               1.66
8.001 - 8.500                           2         236,677.54               3.45
8.501 - 9.000                           2         198,155.70               2.88
9.001 - 9.350                           1          94,056.41               1.37
-------------------------------------------------------------------------------
Total                                  34       6,868,499.30             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Maximum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
12.250 - 12.500                         1         118,127.79               1.72
12.501 - 13.000                         1         449,551.17               6.55
13.001 - 13.500                         5         881,937.51              12.84
13.501 - 14.000                         8       2,863,958.54              41.70
14.001 - 14.500                         1         347,721.71               5.06
14.501 - 15.000                         3         238,483.38               3.47
15.001 - 15.500                         5         437,511.61               6.37
15.501 - 16.000                         2         477,330.46               6.95
16.001 - 16.500                         4         612,337.73               8.92
16.501 - 17.000                         2         266,516.23               3.88
17.001 - 17.500                         1          80,966.76               1.18
18.001 - 18.050                         1          94,056.41               1.37
-------------------------------------------------------------------------------
Total                                  34       6,868,499.30             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Minimum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 5.250 -  5.500                         1         118,127.79               1.72
 5.501 -  6.000                         1         449,551.17               6.55
 6.001 -  6.500                         5         881,937.51              12.84
 6.501 -  7.000                         8       2,863,958.54              41.70
 7.001 -  7.500                         1         347,721.71               5.06
 7.501 -  8.000                         3         238,483.38               3.47
 8.001 -  8.500                         5         437,511.61               6.37
 8.501 -  9.000                         2         477,330.46               6.95
 9.001 -  9.500                         4         612,337.73               8.92
 9.501 - 10.000                         2         266,516.23               3.88
10.001 - 10.500                         1          80,966.76               1.18
11.001 - 11.050                         1          94,056.41               1.37
-------------------------------------------------------------------------------
Total                                  34       6,868,499.30             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Rate Adjustment Date            Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
07/01/05                                2         264,822.51               3.86
09/01/05                                8       2,030,054.42              29.56
10/01/05                               24       4,573,622.37              66.59
-------------------------------------------------------------------------------
Total                                  34       6,868,499.30             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Initial Periodic Rate Cap       Number of  Outstanding as of  Outstanding as of
(%) (ARMs Only):           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
3.000                                  34       6,868,499.30             100.00
-------------------------------------------------------------------------------
Total                                  34       6,868,499.30             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Periodic Rate Cap (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                                  34       6,868,499.30             100.00
-------------------------------------------------------------------------------
Total                                  34       6,868,499.30             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
MI Provider                Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
NO MI PROVIDER                        398      23,160,745.43              93.38
MGIC                                    9       1,641,252.97               6.62
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

              NovaStar Home Equity Loan Asset-Backed Certificates,
                                  Series 2003-4

                          $1,477,050,000 (Approximate)

                      NovaStar Mortgage Funding Corporation
                                    Depositor

                             NovaStar Mortgage, Inc.
                               Seller and Servicer


[LOGO OF RBS GREENWICH CAPITAL]                    [LOGO OF WACHOVIA SECURITIES]

                              Co-Lead Underwriters

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                           Date Prepared: November 3, 2003

                          $1,477,050,000 (Approximate)

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4
-------------------------------------------------------------------------------------------------------------------------------
                                                  Payment Window
                   Principal        WAL (Years)       (Mths)      Expected Rating    Assumed Final        Certificate
Class/(1,2,3)/     Amount ($)      Call/Mat/(4)/  Call/Mat/(4)/    S&P / Moody's   Distribution Date           Type
--------------  ----------------  --------------  --------------  ---------------  -----------------  -------------------------
A-1             $  1,077,974,000  2.96/3.22        1-98/1-219        AAA / Aaa       February 2034      Floating Rate Senior
A-2A            $     52,000,000  1.50/1.50         1-42/1-42        AAA / Aaa       February 2034    Floating Rate Seq Senior
A-2B            $     25,325,000  6.06/6.88       42-98/42-220       AAA / Aaa       February 2034    Floating Rate Seq Senior
A-2C            $     77,326,000  2.99/3.26        1-98/1-220        AAA / Aaa       February 2034      Floating Rate Senior
A-3             $     64,875,000  3.35/3.70        1-98/1-193        AAA / Aa1       February 2034    Floating Rate Senior Mezz
M-1             $     75,000,000  5.42/5.96       38-98/38-179        AA / Aa2       February 2034    Floating Rate Subordinate
M-2             $     60,000,000  5.41/5.83       37-98/37-150         A / A2        February 2034    Floating Rate Subordinate
M-3             $     15,000,000  5.40/5.67       37-98/37-123        A- / A3        February 2034    Floating Rate Subordinate
B-1             $     15,000,000  5.40/5.52       37-98/37-112      BBB+ / Baa1      February 2034    Floating Rate Subordinate
B-2             $     14,550,000  5.22/5.22       37-98/37-98       BBB / Baa2       February 2034    Floating Rate Subordinate
-------------------------------------------------------------------------------------------------------------------------------
Total:          $  1,477,050,000
-------------------------------------------------------------------------------------------------------------------------------

<F1>
(1) The Class A-1 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2A, Class A-2B and Class A-2C Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class A-3 Certificates are backed primarily by the cash flow from the Group III Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates are backed by the cash flows from the Group I Mortgage Loans, the Group II Mortgage Loans and the Group III Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
<F2>
(2) The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates are priced to call. The margin on the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-3 Certificates will double and the margin on the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates will increase by 1.5x after the clean-up call date.
<F3>
(3)  See "Available Funds Cap Rate" herein.
<F4>
(4)  See "Pricing Prepayment Speed" herein.

Depositor:
NovaStar Mortgage Funding Corporation.

Seller and Servicer:
NovaStar Mortgage, Inc. ("NovaStar").

Co-Lead Underwriters:
Greenwich Capital Markets, Inc. ("RBS Greenwich Capital") and Wachovia Capital Markets, LLC ("Wachovia Securities").

Co-Underwriters:
Morgan Stanley and Deutsche Bank Securities Inc.

Trustee:
JP Morgan Chase Bank.

Custodian:
Wachovia Bank, N.A.

Swap Providers:
Greenwich Capital Derivatives, Inc. ("GCD") and Wachovia Bank ("Wachovia").

Cap Provider:
TBD.

Offered Certificates:
The Class A-1 Certificates (the "Group I Certificates"), the Class A-2A, Class A-2B and Class A-2C Certificates (the "Group II Certificates" or the "Class A-2 Certificates" when referred to in aggregate) and the Class A-3 Certificates (the "Group III Certificates,"

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

together with the Group I Certificates and Group II Certificates, the "Class A Certificates" or "Senior Certificates"), and the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates (together, the "Subordinate Certificates"). The Senior Certificates along with the Subordinate Certificates are referred to herein as the "Offered Certificates."

Federal Tax Status:
The Offered Certificates will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:
The Offered Certificates will be available in book-entry form through DTC, and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:
For each Mortgage Loan, generally the later of (i) close of business on November 1, 2003, and (ii) the date of origination of such Mortgage Loan.

Expected Pricing Date:
On or about November 5, 2003.

Expected Closing Date:
On or about November 20, 2003.

Expected Settlement Date:
On or about November 20, 2003.

Distribution Date:
The 25th day of each month (or if not a business day, the next succeeding business day) commencing in December 2003.

Accrued Interest:
The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:
The interest accrual period for each Distribution Date with respect to the Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:
After the end of the Pre-funding Period, the Offered Certificates are expected to be ERISA eligible, provided that certain conditions are satisfied (as described in the prospectus supplement).

SMMEA Eligibility:
After the end of the Pre-funding Period, the Class A-1 and Class A-2 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class A-3 and Subordinate Certificates are not expected to constitute "mortgage related securities" for purposes of SMMEA.

Denomination:
$25,000 minimum and multiples of $1,000 in excess thereafter.

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Optional Termination:
The terms of the transaction allow for a clean-up call (the "Clean-up Call") which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount on the Closing Date.

Pricing Prepayment Speed:
The Offered Certificates will be priced based on the following collateral prepayment assumptions (100% PPC):
FRM Loans: 20% HEP (2.0% - 20% CPR over 10 months, 20% CPR thereafter) ARM Loans: 28% CPR

Initial Mortgage Loans:
As of the Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $496,039,368, of which: (i) approximately $412,113,869 consisted of a pool of conforming balance fixed-rate and adjustable-rate, first-lien, fully amortizing and balloon mortgage loans (the "Group I Initial Mortgage Loans"), (ii) approximately $59,123,500 consisted of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate, first-lien, fully amortizing and balloon mortgage loans (the "Group II Initial Mortgage Loans") and (iii) approximately $24,801,998 consisted of a pool of fixed-rate and adjustable-rate, first-lien and second-lien, fully amortizing and balloon mortgage loans (the "Group III Initial Mortgage Loans" together with the Group I and Group II Initial Mortgage Loans, the "Initial Mortgage Loans").

With respect to approximately 13.78% of the Initial Mortgage Loans, NovaStar also originated a second lien mortgage loan at the time of originating the first lien mortgage loan.

On or prior to the Closing Date, it is expected that certain of the Initial Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.

Additional Mortgage Loans:
On the Closing Date, "Additional Mortgage Loans" will be added to the mortgage loan pool. The Additional Mortgage Loans are expected to have an aggregate principal balance of approximately $503,960,632 as of the related Cut-off Date, which will consist of approximately $418,694,925 of mortgage loans related to Group I, approximately $60,067,645 of mortgage loans related to Group II and approximately $25,198,062 of mortgage loans related to Group III. It is expected that the composition and characteristics of the Additional Mortgage Loans will be similar to those of the Initial This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. Mortgage Loans in all material respects. On the Closing Date, the Initial Mortgage Loans and Additional Mortgage Loans will comprise the "Closing Date Mortgage Loans." The aggregate principal balance of the Closing Date Mortgage Loans will be approximately $1,000,000,000, which will consist of approximately $830,808,795 of mortgage loans related to Group I, approximately $119,191,145 of mortgage loans related to Group II and approximately $50,000,061 of mortgage loans related to Group III.

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Pre-funding Amount:
On the Closing Date, the Trust will deposit approximately $500,000,000 (the "Pre-funding Amount"), which will consist of approximately $415,404,397 related to Group I, approximately $59,595,572 related to Group II and approximately $25,000,030 related to Group III, into an account (the "Pre-funding Account"). Funds on deposit in the Pre-funding Account will be used from time to time to acquire "Subsequent Mortgage Loans" during the Pre-funding Period. It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects.

The "Pre-funding Period" commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) February 16, 2004.

To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by February 16, 2004, the Trust will apply the remaining amounts as a prepayment of principal to the Offered Certificates on the Distribution Date in February 2004. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Account.

Expected Final Mortgage Loan Statistics:
The detailed statistical collateral information presented herein describes only the Initial Mortgage Loans that are expected to be included in the trust estate on the Closing Date, and does not include the Additional Mortgage Loans that will be added to the trust on the Closing Date and the Subsequent Mortgage Loans which may be acquired during the Pre-funding Period.

It is expected that the information set forth herein with respect to the Initial Mortgage Loans as presently constituted is generally representative of the characteristics of the Mortgage Loans expected to be in the trust at the end of the Pre-funding Period (including the Additional Mortgage Loans and the Subsequent Mortgage Loans). However, it is expected that the following approximate characteristics of the Mortgage Loans expected to be in the trust at the end of the Pre-funding Period will be as follows (subject to a small variance):

--------------------------------------------------
Weighted Average Current Mortgage Rate:       7.35%
--------------------------------------------------
Weighted Average Credit Score:                 637
--------------------------------------------------
Weighted Average Combined Original LTV:       79.5%
--------------------------------------------------
Percentage of Fixed Rate Mortgage Loans:        35%
--------------------------------------------------
Percentage of Second Liens:                    2.4%
--------------------------------------------------
Percentage of Stated Income Loans:              37%
--------------------------------------------------

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Pass-Through Rate:
The "Pass-Through Rate" on each Class of Offered Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Available Funds Cap Rate.

Formula Rate:
The "Formula Rate" on each Class of Offered Certificates will be equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii) 11.00%.

Class A-1/ A-2 Available Funds Cap Rate:
The "Class A-1/A-2 Available Funds Cap Rate" on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group I Mortgage Loans and Group II Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group I Mortgage Loans and Group II Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Provider for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group I Mortgage Loans and Group II Mortgage Loans plus any related Pre-funding Amount.

Class A-3 Available Funds Cap Rate:
The "Class A-3 Available Funds Cap Rate" on any Distribution Date is equal to
(a) an amount equal to (i) interest due on the Group III Mortgage Loans, less
(ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group III Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Provider for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group III Mortgage Loans plus any related Pre-funding Amount.

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Subordinate Available Funds Cap Rate:
The "Subordinate Available Funds Cap Rate" on any Distribution Date is equal to the weighted average of the Class A-1/A-2 Available Funds Cap Rate and the Class A-3 Available Funds Cap Rate weighted by the related sub component principal balance.

The principal balance of the Group I/II sub component is equal to the aggregate principal balance of the Group I Mortgage Loans and Group II Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Class A-1 and Class A-2 Certificates.

The principal balance of the Group III sub component is equal to the aggregate principal balance of the Group III Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Class A-3 Certificates.

If either (a) the aggregate principal balance of the Group I Mortgage Loans and Group II Mortgage Loans has been reduced to zero on a prior Distribution Date or
(b) the aggregate principal balance of the Group III Mortgage loans has been reduced to zero on a prior Distribution Date, the related Available Funds Cap Rate for a Class of Certificates is equal to the Available Funds Cap Rate related to the Group or Groups with an aggregate principal balance greater than zero.

Available Funds Cap Shortfall:
If on any Distribution Date the related Pass-Through Rate for any class of Offered Certificates is limited by the related Available Funds Cap Rate, the "Available Funds Cap Shortfall" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest accrued on such class based on the related Available Funds Cap Rate and (ii) the unpaid portion of any related Available Funds Cap Shortfall from the prior Distribution Date together with accrued interest on such unpaid portion at the related Formula Rate. Any Available Funds Cap Shortfall will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Monthly Servicer Advances:
The Servicer is required to advance scheduled principal and interest (net of the servicing fee) for any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable.

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Swap Agreements:
On the Closing Date, the Trustee will enter into multiple "Swap Agreements" with an initial aggregate notional amount of $900,000,000. Under each Swap Agreement, the trust shall make a payment equal to interest at the fixed-rate shown below on the related swap notional amount to the related Swap Provider and the trust will receive a payment of interest at One Month LIBOR on the related swap notional amount from the related Swap Provider, on each Distribution Date, accrued during the related swap accrual period, until the related swap is retired.

-------------------------------------------------------------------
 Swap Provider    Notional Amount   Fixed Rate      Maturity Date
-------------------------------------------------------------------
    GCD         $      125,000,000        1.6000%     July 2005
-------------------------------------------------------------------
    GCD         $      125,000,000        2.1400%  September 2005
-------------------------------------------------------------------
    GCD         $      125,000,000        2.2700%  September 2005
-------------------------------------------------------------------
    GCD         $      125,000,000        1.9775%   October 2005
-------------------------------------------------------------------
  Wachovia      $       60,000,000        1.9925%   October 2005
-------------------------------------------------------------------
    GCD         $       75,000,000        2.1000%     July 2006
-------------------------------------------------------------------
    GCD         $       75,000,000        2.8400%  September 2006
-------------------------------------------------------------------
    GCD         $       75,000,000        2.9600%  September 2006
-------------------------------------------------------------------
    GCD         $       75,000,000        2.5825%   October 2006
-------------------------------------------------------------------
  Wachovia      $       40,000,000        2.6300%   October 2006
-------------------------------------------------------------------

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shown below is an effective aggregate swap notional amount schedule and a weighted average swap fixed rate schedule, calculated by aggregating all the individual swaps described previously. The schedule below assumes 100% PPC.

-------------------------------------------------------------
                                            Weighted Average
  Distribution Date    Notional Amount        Fixed Rate
-------------------------------------------------------------
    December 2003    $       900,000,000              2.23264%
-------------------------------------------------------------
     January 2004    $       900,000,000              2.23264%
-------------------------------------------------------------
    February 2004    $       900,000,000              2.23264%
-------------------------------------------------------------
      March 2004     $       900,000,000              2.23264%
-------------------------------------------------------------
      April 2004     $       900,000,000              2.23264%
-------------------------------------------------------------
       May 2004      $       900,000,000              2.23264%
-------------------------------------------------------------
      June 2004      $       900,000,000              2.23264%
-------------------------------------------------------------
      July 2004      $       900,000,000              2.23264%
-------------------------------------------------------------
     August 2004     $       900,000,000              2.23264%
-------------------------------------------------------------
    September 2004   $       900,000,000              2.23264%
-------------------------------------------------------------
     October 2004    $       900,000,000              2.23264%
-------------------------------------------------------------
    November 2004    $       900,000,000              2.23264%
-------------------------------------------------------------
    December 2004    $       900,000,000              2.23264%
-------------------------------------------------------------
     January 2005    $       900,000,000              2.23264%
-------------------------------------------------------------
    February 2005    $       900,000,000              2.23264%
-------------------------------------------------------------
      March 2005     $       900,000,000              2.23264%
-------------------------------------------------------------
      April 2005     $       900,000,000              2.23264%
-------------------------------------------------------------
       May 2005      $       900,000,000              2.23264%
-------------------------------------------------------------
      June 2005      $       900,000,000              2.23264%
-------------------------------------------------------------
      July 2005      $       900,000,000              2.23264%
-------------------------------------------------------------
     August 2005     $       775,000,000              2.33468%
-------------------------------------------------------------
    September 2005   $       775,000,000              2.33468%
-------------------------------------------------------------
     October 2005    $       525,000,000              2.39643%
-------------------------------------------------------------
    November 2005    $       340,000,000              2.62173%
-------------------------------------------------------------
    December 2005    $       340,000,000              2.62173%
-------------------------------------------------------------
     January 2006    $       340,000,000              2.62173%
-------------------------------------------------------------
    February 2006    $       340,000,000              2.62173%
-------------------------------------------------------------
      March 2006     $       340,000,000              2.62173%
-------------------------------------------------------------
      April 2006     $       340,000,000              2.62173%
-------------------------------------------------------------
       May 2006      $       340,000,000              2.62173%
-------------------------------------------------------------
      June 2006      $       340,000,000              2.62173%
-------------------------------------------------------------
      July 2006      $       340,000,000              2.62173%
-------------------------------------------------------------
     August 2006     $       265,000,000              2.76939%
-------------------------------------------------------------
    September 2006   $       265,000,000              2.76939%
-------------------------------------------------------------
     October 2006    $       115,000,000              2.59902%
-------------------------------------------------------------

If on any Distribution Date the aggregate of the swap notional amounts exceeds the aggregate principal balance of the Offered Certificates, such excess notional amount (in increments of $10,000,000) will be released from the Swap Agreements and reassigned to NovaStar or its affiliate.

[LOGO OF RBS GREENWICH CAPITAL]

This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Cap Agreements:
On the Closing Date, the Trustee will enter into two "Cap Agreements" ("Cap Agreement I" and "Cap Agreement II", respectively). Under each Cap Agreement, the trust will receive a payment of interest equal to the excess, if any of (i) One Month LIBOR, subject to a maximum of 9.25%, over (ii) the related Strike Rate shown below, on the related cap notional amount from the Cap Provider on each Distribution Date, accrued during the related cap accrual period, until the related cap is retired.

Cap Agreement I:
------------------------------------------------------------
  Distribution Date    Notional Amount        Strike Rate
------------------------------------------------------------
    November 2006    $    386,179,775.23             8.28909%
------------------------------------------------------------
    December 2006    $    372,981,672.27             8.76573%
------------------------------------------------------------
    January 2007     $    372,981,672.27             8.47386%
------------------------------------------------------------
    February 2007    $    372,981,672.27             8.67528%
------------------------------------------------------------
     April 2007      $    358,868,465.78             8.66132%
------------------------------------------------------------
      May 2007       $    350,355,638.93             9.10152%
------------------------------------------------------------
      June 2007      $    342,052,172.26             8.96174%
------------------------------------------------------------
      July 2007      $    333,952,669.15             9.24904%
------------------------------------------------------------
     August 2007     $    326,047,810.97             9.11063%
------------------------------------------------------------
   September 2007    $    318,337,005.52             9.09896%
------------------------------------------------------------

Cap Agreement II:
------------------------------------------------------------
  Distribution Date    Notional Amount        Strike Rate
------------------------------------------------------------
    November 2006    $     56,332,509.66             8.28909%
------------------------------------------------------------
   December 2006     $     54,431,618.75             8.76573%
------------------------------------------------------------
   January 2007      $     54,431,618.75             8.47386%
------------------------------------------------------------
   February 2007     $     54,431,618.75             8.67528%
------------------------------------------------------------
    April 2007       $     52,136,030.87             8.66132%
------------------------------------------------------------
     May 2007        $     50,909,326.48             9.10152%
------------------------------------------------------------
     June 2007       $     49,712,371.41             8.96174%
------------------------------------------------------------
     July 2007       $     48,544,558.17             9.24904%
------------------------------------------------------------
    August 2007      $     47,404,562.64             9.11063%
------------------------------------------------------------
  September 2007     $     46,292,304.73             9.09896%
------------------------------------------------------------

Credit Enhancement:

Consists of the following:
     1) Mortgage Insurance;
     2) Excess Cashflow;
     3) the Overcollateralization Amount; and
     4) Subordination

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Mortgage Insurance Policies:
Approximately 27.21% of the Initial Mortgage Loans are covered by a mortgage insurance policy issued by Mortgage Guaranty Insurance Corp. ("MGIC") or PMI Mortgage Insurance Co. ("PMI") (such loans are the "Insured Mortgage Loans"). Approximately 64.17% of the Initial Mortgage Loans have an original loan-to-value ratio in excess of 60% and are not insured. Additionally, approximately 8.61% of the Initial Mortgage Loans have an original loan-to-value ratio less than or equal to 60% and are not insured.

Each mortgage insurance policy provided by MGIC and PMI insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 55% and 51%, respectively, of the original loan-to-value ratio of such mortgage loan. Approximately 99.50% and 0.50% of the Insured Mortgage Loans are insured by MGIC and PMI, respectively.

Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan.

Credit Enhancement Percentages:
---------------------------------------------------------------------
   Initial Credit Enhancement          Expected Credit Enhancement
         On Closing Date               On or After Crossover Date
---------------------------------------------------------------------
          Rating          Percent           Rating            Percent
Class A-1 and Class A-2     17.83   Class A-1 and Class A-2     31.33
        Class A-3           13.50          Class A-3            27.00
        Class M-1            8.50          Class M-1            17.00
        Class M-2            4.50          Class M-2             9.00
        Class M-3            3.50          Class M-3             7.00
        Class B-1            2.50          Class B-1             5.00
        Class B-2            1.53          Class B-2             3.06
---------------------------------------------------------------------

Excess Cashflow:
The "Excess Cashflow" for any Distribution Date will be equal to the interest funds remaining after priority 1) and 2) (excluding the Excess Cashflow component of 2)) under "Priority of Distributions."

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Overcollateralization Amount:
The "Overcollateralization Amount" is equal to the excess of the sum of (i) the aggregate principal balance of the Mortgage Loans and (ii) any outstanding Pre-funding Amount, over the aggregate principal balance of the Offered Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately 1.53% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date. To the extent the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, Excess Cashflow, if any, will be directed to build the Overcollateralization Amount until the Required Overcollateralization Amount is reached.

Required Overcollateralization Amount:
On any Distribution Date, the "Required Overcollateralization Amount" is equal to:
(i) prior to the Crossover Date, 1.53% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount as of the Closing Date.
(ii) on or after the Crossover Date, the greater of:
     a.   the lesser of:
               (1) 1.53% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and
                    (ii) the Pre-funding Amount as of the Closing Date; and
               (2) 3.06% of the current aggregate principal balance of the Mortgage Loans; and
     b. 0.50% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount as of the Closing Date (the "OC Floor").

On any Distribution Date on which a Trigger Event is in effect, the Required Overcollateralization Amount will be equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

Crossover Date:
The earlier to occur of:
(i) the Distribution Date on which the principal balance of the Class A Certificates has been reduced to zero, and
(ii) the later to occur of:
     a.   the Distribution Date occurring in December 2006; and
     b. the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 27.00%.

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement Percentage:
The "Credit Enhancement Percentage" for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and
(b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Limited Cross-collateralization:
Under certain circumstances to the extent available funds from one Group are insufficient to make a required payment of interest or principal on its related class or classes of Class A Certificates, then any remaining funds from the other Groups (after paying such amounts to the related class or classes of Class A Certificates) may be used to make such required payments of interest and principal.

Trigger Event:
A "Trigger Event" is in effect on any Distribution Date on or after the Crossover Date, if either (i) the three month average 60+ day delinquency percentage exceeds 17.00% or (ii) cumulative realized losses as a percentage of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount as of the Closing Date, for the related Distribution Date are greater than:
----------------------------------------------------------------------------
  Period   Losses   Period   Losses   Period   Losses      Period     Losses
----------------------------------------------------------------------------
    37       4.00%    46       4.59%    55       5.17%       64         5.67%
----------------------------------------------------------------------------
    38       4.07%    47       4.65%    56       5.24%       65         5.71%
----------------------------------------------------------------------------
    39       4.13%    48       4.72%    57       5.30%       66         5.75%
----------------------------------------------------------------------------
    40       4.20%    49       4.78%    58       5.37%       67         5.79%
----------------------------------------------------------------------------
    41       4.26%    50       4.85%    59       5.43%       68         5.83%
----------------------------------------------------------------------------
    42       4.33%    51       4.91%    60       5.50%       69         5.88%
----------------------------------------------------------------------------
    43       4.39%    52       4.98%    61       5.54%       70         5.92%
----------------------------------------------------------------------------
    44       4.46%    53       5.04%    62       5.58%       71         5.96%
----------------------------------------------------------------------------
    45       4.52%    54       5.11%    63       5.63%  72 and after    6.00%
----------------------------------------------------------------------------

Realized Losses:
If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a "Realized Loss." Realized Losses on the Mortgage Loans will, be absorbed first, by the Excess Cashflow, and second by the reduction of the Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-2 Certificates, second to the Class B-1 Certificates, third to the Class M-3 Certificates, fourth to the Class M-2 Certificates, fifth to the Class M-1 Certificates, and sixth to the Class A-3 Certificates. Realized losses will not be allocated to the Class A-1 or Class A-2 Certificates.

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Conversion Feature of Certain Mortgage Loans:
Approximately 54.37% of the Initial Mortgage Loans are, at the borrower's option, subject to conversion during a certain period into fixed-rate loans at a rate not to exceed 600 basis points over the FNMA rate for thirty-year fixed-rate loans only if certain conditions are met, for example, (a) the borrower has made timely payments on the loan during the twelve months immediately preceding the conversion date; (b) the borrower occupies the property; (c) the value of the property has not declined below a certain level since the date of the original loan; and (d) the borrower meets NovaStar's property and credit standards.

Removal of Converted Mortgage Loans Pursuant to the Conversion Feature:
In the event of a conversion of a convertible Mortgage Loan from an adjustable-rate to a fixed-rate, NovaStar Capital, Inc., an affiliate of NovaStar, will be obligated to purchase the Mortgage Loan from the trust at the outstanding principal balance of the Mortgage Loan plus accrued interest. That is, the converted Mortgage Loans will be bought out of, and thus removed from, the trust after the conversion, causing an acceleration of principal distributions on the Offered Certificates in accordance with their terms. The purchase obligation of NovaStar Capital, Inc. will be fully guaranteed by NovaStar Financial, Inc., a publicly-held company whose stock trades on the New York Stock Exchange under the symbol NFI.

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Priority of Distributions:
Available funds from the Mortgage Loans will be distributed as follows:

1) Interest funds, as follows: first to pay servicing fees, trustee fees, custodian fee and mortgage insurance fees, second, to the Supplemental Interest Trust I, net swap payments owed to the Swap Provider, third, monthly interest plus any previously unpaid interest to the Class A-1, Class A-2 (pro-rata among the Class A2-A, Class A-2B and Class A-2C Certificates) and Class A-3 Certificates, generally from interest collected in the related loan group, fourth, monthly interest plus any previously unpaid interest to the Class M-1 Certificates, fifth, monthly interest plus any previously unpaid interest to the Class M-2 Certificates, sixth, monthly interest plus any previously unpaid interest to the Class M-3 Certificates, seventh, monthly interest plus any previously unpaid interest to the Class B-1 Certificates, and eighth, monthly interest plus any previously unpaid interest to the Class B-2 Certificates. Any remaining interest funds will be distributed as part of Excess Cashflow pursuant to
     2) and 3) below.

2) Principal funds (including any amounts required to be taken from Excess Cashflow to the extent necessary to increase the Overcollateralization Amount to the Required Overcollateralization Amount, net of any overcollateralization release amount), as follows: monthly principal to the Class A-1, Class A-2 and Class A-3 Certificates, generally based on principal collected in the related loan group, as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown," then monthly principal to the Class M-3 Certificates as described under "Principal Paydown," then monthly principal to the Class B-1 Certificates as described under "Principal Paydown," and then monthly principal to the Class B-2 Certificates as described under "Principal Paydown."

3) Any remaining Excess Cashflow to be deposited in the Supplemental Interest Trust I.

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Principal Paydown:
Any amounts distributable in regards to principal with respect to the Class A-2 Certificates will be distributed to (a) the Class A-2A and Class A-2B Certificates, in the aggregate, and (b) the Class A-2C Certificates, pro rata, based on the aggregate certificate principal balance of the Class A-2A and Class A-2B Certificates and the certificate principal balance of the Class A-2C Certificates, respectively.

The pro rata share of principal allocable to the Class A-2A and Class A-2B Certificates will be distributed as follows: first to the Class A-2A Certificates, until its certificate principal balance reduced to zero, second, to the Class A-2B Certificates, until its certificate principal balance is reduced to zero.

Prior to the Crossover Date or if a Trigger Event is in effect, 100% of principal (including Excess Cashflow used to pay principal) will be paid to the Class A-1, Class A-2 and Class A-3 Certificates generally pro-rata, based on the principal collected in the related loan group, provided, however, that if the Class A-1, Class A-2 and Class A-3 Certificates have been retired, principal will be applied sequentially in the following order of priority: 1) Class M-1 Certificates, 2) Class M-2 Certificates, 3) Class M-3 Certificates, 4) Class B-1 Certificates and 5) Class B-2 Certificates.

On or after the Crossover Date and if a Trigger Event is not in effect, the Offered Certificates will be entitled to receive payments of principal (including Excess Cashflow used to pay principal) in the following order of priority: first to the Class A-1, Class A-2 and Class A-3 Certificates, generally pro-rata based on the principal collected in the related loan group, such that the Class A-1, Class A-2 and Class A-3 Certificates will have at least 27.00% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 17.00% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 9.00% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 7.00% credit enhancement, fifth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 5.00% credit enhancement, and sixth, to the Class B-2 Certificates such that the Class B-2 Certificates will have at least 3.06% credit enhancement (subject, in each case, to any overcollateralization floors), in each case until the related certificate principal balance is reduced to zero.

[LOGO OF RBS GREENWICH CAPITAL]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Supplemental Interest Trust I:
Funds deposited into the Supplemental Interest Trust I on a Distribution Date will include:
(i)   the net swap payments owed to the Swap Provider for such Distribution
      Date,
(ii) any net swap payments received from the Swap Provider for such Distribution Date, and
(iii) Excess Cashflow deposited therein pursuant to 3) of "Priority of Distributions."

Funds in the Supplemental Interest Trust will be distributed as follows:
1) First, to the Swap Provider, the net swap payments owed for such Distribution Date, if any.
2) Second, any Available Funds Cap Shortfall, pro-rata to the Offered Certificates based on certificate principal balance.
3)  Third, to the Swap Provider, any swap termination payment.
4) Fourth, to the holders of the non-offered certificates, any remaining amounts.

Supplemental Interest Trust II:
Funds deposited into the Supplemental Interest Trust II on a Distribution Date will include any cap payments received under Cap Agreement I for such Distribution Date from the Cap Provider.

Funds in the Supplemental Interest Trust II will be distributed as follows:
1) First, to the Class A-1 Certificates, any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I in respect of such amounts.
2) Second, pro-rata (based on certificate principal balance), to the Offered Certificates (other than the Class A-1 Certificates), any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I in respect of such amounts.
3) Third, to the holders of the non-offered certificates, any remaining amounts.

Supplemental Interest Trust III:
Funds deposited into the Supplemental Interest Trust III on a Distribution Date will include any cap payments received under Cap Agreement II for such Distribution Date from the Cap Provider.

Funds in the Supplemental Interest Trust III will be distributed as follows:
1) First, to the Class A-2 Certificates pro-rata (based on certificate principal balance), any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I and Supplemental Interest Trust II in respect of such amounts.
2) Second, pro-rata (based on certificate principal balance), to the Offered Certificates (other than the Class A-2 Certificates), any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I and Supplemental Interest Trust II in respect of such amounts.
3) Third, to the holders of the non-offered certificates, any remaining amounts.

                                                                              17
[LOGO OF RBS GREENWICH CAPITAL]

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

[LOGO OF RBS GREENWICH CAPITAL]

  This information is provided to you solely by Greenwich Capital Markets, Inc.
          ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

     These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                          Weighted Average Life Tables

Class A-1 to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                               18.38        5.65        3.93        2.96        2.32        1.86        1.22
MDUR (yr)                              15.60        5.24        3.72        2.83        2.24        1.80        1.20
First Prin Pay                        12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

Class A-1 to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                               18.47        6.04        4.26        3.22        2.53        2.03        1.29
MDUR (yr)                              15.66        5.53        3.98        3.06        2.42        1.96        1.26
First Prin Pay                        12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03
Last Prin Pay                         11/25/33    07/25/30    07/25/26    02/25/22    09/25/18    02/25/16    09/25/12
----------------------------------------------------------------------------------------------------------------------

Class A-2A to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                14.22       2.85        1.97        1.50        1.21        1.01        0.75
MDUR (yr)                               12.64       2.76        1.93        1.47        1.19        1.00        0.75
First Prin Pay                        12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03
Last Prin Pay                         01/25/27    08/25/10    06/25/08    05/25/07    06/25/06    12/25/05    05/25/05
----------------------------------------------------------------------------------------------------------------------

Class A-2A to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                14.22       2.85        1.97        1.50        1.21        1.01        0.75
MDUR (yr)                               12.64       2.76        1.93        1.47        1.19        1.00        0.75
First Prin Pay                        12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03
Last Prin Pay                         01/25/27    08/25/10    06/25/08    05/25/07    06/25/06    12/25/05    05/25/05
----------------------------------------------------------------------------------------------------------------------

                                                                              19
[LOGO OF RBS GREENWICH CAPITAL]

  This information is provided to you solely by Greenwich Capital Markets, Inc.
          ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

     These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                          Weighted Average Life Tables

Class A-2B to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                26.29       11.51       8.05        6.06        4.72        3.69        2.29
MDUR (yr)                               21.04       10.32       7.43        5.69        4.49        3.54        2.23
First Prin Pay                        01/25/27    08/25/10    06/25/08    05/25/07    06/25/06    12/25/05    05/25/05
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

Class A-2B to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                26.55       12.69       9.06        6.88        5.38        4.26        2.55
MDUR (yr)                               21.20       11.19       8.24        6.38        5.06        4.04        2.46
First Prin Pay                        01/25/27    08/25/10    06/25/08    05/25/07    06/25/06    12/25/05    05/25/05
Last Prin Pay                         11/25/33    07/25/30    07/25/26    03/25/22    11/25/18    04/25/16    10/25/12
----------------------------------------------------------------------------------------------------------------------

Class A-2C to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                18.17       5.69         3.96       2.99        2.36        1.89        1.26
MDUR (yr)                               15.43       5.26         3.75       2.86        2.27        1.83        1.23
First Prin Pay                        12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

Class A-2C to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                18.26       6.07        4.30        3.26        2.57        2.07        1.34
MDUR (yr)                               15.48       5.56        4.02        3.09        2.46        2.00        1.31
First Prin Pay                        12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03
Last Prin Pay                         11/25/33    07/25/30    07/25/26    03/25/22    11/25/18    04/25/16    10/25/12
----------------------------------------------------------------------------------------------------------------------

[LOGO OF RBS GREENWICH CAPITAL]

  This information is provided to you solely by Greenwich Capital Markets, Inc.
          ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

     These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                          Weighted Average Life Tables

Class A-3 to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                14.49       6.18        4.37        3.35        2.69        2.20        1.55
MDUR (yr)                               12.66       5.68        4.11        3.19        2.58        2.13        1.51
First Prin Pay                        12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

Class A-3 to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                14.53       6.32        4.71        3.70        3.00        2.48        1.75
MDUR (yr)                               12.68       5.79        4.39        3.49        2.86        2.38        1.69
First Prin Pay                        12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03    12/25/03
Last Prin Pay                         09/25/33    04/25/27    12/25/22    12/25/19    11/25/18    07/25/17    10/25/13
----------------------------------------------------------------------------------------------------------------------

Class M-1 to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.47       10.25       7.14        5.42        4.55        4.15        3.76
MDUR (yr)                               20.00        9.14       6.57        5.07        4.31        3.95        3.60
First Prin Pay                        05/25/25    11/25/08    04/25/07    01/25/07    03/25/07    05/25/07    08/25/07
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

Class M-1 to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.67       11.05       7.81        5.96        4.98        4.51        4.92
MDUR (yr)                               20.12        9.72       7.09        5.52        4.67        4.27        4.65
First Prin Pay                        05/25/25    11/25/08    04/25/07    01/25/07    03/25/07    05/25/07    11/25/07
Last Prin Pay                         07/25/33    04/25/27    12/25/21    10/25/18    05/25/16    03/25/14    05/25/11
----------------------------------------------------------------------------------------------------------------------

Class M-2 to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.32       10.25       7.14        5.41        4.48        3.96        3.69
MDUR (yr)                               17.65        8.61       6.28        4.89        4.12        3.69        3.45
First Prin Pay                        02/25/25    11/25/08    04/25/07    12/25/06    01/25/07    02/25/07    04/25/07
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

Class M-2 to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.49       10.90       7.68        5.83        4.81        4.25        3.93
MDUR (yr)                               17.72        9.02       6.66        5.22        4.39        3.92        3.66
First Prin Pay                        02/25/25    11/25/08    04/25/07    12/25/06    01/25/07    02/25/07    04/25/07
Last Prin Pay                         05/25/33    04/25/25    11/25/19    05/25/16    10/25/13    01/25/12    09/25/09
----------------------------------------------------------------------------------------------------------------------

[LOGO OF RBS GREENWICH CAPITAL]

  This information is provided to you solely by Greenwich Capital Markets, Inc.
          ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

     These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                          Weighted Average Life Tables

Class M-3 to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.31       10.25       7.14        5.40        4.46        3.90        3.48
MDUR (yr)                               16.84        8.42       6.18        4.82        4.06        3.59        3.24
First Prin Pay                        01/25/25    11/25/08    04/25/07    12/25/06    01/25/07    01/25/07    03/25/07
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

Class M-3 to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.43       10.67       7.48        5.67        4.66        4.07        3.60
MDUR (yr)                               16.89        8.67       6.41        5.02        4.22        3.74        3.34
First Prin Pay                        01/25/25    11/25/08    04/25/07    12/25/06    01/25/07    01/25/07    03/25/07
Last Prin Pay                         10/25/32    04/25/22    05/25/17    02/25/14    12/25/11    07/25/10    08/25/08
----------------------------------------------------------------------------------------------------------------------

Class B-1 to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.31       10.25        7.14       5.40        4.44        3.87        3.41
MDUR (yr)                               14.88        7.90        5.89       4.65        3.92        3.47        3.10
First Prin Pay                        01/25/25    11/25/08    04/25/07    12/25/06    12/25/06    01/25/07    02/25/07
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

Class B-1 to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.36       10.43       7.29        5.52        4.52        3.95        3.46
MDUR (yr)                               14.90        8.00       5.99        4.73        3.98        3.54        3.14
First Prin Pay                        01/25/25    11/25/08    04/25/07    12/25/06    12/25/06    01/25/07    02/25/07
Last Prin Pay                         06/25/32    12/25/20    04/25/16    03/25/13    04/25/11    12/25/09    03/25/08
----------------------------------------------------------------------------------------------------------------------

Class B-2 to Optional Termination
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.20       9.98        6.90        5.22        4.27        3.74        3.26
MDUR (yr)                               14.07       7.55        5.63        4.45        3.74        3.32        2.95
First Prin Pay                        12/25/24    11/25/08    04/25/07    12/25/06    12/25/06    12/25/06    01/25/07
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

Class B-2 to Maturity
----------------------------------------------------------------------------------------------------------------------
Prepayment Speed                       0% PPC     50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------------
WAL (yr)                                25.20       9.98        6.90        5.22        4.27        3.74        3.26
MDUR (yr)                               14.07       7.55        5.63        4.45        3.74        3.32        2.95
First Prin Pay                        12/25/24    11/25/08    04/25/07    12/25/06    12/25/06    12/25/06    01/25/07
Last Prin Pay                         11/25/31    01/25/19    09/25/14    01/25/12    05/25/10    02/25/09    08/25/07
----------------------------------------------------------------------------------------------------------------------

                                                                              22
[LOGO OF RBS GREENWICH CAPITAL]

  This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

            Effective Class A-1/A-2 Available Funds Cap Rate/(1)(2)/
            --------------------------------------------------------

To 10% Optional Termination at the Pricing Assumptions

          Effective              Effective              Effective
Period    AFC Rate     Period    AFC Rate     Period    AFC Rate
------    ---------    ------    ---------    ------    ---------
   1       11.00000%     34       11.00000%     67        9.35627%
   2       11.00000%     35       11.00000%     68        9.65437%
   3       11.00000%     36        9.25000%     69        9.32962%
   4       11.00000%     37        9.25000%     70        9.31632%
   5       11.00000%     38        9.25000%     71        9.61314%
   6       11.00000%     39        9.25000%     72        9.28978%
   7       11.00000%     40        9.59380%     73        9.58576%
   8       11.00000%     41        9.25000%     74        9.26332%
   9       11.00000%     42        9.25000%     75        9.25012%
  10       11.00000%     43        9.25000%     76       10.22662%
  11       11.00000%     44        9.25000%     77        9.22380%
  12       11.00000%     45        9.25000%     78        9.51769%
  13       11.00000%     46        9.25000%     79        9.19756%
  14       11.00000%     47        9.39540%     80        9.49063%
  15       11.00000%     48        9.23317%     81        9.17142%
  16       11.00000%     49        9.67181%     82        9.15838%
  17       11.00000%     50        9.34710%     83        9.45022%
  18       11.00000%     51        9.47889%     84        9.13239%
  19       11.00000%     52       10.11847%     85        9.42341%
  20       11.00000%     53        9.45245%     86        9.10650%
  21       11.00000%     54        9.77038%     87        9.09359%
  22       11.00000%     55        9.45782%     88       10.05365%
  23       11.00000%     56        9.75933%     89        9.06786%
  24       11.00000%     57        9.44774%     90        9.35687%
  25       11.00000%     58        9.43440%     91        9.04224%
  26       11.00000%     59        9.73511%     92        9.33046%
  27       11.00000%     60        9.42294%     93        9.01673%
  28       11.00000%     61        9.73690%     94        9.00402%
  29       11.00000%     62        9.40942%     95        9.29105%
  30       11.00000%     63        9.40981%     96        8.97869%
  31       11.00000%     64       10.40315%     97        9.26494%
  32       11.00000%     65        9.38301%     98        8.95348%
  33       11.00000%     66        9.68195%

/(1)/ Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.
/(2)/ Includes swap payments and cap payments received by the trust from the Swap Provider and Cap Provider, respectively.

[LOGO OF RBS GREENWICH CAPITAL]

  This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

              Effective Class A-3 Available Funds Cap Rate/(1)(2)/
              ----------------------------------------------------

To 10% Optional Termination at the Pricing Assumptions

          Effective              Effective              Effective
Period    AFC Rate     Period    AFC Rate     Period    AFC Rate
------    ---------    ------    ---------    ------    ---------
   1       11.00000%     34       11.00000%     67        9.61375%
   2       11.00000%     35       11.00000%     68        9.93019%
   3       11.00000%     36        9.23595%     69        9.60602%
   4       11.00000%     37        9.61023%     70        9.60221%
   5       11.00000%     38        9.29793%     71        9.91839%
   6       11.00000%     39        9.36418%     72        9.59472%
   7       11.00000%     40       10.36452%     73        9.91073%
   8       11.00000%     41        9.40905%     74        9.58738%
   9       11.00000%     42        9.73329%     75        9.58378%
  10       11.00000%     43        9.48001%     76       10.60666%
  11       11.00000%     44        9.79254%     77        9.57668%
  12       11.00000%     45        9.53926%     78        9.89230%
  13       11.00000%     46        9.53555%     79        9.56975%
  14       11.00000%     47        9.89901%     80        9.88522%
  15       11.00000%     48        9.58845%     81        9.56297%
  16       11.00000%     49        9.95743%     82        9.55965%
  17       11.00000%     50        9.63196%     83        9.87491%
  18       11.00000%     51        9.68131%     84        9.55311%
  19       11.00000%     52       10.34416%     85        9.86824%
  20       11.00000%     53        9.67232%     86        9.54674%
  21       11.00000%     54        9.99014%     87        9.54362%
  22       11.00000%     55        9.66348%     88       10.56273%
  23       11.00000%     56        9.98109%     89        9.53749%
  24       11.00000%     57        9.65479%     90        9.85230%
  25       11.00000%     58        9.65051%     91        9.53153%
  26       11.00000%     59        9.96781%     92        9.84622%
  27       11.00000%     60        9.64207%     93        9.52572%
  28       11.00000%     61        9.95917%     94        9.52288%
  29       11.00000%     62        9.63378%     95        9.83742%
  30       11.00000%     63        9.62969%     96        9.51733%
  31       11.00000%     64       10.65697%     97        9.83176%
  32       11.00000%     65        9.62164%     98        9.51193%
  33       11.00000%     66        9.93827%

/(1)/ Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.
/(2)/ Includes swap payments and cap payments received by the trust from the Swap Provider and Cap Provider, respectively.

[LOGO OF RBS GREENWICH CAPITAL]

  This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

             Effective Subordinate Available Funds Cap Rate/(1)(2)/
             ------------------------------------------------------

To 10% Optional Termination at the Pricing Assumptions

          Effective              Effective              Effective
Period    AFC Rate     Period    AFC Rate     Period    AFC Rate
------    ---------    ------    ---------    ------    ---------
   1       11.00000%     34       11.00000%     67        9.37191%
   2       11.00000%     35       11.00000%     68        9.67116%
   3       11.00000%     36        8.33643%     69        9.34648%
   4       11.00000%     37        8.80796%     70        9.33380%
   5       11.00000%     38        8.51703%     71        9.63184%
   6       11.00000%     39        8.71359%     72        9.30850%
   7       11.00000%     40        9.63775%     73        9.60576%
   8       11.00000%     41        8.70404%     74        9.28331%
   9       11.00000%     42        9.13771%     75        9.27075%
  10       11.00000%     43        8.99150%     76       10.25016%
  11       11.00000%     44        9.28033%     77        9.24570%
  12       11.00000%     45        9.13536%     78        9.54100%
  13       11.00000%     46        9.12421%     79        9.22077%
  14       11.00000%     47        9.42460%     80        9.51528%
  15       11.00000%     48        9.25382%     81        9.19593%
  16       11.00000%     49        9.68845%     82        9.18356%
  17       11.00000%     50        9.36373%     83        9.47692%
  18       11.00000%     51        9.49074%     84        9.15890%
  19       11.00000%     52       10.13171%     85        9.45150%
  20       11.00000%     53        9.46538%     86        9.13435%
  21       11.00000%     54        9.78333%     87        9.12212%
  22       11.00000%     55        9.46998%     88       10.08599%
  23       11.00000%     56        9.77247%     89        9.09776%
  24       11.00000%     57        9.46004%     90        9.38847%
  25       11.00000%     58        9.44726%     91        9.07351%
  26       11.00000%     59        9.74899%     92        9.36348%
  27       11.00000%     60        9.43604%     93        9.04939%
  28       11.00000%     61        9.75022%     94        9.03738%
  29       11.00000%     62        9.42290%     95        9.32625%
  30       11.00000%     63        9.42304%     96        9.01346%
  31       11.00000%     64       10.41847%     97        9.30160%
  32       11.00000%     65        9.39744%     98        8.98967%
  33       11.00000%     66        9.69749%

/(1)/ Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.
/(2)/ Includes swap payments and cap payments received by the trust from the Swap Provider and Cap Provider, respectively.

[LOGO OF RBS GREENWICH CAPITAL]

  This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                             Excess Spread Schedule
                             ----------------------

To 10% Optional Termination at the Pricing Assumptions

          1 Month    6 Month    Excess               1 Month    6 Month    Excess               1 Month    6 Month    Excess
Period     LIBOR      LIBOR     Spread     Period     LIBOR      LIBOR     Spread     Period     LIBOR      LIBOR     Spread
------    -------    -------    -------    ------    -------    -------    -------    ------    -------    -------    -------
   1      1.12000%   1.19100%   1.81587%     34      4.13000%   4.31000%   2.88912%     67      5.51900%   5.67900%   2.12586%
   2      1.13900%   1.23200%   2.01000%     35      4.19000%   4.36800%   2.98146%     68      5.56000%   5.71400%   2.27915%
   3      1.22700%   1.28500%   4.20572%     36      4.24200%   4.42500%   2.86169%     69      5.59800%   5.74700%   2.06682%
   4      1.15600%   1.34200%   4.27975%     37      4.29600%   4.48200%   3.06115%     70      5.63400%   5.77600%   2.02275%
   5      1.19600%   1.43000%   4.18667%     38      4.35600%   4.54000%   2.84295%     71      5.66700%   5.80300%   2.18893%
   6      1.28800%   1.53100%   4.17079%     39      4.41400%   4.59600%   2.89607%     72      5.69700%   5.82600%   1.96997%
   7      1.36600%   1.63700%   4.09765%     40      4.47100%   4.65000%   3.33619%     73      5.72400%   5.84700%   2.16661%
   8      1.45600%   1.75300%   4.08646%     41      4.52600%   4.70400%   2.77656%     74      5.74900%   5.86400%   1.92584%
   9      1.56600%   1.87700%   4.00681%     42      4.58000%   4.75700%   2.93866%     75      5.77100%   5.87700%   1.91515%
  10      1.68200%   2.00900%   3.96056%     43      4.63300%   4.80900%   2.76324%     76      5.78900%   5.88800%   2.51787%
  11      1.79600%   2.14500%   3.95208%     44      4.68500%   4.86000%   2.87871%     77      5.80400%   5.89400%   1.86635%
  12      1.92400%   2.28100%   3.87722%     45      4.73700%   4.91200%   2.70140%     78      5.81600%   5.89800%   2.06612%
  13      2.05800%   2.41800%   3.87278%     46      4.78700%   4.96300%   2.64470%     79      5.82500%   5.89700%   1.84917%
  14      2.19400%   2.55200%   3.77870%     47      4.83600%   5.01400%   2.77046%     80      5.83000%   5.89500%   2.05389%
  15      2.34900%   2.68200%   3.61811%     48      4.88500%   5.06200%   2.58146%     81      5.83100%   5.89500%   1.84419%
  16      2.49100%   2.80400%   3.77180%     49      4.93700%   5.10800%   2.75243%     82      5.82800%   5.89800%   1.84666%
  17      2.60700%   2.91900%   3.34877%     50      4.99000%   5.14900%   2.51025%     83      5.82200%   5.90400%   2.06201%
  18      2.73400%   3.03400%   3.32506%     51      5.03900%   5.18500%   2.49957%     84      5.81200%   5.91400%   1.86428%
  19      2.85600%   3.13500%   3.08917%     52      5.08200%   5.21400%   2.82297%     85      5.81400%   5.92800%   2.07542%
  20      2.96200%   3.21300%   3.09419%     53      5.12000%   5.23800%   2.40601%     86      5.83100%   5.94400%   1.84991%
  21      3.07100%   3.29200%   2.86376%     54      5.15300%   5.25400%   2.58288%     87      5.84700%   5.96100%   1.84387%
  22      3.17800%   3.37000%   2.75140%     55      5.17900%   5.26400%   2.38480%     88      5.86300%   5.97700%   2.45740%
  23      3.28400%   3.44700%   2.78374%     56      5.19900%   5.27300%   2.54803%     89      5.87900%   5.99300%   1.81433%
  24      3.33400%   3.52200%   2.89091%     57      5.21300%   5.28800%   2.35280%     90      5.89500%   6.00900%   2.02147%
  25      3.32200%   3.60500%   3.32640%     58      5.21900%   5.30900%   2.33942%     91      5.91100%   6.02500%   1.80988%
  26      3.42900%   3.70400%   3.08296%     59      5.21900%   5.33700%   2.52408%     92      5.92700%   6.04100%   2.00605%
  27      3.53300%   3.79900%   3.31606%     60      5.21100%   5.37300%   2.35040%     93      5.94200%   6.05700%   1.79594%
  28      3.63300%   3.88900%   3.62524%     61      5.23200%   5.41900%   2.53713%     94      5.95800%   6.07300%   1.78222%
  29      3.72900%   3.97300%   3.10716%     62      5.28500%   5.46800%   2.28489%     95      5.97300%   6.08900%   1.98132%
  30      3.82100%   4.05100%   3.22813%     63      5.33600%   5.51400%   2.26202%     96      5.98900%   6.10500%   1.76892%
  31      3.90800%   4.12300%   3.06647%     64      5.38500%   5.55900%   2.79511%     97      6.00400%   6.12100%   1.98062%
  32      3.98800%   4.18800%   3.12860%     65      5.43200%   5.60200%   2.15269%     98      6.02000%   6.13800%   1.75687%
  33      4.06300%   4.25100%   2.96567%     66      5.47700%   5.64200%   2.33680%

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4
                             Initial Mortgage Loans

Number Of Loans:                                    3,503
Aggregate Outstanding Principal Balance:      496,039,368
                                                                    Minimum             Maximum
Average Outstanding Principal Balance:       $    141,604         $    10,980         $   776,423
Weighted Average Current Mortgage Rate:             7.256 %             4.500 %            13.375 %
Arm Characteristics:
--------------------
Weighted Average Gross Margin:                      5.768 %             2.750 %             9.700 %
Weighted Average Maximum Loan Rate:                14.308 %             9.875 %            18.350 %
Weighted Average Minimum Loan Rate:                 7.311 %             4.750 %            11.350 %
Weighted Average Initial Periodic Rate Cap:         2.994 %             1.000 %             3.000 %
Weighted Average Periodic Rate Cap:                 1.000 %             1.000 %             1.000 %
Weighted Average Months To Roll:                       24 months            2 months           35 months
Weighted Average Original Term:                       344 months          120 months          360 months
Weighted Average Remaining Term:                      343 months          118 months          360 months
Weighted Average Credit Score:                        644                 508                 894
Weighted Average Combined Original LTV:             79.22 %             11.85 %            100.00 %
First Pay Date:                                                   Feb 01, 2001        Nov 03, 2003
Maturity Date:                                                    Sep 01, 2013        Oct 03, 2033
Top State
Concentrations ($):                          26.09 % California, 15.12 % Florida, 4.08 % Ohio
Maximum Zip Code Concentration ($):           0.65 % 93033

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Principal Balances ($)     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 10,979.75 -  50,000.00               362      12,079,481.09               2.44
 50,000.01 - 100,000.00               949      73,440,523.81              14.81
100,000.01 - 150,000.00               937     116,862,747.42              23.56
150,000.01 - 200,000.00               557      96,563,080.37              19.47
200,000.01 - 250,000.00               301      67,368,871.03              13.58
250,000.01 - 300,000.00               180      49,154,659.58               9.91
300,000.01 - 350,000.00               108      34,738,386.97               7.00
350,000.01 - 400,000.00                60      22,751,238.31               4.59
400,000.01 - 450,000.00                23       9,775,503.62               1.97
450,000.01 - 500,000.00                20       9,637,957.97               1.94
500,000.01 - 550,000.00                 3       1,581,565.37               0.32
550,000.01 - 600,000.00                 1         575,504.07               0.12
700,000.01 - 750,000.00                 1         733,424.80               0.15
750,000.01 - 776,423.35                 1         776,423.35               0.16
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Credit Score:              Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
N/A                                     1         137,292.81               0.03
501 - 520                              17       2,884,025.31               0.58
521 - 540                             221      28,404,963.01               5.73
541 - 560                             256      33,897,592.57               6.83
561 - 580                             244      32,356,907.28               6.52
581 - 600                             226      32,859,842.79               6.62
601 - 620                             305      44,922,500.84               9.06
621 - 640                             389      57,541,973.17              11.60
641 - 660                             386      57,063,510.25              11.50
661 - 680                             424      59,068,224.66              11.91
681 - 700                             341      45,861,039.32               9.25
701 - 720                             273      39,953,009.22               8.05
721 - 740                             165      22,601,952.46               4.56
741 - 760                             116      17,266,780.71               3.48
761 - 780                              86      13,538,122.49               2.73
781 - 800                              44       6,082,361.26               1.23
801 - 820                               8       1,485,386.69               0.30
881 - 894                               1         113,882.92               0.02
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
118 - 120                               9         733,712.57               0.15
151 - 180                             562      39,883,900.92               8.04
211 - 240                              32       4,133,394.69               0.83
271 - 300                               5         615,420.99               0.12
301 - 359                           2,895     450,672,938.59              90.85
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Property Type:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Single Family Residence             2,682     378,798,664.85              76.36
PUD                                   453      66,940,268.04              13.49
Condo                                 228      27,664,519.54               5.58
Multi-Unit                            140      22,635,915.33               4.56
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Occupancy Status:          Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Primary                             3,308     472,086,556.80              95.17
Investment (Non-Owner
Occupied)                             160      19,222,042.65               3.88
Secondary Home                         34       4,524,756.50               0.91
Investment (Owner
Occupied)                               1         206,011.81               0.04
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Use of Proceeds:           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Cash Out Refinance                  2,104     314,564,242.76              63.42
Purchase                            1,067     133,202,824.73              26.85
Rate/Term Refinance                   332      48,272,300.27               9.73
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Combined Original               Number of  Outstanding as of  Outstanding as of
LTV Ratios (%):            Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
11.85 -  15.00                          1          49,966.39               0.01
15.01 -  20.00                          3         300,449.33               0.06
20.01 -  25.00                          6         911,412.48               0.18
25.01 -  30.00                         13       1,228,316.80               0.25
30.01 -  35.00                         21       2,641,304.10               0.53
35.01 -  40.00                         27       3,652,045.43               0.74
40.01 -  45.00                         35       4,596,187.58               0.93
45.01 -  50.00                         53       6,792,258.08               1.37
50.01 -  55.00                         57       8,422,499.50               1.70
55.01 -  60.00                         95      14,120,941.29               2.85
60.01 -  65.00                        158      24,085,489.14               4.86
65.01 -  70.00                        203      33,079,283.03               6.67
70.01 -  75.00                        277      44,490,438.76               8.97
75.01 -  80.00                        898     141,746,249.41              28.58
80.01 -  85.00                        366      55,451,280.14              11.18
85.01 -  90.00                        664      99,701,201.92              20.10
90.01 -  95.00                        212      29,424,405.96               5.93
95.01 - 100.00                        414      25,345,638.42               5.11
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
State:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Arizona                                70       8,468,123.44               1.71
Arkansas                               26       2,327,869.78               0.47
California                            637     129,408,141.34              26.09
Colorado                               71      11,106,825.42               2.24
Connecticut                            83      11,781,224.85               2.38
Delaware                               14       1,788,871.23               0.36
District of Columbia                   15       2,600,384.31               0.52
Florida                               617      74,998,986.44              15.12
Georgia                                84       9,806,841.93               1.98
Idaho                                  18       1,778,714.85               0.36
Illinois                               63      10,029,439.23               2.02
Indiana                                43       4,038,215.42               0.81
Iowa                                    9         650,920.99               0.13
Kansas                                 17       2,203,050.19               0.44
Kentucky                               37       3,435,731.58               0.69
Louisiana                              85      10,163,097.29               2.05
Maine                                  19       2,250,167.06               0.45
Maryland                               62      10,554,777.23               2.13
Massachusetts                          65      13,096,054.75               2.64
Michigan                               91       9,419,468.24               1.90
Minnesota                              23       3,400,237.66               0.69
Mississippi                            35       3,471,841.81               0.70
Missouri                               65       6,254,710.17               1.26
Montana                                 3         466,549.09               0.09
Nebraska                                3         293,622.88               0.06
Nevada                                 97      12,413,408.36               2.50
New Hampshire                          19       3,229,058.33               0.65
New Jersey                             35       6,791,895.44               1.37
New Mexico                              4         382,380.04               0.08
New York                               83      17,348,602.29               3.50
North Carolina                         72       8,793,050.93               1.77
North Dakota                            1         124,401.97               0.03

(Continued on next page)

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
State (Continued):         Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Ohio                                  197      20,245,677.20               4.08
Oklahoma                               34       3,130,319.18               0.63
Oregon                                 70       8,880,069.42               1.79
Pennsylvania                           96      11,878,618.71               2.39
Rhode Island                            7       1,455,512.30               0.29
South Carolina                         47       5,542,231.39               1.12
South Dakota                            1         194,678.76               0.04
Tennessee                              53       5,273,876.50               1.06
Texas                                 167      18,224,349.47               3.67
Utah                                   12       2,600,476.58               0.52
Vermont                                 4         577,293.34               0.12
Virginia                               89      14,023,661.09               2.83
Washington                            117      16,418,926.00               3.31
West Virginia                          18       1,748,391.07               0.35
Wisconsin                              21       2,479,522.13               0.50
Wyoming                                 4         489,100.08               0.10
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Documentation:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Full Documentation                  1,958     258,244,989.50              52.06
Stated Income                       1,111     174,731,088.81              35.23
No Documentation                      293      41,536,102.84               8.37
Limited Documentation                  74      11,115,292.84               2.24
No Income/No Asset
Verification                           67      10,411,893.77               2.10
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Grade:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
M1                                    492      68,084,654.10              13.73
M2                                    170      23,786,473.72               4.80
M3                                     37       5,039,397.64               1.02
M4                                     13       1,442,355.22               0.29
AAA                                     1          83,292.88               0.02
AA                                      1          62,335.29               0.01
A+                                  1,019     151,220,994.36              30.49
A                                     258      34,968,053.02               7.05
A-                                    141      20,040,877.77               4.04
Alt A                                 953     132,077,484.34              26.63
B                                      99      11,731,960.46               2.37
B-                                     33       3,258,726.22               0.66
C                                       6         518,130.51               0.10
FICO Enhanced                          57       8,506,441.15               1.71
FICO Only                             223      35,218,191.08               7.10
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Loan Type:                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Adjustable Rate Loan                1,920     298,232,384.56              60.12
Fixed Rate Loan                     1,583     197,806,983.20              39.88
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
30 Year Fixed-Rate Loan               975     152,440,554.03              77.07
15 Year Fixed-Rate Loan               284      26,888,197.01              13.59
15 Year Balloon                       278      12,995,703.91               6.57
20 Year Fixed-Rate Loan                32       4,133,394.69               2.09
10 Year Fixed-Rate Loan                 9         733,712.57               0.37
25 Year Fixed-Rate Loan                 5         615,420.99               0.31
-------------------------------------------------------------------------------
Total                               1,583     197,806,983.20             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Adjustable Rate Loan            Number of  Outstanding as of  Outstanding as of
Types:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR           1,738     267,517,843.65              89.70
3/27 Loan Six-Month LIBOR             178      29,761,925.31               9.98
Six-Month LIBOR                         4         952,615.60               0.32
-------------------------------------------------------------------------------
Total                               1,920     298,232,384.56             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Lien Position:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
First Lien                          3,149     482,645,203.07              97.30
Second Lien                           354      13,394,164.69               2.70
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Prepayment Term (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
N/A                                   910     115,183,352.93              23.22
24                                  1,071     163,128,506.98              32.89
36                                    695      98,269,925.05              19.81
60                                    827     119,457,582.80              24.08
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Current Mortgage                Number of  Outstanding as of  Outstanding as of
Rates (%):                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.500 -  4.500                         1         173,632.46               0.04
 4.501 -  5.000                        19       4,751,146.87               0.96
 5.001 -  5.500                       100      18,804,232.19               3.79
 5.501 -  6.000                       284      54,825,020.99              11.05
 6.001 -  6.500                       373      65,576,348.23              13.22
 6.501 -  7.000                       630     107,174,647.11              21.61
 7.001 -  7.500                       480      71,589,951.52              14.43
 7.501 -  8.000                       556      74,539,527.31              15.03
 8.001 -  8.500                       285      35,100,773.25               7.08
 8.501 -  9.000                       266      29,531,886.79               5.95
 9.001 -  9.500                       112      11,410,839.20               2.30
 9.501 - 10.000                       136      10,720,112.40               2.16
10.001 - 10.500                        37       2,677,282.55               0.54
10.501 - 11.000                        88       4,021,676.60               0.81
11.001 - 11.500                        22       1,130,169.34               0.23
11.501 - 12.000                        41       1,534,345.47               0.31
12.001 - 12.500                        20         633,615.47               0.13
12.501 - 13.000                        52       1,818,592.86               0.37
13.001 - 13.375                         1          25,567.15               0.01
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Gross Margins (%)               Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2.750 - 3.000                           3         732,545.34               0.25
3.001 - 3.500                           1         129,458.15               0.04
3.501 - 4.000                          31       5,708,621.98               1.91
4.001 - 4.500                         148      24,805,072.98               8.32
4.501 - 5.000                         238      39,910,184.33              13.38
5.001 - 5.500                         327      56,793,408.26              19.04
5.501 - 6.000                         392      61,604,299.07              20.66
6.001 - 6.500                         332      46,993,340.90              15.76
6.501 - 7.000                         202      29,473,075.39               9.88
7.001 - 7.500                         126      17,647,197.65               5.92
7.501 - 8.000                          77       9,527,178.29               3.19
8.001 - 8.500                          29       3,805,934.82               1.28
8.501 - 9.000                          11         904,571.59               0.30
9.001 - 9.500                           2         139,015.13               0.05
9.501 - 9.700                           1          58,480.68               0.02
-------------------------------------------------------------------------------
Total                               1,920     298,232,384.56             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Maximum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 9.875 - 10.000                         1         392,012.30               0.13
10.001 - 10.500                         1         188,188.33               0.06
11.501 - 12.000                         5       1,339,951.88               0.45
12.001 - 12.500                        31       5,705,382.99               1.91
12.501 - 13.000                       131      24,258,175.21               8.13
13.001 - 13.500                       220      39,747,153.88              13.33
13.501 - 14.000                       381      68,111,358.49              22.84
14.001 - 14.500                       293      45,302,229.94              15.19
14.501 - 15.000                       364      51,538,157.44              17.28
15.001 - 15.500                       181      23,661,732.35               7.93
15.501 - 16.000                       167      20,884,588.16               7.00
16.001 - 16.500                        68       8,659,126.14               2.90
16.501 - 17.000                        60       6,436,694.00               2.16
17.001 - 17.500                        11       1,578,371.88               0.53
17.501 - 18.000                         4         276,724.48               0.09
18.001 - 18.350                         2         152,537.09               0.05
-------------------------------------------------------------------------------
Total                               1,920     298,232,384.56             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Minimum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.750 -  5.000                         6       1,731,964.18               0.58
 5.001 -  5.500                        32       5,893,571.32               1.98
 5.501 -  6.000                       132      24,491,465.31               8.21
 6.001 -  6.500                       220      39,747,153.88              13.33
 6.501 -  7.000                       380      67,878,068.39              22.76
 7.001 -  7.500                       293      45,302,229.94              15.19
 7.501 -  8.000                       364      51,538,157.44              17.28
 8.001 -  8.500                       181      23,661,732.35               7.93
 8.501 -  9.000                       167      20,884,588.16               7.00
 9.001 -  9.500                        68       8,659,126.14               2.90
 9.501 - 10.000                        60       6,436,694.00               2.16
10.001 - 10.500                        11       1,578,371.88               0.53
10.501 - 11.000                         4         276,724.48               0.09
11.001 - 11.350                         2         152,537.09               0.05
-------------------------------------------------------------------------------
Total                               1,920     298,232,384.56             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Rate Adjustment Date            Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
01/01/04                                2         270,046.53               0.09
02/01/04                                3         296,361.82               0.10
03/01/04                                1         304,282.30               0.10
04/01/04                                3         648,333.30               0.22
12/01/04                                1         392,012.30               0.13
02/01/05                                1         152,344.71               0.05
06/01/05                                3         469,308.96               0.16
07/01/05                               13       2,104,935.14               0.71
08/01/05                               31       5,460,535.37               1.83
09/01/05                              400      66,208,589.61              22.20
10/01/05                            1,283     192,101,959.21              64.41
10/03/05                                1          61,750.00               0.02
08/01/06                                2         201,349.00               0.07
09/01/06                               28       4,707,051.29               1.58
10/01/06                              148      24,853,525.02               8.33
-------------------------------------------------------------------------------
Total                               1,920     298,232,384.56             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Initial Periodic                Number of  Outstanding as of  Outstanding as of
Rate Cap (%) (ARMs Only):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                                   4         952,615.60               0.32
3.000                               1,916     297,279,768.96              99.68
-------------------------------------------------------------------------------
Total                               1,920     298,232,384.56             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Periodic Rate Cap (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                               1,920     298,232,384.56             100.00
-------------------------------------------------------------------------------
Total                               1,920     298,232,384.56             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
MI Provider                Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
NO MI PROVIDER                      2,647     361,046,785.75              72.79
MGIC                                  849     134,314,706.49              27.08
PMI                                     7         677,875.52               0.14
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4
                         Group I Initial Mortgage Loans
                             As of November 1, 2003


Number Of Loans:                                    2,891
Aggregate Outstanding Principal Balance:     $412,113,869

                                                                    Minimum             Maximum
Average Outstanding Principal Balance:       $    142,551         $    39,673         $  395,750

Weighted Average Current Mortgage Rate:             7.190 %             4.500 %           11.325 %

Arm Characteristics:
Weighted Average Gross Margin:                      5.743 %             2.750 %            8.000 %
Weighted Average Maximum Loan Rate:                14.310 %            10.125 %           17.875 %
Weighted Average Minimum Loan Rate:                 7.310 %             4.750 %           10.875 %
Weighted Average Initial Periodic Rate Cap:         2.996 %             1.000 %            3.000 %
Weighted Average Periodic Rate Cap:                 1.000 %             1.000 %            1.000 %
Weighted Average Months To Roll:                       24 months            2 months          35 months

Weighted Average Original Term:                       349 months          120 months         360 months
Weighted Average Remaining Term:                      348 months          118 months         360 months
Weighted Average Credit Score:                        643                 508                894
Weighted Average Combined Original LTV:             78.71 %             11.85 %           100.00 %

First Pay Date:                                                   Feb 01, 2001        Nov 03, 2003
Maturity Date:                                                    Sep 01, 2013        Oct 03, 2033

Top State Concentrations ($):                23.09 %  California,  16.56 %  Florida,  4.34 %  Ohio
Maximum Zip Code Concentration ($):           0.72 %  93033


                                                                              39
[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Principal Balances ($)     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 39,672.56  -   50,000.00              85       3,935,287.60               0.95
 50,000.01  -  100,000.00             813      63,957,388.96              15.52
100,000.01  -  150,000.00             900     112,348,262.82              27.26
150,000.01  -  200,000.00             550      95,418,565.77              23.15
200,000.01  -  250,000.00             297      66,461,640.62              16.13
250,000.01  -  300,000.00             179      48,866,871.19              11.86
300,000.01  -  350,000.00              65      20,376,393.00               4.94
350,000.01  -  395,750.05               2         749,459.31               0.18
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Credit Score:              Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
N/A                                     1         137,292.81               0.03
501  - 520                             14       2,045,043.99               0.50
521  - 540                            196      24,625,995.15               5.98
541  - 560                            228      29,239,758.59               7.10
561  - 580                            227      28,524,858.75               6.92
581  - 600                            207      28,477,129.77               6.91
601  - 620                            278      38,503,718.64               9.34
621  - 640                            329      46,725,832.44              11.34
641  - 660                            307      45,948,749.56              11.15
661  - 680                            317      47,566,666.70              11.54
681  - 700                            268      40,645,968.23               9.86
701  - 720                            204      30,753,778.39               7.46
721  - 740                            119      18,275,238.09               4.43
741  - 760                             86      13,663,932.02               3.32
761  - 780                             68      10,764,772.54               2.61
781  - 800                             35       5,410,074.89               1.31
801  - 820                              6         691,175.79               0.17
881  - 894                              1         113,882.92               0.03
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
118 - 120                               8         683,009.66               0.17
151 - 180                             189      21,386,968.40               5.19
211 - 240                              31       4,025,751.37               0.98
271 - 300                               5         615,420.99               0.15
301 - 359                           2,658     385,402,718.85              93.52
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Property Type:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Single Family Residence             2,238     311,800,036.82              75.66
PUD                                   342      54,286,123.76              13.17
Condo                                 182      23,870,842.50               5.79
Multi-Unit                            129      22,156,866.19               5.38
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Occupancy Status:          Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Primary                             2,704     389,297,226.52              94.46
Investment (Non-Owner
Occupied)                             154      18,485,956.59               4.49
Secondary Home                         32       4,124,674.35               1.00
Investment (Owner
Occupied)                               1         206,011.81               0.05
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Use of Proceeds:           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Cash Out Refinance                  1,870     263,603,431.44              63.96
Purchase                              728     107,547,383.42              26.10
Rate/Term Refinance                   293      40,963,054.41               9.94
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Combined Original LTV           Number of  Outstanding as of  Outstanding as of
Ratios (%):                Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
11.85 -  15.00                          1          49,966.39               0.01
15.01 -  20.00                          3         300,449.33               0.07
20.01 -  25.00                          6         911,412.48               0.22
25.01 -  30.00                         13       1,228,316.80               0.30
30.01 -  35.00                         20       2,151,893.95               0.52
35.01 -  40.00                         27       3,652,045.43               0.89
40.01 -  45.00                         34       4,109,674.56               1.00
45.01 -  50.00                         49       6,098,291.30               1.48
50.01 -  55.00                         53       6,683,687.47               1.62
55.01 -  60.00                         89      12,589,906.24               3.05
60.01 -  65.00                        146      20,123,230.34               4.88
65.01 -  70.00                        186      27,257,446.17               6.61
70.01 -  75.00                        249      35,678,677.71               8.66
75.01 -  80.00                        824     120,701,002.95              29.29
80.01 -  85.00                        337      47,707,951.17              11.58
85.01 -  90.00                        592      84,694,252.67              20.55
90.01 -  95.00                        173      26,112,966.34               6.34
95.01 - 100.00                         89      12,062,697.97               2.93
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
State:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Arizona                                54       7,273,469.56               1.76
Arkansas                               21       2,179,911.51               0.53
California                            485      95,174,356.92              23.09
Colorado                               56       9,412,739.82               2.28
Connecticut                            69      10,122,552.60               2.46
Delaware                               13       1,761,296.40               0.43
District of Columbia                   13       2,375,112.72               0.58
Florida                               542      68,246,201.57              16.56
Georgia                                70       8,496,807.36               2.06
Idaho                                  14       1,689,220.30               0.41
Illinois                               50       8,042,603.95               1.95
Indiana                                36       3,617,893.66               0.88
Iowa                                    4         350,460.59               0.09
Kansas                                 16       2,174,303.21               0.53
Kentucky                               32       3,265,912.04               0.79
Louisiana                              78       8,727,791.63               2.12
Maine                                  19       2,250,167.06               0.55
Maryland                               50       7,986,652.65               1.94
Massachusetts                          59      11,286,919.37               2.74
Michigan                               86       9,103,948.82               2.21
Minnesota                              19       2,925,057.82               0.71
Mississippi                            32       3,179,032.18               0.77
Missouri                               58       6,055,491.07               1.47
Montana                                 3         466,549.09               0.11
Nebraska                                2         253,328.44               0.06
Nevada                                 67      10,714,481.78               2.60
New Hampshire                          16       2,692,082.74               0.65
New Jersey                             30       5,155,680.54               1.25
New Mexico                              4         382,380.04               0.09
New York                               62      11,440,244.60               2.78
North Carolina                         56       6,667,446.07               1.62
North Dakota                            1         124,401.97               0.03
Ohio                                  166      17,888,419.11               4.34
Oklahoma                               32       2,994,436.91               0.73
Oregon                                 54       7,521,620.29               1.83

(Continued on next page)

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
State(Continued):          Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Pennsylvania                           83      10,597,797.59               2.57
Rhode Island                            6       1,101,936.44               0.27
South Carolina                         38       4,623,452.54               1.12
South Dakota                            1         194,678.76               0.05
Tennessee                              51       5,222,549.28               1.27
Texas                                 124      15,069,753.87               3.66
Utah                                   10       1,797,655.65               0.44
Vermont                                 4         577,293.34               0.14
Virginia                               75      11,961,326.24               2.90
Washington                             91      14,574,695.34               3.54
West Virginia                          16       1,507,549.16               0.37
Wisconsin                              19       2,397,106.59               0.58
Wyoming                                 4         489,100.08               0.12
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Documentation:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Full Documentation                  1,666     220,760,664.92              53.57
Stated Income                         862     138,527,920.90              33.61
No Documentation                      237      34,632,562.83               8.40
No Income/No Asset
Verification                           61       9,203,220.37               2.23
Limited Documentation                  65       8,989,500.25               2.18
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Grade:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
M1                                    410      55,938,658.35              13.57
M2                                    137      18,639,253.38               4.52
M3                                     32       4,297,593.58               1.04
M4                                     11       1,258,004.83               0.31
AAA                                     1          83,292.88               0.02
A+                                    829     123,308,111.58              29.92
A                                     241      32,079,000.68               7.78
A-                                    134      17,946,227.92               4.35
Alt A                                 704     104,444,565.61              25.34
B                                      95      11,199,980.19               2.72
B-                                     31       3,006,345.65               0.73
C                                       6         518,130.51               0.13
FICO Enhanced                          49       6,792,123.86               1.65
FICO Only                             211      32,602,580.25               7.91
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Loan Type:                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Adjustable Rate Loan                1,761     256,407,158.47              62.22
Fixed Rate Loan                     1,130     155,706,710.80              37.78
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
30 Year Fixed-Rate Loan               897     128,995,560.38              82.85
15 Year Fixed-Rate Loan               174      19,441,281.52              12.49
20 Year Fixed-Rate Loan                31       4,025,751.37               2.59
15 Year Balloon                        15       1,945,686.88               1.25
10 Year Fixed-Rate Loan                 8         683,009.66               0.44
25 Year Fixed-Rate Loan                 5         615,420.99               0.40
-------------------------------------------------------------------------------
Total                               1,130     155,706,710.80             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Adjustable Rate Loan            Number of  Outstanding as of  Outstanding as of
Types:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR           1,600     232,623,374.05              90.72
3/27 Loan Six-Month LIBOR             158      23,223,687.81               9.06
Six-Month LIBOR                         3         560,096.61               0.22
-------------------------------------------------------------------------------
Total                               1,761     256,407,158.47             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Lien Position:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
First Lien                          2,891     412,113,869.27             100.00
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Prepayment Term (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
N/A                                   609      87,340,870.07              21.19
24                                    926     139,217,991.51              33.78
36                                    604      84,349,196.94              20.47
60                                    752     101,205,810.75              24.56
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Current Mortgage                Number of  Outstanding as of  Outstanding as of
Rates (%):                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.500 -  4.500                         1         173,632.46               0.04
 4.501 -  5.000                        13       2,395,990.37               0.58
 5.001 -  5.500                        91      15,776,310.22               3.83
 5.501 -  6.000                       250      42,219,697.94              10.24
 6.001 -  6.500                       339      55,946,182.67              13.58
 6.501 -  7.000                       581      90,555,675.70              21.97
 7.001 -  7.500                       445      62,508,627.91              15.17
 7.501 -  8.000                       516      67,147,882.79              16.29
 8.001 -  8.500                       260      32,646,839.42               7.92
 8.501 -  9.000                       235      26,446,704.62               6.42
 9.001 -  9.500                        77       8,036,493.63               1.95
 9.501 - 10.000                        66       6,614,365.36               1.60
10.001 - 10.500                        10       1,027,561.12               0.25
10.501 - 11.000                         6         472,502.16               0.11
11.001 - 11.325                         1         145,402.90               0.04
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Gross Margins (%)               Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2.750 - 3.000                           2         340,533.04               0.13
3.001 - 3.500                           1         129,458.15               0.05
3.501 - 4.000                          29       4,886,087.37               1.91
4.001 - 4.500                         137      21,348,861.73               8.33
4.501 - 5.000                         223      35,102,109.83              13.69
5.001 - 5.500                         303      47,984,360.05              18.71
5.501 - 6.000                         370      54,467,307.19              21.24
6.001 - 6.500                         316      42,291,041.73              16.49
6.501 - 7.000                         188      25,533,039.35               9.96
7.001 - 7.500                         118      15,099,852.07               5.89
7.501 - 8.000                          74       9,224,507.96               3.60
-------------------------------------------------------------------------------
Total                               1,761     256,407,158.47             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Maximum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
10.125 - 10.500                         1         188,188.33               0.07
11.501 - 12.000                         2         249,291.41               0.10
12.001 - 12.500                        28       4,773,801.08               1.86
12.501 - 13.000                       118      19,355,241.22               7.55
13.001 - 13.500                       204      34,865,230.28              13.60
13.501 - 14.000                       355      58,269,951.53              22.73
14.001 - 14.500                       279      40,359,840.46              15.74
14.501 - 15.000                       345      46,483,338.22              18.13
15.001 - 15.500                       172      21,845,955.74               8.52
15.501 - 16.000                       158      18,921,239.76               7.38
16.001 - 16.500                        55       6,148,758.73               2.40
16.501 - 17.000                        37       4,191,627.82               1.63
17.001 - 17.500                         5         634,509.58               0.25
17.501 - 17.875                         2         120,184.31               0.05
-------------------------------------------------------------------------------
Total                               1,761     256,407,158.47             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Minimum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.750 -  5.000                         2         249,291.41               0.10
 5.001 -  5.500                        29       4,961,989.41               1.94
 5.501 -  6.000                       119      19,588,531.32               7.64
 6.001 -  6.500                       204      34,865,230.28              13.60
 6.501 -  7.000                       354      58,036,661.43              22.63
 7.001 -  7.500                       279      40,359,840.46              15.74
 7.501 -  8.000                       345      46,483,338.22              18.13
 8.001 -  8.500                       172      21,845,955.74               8.52
 8.501 -  9.000                       158      18,921,239.76               7.38
 9.001 -  9.500                        55       6,148,758.73               2.40
 9.501 - 10.000                        37       4,191,627.82               1.63
10.001 - 10.500                         5         634,509.58               0.25
10.501 - 10.875                         2         120,184.31               0.05
-------------------------------------------------------------------------------
Total                               1,761     256,407,158.47             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Rate Adjustment Date            Number of  Outstanding as of  Outstanding as of
(ARMs ONLY):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
01/01/04                                1         192,721.81               0.08
02/01/04                                3         296,361.82               0.12
03/01/04                                1         304,282.30               0.12
04/01/04                                2         255,814.31               0.10
02/01/05                                1         152,344.71               0.06
06/01/05                                3         469,308.96               0.18
07/01/05                               11       1,840,112.63               0.72
08/01/05                               30       5,065,124.35               1.98
09/01/05                              367      55,969,645.34              21.83
10/01/05                            1,183     168,576,004.43              65.75
10/03/05                                1          61,750.00               0.02
08/01/06                                2         201,349.00               0.08
09/01/06                               25       3,454,656.19               1.35
10/01/06                              131      19,567,682.62               7.63
-------------------------------------------------------------------------------
Total                               1,761     256,407,158.47             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Initial Periodic                Number of  Outstanding as of  Outstanding as of
Rate Cap (%)(ARMs Only):   Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                                   3         560,096.61               0.22
3.000                               1,758     255,847,061.86              99.78
-------------------------------------------------------------------------------
Total                               1,761     256,407,158.47             100.00
===============================================================================

                                                               % of Aggregate
                                           Principal Balance  Principal Balance
Periodic Rate Cap (%)        Number of     Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                               1,761     256,407,158.47             100.00
-------------------------------------------------------------------------------
Total                               1,761     256,407,158.47             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
MI Provider                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
NO MI PROVIDER                      2,082     289,321,869.06              70.20
MGIC                                  804     122,253,784.70              29.67
PMI                                     5         538,215.51               0.13
-------------------------------------------------------------------------------
Total                               2,891     412,113,869.27             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4
                         Group II Initial Mortgage Loans

Number Of Loans:                                      205
Aggregate Outstanding Principal Balance:     $ 59,123,500
                                                                    Minimum             Maximum
Average Outstanding Principal Balance:       $    288,407         $    44,959         $   776,423
Weighted Average Current Mortgage Rate:             6.943 %             4.750 %            11.350 %

Arm Characteristics:
--------------------
Weighted Average Gross Margin:                      5.943 %             2.750 %             9.700 %
Weighted Average Maximum Loan Rate:                14.267 %             9.875 %            18.350 %
Weighted Average Minimum Loan Rate:                 7.290 %             4.750 %            11.350 %
Weighted Average Initial Periodic Rate Cap:         2.978 %             1.000 %             3.000 %
Weighted Average Periodic Rate Cap:                 1.000 %             1.000 %             1.000 %
Weighted Average Months To Roll:                       25 months            2 months           35 months
Weighted Average Original Term:                       348 months          180 months          360 months
Weighted Average Remaining Term:                      346 months          178 months          359 months
Weighted Average Credit Score:                        647                 520                 810
Weighted Average Combined Original LTV:             78.50 %             35.00 %            100.00 %

First Pay Date:                                                   Jun 01, 2001        Nov 01, 2003
Maturity Date:                                                    Sep 01, 2018        Oct 01, 2033

Top State Concentrations ($):                       44.55 %  California,  7.18 %  Florida,  4.92 %  New York
Maximum Zip Code Concentration ($):                  1.91 %  90266

                                                                              50

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Principal Balances ($)     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 44,958.72 -  50,000.00                 1          44,958.72               0.08
 50,000.01 - 100,000.00                41       2,922,085.89               4.94
100,000.01 - 150,000.00                23       2,789,589.13               4.72
150,000.01 - 200,000.00                 6         976,675.55               1.65
200,000.01 - 250,000.00                 3         679,417.67               1.15
300,000.01 - 350,000.00                37      12,358,421.73              20.90
350,000.01 - 400,000.00                53      20,129,026.41              34.05
400,000.01 - 450,000.00                20       8,478,760.49              14.34
450,000.01 - 500,000.00                17       8,177,698.96              13.83
500,000.01 - 550,000.00                 2       1,057,017.39               1.79
700,000.01 - 750,000.00                 1         733,424.80               1.24
750,000.01 - 776,423.35                 1         776,423.35               1.31
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Credit Score:              Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
520 - 520                               1         101,661.29               0.17
521 - 540                              20       2,996,952.75               5.07
541 - 560                              21       3,654,372.98               6.18
561 - 580                              16       3,762,490.69               6.36
581 - 600                              16       4,132,991.68               6.99
601 - 620                              19       4,848,682.22               8.20
621 - 640                              24       8,376,863.53              14.17
641 - 660                              19       7,330,930.84              12.40
661 - 680                              22       7,324,020.67              12.39
681 - 700                              10       3,020,758.46               5.11
701 - 720                              17       6,240,972.13              10.56
721 - 740                               7       2,298,211.58               3.89
741 - 760                               7       2,119,997.25               3.59
761 - 780                               4       1,815,312.30               3.07
781 - 800                               1         365,856.92               0.62
801 - 810                               1         733,424.80               1.24
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
178 - 180                              17       4,023,947.23               6.81
211 - 240                               1         107,643.32               0.18
301 - 359                             187      54,991,909.54              93.01
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Property Type:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Single Family Residence               162      47,714,558.79              80.70
PUD                                    31       8,811,067.00              14.90
Condo                                   9       2,420,777.17               4.09
Multi-Unit                              3         177,097.13               0.30
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Occupancy Status:          Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Primary                               201      58,302,502.19              98.61
Investment
 (Non-Owner Occupied)                   3         479,381.74               0.81
Secondary Home                          1         341,616.16               0.58
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Use of Proceeds:           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Cash Out Refinance                    145      42,099,927.32              71.21
Purchase                               41      12,147,503.03              20.55
Rate/Term Refinance                    19       4,876,069.74               8.25
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Combined Original               Number of  Outstanding as of  Outstanding as of
LTV Ratios (%):            Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
35.00 -  35.00                          1         489,410.15               0.83
45.01 -  50.00                          3         609,368.98               1.03
50.01 -  55.00                          3       1,264,242.33               2.14
55.01 -  60.00                          6       1,531,035.05               2.59
60.01 -  65.00                         11       3,386,754.73               5.73
65.01 -  70.00                         13       4,734,535.17               8.01
70.01 -  75.00                         24       7,757,462.37              13.12
75.01 -  80.00                         57      17,802,830.82              30.11
80.01 -  85.00                         21       6,046,106.94              10.23
85.01 -  90.00                         51      12,741,456.17              21.55
90.01 -  95.00                         10       1,937,041.62               3.28
95.01 - 100.00                          5         823,255.76               1.39
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
State:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Arizona                                 3         846,353.48               1.43
California                             67      26,339,630.58              44.55
Colorado                                3         838,202.67               1.42
Connecticut                             4       1,137,173.49               1.92
District of Columbia                    1         165,449.51               0.28
Florida                                18       4,242,693.12               7.18
Georgia                                 2         965,017.56               1.63
Illinois                                4       1,676,844.47               2.84
Indiana                                 1         134,918.64               0.23
Iowa                                    2         135,483.67               0.23
Louisiana                               3       1,192,512.56               2.02
Maryland                                5       1,990,513.62               3.37
Massachusetts                           3       1,056,821.76               1.79
Michigan                                2         208,968.99               0.35
Minnesota                               2         415,064.95               0.70
Mississippi                             1         235,901.03               0.40
Nevada                                  2         668,147.34               1.13
New Hampshire                           2         485,591.57               0.82
New Jersey                              5       1,636,214.90               2.77
New York                               10       2,909,376.98               4.92
North Carolina                          6       1,873,831.33               3.17
Ohio                                   10       1,336,554.44               2.26
Oklahoma                                1          44,958.72               0.08
Oregon                                  3         934,515.66               1.58
Pennsylvania                            9       1,110,711.63               1.88
Rhode Island                            1         353,575.86               0.60
South Carolina                          5         822,371.12               1.39
Texas                                  19       2,108,685.33               3.57
Utah                                    2         802,820.93               1.36
Virginia                                5       1,513,889.49               2.56
Washington                              2         763,317.74               1.29
West Virginia                           1         116,791.30               0.20
Wisconsin                               1          60,595.65               0.10
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Documentation:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Full Documentation                    112      26,981,980.78              45.64
Stated Income                          74      26,722,433.79              45.20
No Documentation                       10       2,587,130.44               4.38
Limited Documentation                   6       1,958,975.07               3.31
No Income/No Asset
 Verification                           3         872,980.01               1.48
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Grade:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
M1                                     35       9,101,450.91              15.39
M2                                     26       4,166,851.31               7.05
M3                                      4         624,615.12               1.06
M4                                      2         184,350.39               0.31
AA                                      1          62,335.29               0.11
A+                                     55      20,082,871.00              33.97
A                                      10       1,783,684.23               3.02
A-                                      6       2,026,335.17               3.43
Alt A                                  49      16,876,536.84              28.54
B                                       1         399,601.04               0.68
FICO Enhanced                           7       1,333,296.02               2.26
FICO Only                               9       2,481,572.77               4.20
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Loan Type:                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Adjustable Rate Loan                  125      34,956,726.79              59.12
Fixed Rate Loan                        80      24,166,773.30              40.88
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                62      20,035,182.75              82.90
15 Year Fixed-Rate Loan                15       3,299,808.23              13.65
15 Year Balloon                         2         724,139.00               3.00
20 Year Fixed-Rate Loan                 1         107,643.32               0.45
-------------------------------------------------------------------------------
Total                                  80      24,166,773.30             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Adjustable Rate Loan            Number of  Outstanding as of  Outstanding as of
Types:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR             104      28,025,970.30              80.17
3/27 Loan Six-Month LIBOR              20       6,538,237.50              18.70
Six-Month LIBOR                         1         392,518.99               1.12
-------------------------------------------------------------------------------
Total                                 125      34,956,726.79             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Lien Position:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
First Lien                            205      59,123,500.09             100.00
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Prepayment Term (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
N/A                                    63      16,311,673.81              27.59
24                                     54      16,015,280.19              27.09
36                                     43      10,992,777.51              18.59
60                                     45      15,803,768.58              26.73
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Current Mortgage                Number of  Outstanding as of  Outstanding as of
Rates (%):                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.750 -  5.000                         6       2,355,156.50               3.98
 5.001 -  5.500                         8       2,909,794.18               4.92
 5.501 -  6.000                        29      10,665,984.26              18.04
 6.001 -  6.500                        26       8,291,927.53              14.02
 6.501 -  7.000                        35      12,813,285.84              21.67
 7.001 -  7.500                        23       7,651,812.78              12.94
 7.501 -  8.000                        24       6,132,124.60              10.37
 8.001 -  8.500                         6       1,563,258.96               2.64
 8.501 -  9.000                         9       1,700,202.60               2.88
 9.001 -  9.500                        10       1,983,486.50               3.35
 9.501 - 10.000                        21       1,978,549.95               3.35
10.001 - 10.500                         5         862,895.54               1.46
10.501 - 11.000                         2         156,540.17               0.26
11.001 - 11.350                         1          58,480.68               0.10
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Gross Margins (%)               Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2.750 - 3.000                           1         392,012.30               1.12
3.501 - 4.000                           2         822,534.61               2.35
4.001 - 4.500                           6       2,172,668.63               6.22
4.501 - 5.000                          12       4,220,343.00              12.07
5.001 - 5.500                          19       6,929,575.90              19.82
5.501 - 6.000                          22       7,136,991.88              20.42
6.001 - 6.500                          11       4,013,236.68              11.48
6.501 - 7.000                           7       2,707,273.23               7.74
7.001 - 7.500                           5       1,994,061.16               5.70
7.501 - 8.000                           2         188,916.83               0.54
8.001 - 8.500                          27       3,569,257.28              10.21
8.501 - 9.000                           9         706,415.89               2.02
9.001 - 9.500                           1          44,958.72               0.13
9.501 - 9.700                           1          58,480.68               0.17
-------------------------------------------------------------------------------
Total                                 125      34,956,726.79             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Maximum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 9.875 - 10.000                         1         392,012.30               1.12
11.501 - 12.000                         3       1,090,660.47               3.12
12.001 - 12.500                         2         813,454.12               2.33
12.501 - 13.000                        12       4,453,382.82              12.74
13.001 - 13.500                        11       3,999,986.09              11.44
13.501 - 14.000                        18       6,977,448.42              19.96
14.001 - 14.500                        13       4,594,667.77              13.14
14.501 - 15.000                        16       4,816,335.84              13.78
15.001 - 15.500                         4       1,378,265.00               3.94
15.501 - 16.000                         7       1,486,017.94               4.25
16.001 - 16.500                         9       1,898,029.68               5.43
16.501 - 17.000                        21       1,978,549.95               5.66
17.001 - 17.500                         5         862,895.54               2.47
17.501 - 18.000                         2         156,540.17               0.45
18.001 - 18.350                         1          58,480.68               0.17
-------------------------------------------------------------------------------
Total                                 125      34,956,726.79             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Minimum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.750 -  5.000                         4       1,482,672.77               4.24
 5.001 -  5.500                         2         813,454.12               2.33
 5.501 -  6.000                        12       4,453,382.82              12.74
 6.001 -  6.500                        11       3,999,986.09              11.44
 6.501 -  7.000                        18       6,977,448.42              19.96
 7.001 -  7.500                        13       4,594,667.77              13.14
 7.501 -  8.000                        16       4,816,335.84              13.78
 8.001 -  8.500                         4       1,378,265.00               3.94
 8.501 -  9.000                         7       1,486,017.94               4.25
 9.001 -  9.500                         9       1,898,029.68               5.43
 9.501 - 10.000                        21       1,978,549.95               5.66
10.001 - 10.500                         5         862,895.54               2.47
10.501 - 11.000                         2         156,540.17               0.45
11.001 - 11.350                         1          58,480.68               0.17
-------------------------------------------------------------------------------
Total                                 125      34,956,726.79             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Rate Adjustment                 Number of  Outstanding as of  Outstanding as of
Date (ARMs Only):          Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
01/01/04                                1          77,324.72               0.22
04/01/04                                1         392,518.99               1.12
12/01/04                                1         392,012.30               1.12
08/01/05                                1         395,411.02               1.13
09/01/05                               25       8,208,889.85              23.48
10/01/05                               76      18,952,332.41              54.22
09/01/06                                3       1,252,395.10               3.58
10/01/06                               17       5,285,842.40              15.12
-------------------------------------------------------------------------------
Total                                 125      34,956,726.79             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Initial Periodic Rate Cap       Number of  Outstanding as of  Outstanding as of
(%) (ARMs Only):           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                                   1         392,518.99               1.12
3.000                                 124      34,564,207.80              98.88
-------------------------------------------------------------------------------
Total                                 125      34,956,726.79             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Periodic Rate Cap               Number of  Outstanding as of  Outstanding as of
(%) (ARMs Only):           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                                 125      34,956,726.79             100.00
-------------------------------------------------------------------------------
Total                                 125      34,956,726.79             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
MI Provider                Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
NO MI PROVIDER                        167      48,564,171.26              82.14
MGIC                                   36      10,419,668.82              17.62
PMI                                     2         139,660.01               0.24
-------------------------------------------------------------------------------
Total                                 205      59,123,500.09             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4
                        Group III Initial Mortgage Loans
                             As of November 1, 2003

Number Of Loans:                                      407
Aggregate Outstanding Principal Balance:     $ 24,801,998

                                                                    Minimum             Maximum
Average Outstanding Principal Balance:       $     60,939         $    10,980         $   575,504

Weighted Average Current Mortgage Rate:             9.102 %             5.250 %            13.375 %
Arm Characteristics:
--------------------
Weighted Average Gross Margin:                      5.833 %             4.125 %             9.350 %
Weighted Average Maximum Loan Rate:                14.437 %            12.250 %            18.050 %
Weighted Average Minimum Loan Rate:                 7.437 %             5.250 %            11.050 %
Weighted Average Initial Periodic Rate Cap:         3.000 %             3.000 %             3.000 %
Weighted Average Periodic Rate Cap:                 1.000 %             1.000 %             1.000 %
Weighted Average Months To Roll:                       23 months           20 months           23 months

Weighted Average Original Term:                       254 months          120 months          360 months
Weighted Average Remaining Term:                      253 months          119 months          359 months
Weighted Average Credit Score:                        666                 514                 802
Weighted Average Combined Original LTV:             89.38 %             40.83 %            100.00 %

First Pay Date:                                                   Jul 01, 2003        Nov 01, 2003
Maturity Date:                                                    Oct 01, 2013        Oct 01, 2033

Top State Concentrations ($):                31.83 % California, 12.09 % New York, 10.12 % Florida
Maximum Zip Code Concentration ($):           2.87 % 92064

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Principal Balances ($)     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 10,979.75  -   50,000.00             276       8,099,234.77              32.66
 50,000.01  -  100,000.00              95       6,561,048.96              26.45
100,000.01  -  150,000.00              14       1,724,895.47               6.95
150,000.01  -  200,000.00               1         167,839.05               0.68
200,000.01  -  250,000.00               1         227,812.74               0.92
250,000.01  -  300,000.00               1         287,788.39               1.16
300,000.01  -  350,000.00               6       2,003,572.24               8.08
350,000.01  -  400,000.00               5       1,872,752.59               7.55
400,000.01  -  450,000.00               3       1,296,743.13               5.23
450,000.01  -  500,000.00               3       1,460,259.01               5.89
500,000.01  -  550,000.00               1         524,547.98               2.11
550,000.01  -  575,504.07               1         575,504.07               2.32
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Credit Score:              Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
514  - 520                              2         737,320.03               2.97
521  - 540                              5         782,015.11               3.15
541  - 560                              7       1,003,461.00               4.05
561  - 580                              1          69,557.84               0.28
581  - 600                              3         249,721.34               1.01
601  - 620                              8       1,570,099.98               6.33
621  - 640                             36       2,439,277.20               9.84
641  - 660                             60       3,783,829.85              15.26
661  - 680                             85       4,177,537.29              16.84
681  - 700                             63       2,194,312.63               8.85
701  - 720                             52       2,958,258.70              11.93
721  - 740                             39       2,028,502.79               8.18
741  - 760                             23       1,482,851.44               5.98
761  - 780                             14         958,037.65               3.86
781  - 800                              8         306,429.45               1.24
801  - 802                              1          60,786.10               0.25
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
119  - 120                              1          50,702.91               0.20
151  - 180                            356      14,472,985.29              58.35
301  - 359                             50      10,278,310.20              41.44
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Property Type:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Single Family Residence               282      19,284,069.24              77.75
PUD                                    80       3,843,077.28              15.50
Condo                                  37       1,372,899.87               5.54
Multi-Unit                              8         301,952.01               1.22
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Occupancy Status:          Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Primary                               403      24,486,828.09              98.73
Investment (Non-Owner
 Occupied)                              3         256,704.32               1.04
Secondary Home                          1          58,465.99               0.24
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Use of Proceeds:           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Purchase                              298      13,507,938.28              54.46
Cash Out Refinance                     89       8,860,884.00              35.73
Rate/Term Refinance                    20       2,433,176.12               9.81
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Combined Original LTV           Number of  Outstanding as of  Outstanding as of
Ratios (%):                Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
40.83  -  45.00                         1         486,513.02               1.96
45.01  -  50.00                         1          84,597.80               0.34
50.01  -  55.00                         1         474,569.70               1.91
60.01  -  65.00                         1         575,504.07               2.32
65.01  -  70.00                         4       1,087,301.69               4.38
70.01  -  75.00                         4       1,054,298.68               4.25
75.01  -  80.00                        17       3,242,415.64              13.07
80.01  -  85.00                         8       1,697,222.03               6.84
85.01  -  90.00                        21       2,265,493.08               9.13
90.01  -  95.00                        29       1,374,398.00               5.54
95.01  - 100.00                       320      12,459,684.69              50.24
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
State:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Arizona                                13         348,300.40               1.40
Arkansas                                5         147,958.27               0.60
California                             85       7,894,153.84              31.83
Colorado                               12         855,882.93               3.45
Connecticut                            10         521,498.76               2.10
Delaware                                1          27,574.83               0.11
District of Columbia                    1          59,822.08               0.24
Florida                                57       2,510,091.75              10.12
Georgia                                12         345,017.01               1.39
Idaho                                   4          89,494.55               0.36
Illinois                                9         309,990.81               1.25
Indiana                                 6         285,403.12               1.15
Iowa                                    3         164,976.73               0.67
Kansas                                  1          28,746.98               0.12
Kentucky                                5         169,819.54               0.68
Louisiana                               4         242,793.10               0.98
Maryland                                7         577,610.96               2.33
Massachusetts                           3         752,313.62               3.03
Michigan                                3         106,550.43               0.43
Minnesota                               2          60,114.89               0.24
Mississippi                             2          56,908.60               0.23
Missouri                                7         199,219.10               0.80
Nebraska                                1          40,294.44               0.16
Nevada                                 28       1,030,779.24               4.16
New Hampshire                           1          51,384.02               0.21
New York                               11       2,998,980.71              12.09
North Carolina                         10         251,773.53               1.02
Ohio                                   21       1,020,703.65               4.12
Oklahoma                                1          90,923.55               0.37
Oregon                                 13         423,933.47               1.71
Pennsylvania                            4         170,109.49               0.69
South Carolina                          4          96,407.73               0.39
Tennessee                               2          51,327.22               0.21
Texas                                  24       1,045,910.27               4.22
Virginia                                9         548,445.36               2.21
Washington                             24       1,080,912.92               4.36
West Virginia                           1         124,050.61               0.50
Wisconsin                               1          21,819.89               0.09
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Documentation:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Full Documentation                    180      10,502,343.80              42.34
Stated Income                         175       9,480,734.12              38.23
No Documentation                       46       4,316,409.57              17.40
No Income/No Asset
 Verification                           3         335,693.39               1.35
Limited Documentation                   3         166,817.52               0.67
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Grade:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
M1                                     47       3,044,544.84              12.28
M2                                      7         980,369.03               3.95
M3                                      1         117,188.94               0.47
A+                                    135       7,830,011.78              31.57
A                                       7       1,105,368.11               4.46
A-                                      1          68,314.68               0.28
Alt A                                 200      10,756,381.89              43.37
B                                       3         132,379.23               0.53
B-                                      2         252,380.57               1.02
FICO Enhanced                           1         381,021.27               1.54
FICO Only                               3         134,038.06               0.54
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Loan Type:                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Adjustable Rate Loan                   34       6,868,499.30              27.69
Fixed Rate Loan                       373      17,933,499.10              72.31
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
15 Year Balloon                       261      10,325,878.03              57.58
15 Year Fixed-Rate Loan                95       4,147,107.26              23.12
30 Year Fixed-Rate Loan                16       3,409,810.90              19.01
10 Year Fixed-Rate Loan                 1          50,702.91               0.28
-------------------------------------------------------------------------------
Total                                 373      17,933,499.10             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Adjustable Rate Loan            Number of  Outstanding as of  Outstanding as of
Types:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR              34       6,868,499.30             100.00
-------------------------------------------------------------------------------
Total                                  34       6,868,499.30             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Lien Position:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Second Lien                           354      13,394,164.69              54.00
First Lien                             53      11,407,833.71              46.00
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Prepayment Term (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
N/A                                   238      11,530,809.05              46.49
24                                     91       7,895,235.28              31.83
36                                     48       2,927,950.60              11.81
60                                     30       2,448,003.47               9.87
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Current Mortgage                Number of  Outstanding as of  Outstanding as of
Rates (%):                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 5.250 -  5.500                         1         118,127.79               0.48
 5.501 -  6.000                         5       1,939,338.79               7.82
 6.001 -  6.500                         8       1,338,238.03               5.40
 6.501 -  7.000                        14       3,805,685.57              15.34
 7.001 -  7.500                        12       1,429,510.83               5.76
 7.501 -  8.000                        16       1,259,519.92               5.08
 8.001 -  8.500                        19         890,674.87               3.59
 8.501 -  9.000                        22       1,384,979.57               5.58
 9.001 -  9.500                        25       1,390,859.07               5.61
 9.501 - 10.000                        49       2,127,197.09               8.58
10.001 - 10.500                        22         786,825.89               3.17
10.501 - 11.000                        80       3,392,634.27              13.68
11.001 - 11.500                        20         926,285.76               3.73
11.501 - 12.000                        41       1,534,345.47               6.19
12.001 - 12.500                        20         633,615.47               2.55
12.501 - 13.000                        52       1,818,592.86               7.33
13.001 - 13.375                         1          25,567.15               0.10
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Gross Margins (%) (ARMs         Number of  Outstanding as of  Outstanding as of
Only):                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
4.125 - 4.500                           5       1,283,542.62              18.69
4.501 - 5.000                           3         587,731.50               8.56
5.001 - 5.500                           5       1,879,472.31              27.36
6.001 - 6.500                           5         689,062.49              10.03
6.501 - 7.000                           7       1,232,762.81              17.95
7.001 - 7.500                           3         553,284.42               8.06
7.501 - 8.000                           1         113,753.50               1.66
8.001 - 8.500                           2         236,677.54               3.45
8.501 - 9.000                           2         198,155.70               2.88
9.001 - 9.350                           1          94,056.41               1.37
-------------------------------------------------------------------------------
Total                                  34       6,868,499.30             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Maximum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
12.250 - 12.500                         1         118,127.79               1.72
12.501 - 13.000                         1         449,551.17               6.55
13.001 - 13.500                         5         881,937.51              12.84
13.501 - 14.000                         8       2,863,958.54              41.70
14.001 - 14.500                         1         347,721.71               5.06
14.501 - 15.000                         3         238,483.38               3.47
15.001 - 15.500                         5         437,511.61               6.37
15.501 - 16.000                         2         477,330.46               6.95
16.001 - 16.500                         4         612,337.73               8.92
16.501 - 17.000                         2         266,516.23               3.88
17.001 - 17.500                         1          80,966.76               1.18
18.001 - 18.050                         1          94,056.41               1.37
-------------------------------------------------------------------------------
Total                                  34       6,868,499.30             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Minimum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 5.250 -  5.500                         1         118,127.79               1.72
 5.501 -  6.000                         1         449,551.17               6.55
 6.001 -  6.500                         5         881,937.51              12.84
 6.501 -  7.000                         8       2,863,958.54              41.70
 7.001 -  7.500                         1         347,721.71               5.06
 7.501 -  8.000                         3         238,483.38               3.47
 8.001 -  8.500                         5         437,511.61               6.37
 8.501 -  9.000                         2         477,330.46               6.95
 9.001 -  9.500                         4         612,337.73               8.92
 9.501 - 10.000                         2         266,516.23               3.88
10.001 - 10.500                         1          80,966.76               1.18
11.001 - 11.050                         1          94,056.41               1.37
-------------------------------------------------------------------------------
Total                                  34       6,868,499.30             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Rate Adjustment Date            Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
07/01/05                                2         264,822.51               3.86
09/01/05                                8       2,030,054.42              29.56
10/01/05                               24       4,573,622.37              66.59
-------------------------------------------------------------------------------
Total                                  34       6,868,499.30             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Initial Periodic Rate Cap       Number of  Outstanding as of  Outstanding as of
(%) (ARMs Only):           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
3.000                                  34       6,868,499.30             100.00
-------------------------------------------------------------------------------
Total                                  34       6,868,499.30             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Periodic Rate Cap (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                                  34       6,868,499.30             100.00
-------------------------------------------------------------------------------
Total                                  34       6,868,499.30             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
MI Provider                Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
NO MI PROVIDER                        398      23,160,745.43              93.38
MGIC                                    9       1,641,252.97               6.62
-------------------------------------------------------------------------------
Total                                 407      24,801,998.40             100.00
===============================================================================

[LOGO OF RBS GREENWICH CAPITAL]

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


[LOGO OF RBS GREENWICH CAPITAL]                    [LOGO OF WACHOVIA SECURITIES]

 This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

            Effective Class A-1/A-2 Available Funds Cap Rate/(1)(2)/
            --------------------------------------------------------

To 10% Optional Termination at the Pricing Assumptions

          Effective            Effective             Effective
Period    AFC Rate    Period   AFC Rate     Period    AFC Rate
------    ---------   ------   ---------    ------   ---------
  1        11.00000%    34      11.00000%     67       9.35627%
  2        11.00000%    35      11.00000%     68       9.65437%
  3        11.00000%    36       9.25000%     69       9.32962%
  4        11.00000%    37       9.25000%     70       9.31632%
  5        11.00000%    38       9.25000%     71       9.61314%
  6        11.00000%    39       9.25000%     72       9.28978%
  7        11.00000%    40       9.59382%     73       9.58576%
  8        11.00000%    41       9.25000%     74       9.26332%
  9        11.00000%    42       9.25000%     75       9.25012%
  10       11.00000%    43       9.25000%     76      10.22662%
  11       11.00000%    44       9.25000%     77       9.22380%
  12       11.00000%    45       9.25000%     78       9.51769%
  13       11.00000%    46       9.25000%     79       9.19756%
  14       11.00000%    47       9.39540%     80       9.49063%
  15       11.00000%    48       9.23317%     81       9.17142%
  16       11.00000%    49       9.67181%     82       9.15838%
  17       11.00000%    50       9.34710%     83       9.45022%
  18       11.00000%    51       9.47889%     84       9.13239%
  19       11.00000%    52      10.11847%     85       9.42341%
  20       11.00000%    53       9.45245%     86       9.10650%
  21       11.00000%    54       9.77038%     87       9.09359%
  22       11.00000%    55       9.45782%     88      10.05365%
  23       11.00000%    56       9.75933%     89       9.06786%
  24       11.00000%    57       9.44774%     90       9.35687%
  25       11.00000%    58       9.43440%     91       9.04224%
  26       11.00000%    59       9.73511%     92       9.33046%
  27       11.00000%    60       9.42294%     93       9.01673%
  28       11.00000%    61       9.73690%     94       9.00402%
  29       11.00000%    62       9.40942%     95       9.29105%
  30       11.00000%    63       9.40981%     96       8.97869%
  31       11.00000%    64      10.40315%     97       9.26494%
  32       11.00000%    65       9.38301%     98       8.95348%
  33       11.00000%    66       9.68195%

/(1)/ Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.

/(2)/ Includes swap payments and cap payments received by the trust from the Swap Provider and Cap Provider, respectively.


[LOGO OF RBS GREENWICH CAPITAL]                    [LOGO OF WACHOVIA SECURITIES]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Appendix A

FICO DISTRIBUTION                              Collateral Cuts for Subprime Pool
-----------------

NovaStar 2003-4
----------------------------------------------------------------------------------
FICO                  Total Balance      LTV    Adjusted Balance[1]  WA Loan  WAC
                   -------------------          -------------------
                        Amount
                                  %[2]          Amount         %[2]  Balance
----------------------------------------------------------------------------------
a. FICO NA             137,293    0.03% > 65.0       137,293   0.03% 137,293  7.25%
b. 0 - 500                  --    0.00% > 65.0            --   0.00%      --  0.00%
c. 500.01 - 550     45,864,671    9.25% > 70.0    34,472,784   6.95% 129,561  8.22%
d. 550.01 - 575     42,890,294    8.65% > 70.0    32,876,161   6.63% 134,452  7.83%
e. 575.01 - 600     41,648,366    8.40% > 70.0    32,726,706   6.60% 143,122  7.61%
f. 600.01 - 620     44,922,501    9.06% > 70.0    36,305,446   7.32% 147,287  7.49%
g. 620.01 - 650     88,960,666   17.93% > 80.0    41,263,410   8.32% 146,317  7.23%
h. 650.01 - 680     84,713,042   17.08% > 80.0    39,070,083   7.88% 143,338  7.14%
i. 680.01 - 700     45,861,039    9.25% > 85.0    14,384,352   2.90% 134,490  6.90%
j. 700.01 - 750     71,328,586   14.38% > 85.0    18,634,902   3.76% 142,943  6.73%
k. 750.01 - 800     28,113,640    5.67% > 85.0     6,129,937   1.24% 151,966  6.34%
l. 800 +             1,599,270    0.32% > 85.0       238,511   0.05% 177,697  6.28%
----------------------------------------------------------------------------------
TOTAL POOL         496,039,368  100.00%          256,239,587  51.66% 141,604  7.26%
----------------------------------------------------------------------------------
    FICO: Average        644.4            Min:       508       Max:      894
                 -------------                --------------       ---------

-----------------------------------------------------------------------------------------
FICO               % Covered  WA FICO  WA LTV  WA DTI  % SFD/  % Owner  % Full  % Cashout
                   Mortgage                               PUD     Occ.     Doc       Refi
                      Ins.

-----------------------------------------------------------------------------------------
a. FICO NA              0.00     0.00   65.30   23.78  100.00   100.00    0.00       0.00
b. 0 - 500              0.00     0.00    0.00    0.00    0.00     0.00    0.00       0.00
c. 500.01 - 550         7.96   534.83   77.51   39.67   94.23    96.05   86.75      79.42
d. 550.01 - 575        14.02   562.40   76.93   40.16   93.65    97.52   74.75      82.69
e. 575.01 - 600        24.78   587.75   78.83   40.04   92.17    97.92   68.56      76.49
f. 600.01 - 620        25.71   610.81   80.62   41.13   94.21    95.64   68.94      70.99
g. 620.01 - 650        23.26   635.90   81.14   40.02   92.53    96.27   47.54      65.63
h. 650.01 - 680        32.59   665.76   81.62   40.25   86.88    94.33   37.12      59.99
i. 680.01 - 700        28.13   690.30   80.13   39.73   87.02    95.41   32.22      53.85
j. 700.01 - 750        40.25   721.10   77.88   39.70   84.87    92.56   35.23      45.81
k. 750.01 - 800        47.65   769.17   73.58   37.93   83.74    90.62   43.21      42.14
l. 800 +                8.99   814.21   61.24   33.67  100.00    95.00   67.59      31.08
-----------------------------------------------------------------------------------------
TOTAL POOL             27.21   644.40   79.22   39.96   89.86    95.17   52.06      63.42
-----------------------------------------------------------------------------------------

DEBT-TO INCOME (DTI) DISTRIBUTION
---------------------------------

----------------------------------------------------------------------------------
DTI                   Total Balance      FICO   Adjusted Balance[1]  WA Loan   WAC
                   -------------------          -------------------           ----
                   Amount
                                  %[2]          Amount         %[2]  Balance
----------------------------------------------------------------------------------
a. <= 20.00         62,068,073   12.51% < 550      1,749,549   0.35% 130,122  7.30%
b. 20.001 - 25.00   19,120,415    3.85% < 550      2,234,873   0.45% 102,798  7.43%
c. 25.001 - 30.00   35,420,047    7.14% < 575      7,187,432   1.45% 126,050  7.18%
d. 30.001 - 35.00   56,019,664   11.29% < 575     11,511,002   2.32% 131,194  7.20%
e. 35.001 - 40.00   74,747,737   15.07% < 600     21,401,230   4.31% 143,746  7.32%
f. 40.001 - 45.00   88,627,597   17.87% < 625     34,502,184   6.96% 145,053  7.28%
g. 45.001 - 50.00  133,981,373   27.01% < 650     75,982,987  15.32% 157,255  7.25%
h. 50.001 - 55.00   23,694,622    4.78% < 675     19,855,897   4.00% 171,700  7.03%
i. 55 +              2,359,839    0.48% < 700      1,423,989   0.29% 214,531  6.51%
----------------------------------------------------------------------------------
TOTAL POOL         496,039,368  100.00%          175,849,143  35.45% 141,604  7.26%
----------------------------------------------------------------------------------
     DTI: Average        39.96            Min:      2.02       Max:    79.69
                 -------------                --------------       ---------

-----------------------------------------------------------------------------------------
DTI                % Covered  WA FICO  WA LTV  WA DTI  % SFD/  % Owner  % Full  % Cashout
                   Mortgage                               PUD     Occ.     Doc       Refi
                      Ins.

-----------------------------------------------------------------------------------------
a. <= 20.00            25.78   686.85   79.08   16.23   92.09    99.12   11.76      53.78
b. 20.001 - 25.00      33.73   643.21   76.03   22.74   91.34    92.77   65.08      59.35
c. 25.001 - 30.00      39.36   645.91   76.60   27.78   94.08    95.65   54.57      70.69
d. 30.001 - 35.00      36.26   636.66   76.67   32.69   90.68    95.42   57.93      69.28
e. 35.001 - 40.00      29.51   637.33   79.67   37.51   90.15    96.11   55.94      66.95
f. 40.001 - 45.00      27.18   641.14   79.95   42.47   87.75    94.17   49.27      62.56
g. 45.001 - 50.00      19.43   638.50   81.33   47.75   88.97    94.27   60.73      60.54
h. 50.001 - 55.00      25.77   616.74   76.96   52.20   88.07    90.85   77.26      71.88
i. 55 +                 0.00   656.31   69.65   61.06   75.13   100.00   66.57     100.00
-----------------------------------------------------------------------------------------
TOTAL POOL             27.21   644.40   79.22   39.96   89.86    95.17   52.06      63.42
-----------------------------------------------------------------------------------------

LOAN-TO- VALUE (LTV) DISTIBUTION
--------------------------------

----------------------------------------------------------------------------------
LTV                   Total Balance      DTI    Adjusted Balance[1]  WA Loan  WAC
                   -------------------          -------------------
                        Amount
                                  %[2]                Amount   %[2]  Balance
----------------------------------------------------------------------------------
a.   < 60.00        42,715,381    8.61% > 50       2,591,797   0.52% 137,348  6.42%
b. 60.01 - 70.00    57,164,772   11.52% > 50       5,393,717   1.09% 158,351  6.67%
c. 70.01 - 80.00   186,236,688   37.54% > 50       8,444,886   1.70% 158,499  6.98%
d. 80.01 - 85.00    55,451,280   11.18% > 50       4,044,427   0.82% 151,506  7.36%
e. 85.01 - 90.00    99,381,163   20.03% > 50       3,354,542   0.68% 149,896  7.64%
f. 90.01 - 95.00    29,744,445    6.00% > 50       1,515,661   0.31% 139,645  7.95%
g. 95.01 - 100.00   25,345,638    5.11% > 50         709,431   0.14%  61,221  9.49%
h. 100 +                    --    0.00% > 50              --   0.00%      --  0.00%
----------------------------------------------------------------------------------
TOTAL POOL         496,039,368  100.00%           26,054,460   5.25% 141,604  7.26%
----------------------------------------------------------------------------------
     LTV: Average        79.22            Min:     11.848      Max:      100
                 -------------                --------------       ---------

-----------------------------------------------------------------------------------------
LTV                % Covered  WA FICO  WA LTV  WA DTI  % SFD/  % Owner  % Full  % Cashout
                   Mortgage                               PUD     Occ.     Doc       Refi
                      Ins.
-----------------------------------------------------------------------------------------
a.   < 60.00            0.00   661.48   48.35   36.72   87.15    92.36   51.99      74.51
b. 60.01 - 70.00       44.76   638.35   66.07   39.44   88.90    91.66   47.90      81.79
c. 70.01 - 80.00       26.36   649.55   78.16   40.33   89.78    95.34   43.34      58.67
d. 80.01 - 85.00       31.75   622.16   84.12   41.09   89.77    94.32   56.95      78.10
e. 85.01 - 90.00       31.81   633.08   89.49   40.68   90.87    96.10   57.44      66.61
f. 90.01 - 95.00       36.53   653.77   94.51   40.76   91.91    99.10   76.52      52.63
g. 95.01 - 100.00       1.81   673.32   99.78   37.81   91.07   100.00   65.21       7.32
h. 100 +                0.00     0.00    0.00    0.00    0.00     0.00    0.00       0.00
-----------------------------------------------------------------------------------------
TOTAL POOL             27.21   644.40   79.22   39.96   89.86    95.17   52.06      63.42
-----------------------------------------------------------------------------------------

<F1>
[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.
All other cuts except the adjusted balance are only for the main bucket
<F2>
[2] Percent of the Aggregate Principal Balance - calculated automatically.

Appendix A

GEOGRAPHIC CONCENTRATION - TOP 12 STATES
----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
STATE                      Total Balance     WA Loan    WAC   % Covered  WA FICO  WA LTV  WA DTI  % SFD/  % Owner  % Cashout  % Full
                        -------------------  Balance          by Mort-                               PUD      Occ       Refi     Doc
                             Amount    %[2]                   gage Ins.
------------------------------------------------------------------------------------------------------------------------------------
California              129,408,141   26.09% 203,152   6.68       24.14   661.47   75.06   40.80   86.79    95.96      65.54  42.47
Florida                  74,998,986   15.12% 121,554   7.38       21.43   642.37   80.13   40.20   89.48    93.16      63.90  47.29
Ohio                     20,245,677    4.08% 102,770   7.78       42.17   620.64   84.15   38.47   91.72    92.83      59.65  68.36
Texas                    18,224,349    3.67% 109,128   7.37       39.83   647.43   79.50   38.88   98.29    97.29      48.22  52.25
New York                 17,348,602    3.50% 209,019   7.23       28.58   649.81   74.54   39.53   81.43    95.64      77.21  36.55
Washington               16,418,926    3.31% 140,333   6.90       28.65   669.08   80.68   38.91   93.80    95.25      54.67  56.95
Virginia                 14,023,661    2.83% 157,569   7.44       31.91   629.27   80.54   40.89   94.63    97.67      68.78  58.99
Massachusetts            13,096,055    2.64% 201,478   7.19       30.23   627.16   75.69   41.78   73.17    99.04      79.19  51.21
Nevada                   12,413,408    2.50% 127,973   7.40       19.10   664.14   81.51   38.45   96.28    95.77      35.58  37.46
Pennsylvania             11,878,619    2.39% 123,736   7.92       28.54   621.43   84.37   40.69   96.11    96.51      61.10  61.29
Connecticut              11,781,225    2.38% 141,942   7.33       33.13   660.35   79.51   38.94   68.79    89.15      51.16  55.97
Colorado                 11,106,825    2.24% 156,434   7.19       23.13   654.45   80.16   42.09   93.92    97.97      59.80  52.15
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL              350,944,476   70.75% 151,334   7.12       26.63   650.00   78.23   40.22   88.39    95.23      62.78  48.09
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL BALANCE
-----------------

------------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal        Total Balance     WA Loan   WAC    % Covered  WA FICO  WA LTV  WA DTI  % SFD/  % Owner  % Cashout  % Full
Balance                 -------------------  Balance          by Mort-                               PUD      Occ       Refi     Doc
                             Amount    %[2]                   gage Ins.
------------------------------------------------------------------------------------------------------------------------------------
a.       0 - 50,000      12,079,481    2.44%   33,369  9.96        5.06   667.62   89.82   33.30   86.38    94.19      36.82   53.07
b.  50,001 - 200,000    286,866,352   57.83%  117,424  7.44       27.61   637.60   79.44   39.35   90.09    94.51      63.57   58.59
c. 200,001 - 250,000     67,368,871   13.58%  223,817  6.93       37.02   643.63   78.38   41.44   89.77    94.97      65.53   51.75
d. 250,001 - 300,000     49,154,660    9.91%  273,081  6.82       28.22   656.70   79.33   42.18   87.85    96.32      61.19   35.87
e. 300,001 - 400,000     57,489,625   11.59%  342,200  6.84       23.90   655.32   79.40   41.14   87.95    95.97      61.55   39.21
f. 400,001 - 500,000     19,413,462    3.91%  451,476  6.54       13.55   661.88   73.71   39.61   97.78   100.00      78.35   41.20
g. 500,001 - 600,000      2,157,069    0.43%  539,267  6.56        0.00   657.07   69.71   37.80  100.00   100.00     100.00    0.00
h. 600,001 - 700,000             --    0.00%       --  0.00        0.00     0.00    0.00    0.00    0.00     0.00       0.00    0.00
i. 700,001 - 800,000      1,509,848    0.30%  754,924  6.59        0.00   722.58   64.35   33.15  100.00   100.00      51.42   48.58
j. 800,001 - 900,000             --    0.00%       --  0.00        0.00     0.00    0.00    0.00    0.00     0.00       0.00    0.00
k. 900,001 - 1,000,000           --    0.00%       --  0.00        0.00     0.00    0.00    0.00    0.00     0.00       0.00    0.00
l. 1,000,001 >=                  --    0.00%       --  0.00        0.00     0.00    0.00    0.00    0.00     0.00       0.00    0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL              496,039,368  100.00%  141,604  7.26       27.21   644.40   79.22   39.96   89.86    95.17      63.42   52.06
------------------------------------------------------------------------------------------------------------------------------------
Prin Bal: Average           141,604              Min: 10,980       Max:  776,423
                      -------------                  -------           ---------

DOCUMENTATION TYPE
------------------

----------------------------------------------------------------------------------------------------------------------------
Doc Type                   Total Balance     WA Loan   WAC    % Covered  WA FICO  WA LTV  WA DTI  % SFD/  % Owner  % Cashout
                        -------------------  Balance          by Mort-                               PUD      Occ       Refi
                             Amount    %[2]                   gage Ins.
----------------------------------------------------------------------------------------------------------------------------
Full Documentation      258,244,989   52.06%  131,892  7.35       33.30   624.89   80.33   40.18   91.84    94.52      68.41
Limited Documentation    11,115,293    2.24%  150,207  7.56       44.85   616.09   77.04   37.86   91.63    85.64      78.23
No Documentation         41,536,103    8.37%  141,761  7.17       26.23   702.29   77.74   35.22   90.59   100.00      51.72
No Income/No Asset
Verificat                10,411,894    2.10%  155,401  7.56       20.00   676.47   87.31   40.28   95.72   100.00      51.60
Stated Income           174,731,089   35.23%  157,274  7.10       17.76   659.36   77.58   39.77   86.29    95.31      58.58
----------------------------------------------------------------------------------------------------------------------------
TOTAL POOL              496,039,368  100.00%  141,604  7.26       27.21   644.40   79.22   39.96   89.86    95.17      63.42
----------------------------------------------------------------------------------------------------------------------------

Appendix A

PROPERTY TYPE
-------------

----------------------------------------------------------------------------------------------------------------------------
Property Type              Total Balance     WA Loan   WAC    % Covered  WA FICO  WA LTV  WA DTI  % Owner  % Cashout  % Full
                        -------------------  Balance          by Mort-                                Occ       Refi     Doc
                             Amount    %[2]                   gage Ins.
----------------------------------------------------------------------------------------------------------------------------
Condo                    27,664,520       6%  121,336  7.27       24.08   666.45   80.83   41.40    89.05      48.04   44.60
Multi-Unit               22,635,915       5%  161,685  7.20       37.85   664.20   73.80   41.37    75.66      69.95   38.57
PUD                      66,940,268      13%  147,771  7.30       23.21   653.48   81.43   40.80    97.79      47.16   45.56
Single Family
Residence               378,798,665      76%  141,237  7.25       27.51   640.00   79.04   39.62    96.32      67.02   54.56
----------------------------------------------------------------------------------------------------------------------------
TOTAL POOL              496,039,368     100%  141,604  7.26       27.21   644.40   79.22   39.96    95.17      63.42   52.06
----------------------------------------------------------------------------------------------------------------------------

PMI - PRIMARY MORTGAGE INSURANCE
--------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance     Total Balance     WA Loan   WAC    % Covered  WA FICO  WA LTV  WA DTI  % Owner  % Cashout  % Full  Is MI down
                    -------------------  Balance          by Mort-                                Occ       Refi     Doc  to 60 LTV
                         Amount    %[2]                   gage Ins.
------------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI   60,321,989   12.16% 160,859    7.27     100.00   659.29   88.92   38.50    92.54      55.12   62.78  No
Loans >80 LTV w/o
MI                  149,600,538   30.16% 116,784    8.06       0.00   629.40   90.47   41.20    98.17      62.48   60.21  No
Other               286,116,841   57.68% 154,909    6.83      26.10   649.10   71.30   39.61    94.16      65.65   45.54  No
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL          496,039,368  100.00% 141,604    7.26      27.21   644.40   79.22   39.96    95.17      63.42   52.06
------------------------------------------------------------------------------------------------------------------------------------

LOAN BALANCE
------------

-------------------------------------------------------------------------------------------------------------
Loan Purpose           Total Balance     WA Loan   WAC    % Covered  WA FICO  WA LTV  WA DTI  % SFD/  % Owner
                    -------------------  Balance          by Mort-                               PUD      Occ
                         Amount    %[2]                   gage Ins.
-------------------------------------------------------------------------------------------------------------
Cash Out Refinance  314,564,243   63.42% 149,508    7.19      25.63   631.48   77.31   39.82   90.74    96.39
Purchase            133,202,825   26.85% 124,839    7.58      24.98   670.44   85.02   40.98   87.50    93.57
Rate/Term
Refinance            48,272,300    9.73% 145,398    6.78      43.71   656.77   75.69   38.27   90.64    91.63
-------------------------------------------------------------------------------------------------------------
TOTAL POOL          496,039,368  100.00% 141,604    7.26      27.21   644.40   79.22   39.96   89.86    95.17
-------------------------------------------------------------------------------------------------------------

COLLATERAL TYPE - FIXED/FLOATING
--------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Lien Status           Total Balance     WA Loan  WAC   % Covered  WA FICO  WA LTV  WA DTI  % SFD/  % Owner  % Cashout  Index  Margin
                   -------------------  Balance        by Mort-                               PUD      Occ       Refi
                        Amount    %[2]                 gage Ins.
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM           267,517,844   53.93% 153,923  7.35      25.29   629.01   81.40   40.78   89.69    95.26      59.72  6ML      5.80
3/27 ARM            29,761,925    6.00% 167,202  6.99      25.17   640.15   79.97   39.82   88.75    97.96      69.98  6ML      5.55
6MLIBOR ARM            952,616    0.19% 238,154  5.11      46.00   662.58   78.72   32.85   85.94   100.00      31.94  6ML      4.52
Fixed              197,806,983   39.88% 124,957  7.17      30.04   665.75   76.16   38.92   90.27    94.61      67.58  FIXED    0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL         496,039,368  100.00% 141,604  7.26      27.21   644.40   79.22   39.96   89.86    95.17      63.42           5.77
------------------------------------------------------------------------------------------------------------------------------------

LIEN STATUS
-----------

----------------------------------------------------------------------------------------------------------------------
Lien Status           Total Balance     WA Loan   WAC   % Covered  WA FICO  WA LTV  WA DTI  % SFD/  % Owner  % Cashout
                   -------------------  Balance         by Mort-                               PUD      Occ       Refi
                        Amount    %[2]                  gage Ins.
----------------------------------------------------------------------------------------------------------------------
First Lien         482,645,203   97.30% 153,269   7.16      27.97   643.11   78.66   40.16   89.87    95.04      64.73
Second Lien         13,394,165    2.70%  37,837  10.76       0.00   690.82   99.44   32.73   89.62   100.00      16.02
----------------------------------------------------------------------------------------------------------------------
TOTAL POOL         496,039,368  100.00% 141,604   7.26      27.21   644.40   79.22   39.96   89.86    95.17      63.42
----------------------------------------------------------------------------------------------------------------------

Appendix A

OCCUPANCY TYPE
--------------

----------------------------------------------------------------------------------------------------------------------
Occupancy Type        Total Balance     WA Loan   WAC   % Covered  WA FICO  WA LTV  WA DTI  % SFD/  % Owner  % Cashout
                   -------------------  Balance         by Mort-                               PUD      Occ
                        Amount    %[2]                  gage Ins.
----------------------------------------------------------------------------------------------------------------------
Investment
(Non-Owner Occu     19,222,043    3.88% 120,138   7.39      45.84   667.22   74.05   41.44   62.92     0.00      48.89
Investment (Owner
Occupied)              206,012    0.04% 206,012   8.75       0.00   614.00   75.00   45.17    0.00     0.00     100.00
Primary            472,086,557   95.17% 142,711   7.25      26.15   643.28   79.46   39.91   91.15   100.00      64.23
Secondary Home       4,524,757    0.91% 133,081   7.69      60.10   664.85   76.30   37.57   73.35     0.00      38.58
----------------------------------------------------------------------------------------------------------------------
TOTAL POOL         496,039,368  100.00% 141,604   7.26      27.21   644.40   79.22   39.96   89.86    95.17      63.42
----------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY
------------------

----------------------------------------------------------------------------------------------------------------------
Prepaymennt           Total Balance     WA Loan   WAC   % Covered  WA FICO  WA LTV  WA DTI  % SFD/  % Owner  % Cashout
Changes Term at    -------------------  Balance         by Mort-                               PUD      Occ       Refi
Origination             Amount    %[2]                  gage Ins.
----------------------------------------------------------------------------------------------------------------------
0 Months           115,183,353   23.22% 126,575   7.73      25.70   645.27   80.09   39.22   88.39    95.25      61.35
24 Months          163,128,507   32.89% 152,314   7.27      23.67   635.71   80.91   40.81   90.86    95.71      57.32
36 Months           98,269,925   19.81% 141,396   7.20      28.65   642.36   79.12   39.65   87.95    95.35      66.61
60 Months          119,457,583   24.08% 144,447   6.83      32.33   657.08   76.15   39.77   91.48    94.21      71.10
TOTAL POOL         496,039,368  100.00% 141,604   7.26      27.21   644.40   79.22   39.96   89.86    95.17      63.42
----------------------------------------------------------------------------------------------------------------------
TOTAL POOL         474,984,721  100.00% 126,191   7.43       0.00   662.21   93.92   42.02   93.72    98.54      49.32
----------------------------------------------------------------------------------------------------------------------

SECTION 32 LOANS
----------------

----------------------------------------------------------------------------------------------------------------------
                      Total Balance     WA Loan   WAC   % Covered  WA FICO  WA LTV  WA DTI  % SFD/  % Owner  % Cashout
                   -------------------  Balance         by Mort-                               PUD      Occ       Refi
                        Amount    %[2]                  gage Ins.
----------------------------------------------------------------------------------------------------------------------
Section 32 Loans                     0%
----------------------------------------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------------------------------------

GA, KY % & TOP 5 STATES     TOP 5 MSA      TOP 5 ORIGINATORS    SERVICES
-----------------------     ---------      -----------------    --------

-----------------------     ----------     -----------------    --------------
State              %[2]     MSA   %[2]     Originator   %[2]    Servicer  %[2]
-----------------------     ----------     -----------------    --------------
GA                 1.98%
-----------------------     ----------     -----------------    --------------
KY                 0.69%
-----------------------     ----------     -----------------    --------------
CA                26.09%
-----------------------     ----------     -----------------    --------------
FL                15.12%
-----------------------     ----------     -----------------    --------------
OH                 4.08%
-----------------------     ----------     -----------------
TX                 3.67%
-----------------------     ----------
NY                 3.50%
-----------------------

Appendix A

STRESS ANALYSIS
---------------

Rating Agency Base Case Loss Expectations

        --------------------------------------------------------------------------------------------------
        Standard & Poors: Analyst Name :                  Moody's: Analyst  Name :
        --------------------------------------------------------------------------------------------------
        Foreclosure Frequency  Loss Severity  Cum Losses  Foreclosure Frequency  Loss Severity  Cum Losses
----------------------------------------------------------------------------------------------------------
AA
----------------------------------------------------------------------------------------------------------
A
----------------------------------------------------------------------------------------------------------
A-
----------------------------------------------------------------------------------------------------------
BBB+
----------------------------------------------------------------------------------------------------------
BBB
----------------------------------------------------------------------------------------------------------
BBB-
----------------------------------------------------------------------------------------------------------
B
----------------------------------------------------------------------------------------------------------

Assuming forward LIBOR and Loss Severity depending on MI (see table on the side for Loss Severity assumption); 100% advance of P&I; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

------------------------------------------------------
Mortgage Insurance (MI) Coverage       Loss Severity %
------------------------------------------------------
None                                                50%
------------------------------------------------------
>70% Loans w/ >80 LTV down to 80%                   45%
------------------------------------------------------
50 - 70% Loans w/ >80 LTV down to 80%               40%
------------------------------------------------------
50 - 70% Loans w/ >80 LTV down to 60%               35%
------------------------------------------------------
>70% LTV >80%       down to 60%                     30%
------------------------------------------------------

        -----------------------------------------------------------
                 Breakeven CDR              Cumulative Losses
-------------------------------------------------------------------
           25 CPR    40 CPR    60 CPR    25 CPR    40 CPR    60 CPR
-------------------------------------------------------------------
AA
-------------------------------------------------------------------
A
-------------------------------------------------------------------
A-
-------------------------------------------------------------------
BBB+
-------------------------------------------------------------------
BBB
-------------------------------------------------------------------
BBB-
-------------------------------------------------------------------

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

        -----------------------------------------------------------
           Multiple of Default Ramp         Cumulative Losses
-------------------------------------------------------------------
           25 CPR    40 CPR    60 CPR    25 CPR    40 CPR    60 CPR
-------------------------------------------------------------------
   AA
-------------------------------------------------------------------
   A
-------------------------------------------------------------------
   A-
-------------------------------------------------------------------
  BBB+
-------------------------------------------------------------------
  BBB
-------------------------------------------------------------------
  BBB-
-------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Appendix A

FICO DISTRIBUTION                              Collateral Cuts for Subprime Pool
-----------------

NovaStar 2003-4
---------------

---------------------------------------------------------------------------------------------
FICO                    Total Balance       LTV     Adjusted Balance[1]      WA Loan     WAC
                   ---------------------            ---------------------    Balance
                         Amount     %[2]            Amount           %[2]
---------------------------------------------------------------------------------------------
a. FICO NA              137,293     0.03%  >65.0         137,293     0.03%    137,293    7.25%
b. 0 - 500                   --     0.00%  >65.0              --     0.00%         --    0.00%
c. 500.01 - 550      45,864,671     9.25%  >70.0      34,472,784     6.95%    129,561    8.22%
d. 550.01 - 575      42,890,294     8.65%  >70.0      32,876,161     6.63%    134,452    7.83%
e. 575.01 - 600      41,648,366     8.40%  >70.0      32,726,706     6.60%    143,122    7.61%
f. 600.01 - 620      44,922,501     9.06%  >70.0      36,305,446     7.32%    147,287    7.49%
g. 620.01 - 650      88,960,666    17.93%  >80.0      41,263,410     8.32%    146,317    7.23%
h. 650.01 - 680      84,713,042    17.08%  >80.0      39,070,083     7.88%    143,338    7.14%
i. 680.01 - 700      45,861,039     9.25%  >85.0      14,384,352     2.90%    134,490    6.90%
j. 700.01 - 750      71,328,586    14.38%  >85.0      18,634,902     3.76%    142,943    6.73%
k. 750.01 - 800      28,113,640     5.67%  >85.0       6,129,937     1.24%    151,966    6.34%
l. 800 +              1,599,270     0.32%  >85.0         238,511     0.05%    177,697    6.28%
---------------------------------------------------------------------------------------------
TOTAL POOL          496,039,368   100.00%            256,239,587    51.66%    141,604    7.26%
---------------------------------------------------------------------------------------------
    FICO: Average         644.4              Min:            508     Max:         894
                   ------------                     ------------            ---------

------------------------------------------------------------------------------------------
FICO               % Covered  WA FICO  WA LTV  WA DTI   % SFD/  % Owner  % Full  % Cashout
                    Mortgage                              PUD      Occ.     Doc       Refi
                      Ins.
------------------------------------------------------------------------------------------
a. FICO NA
b. 0 - 500              0.00     0.00   65.30   23.78   100.00   100.00    0.00       0.00
c. 500.01 - 550         0.00     0.00    0.00    0.00     0.00     0.00    0.00       0.00
d. 550.01 - 575         7.96   534.83   77.51   39.67    94.23    96.05   86.75      79.42
e. 575.01 - 600        14.02   562.40   76.93   40.16    93.65    97.52   74.75      82.69
f. 600.01 - 620        24.78   587.75   78.83   40.04    92.17    97.92   68.56      76.49
g. 620.01 - 650        25.71   610.81   80.62   41.13    94.21    95.64   68.94      70.99
h. 650.01 - 680        23.26   635.90   81.14   40.02    92.53    96.27   47.54      65.63
i. 680.01 - 700        32.59   665.76   81.62   40.25    86.88    94.33   37.12      59.99
j. 700.01 - 750        28.13   690.30   80.13   39.73    87.02    95.41   32.22      53.85
k. 750.01 - 800        40.25   721.10   77.88   39.70    84.87    92.56   35.23      45.81
l. 800 +               47.65   769.17   73.58   37.93    83.74    90.62   43.21      42.14
                        8.99   814.21   61.24   33.67   100.00    95.00   67.59      31.08
------------------------------------------------------------------------------------------
TOTAL POOL             27.21   644.40   79.22   39.96    89.86    95.17   52.06      63.42
------------------------------------------------------------------------------------------

DEBT-TO INCOME (DTI) DISTRIBUTION
---------------------------------

---------------------------------------------------------------------------------------------
DTI                Total Balance            FICO     Adjusted  Balance[1]    WA Loan     WAC
                   ---------------------            ---------------------    Balance    -----
                   Amount        %[2]               Amount         %[2]
---------------------------------------------------------------------------------------------
a. <= 20.00          62,068,073    12.51%  < 550       1,749,549     0.35%    130,122    7.30%
b. 20.001 - 25.00    19,120,416     3.85%  < 550       2,234,873     0.45%    102,798    7.43%
c. 25.001 - 30.00    35,420,048     7.14%  < 575       7,187,432     1.45%    126,050    7.18%
d. 30.001 - 35.00    56,019,664    11.29%  < 575      11,511,002     2.32%    131,194    7.20%
e. 35.001 - 40.00    74,747,737    15.07%  < 600      21,401,230     4.31%    143,746    7.32%
f. 40.001 - 45.00    88,627,597    17.87%  < 625      34,502,184     6.96%    145,053    7.28%
g. 45.001 - 50.00   133,981,373    27.01%  < 650      75,982,987    15.32%    157,255    7.25%
h. 50.001 - 55.00    23,694,622     4.78%  < 675      19,855,897     4.00%    171,700    7.03%
i. 55 +               2,359,839     0.48%  < 700       1,423,989     0.29%    214,531    6.51%
---------------------------------------------------------------------------------------------
TOTAL POOL          496,039,368   100.00%            175,849,143    35.45%    141,604    7.26%
---------------------------------------------------------------------------------------------
DTI: Average              39.96              Min:           2.02     Max:       79.69
                   ------------                     ------------            ---------

------------------------------------------------------------------------------------------
DTI                % Covered  WA FICO  WA LTV  WA DTI   % SFD/  % Owner  % Full  % Cashout
                   Mortgage                                PUD     Occ.     Doc       Refi
                     Ins.
------------------------------------------------------------------------------------------
a. <= 20.00            25.78   686.85   79.08   16.23   92.09     99.12   11.76      53.78
b. 20.001 - 25.00      33.73   643.21   76.03   22.74   91.34     92.77   65.08      59.35
c. 25.001 - 30.00      39.36   645.91   76.60   27.78   94.08     95.65   54.57      70.69
d. 30.001 - 35.00      36.26   636.66   76.67   32.69   90.68     95.42   57.93      69.28
e. 35.001 - 40.00      29.51   637.33   79.67   37.51   90.15     96.11   55.94      66.95
f. 40.001 - 45.00      27.18   641.14   79.95   42.47   87.75     94.17   49.27      62.56
g. 45.001 - 50.00      19.43   638.50   81.33   47.75   88.97     94.27   60.73      60.54
h. 50.001 - 55.00      25.77   616.74   76.96   52.20   88.07     90.85   77.26      71.88
i. 55 +                 0.00   656.31   69.65   61.06   75.13    100.00   66.57     100.00
------------------------------------------------------------------------------------------
TOTAL POOL             27.21   644.40   79.22   39.96   89.86     95.17   52.06      63.42
------------------------------------------------------------------------------------------

LOAN-TO- VALUE (LTV) DISTIBUTION
--------------------------------

---------------------------------------------------------------------------------------------
LTV                    Total Balance        DTI      Adjusted Balance[1]     WA Loan     WAC
                   ---------------------             --------------------    Balance
                         Amount  %[2]                     Amount     %[2]
---------------------------------------------------------------------------------------------
a. < 60.00           42,715,381     8.61%  >50         2,591,797     0.52%    137,348    6.42%
b. 60.01 - 70.00     57,164,772    11.52%  >50         5,393,717     1.09%    158,351    6.67%
c. 70.01 - 80.00    186,236,688    37.54%  >50         8,444,886     1.70%    158,499    6.98%
d. 80.01 - 85.00     55,451,280    11.18%  >50         4,044,427     0.82%    151,506    7.36%
e. 85.01 - 90.00     99,701,202    20.10%  >50         3,354,542     0.68%    150,152    7.63%
f. 90.01 - 95.00     29,424,406     5.93%  >50         1,515,661     0.31%    138,794    7.96%
g. 95.01 - 100.00    25,345,638     5.11%  >50           709,431     0.14%     61,221    9.49%
h. 100 +                     --     0.00%  >50                --     0.00%         --    0.00%
---------------------------------------------------------------------------------------------
TOTAL POOL          496,039,368   100.00%             26,054,460     5.25%    141,604    7.26%
---------------------------------------------------------------------------------------------
LTV: Average              79.22              Min:         11.848     Max:         100
                   ------------                     ------------            ---------

------------------------------------------------------------------------------------------
LTV                % Covered  WA FICO  WA LTV  WA DTI   % SFD/  % Owner  % Full  % Cashout
                    Mortgage                               PUD      Occ     Doc       Refi
                    Ins.
------------------------------------------------------------------------------------------
a. < 60.00              0.00   661.48   48.35   36.72    87.15    92.36   51.99      74.51
b. 60.01 -  70.00      44.76   638.35   66.07   39.44    88.90    91.66   47.90      81.79
c. 70.01 -  80.00      26.36   649.55   78.16   40.33    89.78    95.34   43.34      58.67
d. 80.01 -  85.00      31.75   622.16   84.12   41.09    89.77    94.32   56.95      78.10
e. 85.01 -  90.00      31.81   633.21   89.49   40.68    90.87    96.16   57.26      66.40
f. 90.01 -  95.00      35.84   653.54   94.56   40.76    91.82    99.09   77.35      52.19
g. 95.01 - 100.00       1.81   673.32   99.78   37.81    91.07   100.00   65.21       7.32
h. 100 +                0.00     0.00    0.00    0.00     0.00     0.00    0.00       0.00
------------------------------------------------------------------------------------------
TOTAL POOL             27.21   644.40   79.22   39.96    89.86    95.17   52.06      63.42
------------------------------------------------------------------------------------------

<F1>
[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.
All other cuts except the adjusted balance are only for the main bucket
<F2>
[2] Percent of the Aggregate Principal Balance - calculated automatically.

 Appendix A

GEOGRAPHIC CONCENTRATION - TOP 12 STATES
----------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
STATE                 Total Balance     WA Loan   WAC    % Covered  WA FICO   WA LTV  WA DTI  % SFD/  % Owner  % Cashout  % Full
                ---------------------   Balance             by                                   PUD      Occ       Refi     Doc
                      Amount     %[2]                    Mortgage
                                                            Ins.
--------------------------------------------------------------------------------------------------------------------------------
California       129,408,141    26.09%  203,153   6.68       24.14    661.47   75.06   40.80   86.79    95.96      65.54   42.47
Florida           74,998,986    15.12%  121,554   7.38       21.43    642.37   80.13   40.20   89.48    93.16      63.90   47.29
Ohio              20,245,677     4.08%  102,770   7.78       42.17    620.64   84.15   38.47   91.72    92.83      59.65   68.36
Texas             18,224,349     3.67%  109,128   7.37       39.83    647.43   79.50   38.88   98.29    97.29      48.22   52.25
New York          17,348,602     3.50%  209,019   7.23       28.58    649.81   74.54   39.53   81.43    95.64      77.21   36.55
Washington        16,418,926     3.31%  140,333   6.90       28.65    669.08   80.68   38.91   93.80    95.25      54.67   56.95
Virginia          14,023,661     2.83%  157,569   7.44       31.91    629.27   80.54   40.89   94.63    97.67      68.78   58.99
Massachusetts     13,096,055     2.64%  201,478   7.19       30.23    627.16   75.69   41.78   73.17    99.04      79.19   51.21
Nevada            12,413,408     2.50%  127,973   7.40       19.10    664.14   81.51   38.45   96.28    95.77      35.58   37.46
Pennsylvania      11,878,619     2.39%  123,736   7.92       28.54    621.43   84.37   40.69   96.11    96.51      61.10   61.29
Connecticut       11,781,225     2.38%  141,942   7.33       33.13    660.35   79.51   38.94   68.79    89.15      51.16   55.97
Colorado          11,106,825     2.24%  156,434   7.19       23.13    654.45   80.16   42.09   93.92    97.97      59.80   52.15
--------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL       350,944,476    70.75%  151,334   7.12       26.63    650.00   78.23   40.22   88.39    95.23      62.78   48.09
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL BALANCE
-----------------

------------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal      Total Balance       WA Loan   WAC   % Covered   WA FICO  WA LTV  WA DTI  % SFD/  % Owner  % Cashout  % Full
Balance               -------------------    Balance             by                                 PUD       Occ       Refi     Doc
                           Amount    %[2]                    Mortgage
                                                                Ins.
------------------------------------------------------------------------------------------------------------------------------------
a.      0 - 50,000     12,079,481    2.44%    33,369   9.96       5.06    667.62   89.82   33.30   86.38    94.19      36.82   53.07
b. 50,001 - 200,000   286,866,352   57.83%   117,424   7.44      27.61    637.60   79.44   39.35   90.09    94.51      63.57   58.59
c. 200,001- 250,000    67,368,871   13.58%   223,817   6.93      37.02    643.63   78.38   41.44   89.77    94.97      65.53   51.75
d. 250,001- 300,000    49,154,660    9.91%   273,081   6.82      28.22    656.70   79.33   42.18   87.85    96.32      61.19   35.87
e. 300,001- 400,000    57,489,625   11.59%   342,200   6.84      23.90    655.32   79.40   41.14   87.95    95.97      61.55   39.21
f. 400,001- 500,000    19,413,462    3.91%   451,476   6.54      13.55    661.88   73.71   39.61   97.78   100.00      78.35   41.20
g. 500,001- 600,000     2,157,069    0.43%   539,267   6.56       0.00    657.07   69.71   37.80  100.00   100.00     100.00    0.00
h. 600,001- 700,000            --    0.00%        --   0.00       0.00      0.00    0.00    0.00    0.00     0.00       0.00    0.00
i. 700,001- 800,000     1,509,848    0.30%   754,924   6.59       0.00    722.58   64.35   33.15  100.00   100.00      51.42   48.58
j. 800,001- 900,000            --    0.00%        --   0.00       0.00      0.00    0.00    0.00    0.00     0.00       0.00    0.00
k. 900,001- 1,000,00           --    0.00%        --   0.00       0.00      0.00    0.00    0.00    0.00     0.00       0.00    0.00
l. 1,000,001 >=                --    0.00%        --   0.00       0.00      0.00    0.00    0.00    0.00     0.00       0.00    0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL            496,039,368  100.00    141,604   7.26      27.21    644.40   79.22   39.96   89.86    95.17      63.42   52.06
------------------------------------------------------------------------------------------------------------------------------------
Prin Bal: Average         141,604    Min:     10,980              Max:   776,423
                      -----------           --------                    --------

DOCUMENTATION TYPE
------------------

-------------------------------------------------------------------------------------------------------------------------------
Doc Type                    Total Balance       WA Loan   WAC   % Covered   WA FICO  WA LTV  WA DTI  % SFD/  % Owner  % Cashout
                        --------------------    Balance            by                                   PUD      Occ       Refi
                             Amount     %[2]                    Mortgage
                                                                  Ins.
-------------------------------------------------------------------------------------------------------------------------------
Full Documentation      258,244,990    52.06%   131,892   7.35      33.30    624.89   80.33   40.18   91.84    94.52      68.41
Limited Documentation    11,115,293     2.24%   150,207   7.56      44.85    616.09   77.04   37.86   91.63    85.64      78.23
No Documentation         41,536,103     8.37%   141,761   7.17      26.23    702.29   77.74   35.22   90.59   100.00      51.72
No Income/No Asset
Verification             10,411,894     2.10%   155,401   7.56      20.00    676.47   87.31   40.28   95.72   100.00      51.60
Stated Income           174,731,089    35.23%   157,274   7.10      17.76    659.36   77.58   39.77   86.29    95.31      58.58
-------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL              496,039,368   100.00%   141,604   7.26      27.21    644.40   79.22   39.96   89.86    95.17      63.42
-------------------------------------------------------------------------------------------------------------------------------

Appendix A

PROPERTY TYPE
-------------

-------------------------------------------------------------------------------------------------------------------------------
Property Type                Total Balance      WA Loan    WAC   % Covered  WA FICO  WA LTV  WA DTI  % Owner  % Cashout  % Full
                         --------------------   Balance              by                                  Occ       Refi     Doc
                               Amount    %[2]                     Mortgage
                                                                    Ins.
-------------------------------------------------------------------------------------------------------------------------------
Condo                      27,664,520       6%   121,336   7.27      24.08   666.45   80.83   41.40    89.05      48.04   44.60
Multi-Unit                 22,635,915       5%   161,685   7.20      37.85   664.20   73.80   41.37    75.66      69.95   38.57
PUD                        66,940,268      13%   147,771   7.30      23.21   653.48   81.43   40.80    97.79      47.16   45.56
Single Family Residence   378,798,665      76%   141,237   7.25      27.51   640.00   79.04   39.62    96.32      67.02   54.56
-------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL                496,039,368     100%   141,604   7.26      27.21   644.40   79.22   39.96    95.17      63.42   52.06
-------------------------------------------------------------------------------------------------------------------------------

PMI - PRIMARY MORTGAGE INSURANCE
--------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance        Total Balance      WA Loan   WAC  % Covered  WA FICO  WA LTV  WA DTI   % Owner  % Cashout  % Full  Is
                      --------------------   Balance            by                                   Occ       Refi     Doc  MI down
                           Amount     %[2]                  Mortgage                                                         to 60
                                                               Ins.                                                          LTV
------------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI     60,321,989    12.16%  160,859  7.27     100.00   659.29   88.92    38.50    92.54      55.12   62.78  No
Loans >80 LTV w/o MI  149,600,538    30.16%  116,784  8.06       0.00   629.40   90.47    41.20    98.17      62.48   60.21  No
Other                 286,116,841    57.68%  154,909  6.83      26.10   649.10   71.30    39.61    94.16      65.65   45.54  No
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL            496,039,368   100.00%  141,604  7.26      27.21   644.40   79.22    39.96    95.17      63.42   52.06
------------------------------------------------------------------------------------------------------------------------------------

LOAN BALANCE
------------

----------------------------------------------------------------------------------------------------------------------
Loan Purpose             Total Balance        WA Loan    WAC   % Covered  WA. FICO  WA. LTV  WA DTI    % SFD/  % Owner
                      ---------------------   Balance             by                                      PUD      Occ
                            Amount     %[2]                     Mortgage
                                                                  Ins.
----------------------------------------------------------------------------------------------------------------------
Cash Out Refinance     314,564,243    63.42%   149,508   7.19      25.63    631.48    77.31    39.82    90.74    96.39
Purchase               133,202,825    26.85%   124,839   7.58      24.98    670.44    85.02    40.98    87.50    93.57
Rate/Term Refinance     48,272,300     9.73%   145,398   6.78      43.71    656.77    75.69    38.27    90.64    91.63
----------------------------------------------------------------------------------------------------------------------
TOTAL POOL             496,039,368   100.00%   141,604   7.26      27.21    644.40    79.22    39.96    89.86    95.17
----------------------------------------------------------------------------------------------------------------------

COLLATERAL TYPE - FIXED/FLOATING
--------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Lien Status      Total Balance        WA Loan    WAC   % Covered  WA FICO  WA LTV  WA DTI  % SFD/  % Owner  % Cashout  Index  Margin
             ---------------------    Balance              by                                 PUD      Occ       Refi
                   Amount     %[2]                     Mortgage
                                                         Ins.
------------------------------------------------------------------------------------------------------------------------------------

2/28 ARM      267,517,844    53.93%    153,923   7.35      25.29   629.01   81.40   40.78   89.69    95.26      59.72  6ML      5.80
3/27 ARM       29,761,925     6.00%    167,202   6.99      25.17   640.15   79.97   39.82   88.75    97.96      69.98  6ML      5.55
6MLIBOR ARM       952,616     0.19%    238,154   5.11      46.00   662.58   78.72   32.85   85.94   100.00      31.94  6ML      4.52
Fixed         197,806,983    39.88%    124,957   7.17      30.04   665.75   76.16   38.92   90.27    94.61      67.58  FIXED    0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL    496,039,368   100.00%    141,604   7.26      27.21   644.40   79.22   39.96   89.86    95.17      63.42           5.77
------------------------------------------------------------------------------------------------------------------------------------

LIEN STATUS
-----------

----------------------------------------------------------------------------------------------------------------------
Lien Status       Total Balance       WA Loan    WAC   % Covered   WA FICO  WA LTV  WA DTI  % SFD/  % Owner  % Cashout
              --------------------    Balance             by                                   PUD      Occ       Refi
                   Amount     %[2]                      Mortgage
                                                          Ins.
----------------------------------------------------------------------------------------------------------------------
First Lien    482,645,203    97.30%   153,269    7.16       27.97   643.11   78.66   40.16   89.87    95.04      64.73
Second Lien    13,394,165     2.70%    37,837   10.76        0.00   690.82   99.44   32.73   89.62   100.00      16.02
----------------------------------------------------------------------------------------------------------------------
TOTAL POOL    496,039,368   100.00%   141,604    7.26       27.21   644.40   79.22   39.96   89.86    95.17      63.42
----------------------------------------------------------------------------------------------------------------------

Appendix A

OCCUPANCY TYPE
--------------

-------------------------------------------------------------------------------------------------------------------------------
Occupancy Type             Total Balance      WA Loan     WAC    % Covered  WA.FICO  WA LTV  WA DTI  % SFD/  % Owner  % Cashout
                       --------------------                         by                                  PUD      Occ
                            Amount     %[2]   Balance            Mortgage
                                                                   Ins.
-------------------------------------------------------------------------------------------------------------------------------
Investment (Non-Owner
Occu                    19,222,043     3.88%   120,138    7.39       45.84   667.22   74.05   41.44   62.92     0.00      48.89
Investment (Owner
Occupied)                  206,012     0.04%   206,012    8.75        0.00   614.00   75.00   45.17    0.00     0.00     100.00
Primary                472,086,557    95.17%   142,711    7.25       26.15   643.28   79.46   39.91   91.15   100.00      64.23
Secondary Home           4,524,757     0.91%   133,081    7.69       60.10   664.85   76.30   37.57   73.35     0.00      38.58
-------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL             496,039,368   100.00%   141,604    7.26       27.21   644.40   79.22   39.96   89.86    95.17      63.42
-------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY
------------------

------------------------------------------------------------------------------------------------------------------------
Prepayment          Total Balance      WA Loan    WAC    % Covered   WA FICO  WA LTV  WA DTI   % SFD  % Owner  % Cashout
Charge Term      -------------------                        by                                 / PUD      Occ      Refi
At Origination       Amount     %[2]   Balance            Mortgage
                                                            Ins.
------------------------------------------------------------------------------------------------------------------------
0 Months        115,183,353    23.22%   126,575   7.73       25.70    645.27   80.09   39.22   88.39    95.25      61.35
24 Months       163,128,507    32.89%   152,314   7.27       23.67    635.71   80.91   40.81   90.86    95.71      57.32
36 Months        98,269,925    19.81%   141,396   7.20       28.65    642.36   79.12   39.65   87.95    95.35      66.61
60 Months       119,457,583    24.08%   144,447   6.83       32.33    657.08   76.15   39.77   91.48    94.21      71.10
TOTAL POOL      496,039,368   100.00%   141,604   7.26       27.21    644.40   79.22   39.96   89.86    95.17      63.42
------------------------------------------------------------------------------------------------------------------------
TOTAL POOL      474,984,721   100.00%   126,191   7.43        0.00    662.21   93.92   42.02   93.72    98.54      49.32
------------------------------------------------------------------------------------------------------------------------

SECTION 32 LOANS

--------------------------------------------------------------------------------------------------------------------------
                      Total Balance      WA Loan    WAC    % Covered   WA FICO  WA LTV  WA DTI   % SFD  % Owner  % Cashout
                   -------------------                        by                                 / PUD      Occ      Refi
                       Amount     %[2]   Balance            Mortgage
                                                              Ins.
--------------------------------------------------------------------------------------------------------------------------
Section 32 Loans                     0%
--------------------------------------------------------------------------------------------------------------------------
Total
--------------------------------------------------------------------------------------------------------------------------

GA, KY % & TOP 5 STATES     TOP 5 MSA                   TOP 5 ORIGINATORS           SERVICES
-----------------------     ---------                   -----------------           --------
State              %[2]     MSA                %[2]     Originator        %[2]      Servicer             %[2]
-----------------------     -----------------------     ----------------------      -------------------------
GA                 1.98%
------------------------    -----------------------     ----------------------      -------------------------
KY                 0.69%
-----------------------     -----------------------     ----------------------      -------------------------
CA                26.09%
-----------------------     -----------------------     ----------------------      -------------------------
FL                15.12%
-----------------------     -----------------------     ----------------------      -------------------------
OH                 4.08%
-----------------------     -----------------------     ----------------------
TX                 3.67%
-----------------------     -----------------------
NY                 3.50%
-----------------------

Appendix A

STRESS ANALYSIS
---------------

Rating Agency Base Case Loss Expectations

                      --------------------------------------------------------------------------------------------------------------
                      Standard & Poors: Analyst Name :                        Moody's: Analyst Name:
                      --------------------------------------------------------------------------------------------------------------
                      Foreclosure Frequency   Loss  Severity   Cum Losses     Foreclosure Frequency   Loss Severity   Cum Losses
------------------------------------------------------------------------------------------------------------------------------------
AA
------------------------------------------------------------------------------------------------------------------------------------
A
------------------------------------------------------------------------------------------------------------------------------------
A-
------------------------------------------------------------------------------------------------------------------------------------
BBB+
------------------------------------------------------------------------------------------------------------------------------------
BBB
------------------------------------------------------------------------------------------------------------------------------------
BBB-
------------------------------------------------------------------------------------------------------------------------------------
B
------------------------------------------------------------------------------------------------------------------------------------

Assuming forward LIBOR and Loss Severity depending on MI (see table on the side for Loss Severity assumption); 100% advance of P&I; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

------------------------------------------------------
Mortgage Insurance (MI) Coverage       Loss Severity %
------------------------------------------------------
None                                         50%
------------------------------------------------------
>70% Loans w/ >80 LTV down to 80%            45%
------------------------------------------------------
50 - 70% Loans w/ >80 LTV down to 80%        40%
------------------------------------------------------
50 - 70% Loans w/ >80 LTV down to 60%        35%
------------------------------------------------------
>70% LTV >80%         down to 60%            30%
------------------------------------------------------

               -----------------------------------------------------------------
                           Breakeven CDR                Cumulative Losses
--------------------------------------------------------------------------------
                   25 CPR     40 CPR     60 CPR     25 CPR     40 CPR     60 CPR
--------------------------------------------------------------------------------
AA
--------------------------------------------------------------------------------
A
--------------------------------------------------------------------------------
A-
--------------------------------------------------------------------------------
BB+
--------------------------------------------------------------------------------
BBB
--------------------------------------------------------------------------------
BBB-
--------------------------------------------------------------------------------

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

               -----------------------------------------------------------------
                     Multiple of Default Ramp            Cumulative Losses
--------------------------------------------------------------------------------
                   25 CPR     40 CPR     60 CPR     25 CPR     40 CPR     60 CPR
--------------------------------------------------------------------------------
     AA
--------------------------------------------------------------------------------
      A
--------------------------------------------------------------------------------
     A-
--------------------------------------------------------------------------------
     BB+
--------------------------------------------------------------------------------
     BBB
--------------------------------------------------------------------------------
    BBB-
--------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_FAHE031_PX - Price/Yield - M5

Balance              $ 4,109,000.00  Delay          0              Index          LIBOR_1MO|1.12  WAC          7.56789179 WAM    349
Coupon               4.62            Dated          11/14/2003     Mult / Margin  1 / 3.500       NET            7.057893 WALA     4
Settle               11/14/2003      First Payment  12/25/2003     Cap / Floor    9999 / 0
Price                             1              2              3              4               5            6              7
                        Disc Margin    Disc Margin    Disc Margin    Disc Margin     Disc Margin  Disc Margin    Disc Margin
             97-11+             368            388            402            415             425          431            442

                WAL           25.89           8.52           5.98           4.58            3.88         3.54           3.10
           Mod Durn          14.707          6.788          5.063          4.028           3.492        3.223          2.843

          LIBOR_1MO            1.12           1.12           1.12           1.12            1.12         1.12           1.12
          LIBOR_6MO            1.25           1.25           1.25           1.25            1.25         1.25           1.25
      Prepay (1ARM)           0 PPC         50 PPC         75 PPC        100 PPC         125 PPC      150 PPC        175 PPC
      Prepay (1FRM)           0 PPC         60 PPC         85 PPC        115 PPC         145 PPC      170 PPC        200 PPC
      Prepay (2ARM)           0 PPC         50 PPC         75 PPC        100 PPC         125 PPC      150 PPC        175 PPC
      Prepay (2FRM)           0 PPC         60 PPC         85 PPC        115 PPC         145 PPC      170 PPC        200 PPC
Optional Redemption        Call (Y)       Call (Y)       Call (Y)       Call (Y)        Call (Y)     Call (Y)       Call (Y)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                               BARCLAY'S ANALYSIS

Z_NFHE0304_MKT4 - Price/Yield - M-4
Balance                                      $15,000,000.00            Delay                     0
Coupon                                                                 Dated                     11/20/2003
Settle                                        11/20/2003               First Payment             12/25/2003
                                FRM Prepay                   100 PPC                    75 PPC                   125 PPC
                                ARM Prepay                   100 PPC                    75 PPC                   125 PPC
                                   Default                 8.773 CDR                 8.478 CDR                 9.104 CDR
                             Loss Severity                       40%                       40%                       40%
                         Servicer Advances                       60%                       60%                       60%
                           Liquidation Lag                        12                        12                        12
                                     LIBOR                      Flat                      Flat                      Flat
                                    Delinq                      100%                      100%                      100%
                       Optional Redemption                  Call (N)                  Call (N)                  Call (N)
                                       WAL                     14.73                     17.41                     12.58
                                  Mod Durn                     10.45                     11.74                      9.31
                       Principal Writedown          5,588.01 (0.04%)          3,676.62 (0.02%)          7,985.70 (0.05%)
       Total Collat Loss (Collat Maturity)    149,060,818.65 (9.94%)   188,479,729.52 (12.57%)    120,857,061.70 (8.06%)
Total Collat Liquidation (Collat Maturity)   369,547,774.67 (24.64%)   467,003,466.68 (31.13%)   299,739,035.81 (19.98%)


                                FRM Prepay   100 PPC for 24 175 PPC to 100 PPC over 12                    100 PPC
                                ARM Prepay   100 PPC for 24 175 PPC to 100 PPC over 12                     75 PPC
                                   Default                                   8.583 CDR                   6.02 CDR
                             Loss Severity                                         40%                        40%
                         Servicer Advances                                         60%                        60%
                           Liquidation Lag                                          12                         12
                                     LIBOR                                        Flat                    Forward
                                    Delinq                                        100%                       100%
                       Optional Redemption                                    Call (N)                   Call (N)
                                       WAL                                       14.49                      16.00
                                  Mod Durn                                       10.30                       9.41
                       Principal Writedown                            9,895.77 (0.07%)          19,179.67 (0.13%)
       Total Collat Loss (Collat Maturity)                      138,216,918.05 (9.21%)     109,836,191.91 (7.32%)
Total Collat Liquidation (Collat Maturity)                     342,690,997.38 (22.85%)    272,490,736.64 (18.17%)

                                FRM Prepay                    75 PPC                   125 PPC
                                ARM Prepay                   125 PPC                   100 PPC
                                   Default                 5.937 CDR                 6.153 CDR
                             Loss Severity                       40%                       40%
                         Servicer Advances                       60%                       60%
                           Liquidation Lag                        12                        12
                                     LIBOR                   Forward                   Forward
                                    Delinq                      100%                      100%
                       Optional Redemption                  Call (N)                  Call (N)
                                       WAL                     19.40                     13.37
                                  Mod Durn                     10.24                      8.58
                       Principal Writedown         12,839.60 (0.09%)         12,006.91 (0.08%)
       Total Collat Loss (Collat Maturity)    136,531,228.17 (9.10%)     92,010,666.30 (6.13%)
Total Collat Liquidation (Collat Maturity)   338,532,601.72 (22.57%)   228,332,422.29 (15.22%)

                                FRM Prepay    100 PPC for 24 175 PPC to 100 PPC over 12
                                ARM Prepay    100 PPC for 24 175 PPC to 100 PPC over 12
                                   Default                                    5.968 CDR
                             Loss Severity                                          40%
                         Servicer Advances                                          60%
                           Liquidation Lag                                           12
                                     LIBOR                                      Forward
                                    Delinq                                         100%
                       Optional Redemption                                     Call (N)
                                       WAL                                        15.67
                                  Mod Durn                                         9.33
                       Principal Writedown                             6,761.99 (0.05%)
       Total Collat Loss (Collat Maturity)                       102,459,408.53 (6.83%)
Total Collat Liquidation (Collat Maturity)                      254,195,296.97 (16.95%)

                               BARCLAY'S ANALYSIS

Z_NFHE0304_MKT4 - Price/Yield - M-5
Balance                                        $ 14,550,000.00          Delay
Coupon                                                                  Dated                    11/20/2003
Settle                                         11/20/2003               First Payment            12/25/2003
                                FRM Prepay                    100 PPC                   75 PPC                  125 PPC
                                ARM Prepay                    100 PPC                   75 PPC                  125 PPC
                                   Default                  7.994 CDR                8.505 CDR                7.502 CDR
                             Loss Severity                        40%                      40%                      40%
                         Servicer Advances                        60%                      60%                      60%
                           Liquidation Lag                         12                       12                       12
                                     LIBOR                       Flat                     Flat                     Flat
                                    Delinq                       100%                     100%                     100%
                       Optional Redemption                   Call (N)                 Call (N)                 Call (N)
                                       WAL                      15.18                    17.87                    12.99
                                   Mod Dum                      10.33                    11.51                     9.27
                       Principal Writedown          33,956.47 (0.23%)        37,518.43 (0.26%)        30,747.53 (0.21%)
       Total Collat Loss (Collat Maturity)     138,401,685.26 (9.23%)  179,298,090.31 (11.95%)   108,998,827.78 (7.27%)
Total Collat Liquidation (Collat Maturity)    343,098,381.34 (22.87%)  444,215.993.39 (29.61%)  270,313,979.71 (18.02%)


                                FRM Prepay    100 PPC for 24 175 PPC to 100 PPC over 12                   100 PPC
                                ARM Prepay    100 PPC for 24 175 PPC to 100 PPC over 12                   100 PPC
                                   Default                                    7.755 CDR                 5.399 CDR
                             Loss Severity                                          40%                       40%
                         Servicer Advances                                          60%                       60%
                           Liquidation Lag                                           12                        12
                                     LIBOR                                         Flat                   forward
                                    Delinq                                         100%                      100%
                       Optional Redemption                                     Call (N)                  Call (N)
                                       WAL                                        14.94                     16.39
                                   Mod Dum                                        10.21                      9.36
                       Principal Writedown                             5,602.45 (0.04%)          1,842.49 (0.01%)
       Total Collat Loss (Collat Maturity)                       127,270,142.49 (0.04%)    100,106,726.61 (6.67%)
Total Collat Liquidation (Collat Maturity)                      315,527,378.07 (21.04%)   248,339,680.84 (16.56%)

                                FRM Prepay                    75 PPC                  125 PPC
                                ARM Prepay                    75 PPC                  125 PPC
                                   Default                 5.376 CDR                5.338 CDR
                             Loss Severity                       40%                      40%
                         Servicer Advances                       60%                      60%
                           Liquidation Lag                        12                       12
                                     LIBOR                   forward                  forward
                                    Delinq                      100%                     100%
                       Optional Redemption                  Call (N)                 Call (N)
                                       WAL                     19.89                    13.76
                                   Mod Dum                     10.14                     8.58
                       Principal Writedown         28,241.18 (0.19%)        43,166.86 (0.30%)
       Total Collat Loss (Collat Maturity)    125,980,404.57 (8.40%)    81,170,238.67 (5.41%)
Total Collat Liquidation (Collat Maturity)   312,343,701.87 (20.82%)  201,422,449.95 (13.43%)

                                FRM Prepay   100 PPC for 24 175 PPC to 100 PPC over 12
                                ARM Prepay   100 PPC for 24 175 PPC to 100 PPC over 12
                                   Default                                    5.28 CDR
                             Loss Severity                                         40%
                         Servicer Advances                                         60%
                           Liquidation Lag                                          12
                                     LIBOR                                     forward
                                    Delinq                                        100%
                       Optional Redemption                                    Call (N)
                                       WAL                                       16.12
                                   Mod Dum                                        9.30
                       Principal Writedown                           47,245.29 (0.32%)
       Total Collat Loss (Collat Maturity)                       92,193,594.20 (6.15%)
Total Collat Liquidation (Collat Maturity)                     228,713,081.94 (15.25%)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_NFHE0304_MKT4 - Price/Yield - M-5

Greenwich Capital
Balance                                            $14,550,000.00            Delay                     0
                                                                             Dated                     11/20/2003
Settle                                             11/20/2003                First Payment             12/25/2003

                                          Prepay                   100 PPC                   100 PPC                   100 PPC
                                         Default      185.098 *Invesco_MDR      168.973 *Invesco_MDR       148.82 *Invesco_MDR
                                   Loss Severity                        40%                       40%                       40%
                               Servicer Advances                       100%                      100%                      100%
                                           LIBOR                   Forward                   Forward           Forward +150bps
                                        Triggers                      Fail                      Pass                      Fail

                                             WAL                     16.21                      5.06                     16.71
                                        Mod Durn                      9.32                      4.22                      8.79
                             Principal Writedown              741.29 (0.01%)            129.76 (0.00%)          1,140.58 (0.01%)
       Total Collat Group Loss (Collat Maturity)       94,815,791.01 (6.32%)     86,718,102.91 (5.78%)     76,578,759.49 (5.11%)
Total Collat Group Liquidation (Collat Maturity)     237,039,477.52 (15.80%)   216,795,257.27 (14.45%)   191,446,898.73 (12.76%)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

NFHE 03-4 - BREAKEVEN - Class M2                                         INVESCO

Balance                                            $60,000,000.00            Delay                     0                         344
Coupon                                             2.87                      Dated                     11/20/2003                  0
Settle                                             11/20/2003                First Payment             12/25/2003

                                          Prepay          100 PricingSpeed          100 PricingSpeed          100 PricingSpeed
                                         Default      282.819 *Invesco_MDR      282.819 *Invesco_MDR      233.388 *Invesco_MDR
                                   Loss Severity                        40%                       40%                       40%
                               Servicer Advances                       100%                      100%                      100%
                                           LIBOR                   Forward                   Forward           Forward +150bps
                                                                             Pass but BE Loss causes
                                        Triggers                      Fail           Trigger to Fail                      Fail

                                             WAL                     11.29                     11.29                     11.98
                                        Mod Durn                      8.18                      8.18                      7.91
                             Principal Writedown              261.87 (0.00%)            261.87 (0.00%)            566.41 (0.00%)
       Total Collat Group Loss (Collat Maturity)      143,302,524.27 (9.55%)    143,302,524.27 (9.55%)    118,931,494.27 (7.93%)
Total Collat Group Liquidation (Collat Maturity)     358,256,310.68 (23.88%)   358,256,310.68 (23.88%)   297,328,735.68 (19.82%)

Invesco MDR ramp (defaults begin in month 9 - ramp to 8% over 60 months - ramp an additional 1% over remaining 25yrs)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

NFHE0304 - Price/Yield - M-2

Balance              $60,000,000.00         Delay                   0                       Index LIBOR_1MO| WAC 7.35249064 WAM  344
                                            Dated                   11/20/2003                                                     0
                                                                                            Cap/
Settle               11/20/2003             First Payment           12/25/2003              Floor 999/0

                WAL                    6.04                    5.90                    5.86
           Mod Durn                    5.46                    5.34                    5.30
Principal Writedown            0.00 (0.00%)            0.00 (0.00%)      141,410.89 (0.24%)
  Total Collat Loss
  (Collat Maturity)   34,854,312.50 (2.32%)   82,151,656.03 (5.48%)  110,645,449.35 (7.38%)
              Total
 Collat Liquidation
  (Collat Maturity)  103,362,038.99 (6.89%) 243,624,920.64 (16.24%) 328,237,626.03 (21.88%)

         Shock(bps)
          LIBOR_1MO                    1.12                    1.12                    1.12
          LIBOR_6MO                   1.191                   1.191                   1.191
             Prepay                  34 CPR                  34 CPR                  34 CPR
       Default (1F)        7 *BONY_FRM_LOSS     16.5 *BONY_FRM_LOSS    23.75 *BONY_FRM_LOSS
      Loss Severity                  33.25%                  33.25%                  33.25%
  Servicer Advances                    100%                    100%                    100%
    Liquidation Lag                      12                      12                      12

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

NFHE0304 - Price/Yield - M-2

Balance              $60,000,000.00         Delay                   0                       Index LIBOR_1MO| WAC 7.352490638 WAM 344
                                            Dated                   11/20/2003                               NET   6.588491 WALA   0
Settle               11/20/2003             First Payment           12/25/2003

Price                Flat LIBOR                                   2                       3

                WAL                    9.04                    8.28                    9.46
           Mod Durn                    7.83                    7.25                    8.07
Principal Writedown            0.00 (0.00%)            0.00 (0.00%)      470,903.59 (0.78%)
  Total Collat Loss
  (Collat Maturity)   34,854,312.50 (2.32%)   82,156,593.75 (5.48%)  142,803,097.50 (9.52%)
              Total
 Collat Liquidation
  (Collat Maturity)  103,362,038.99 (6.89%) 243,639,091.94 (16.24%) 423,489,039.80 (28.23%)

         Shock(bps)
          LIBOR_1MO                    1.12                    1.12                    1.12
          LIBOR_6MO                   1.191                   1.191                   1.191
             Prepay                 100 PPC                 100 PPC                 100 PPC
       Default (1F)        7 *BONY_FRM_LOSS     16.5 *BONY_FRM_LOSS    28.68 *BONY_FRM_LOSS
      Loss Severity                  33.25%                  33.25%                  33.25%
  Servicer Advances                    100%                    100%                    100%
    Liquidation Lag                      12                      12                      12

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_NFHE0304_MKT4 - Price/Yield - M-1                          E-TRADE ANALYSIS

Balance                                            75,000,000.00                Delay                     0.00
Coupon                                                                          Dated                     11/20/2003
Settle                                             11/20/2003                   First Payment             12/25/2003

                                           Prepay                       25 CPR                    40 CPR                    60 CPR
                                          Default                   20.452 CDR                25.894 CDR                35.199 CDR
                                    Loss Severity                          30%                       30%                       30%
                                Servicer Advances                         100%                      100%                      100%
                                  Liquidation Lag                           12                        12                        12
                                            LIBOR                      Forward                   Forward                   Forward
                                         TRIGGERS                         FAIL                      FAIL                      FAIL
                              Optional Redemption                     Call (N)                  Call (N)                  Call (N)

                                              WAL                         7.83                      5.18                      3.32
                                         Mod Durn                         6.59                      4.68                      3.15
                              Principal Writedown             4,598.40 (0.01%)          1,192.28 (0.00%)            329.22 (0.00%)
              Total Collat Loss (Collat Maturity)      195,631,387.34 (13.04%)   165,232,824.28 (11.02%)    145,516,264.43 (9.70%)
       Total Collat Liquidation (Collat Maturity)      644,937,404.94 (43.00%)   544,828,599.26 (36.32%)   479,831,934.24 (31.99%)

Z_NFHE0304_MKT4 - Price/Yield - M-2                          E-TRADE ANALYSIS

Balance                                                          60,000,000.00  Delay                     0.00
Coupon                                                                          Dated                     11/20/2003
Settle                                             11/20/2003                   First Payment             12/25/2003

                                           Prepay                       25 CPR                    40 CPR                    60 CPR
                                          Default                   12.589 CDR                14.738 CDR                18.745 CDR
                                    Loss Severity                          30%                       30%                       30%
                                Servicer Advances                         100%                      100%                      100%
                                  Liquidation Lag                           12                        12                        12
                                            LIBOR                      Forward                   Forward                   Forward
                                         TRIGGERS                         FAIL                      FAIL                      FAIL
                              Optional Redemption                     Call (N)                  Call (N)                  Call (N)

                                              WAL                         9.82                      6.38                      3.96
                                         Mod Durn                         7.44                      5.38                      3.60
                              Principal Writedown             5,378.31 (0.01%)            481.18 (0.00%)          2,567.34 (0.00%)
              Total Collat Loss (Collat Maturity)       140,412,808.97 (9.36%)    106,595,503.37 (7.11%)     84,370,965.54 (5.62%)
       Total Collat Liquidation (Collat Maturity)      462,790,011.33 (30.85%)   351,464,944.50 (23.43%)   278,206,643.86 (18.55%)

Z_NFHE0304_MKT4 - Price/Yield - M-3                          E-TRADE ANALYSIS

Balance                                                          15,000,000.00  Delay                     0.00
Coupon                                                                          Dated                     11/20/2003
Settle                                             11/20/2003                   First Payment             12/25/2003

                                           Prepay                       25 CPR                    40 CPR                    60 CPR
                                          Default                   10.848 CDR                12.294 CDR                14.978 CDR
                                    Loss Severity                          30%                       30%                       30%
                                Servicer Advances                         100%                      100%                      100%
                                  Liquidation Lag                           12                        12                        12
                                            LIBOR                      Forward                   Forward                   Forward
                                         TRIGGERS                         FAIL                      FAIL                      FAIL
                              Optional Redemption                     Call (N)                  Call (N)                  Call (N)

                                              WAL                        13.48                      8.72                      5.34
                                         Mod Durn                         8.90                      6.69                      4.58
                              Principal Writedown             5,765.95 (0.04%)          2,820.71 (0.02%)          1,931.21 (0.01%)
              Total Collat Loss (Collat Maturity)       125,620,331.91 (8.37%)     91,624,421.58 (6.11%)     68,872,806.28 (4.59%)
       Total Collat Liquidation (Collat Maturity)      414,002,813.37 (27.60%)   302,097,439.82 (20.14%)   227,102,295.80 (15.14%)

Z_NFHE0304_MKT4 - Price/Yield - M-4                          E-TRADE ANALYSIS

Balance                                                          15,000,000.00  Delay                     0.00
Coupon                                                                          Dated                     11/20/2003
Settle                                             11/20/2003                   First Payment             12/25/2003

                                           Prepay                       25 CPR                    40 CPR                    60 CPR
                                          Default                    9.388 CDR                 9.993 CDR                11.423 CDR
                                    Loss Severity                          30%                       30%                       30%
                                Servicer Advances                         100%                      100%                      100%
                                  Liquidation Lag                           12                        12                        12
                                            LIBOR                      Forward                   Forward                   Forward
                                         TRIGGERS                         FAIL                      FAIL                      FAIL
                              Optional Redemption                     Call (N)                  Call (N)                  Call (N)

                                              WAL                        13.98                      9.05                      5.52
                                         Mod Durn                         8.59                      6.61                      4.56
                              Principal Writedown             6,765.04 (0.05%)          3,864.07 (0.03%)          1,978.72 (0.01%)
              Total Collat Loss (Collat Maturity)       112,315,280.06 (7.49%)     76,679,046.35 (5.11%)     53,633,362.59 (3.58%)
       Total Collat Liquidation (Collat Maturity)      370,125,766.83 (24.68%)   252,815,840.12 (16.85%)   176,851,186.85 (11.79%)

Z_NFHE0304_MKT4 - Price/Yield - M-5                          E-TRADE ANALYSIS

Balance                                                          14,550,000.00  Delay                     0.00
Coupon                                                                          Dated                     11/20/2003
Settle                                             11/20/2003                   First Payment             12/25/2003

                                           Prepay                       25 CPR                    40 CPR                    60 CPR
                                          Default                    8.407 CDR                 8.136 CDR                 8.346 CDR
                                    Loss Severity                          30%                       30%                       30%
                                Servicer Advances                         100%                      100%                      100%
                                  Liquidation Lag                           12                        12                        12
                                            LIBOR                      Forward                   Forward                   Forward
                                         TRIGGERS                         FAIL                      FAIL                      FAIL
                              Optional Redemption                     Call (N)                  Call (N)                  Call (N)

                                              WAL                        14.47                      9.41                      5.72
                                         Mod Durn                         8.57                      6.67                      4.63
                              Principal Writedown            34,123.39 (0.23%)          9,144.04 (0.06%)          7,856.75 (0.05%)
              Total Collat Loss (Collat Maturity)       102,868,976.76 (6.86%)     63,960,907.72 (4.26%)     39,922,245.65 (2.66%)
       Total Collat Liquidation (Collat Maturity)      338,976,957.58 (22.60%)   210,879,556.95 (14.06%)    131,639,768.35 (8.78%)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

NFHE 03-4 - GENERIC BREAKEVEN - Class M1

Balance                                            $75,000,000.00               Delay                     0
Coupon                                             1.87                         Dated                     11/20/2003
Settle                                             11/20/2003                   First Payment             12/25/2003

                                           Prepay             100 PricingSpeed          100 PricingSpeed          100 PricingSpeed
                                          Default                   53.936 CDR                23.832 CDR                15.162 CDR
                                    Loss Severity                          15%                       25%                       35%
                                Servicer Advances                         100%                      100%                      100%
                                  Liquidation Lag                           12                        12                        12
                                            LIBOR                      Forward                   Forward                   Forward
                                         Triggers                         Fail                      Fail                      Fail

                                              WAL                         4.53                      7.51                      9.01
                                         Mod Durn                         4.17                      6.33                      7.27
                              Principal Writedown                 5.19 (0.00%)          3,833.64 (0.01%)          6,353.73 (0.01%)
        Total Collat Group Loss (Collat Maturity)      166,681,454.85 (11.11%)   186,512,344.10 (12.43%)   195,994,349.29 (13.07%)
 Total Collat Group Liquidation (Collat Maturity)    1,099,018,735.23 (73.27%)   737,601,939.92 (49.17%)   553,423,925.52 (36.89%)

NFHE 03-4 - GENERIC BREAKEVEN - Class M2

Balance                                            $60,000,000.00               Delay                     0
Coupon                                             2.87                         Dated                     11/20/2003
Settle                                             11/20/2003                   First Payment             12/25/2003

                                           Prepay             100 PricingSpeed          100 PricingSpeed          100 PricingSpeed
                                          Default                   27.489 CDR                13.705 CDR                 9.221 CDR
                                    Loss Severity                          15%                       25%                       35%
                                Servicer Advances                         100%                      100%                      100%
                                  Liquidation Lag                           12                        12                        12
                                            LIBOR                      Forward                   Forward                   Forward
                                         Triggers                         Fail                      Fail                      Fail

                                              WAL                         7.40                      9.85                     11.00
                                         Mod Durn                         6.05                      7.39                      7.95
                              Principal Writedown             1,997.89 (0.00%)            952.01 (0.00%)          5,301.33 (0.01%)
        Total Collat Group Loss (Collat Maturity)       121,305,324.91 (8.09%)    130,499,423.23 (8.70%)    136,030,206.80 (9.07%)
 Total Collat Group Liquidation (Collat Maturity)      799,548,451.40 (53.30%)   515,832,499.25 (34.39%)   383,919,373.24 (25.59%)

NFHE 03-4 - GENERIC BREAKEVEN - Class M3

Balance                                            $15,000,000.00               Delay                     0
Coupon                                             3.27                         Dated                     11/20/2003
Settle                                             11/20/2003                   First Payment             12/25/2003

                                           Prepay             100 PricingSpeed          100 PricingSpeed          100 PricingSpeed
                                          Default                   22.576 CDR                 11.67 CDR                 7.976 CDR
                                    Loss Severity                          15%                       25%                       35%
                                Servicer Advances                         100%                      100%                      100%
                                  Liquidation Lag                           12                        12                        12
                                            LIBOR                      Forward                   Forward                   Forward
                                         Triggers                         Fail                      Fail                      Fail

                                              WAL                        10.55                     13.45                     14.75
                                         Mod Durn                         7.66                      8.84                      9.32
                              Principal Writedown             2,972.13 (0.02%)          6,492.80 (0.04%)          6,817.54 (0.05%)
        Total Collat Group Loss (Collat Maturity)       108,382,103.47 (7.23%)    116,200,850.51 (7.75%)    121,256,420.50 (8.08%)
 Total Collat Group Liquidation (Collat Maturity)      714,258,228.25 (47.62%)   459,241,567.76 (30.62%)   342,176,562.69 (22.81%)

NFHE 03-4 - GENERIC BREAKEVEN - Class M4

Balance                                            $15,000,000.00               Delay                     0
Coupon                                             4.37                         Dated                     11/20/2003
Settle                                             11/20/2003                   First Payment             12/25/2003

                                           Prepay             100 PricingSpeed          100 PricingSpeed          100 PricingSpeed
                                          Default                   18.694 CDR                 9.974 CDR                 6.909 CDR
                                    Loss Severity                          15%                       25%                       35%
                                Servicer Advances                         100%                      100%                      100%
                                  Liquidation Lag                           12                        12                        12
                                            LIBOR                      Forward                   Forward                   Forward
                                         Triggers                         Fail                      Fail                      Fail

                                              WAL                        11.47                     14.04                     15.18
                                         Mod Durn                         7.74                      8.64                      9.01
                              Principal Writedown             4,079.65 (0.03%)          7,071.96 (0.05%)          4,797.47 (0.03%)
        Total Collat Group Loss (Collat Maturity)        96,469,418.48 (6.43%)    103,249,157.67 (6.88%)    107,857,968.16 (7.19%)
 Total Collat Group Liquidation (Collat Maturity)      635,645,640.91 (42.38%)   407,992,211.17 (27.20%)   304,327,774.24 (20.29%)

NFHE 03-4 - GENERIC BREAKEVEN - Class M5

Balance                                            $14,550,000.00               Delay                     0
Coupon                                             4.87                         Dated                     11/20/2003
Settle                                             11/20/2003                   First Payment             12/25/2003

                                           Prepay             100 PricingSpeed          100 PricingSpeed          100 PricingSpeed
                                          Default                     16.2 CDR                 8.827 CDR                 6.189 CDR
                                    Loss Severity                          15%                       25%                       35%
                                Servicer Advances                         100%                      100%                      100%
                                  Liquidation Lag                           12                        12                        12
                                            LIBOR                      Forward                   Forward                   Forward
                                         Triggers                         Fail                      Fail                      Fail
                                              WAL                        12.53                     15.01                     16.07

                                         Mod Durn                         8.01                      8.78                      9.09
                              Principal Writedown             1,671.31 (0.01%)         27,025.84 (0.19%)         56,808.80 (0.39%)
        Total Collat Group Loss (Collat Maturity)        87,836,735.06 (5.86%)     93,893,112.05 (6.26%)     98,402,366.29 (6.56%)
 Total Collat Group Liquidation (Collat Maturity)      578,685,953.95 (38.58%)   370,978,080.63 (24.73%)   277,621,975.96 (18.51%)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

NFHE 03-4 - GENERIC BREAKEVEN - Price/Yield - M-1

Balance                                      $75,000,000.00

Settle                                       11/20/2003                  First Payment             12/25/2003

                                    Prepay                     100 PPC                   100 PPC                   100 PPC
                                   Default                  53.939 CDR                24.456 CDR                15.587 CDR
                             Loss Severity                         15%                       25%                       35%
                         Servicer Advances                    100% PPC                  100% PPC                  100% PPC
                           Liquidation Lag                          12                        12                        12
                                  Triggers                        Fail                      Fail                      Fail
                                     LIBOR                     Forward                   Forward                   Forward

                                       WAL                        4.53                      7.41                      8.92
                                  Mod Durn                        4.10                      6.22                      7.17
                       Principal Writedown            1,452.44 (0.00%)          1,675.68 (0.00%)          8,301.29 (0.01%)
       Total Collat Loss (Collat Maturity)     166,685,157.20 (11.11%)   189,303,668.59 (12.62%)   199,687,353.73 (13.31%)
Total Collat Liquidation (Collat Maturity)   1,099,043,167.64 (73.27%)   748,576,855.87 (49.91%)   563,799,098.40 (37.59%)

NFHE 03-4 - GENERIC BREAKEVEN - Price/Yield - M-2

Balance                                      $60,000,000.00

Settle                                       11/20/2003                  First Payment             12/25/2003

                                    Prepay                     100 PPC                   100 PPC                   100 PPC
                                   Default                  27.646 CDR                14.397 CDR                 9.683 CDR
                             Loss Severity                         15%                       25%                       35%
                         Servicer Advances                    100% PPC                  100% PPC                  100% PPC
                           Liquidation Lag                          12                        12                        12
                                  Triggers                        Fail                      Fail                      Fail
                                     LIBOR                     Forward                   Forward                   Forward

                                       WAL                        7.42                      9.78                     10.96
                                  Mod Durn                        5.97                      7.31                      7.90
                       Principal Writedown           10,412.79 (0.02%)          5,887.29 (0.01%)          7,574.99 (0.01%)
       Total Collat Loss (Collat Maturity)      121,684,635.14 (8.11%)    135,057,068.53 (9.00%)    141,260,239.67 (9.42%)
Total Collat Liquidation (Collat Maturity)     802,051,891.13 (53.47%)   533,808,359.85 (35.59%)   398,647,763.87 (26.58%)

NFHE 03-4 - GENERIC BREAKEVEN - Price/Yield - M-3

Balance                                      $15,000,000.00

Settle                                       11/20/2003                  First Payment             12/25/2003

                                    Prepay                     100 PPC                   100 PPC                   100 PPC
                                   Default                  22.893 CDR                12.356 CDR                 8.442 CDR
                             Loss Severity                         15%                       25%                       35%
                         Servicer Advances                    100% PPC                  100% PPC                  100% PPC
                           Liquidation Lag                          12                        12                        12
                                  Triggers                        Fail                      Fail                      Fail
                                     LIBOR                     Forward                   Forward                   Forward

                                       WAL                       10.69                     13.58                     14.98
                                  Mod Durn                        7.63                      8.87                      9.38
                       Principal Writedown            2,222.22 (0.01%)            765.17 (0.01%)         10,582.99 (0.07%)
       Total Collat Loss (Collat Maturity)      109,282,951.33 (7.29%)    121,139,452.32 (8.08%)    126,860,089.72 (8.46%)
Total Collat Liquidation (Collat Maturity)     720,203,374.77 (48.01%)   478,726,805.15 (31.92%)   357,962,143.24 (23.86%)

NFHE 03-4 - GENERIC BREAKEVEN - Price/Yield - M-4

Balance                                      $15,000,000.00

Settle                                       11/20/2003                  First Payment             12/25/2003

                                    Prepay                     100 PPC                   100 PPC                   100 PPC
                                   Default                  18.983 CDR                10.652 CDR                 7.384 CDR
                             Loss Severity                         15%                       25%                       35%
                         Servicer Advances                    100% PPC                  100% PPC                  100% PPC
                           Liquidation Lag                          12                        12                        12
                                  Triggers                        Fail                      Fail                      Fail
                                     LIBOR                     Forward                   Forward                   Forward

                                       WAL                       11.68                     14.19                     15.42
                                  Mod Durn                        7.72                      8.64                      9.03
                       Principal Writedown           24,633.91 (0.16%)          4,407.50 (0.03%)          7,292.00 (0.05%)
       Total Collat Loss (Collat Maturity)       97,416,715.24 (6.49%)    108,523,944.91 (7.23%)    113,881,881.44 (7.59%)
Total Collat Liquidation (Collat Maturity)     641,896,499.20 (42.79%)   428,808,722.28 (28.59%)   321,301,495.20 (21.42%)

NFHE 03-4 - GENERIC BREAKEVEN - Price/Yield - M-5

Balance                                      $14,550,000.00

Settle                                       11/20/2003                  First Payment             12/25/2003

                                    Prepay                     100 PPC                   100 PPC                   100 PPC
                                   Default                  16.311 CDR                9.4155 CDR                 6.598 CDR
                             Loss Severity                         15%                       25%                       35%
                         Servicer Advances                    100% PPC                  100% PPC                  100% PPC
                           Liquidation Lag                          12                        12                        12
                                  Triggers                        Fail                      Fail                      Fail
                                     LIBOR                     Forward                   Forward                   Forward

                                       WAL                       12.51                     14.78                     15.87
                                  Mod Durn                        7.92                      8.68                      9.01
                       Principal Writedown           12,310.06 (0.08%)         16,803.85 (0.12%)          6,761.41 (0.05%)
       Total Collat Loss (Collat Maturity)       88,239,361.27 (5.88%)     98,734,114.76 (6.58%)    103,789,172.22 (6.92%)
Total Collat Liquidation (Collat Maturity)     581,342,356.56 (38.76%)   390,079,099.51 (26.01%)   292,797,038.29 (19.52%)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_NFHE0304_MKT4 - Price/Yield - M-4                HBK ANALYSIS
Balance              $15,000,000.00           Delay                   0
Coupon                                        Dated                   11/20/2003
Settle               11/20/2003               First Payment           12/25/2003

             Prepay         100 PricingSpeed        100 PricingSpeed         100 PricingSpeed         100 PricingSpeed
            Default                 6.92 CDR               2.914 CDR                  4.3 CDR                5.884 CDR
      Loss Severity                      50%                     50%                      50%                      50%
  Servicer Advances                     100%                    100%                     100%                     100%
    Liquidation Lag                        0                       0                        0                        6
              LIBOR                      FWD               FWD + 300        FWD 6 then up 200                      FWD
           TRIGGERS                     FAIL                    FAIL                     FAIL                     FAIL
Optional Redemption                 Call (N)                Call (N)                 Call (N)                 Call (N)

                WAL                    15.39                   17.44                    16.70                    15.93
           Mod Durn                     9.16                    8.46                     8.76                     9.33
Principal Writedown         2,056.92 (0.01%)       15,547.53 (0.10%)         9,989.68 (0.07%)         4,089.08 (0.03%)
  Total Collat Loss
  (Collat Maturity)  154,264,312.72 (10.28%)   72,359,063.84 (4.82%)   102,753,908.34 (6.85%)   134,675,037.57 (8.98%)
       Total Collat
        Liquidation
  (Collat Maturity)  308,528,625.43 (20.57%)  144,718,127.68 (9.65%)  205,507,816.67 (13.70%)  267,651,181.56 (17.84%)

Z_NFHE0304_MKT4 - Price/Yield - M-5                HBK ANALYSIS
Balance              $14,550,000.00           Delay                   0
Coupon                                        Dated                   11/20/2003
Settle               11/20/2003               First Payment           12/25/2003

             Prepay         100 PricingSpeed        100 PricingSpeed         100 PricingSpeed         100 PricingSpeed
            Default                6.151 CDR               2.399 CDR                 3.73 CDR                5.277 CDR
      Loss Severity                      50%                     50%                      50%                      50%
  Servicer Advances                     100%                    100%                     100%                     100%
    Liquidation Lag                        0                       0                        0                        6
              LIBOR                      FWD               FWD + 300        FWD 6 then up 200                      FWD
           TRIGGERS                     FAIL                    FAIL                     FAIL                     FAIL
Optional Redemption                 Call (N)                Call (N)                 Call (N)                 Call (N)

                WAL                    15.88                   17.83                    17.10                    16.35
           Mod Durn                     9.15                    8.38                     8.70                     9.28
Principal Writedown        35,422.28 (0.24%)       84,090.82 (0.58%)         1,945.00 (0.01%)        18,230.08 (0.13%)
  Total Collat Loss
  (Collat Maturity)   139,829,519.93 (9.32%)   60,444,231.68 (4.03%)    90,526,980.31 (6.04%)   122,707,191.45 (8.18%)
       Total Collat
        Liquidation
  (Collat Maturity)  279,659,039.86 (18.64%)  120,888,463.36 (8.06%)  181,053,960.62 (12.07%)  243,856,075.85 (16.26%)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

NFHE 03-4 - BREAKEVEN - Class M4                                    HBK

Balance                         $15,000,000.00            Delay                    0
Coupon                          4.37                      Dated                    11/20/2003
Settle                          11/20/2003                First Payment            12/25/2003

                        Prepay          100 PricingSpeed         100 PricingSpeed         100 PricingSpeed         100 PricingSpeed
                       Default                 6.822 CDR                2.763 CDR                4.173 CDR                5.809 CDR
                 Loss Severity                       50%                      50%                      50%                      50%
             Servicer Advances                      100%                     100%                     100%                     100%
                         LIBOR                   Forward            Forward + 300  Forward for 6 then +200                  Forward
                        Delinq                      100%                     100%                     100%                     100%

                           WAL                     14.99                    16.73                    16.13                    15.53
                      Mod Durn                      9.04                     8.31                     8.61                     9.21
           Principal Writedown          1,857.22 (0.01%)         5,197.46 (0.03%)        16,757.58 (0.11%)         5,285.36 (0.04%)
       Total Collat Group Loss
             (Collat Maturity)   152,455,933.85 (10.16%)    68,901,454.04 (4.59%)   100,062,405.96 (6.67%)   133,216,694.64 (8.88%)
Total Collat Group Liquidation
             (Collat Maturity)   304,911,867.69 (20.33%)   137,802,908.08 (9.19%)  200,124,811.93 (13.34%)  264,751,532.98 (17.65%)

NFHE 03-4 - BREAKEVEN - Class M5                                    HBK

Balance                         $14,550,000.00            Delay                    0
Coupon                          4.87                      Dated                    11/20/2003
Settle                          11/20/2003                First Payment            12/25/2003

                        Prepay          100 PricingSpeed         100 PricingSpeed         100 PricingSpeed         100 PricingSpeed
                       Default                 6.121 CDR                2.344 CDR                3.688 CDR                5.253 CDR
                 Loss Severity                       50%                      50%                      50%                      50%
             Servicer Advances                      100%                     100%                     100%                     100%
                         LIBOR                   Forward            Forward + 300  Forward for 6 then +200                  Forward
                        Delinq                      100%                     100%                     100%                     100%

                           WAL                     15.89                    17.86                    17.14                    16.35
                      Mod Durn                      9.12                     8.36                     8.67                     9.25
           Principal Writedown         41,043.20 (0.28%)        85,840.89 (0.59%)        52,965.55 (0.36%)        21,131.04 (0.15%)
       Total Collat Group Loss
             (Collat Maturity)    139,254,827.77 (9.28%)    59,151,074.93 (3.94%)    89,610,890.68 (5.97%)   122,226,147.37 (8.15%)
Total Collat Group Liquidation
             (Collat Maturity)   278,509,655.53 (18.57%)   118,302,149.86 (7.89%)  179,221,781.35 (11.95%)  242,899,675.69 (16.19%)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_NFHE0304_MKT4 - Price/Yield - M-3        RABBO ANALYSIS

Balance                              $15,000,000.00          Delay                   0
Coupon                                                       Dated                   11/20/2003
Settle                               11/20/2003              First Payment           12/25/2003

Price
                         FRM Prepay                   85 PPC                 120 PPC                 150 PPC                  85 PPC
                         ARM Prepay      75*RABBO_ARM_PREPAY    100*RABBO_ARM_PREPAY    135*RABBO_ARM_PREPAY     75*RABBO_ARM_PREPAY
                            Default                8.257 CDR               8.639 CDR               8.937 CDR               6.734 CDR
                      Loss Severity                      35%                     35%                     35%                     35%
                  Servicer Advances                     100%                    100%                    100%                    100%
                    Liquidation Lag                       12                      12                      12                      12
                              LIBOR            Forward LIBOR           Forward LIBOR           Forward LIBOR        Flat 12 Plus 400
                             Delinq                     100%                    100%                    100%                    100%
                Optional Redemption                 Call (N)                Call (N)                Call (N)                Call (N)

                                WAL                    17.40                   13.78                   11.01                   18.20
                           Mod Durn                    10.26                    9.05                    7.90                   10.22
                Principal Writedown         9,160.87 (0.06%)        3,463.79 (0.02%)        4,660.21 (0.03%)       30,584.62 (0.20%)
Total Collat Loss (Collat Maturity)  152,492,888.12 (10.17%)  126,222,211.86 (8.41%)  104,853,648.12 (6.99%)  130,122,754.63 (8.67%)
   Total Collat Liquidation (Collat
                          Maturity)  430,225,691.15 (28.68%) 356,400,718.68 (23.76%) 296,113,915.70 (19.74%) 367,007,667.69 (24.47%)

Price
                         FRM Prepay                  120 PPC                 150 PPC                  85 PPC                 120 PPC
                         ARM Prepay     100*RABBO_ARM_PREPAY    135*RABBO_ARM_PREPAY     75*RABBO_ARM_PREPAY    100*RABBO_ARM_PREPAY
                            Default                 6.79 CDR               6.775 CDR               5.063 CDR               5.316 CDR
                      Loss Severity                      35%                     35%                     35%                     55%
                  Servicer Advances                     100%                    100%                    100%                    100%
                    Liquidation Lag                       12                      12                      12                      12
                              LIBOR         Flat 12 Plus 400        Flat 12 Plus 400           Forward LIBOR           Forward LIBOR
                             Delinq                     100%                    100%                    100%                    100%
                Optional Redemption                 Call (N)                Call (N)                Call (N)                Call (N)

                                WAL                    14.44                   11.53                   19.10                   14.95
                           Mod Durn                     9.02                    7.88                   10.73                    9.47
                Principal Writedown         1,482.65 (0.01%)        5,924.55 (0.04%)       51,732.43 (0.34%)        38,726.41(0.26%)
Total Collat Loss (Collat Maturity)   103,315,314.84 (6.89%)   82,284,670.24 (5.49%) 161,982,626.95 (10.80%)   131,432,508.53(8.76%)
   Total Collat Liquidation (Collat
                          Maturity)  291,696,393.64 (19.45%) 232,379,378.67 (15.49%) 290,648,222.36 (19.38%)  236,101,059.60(15.74%)

Price
                         FRM Prepay                  150 PPC                  85 PPC                 120 PPC                 150 PPC
                         ARM Prepay     135*RABBO_ARM_PREPAY     75*RABBO_ARM_PREPAY    100*RABBO_ARM_PREPAY    135*RABBO_ARM_PREPAY
                            Default                5.501 CDR               4.215 CDR               4.246 CDR              4.222 CDR
                      Loss Severity                      55%                     55%                     55%                     55%
                  Servicer Advances                     100%                    100%                    100%                    100%
                    Liquidation Lag                       12                      12                      12                      12
                              LIBOR            Forward LIBOR        Flat 12 Plus 400        Flat 12 Plus 400        Flat 12 Plus 400
                             Delinq                     100%                    100%                    100%                     100
                Optional Redemption                 Call (N)                Call (N)                Call (N)                Call (N)

                                WAL                    11.78                   19.59                   15.38                   12.14
                           Mod Durn                     8.26                   10.60                    9.34                    8.14
                Principal Writedown         7,956.14 (0.05%)       45,143.83 (0.30%)       42,851.77 (0.29%)       10,562.76 (0.07%)
Total Collat Loss (Collat Maturity)   107,200,143.75 (7.15%)  138,582,238.36 (9.24%)  107,650,169.61 (7.18%)   84,076,222.72 (5.61%)
   Total Collat Liquidation (Collat
                          Maturity)  192,623,008.44 (12.84%) 248,597,318.32 (16.57%) 193,366,341.89 (12.89%) 151,077,040.03 (10.07%)

Z_NFHE0304_MKT4 - Price/Yield- M-4        RABBO ANALYSIS

Balance                              $15,000,000.00          Delay                   0
Coupon                                                       Dated                   11/20/2003
Settle                               11/20/2003              First Payment           12/25/2003

Price
                         FRM Prepay                   85 PPC                 120 PPC                 150 PPC                  85 PPC
                         ARM Prepay      75*RABBO_ARM_PREPAY    100*RABBO_ARM_PREPAY    135*RABBO_ARM_PREPAY     75*RABBO_ARM_PREPAY
                            Default                7.404 CDR               7.501 CDR               7.504 CDR               5.862 CDR
                      Loss Severity                      35%                     35%                     35%                     55%
                  Servicer Advances                     100%                    100%                    100%                    100%
                    Liquidation Lag                       12                      12                      12                      12
                              LIBOR            Forward LIBOR           Forward LIBOR           Forward LIBOR        Flat 12 Plus 400
                             Delinq                     100%                    100%                    100%                    100%
                Optional Redemption                 Call (N)                Call (N)                Call (N)                Call (N)

                                WAL                    17.85                   14.19                   11.35                   18.68
                           Mod Durn                     9.76                    8.72                    7.72                    9.64
                Principal Writedown        19,419.59 (0.13%)        3,066.67 (0.02%)          292.15 (0.02%)        7,215.59 (0.00%)
Total Collat Loss (Collat Maturity)   140,222,379.32 (9.35%)  112,338,441.68 (7.49%)   90,062,034.90 (6.00%)  116,355,944.66 (7.76%)
   Total Collat Liquidation (Collat
                          Maturity)  395,552,054.80 (26.37%) 317,172,714.60 (21.14%) 254,325,847.43 (16.96%) 328,120,553.98 (21.87%)

Price
                         FRM Prepay                  120 PPC                 150 PPC                  85 PPC                 120 PPC
                         ARM Prepay     100*RABBO_ARM_PREPAY    135*RABBO_ARM_PREPAY     75*RABBO_ARM_PREPAY    100*RABBO_ARM_PREPAY
                            Default                5.689 CDR               5.446 CDR               4.597 CDR               4.661 CDR
                      Loss Severity                      35%                     35%                     55%                     55%
                  Servicer Advances                     100%                    100%                    100%                    100%
                    Liquidation Lag                       12                      12                      12                      12
                              LIBOR         Flat 12 Plus 400        Flat 12 Plus 400           Forward LIBOR           Forward LIBOR
                             Delinq                     100%                    100%                    100%                    100%
                Optional Redemption                 Call (N)                Call (N)                Call (N)                Call (N)

                                WAL                    14.86                   11.87                   19.37                   15.21
                           Mod Durn                     8.65                    7.69                   10.11                    9.05
                Principal Writedown         3,246.97 (0.02%)        5,705.20 (0.04%)       21,839.52 (0.15%)       16,248.27 (0.11%)
Total Collat Loss (Collat Maturity)    88,747,655.66 (5.92%)   67,605,669.73 (4.51%)  149,298,893.16 (9.95%)  117,012,684.33 (7.80%)
   Total Collat Liquidation (Collat
                          Maturity)  250,541,732.49 (16.70%) 190,911,630.52 (12.73%) 267,862,098.79 (17.86%) 210,185,027.68 (14.01%)

Price
                         FRM Prepay                  150 PPC                  85 PPC                 120 PPC                 150 PPC
                         ARM Prepay     135*RABBO_ARM_PREPAY     75*RABBO_ARM_PREPAY    100*RABBO_ARM_PREPAY    135*RABBO_ARM_PREPAY
                            Default                4.659 CDR               3.715 CDR               3.588 CDR               3.419 CDR
                      Loss Severity                      55%                     55%                     55%                     55%
                  Servicer Advances                     100%                    100%                    100%                    100%
                    Liquidation Lag                       12                      12                      12                      12
                              LIBOR            Forward LIBOR        Flat 12 Plus 400        Flat 12 Plus 400        Flat 12 Plus 400
                             Delinq                     100%                    100%                    100%                     100
                Optional Redemption                 Call (N)                Call (N)                Call (N)                Call (N)

                                WAL                    12.01                   19.88                   15.64                   12.37
                           Mod Durn                     8.00                    9.90                    8.88                    7.88
                Principal Writedown         7,155.77 (0.05%)       12,752.60 (0.09%)         9,094.05(0.06%)         7,008.60(0.05%)
Total Collat Loss (Collat Maturity)    92,082,744.38 (6.14%)  124,177,911.15 (8.28%)    92,410,962.54(6.16%)    69,030,728.82(4.60%)
   Total Collat Liquidation (Collat
                          Maturity)  165,451,989.03 (11.03%) 222,729,546.79 (14.85%)  165,981,006.57(11.07%)   124,035,807.88(8.27%)


Z_NFHE0304_MKT4 - Price/Yield - M-5       RABBO ANALYSIS

Balance                              $14,550,000.00          Delay                   0
Coupon                                                       Dated                   11/20/2003
Settle                               11/20/2003              First Payment           12/25/2003

Price
                         FRM Prepay                   85 PPC                 120 PPC                 150 PPC                  85 PPC
                         ARM Prepay      75*RABBO_ARM_PREPAY    100*RABBO_ARM_PREPAY    135*RABBO_ARM_PREPAY     75*RABBO_ARM_PREPAY
                            Default                6.827 CDR               6.658 CDR               6.331 CDR               5.372 CDR
                      Loss Severity                      35%                     35%                     35%                     55%
                  Servicer Advances                     100%                    100%                    100%                    100%
                    Liquidation Lag                       12                      12                      12                      12
                              LIBOR            Forward LIBOR           Forward LIBOR           Forward LIBOR        Flat 12 Plus 400
                             Delinq                     100%                    100%                    100%                    100%
                Optional Redemption                 Call (N)                Call (N)                Call (N)                Call (N)

                                WAL                    18.30                   14.61                   11.74                   19.09
                           Mod Durn                     9.67                    8.70                    7.76                    9.54
                Principal Writedown         9,399.85 (0.06%)        5,525.25 (0.04%)       27,835.01 (0.19%)       15,266.67 (0.10%)
Total Collat Loss (Collat Maturity)   131,560,047.37 (8.77%)  101,598,414.71 (6.77%)   77,442,615.02 (5.16%)  108,284,454.43 (7.22%)
   Total Collat Liquidation (Collat
                          Maturity)  371,079,006.40 (24.74%) 286,830,890.34 (19.12%) 218,678,039.17 (14.58%) 305,326,606.02 (20.36%)

Price
                         FRM Prepay                  120 PPC                 150 PPC                  85 PPC                 120 PPC
                         ARM Prepay     100*RABBO_ARM_PREPAY    135*RABBO_ARM_PREPAY     75*RABBO_ARM_PREPAY    100*RABBO_ARM_PREPAY
                            Default                4.958 CDR               4.431 CDR               4.277 CDR               4.182 CDR
                      Loss Severity                      35%                     35%                     35%                     55%
                  Servicer Advances                     100%                    100%                    100%                    100%
                    Liquidation Lag                       12                      12                      12                      12
                              LIBOR         Flat 12 Plus 400        Flat 12 Plus 400           Forward LIBOR           Forward LIBOR
                             Delinq                     100%                    100%                    100%                    100%
                Optional Redemption                 Call (N)                Call (N)                Call (N)                Call (N)

                                WAL                    15.27                   12.23                   19.73                   15.55
                           Mod Durn                     8.62                    7.70                    9.98                    8.98
                Principal Writedown        50,156.30 (0.34%)       34,038.28 (0.23%)       69,185.94 (0.48%)       82,829.92 (0.57%)
Total Collat Loss (Collat Maturity)    78,663,065.82 (5.24%)   55,952,369.24 (3.73%)  140,363,422.52 (9.36%)  106,183,521.89 (7.08%)
   Total Collat Liquidation (Collat
                          Maturity)  222,056,313.48 (14.80%) 157,995,057.36 (10.53%) 251,812,199.09 (16.79%) 190,724,183.07 (12.71%)

Price
                         FRM Prepay                  150 PPC                  85 PPC                 120 PPC                150 PPC
                         ARM Prepay     135*RABBO_ARM_PREPAY     75*RABBO_ARM_PREPAY    100*RABBO_ARM_PREPAY    135*RABBO_ARM_PREPAY
                            Default                3.963 CDR               3.437 CDR               3.156 CDR               2.804 CDR
                      Loss Severity                      55%                     55%                     55%                     55%
                  Servicer Advances                     100%                    100%                    100%                    100%
                    Liquidation Lag                       12                      12                      12                      12
                              LIBOR            Forward LIBOR        Flat 12 Plus 400        Flat 12 Plus 400        Flat 12 Plus 400
                             Delinq                     100%                    100%                    100%                     100
                Optional Redemption                 Call (N)                Call (N)                Call (N)                Call (N)

                                WAL                    12.30                   20.23                   15.95                   12.63
                           Mod Durn                     7.98                    9.76                    8.81                    7.85
                Principal Writedown        12,349.03 (0.08%)      111,104.64 (0.76%)       22,211.52 (0.15%)        5,404.78 (0.04%)
Total Collat Loss (Collat Maturity)    79,259,625.95 (5.28%)  115,958,655.07 (7.73%)   82,140,320.61 (5.48%)   57,222,997.08 (3.81%)
   Total Collat Liquidation (Collat
                          Maturity)   142,406,294.32 (9.49%) 207,971,885.04 (13.86%)  147,526,417.53 (9.84%)  102,815,508.30 (6.85%)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_NFHE0304_MKT4 - Price/Yield - M-5                                    SSRM Scenarios

Balance              $14,550,000.00                                    Delay                     0
Coupon               4.87                                              Dated                     11/20/2003
Settle               11/20/2003                                        First Payment             12/25/2003

             Prepay          50 PricingSpeed         100 PricingSpeed          150 PricingSpeed          200 PricingSpeed
            Default               10.537 CDR               10.414 CDR                10.338 CDR                10.275 CDR
      Loss Severity                      40%                      40%                       40%                       40%
  Servicer Advances                     100%                     100%                      100%                      100%
              LIBOR                     Flat                     Flat                      Flat                      Flat
           Triggers                     Fail                     Fail                      Fail                      Fail

                WAL                    20.05                    13.98                     10.26                      7.86
           Mod Durn                    12.37                     9.76                      7.80                      6.34
Principal Writedown        71,359.73 (0.49%)        17,660.21 (0.12%)              0.00 (0.00%)          8,181.35 (0.06%)
  Total Collat Loss  263,298,769.89 (17.55%)  170,278,977.46 (11.35%)    121,634,581.26 (8.11%)     91,564,678.43 (6.10%)
       Total Collat
        Liquidation  658,246,924.72 (43.88%)  425,697,443.64 (28.38%)   304,086,453.15 (20.27%)   228,911,696.07 (15.26%)


             Prepay          50 PricingSpeed         100 PricingSpeed          150 PricingSpeed          200 PricingSpeed
            Default                6.696 CDR                7.781 CDR                 9.014 CDR                 9.871 CDR
      Loss Severity                      40%                      40%                       40%                       40%
  Servicer Advances                     100%                     100%                      100%                      100%
              LIBOR                      FWD                      FWD                       FWD                       FWD
           Triggers                     Fail                     Fail                      Fail                      Fail

                WAL                    23.09                    15.17                     10.60                      7.92
           Mod Durn                    10.54                     8.94                      7.32                      6.02
Principal Writedown         5,042.17 (0.03%)        20,794.54 (0.14%)          5,134.88 (0.04%)         16,906.00 (0.12%)
  Total Collat Loss  196,657,848.91 (13.11%)   135,821,366.30 (9.05%)    108,339,900.01 (7.22%)     88,359,520.44 (5.89%)
       Total Collat
        Liquidation  491,644,622.28 (32.78%)  339,553,415.76 (22.64%)   270,849,750.03 (18.06%)   220,898,801.11 (14.73%)

             Prepay          50 PricingSpeed         100 PricingSpeed          150 PricingSpeed          200 PricingSpeed
            Default                 4.45 CDR                4.708 CDR                 5.487 CDR                  6.52 CDR
      Loss Severity                      40%                      40%                       40%                       40%
  Servicer Advances                     100%                     100%                      100%                      100%
              LIBOR                FWD + 200                FWD + 200                 FWD + 200                 FWD + 200
           Triggers                     Fail                     Fail                      Fail                      Fail

                WAL                    24.82                    16.65                     11.52                      8.42
           Mod Durn                     9.60                     8.51                      7.16                      5.91
Principal Writedown       102,500.72 (0.70%)        47,878.83 (0.33%)         16,068.58 (0.11%)          5,628.75 (0.04%)
  Total Collat Loss   145,099,069.56 (9.67%)    89,021,529.96 (5.93%)     69,822,420.11 (4.65%)     60,475,772.40 (4.03%)
       Total Collat
        Liquidation  362,747,673.90 (24.18%)  222,553,824.90 (14.84%)   174,556,050.28 (11.64%)   151,189,431.00 (10.08%)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_NFHE0304_MKT4 - Price/Yield - M-2

Balance                       $  60,000,000.00         Delay          0
Coupon                                                 Dated          11/20/2003
Settle                        11/20/2003               First Payment  12/25/2003

                      Prepay        100 PricingSpeed
                 FRM Default               7.018 CDR
           FRM Loss Severity                      44%
           Servicer Advances                     100%
             Liquidation Lag                      12
                 ARM Default               7.018 CDR
           ARM Loss Severity                      49%
           Servicer Advances                     100%
             Liquidation Lag                      12
                       Price                 Forward
                      Delinq                     100%
         Optional Redemption                Call (N)

                         WAL                   11.76
                    Mod Durn                    8.39
         Principal Writedown          8,008.30 (0.01%)
   Total Collat Loss (Collat
                   Maturity)    145,391,499.29 (9.69%)
    Total Collat Liquidation
           (Collat Maturity)   308,167,808.62 (20.54%)

Z_NFHE0304_MKT4 - Price/Yield - M-3

Balance                       $  15,000,000.00         Delay          0
Coupon                                                 Dated          11/20/2003
Settle                        11/20/2003               First Payment  12/25/2003

                      Prepay        100 PricingSpeed
                 FRM Default               6.177 CDR
           FRM Loss Severity                      44%
           Servicer Advances                     100%
             Liquidation Lag                      12
                 ARM Default               6.177 CDR
           ARM Loss Severity                      49%
           Servicer Advances                     100%
             Liquidation Lag                      12
                       Price                 Forward
                      Delinq                     100%
         Optional Redemption                Call (N)

                         WAL                   15.89
                    Mod Durn                    9.83
         Principal Writedown         14,619.16 (0.10%)
   Total Collat Loss (Collat
                   Maturity)    130,706,381.05 (8.71%)
    Total Collat Liquidation
           (Collat Maturity)   277,058,723.05 (18.47%)

Z_NFHE0304_MKT4 - Price/Yield - M-4

Balance                       $  15,000,000.00         Delay          0
Coupon                                                 Dated          11/20/2003
Settle                        11/20/2003               First Payment  12/25/2003

                      Prepay        100 PricingSpeed
                 FRM Default               5.445 CDR
           FRM Loss Severity                      44%
           Servicer Advances                     100%
             Liquidation Lag                      12
                 ARM Default               5.445 CDR
           ARM Loss Severity                      49%
           Servicer Advances                     100%
             Liquidation Lag                      12
                       Price                 Forward
                      Delinq                     100%
         Optional Redemption                Call (N)
                         WAL                   16.23

                    Mod Durn                    9.41
         Principal Writedown         19,585.23 (0.13%)
   Total Collat Loss (Collat
                   Maturity)    117,403,332.57 (7.83%)
    Total Collat Liquidation
           (Collat Maturity)   248,873,044.34 (16.59%)

Z_NFHE0304_MKT4 - Price/Yield - M-5

Balance                       $  14,550,000.00         Delay          0
Coupon                                                 Dated          11/20/2003
Settle                        11/20/2003               First Payment  12/25/2003

                      Prepay        100 PricingSpeed
                 FRM Default               4.903 CDR
           FRM Loss Severity                      44%
           Servicer Advances                     100%
             Liquidation Lag                      12
                 ARM Default               4.903 CDR
           ARM Loss Severity                      49%
           Servicer Advances                     100%
             Liquidation Lag                      12
                       Price                 Forward
                      Delinq                     100%
         Optional Redemption                Call (N)

                         WAL                   16.60
                    Mod Durn                    9.35
         Principal Writedown          8,931.54 (0.06%)
   Total Collat Loss (Collat
                   Maturity)    107,223,220.85 (7.15%)
    Total Collat Liquidation
           (Collat Maturity)   227,301,462.63 (15.15%)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

NFHE 03-4 - BREAKEVEN - Price/Yield - M-2

Balance                                     $60,000,000.00          Delay                   0
                                                                    Dated                   11/20/2003
Settle                                      11/20/2003              First Payment           12/25/2003

                                    Prepay                   50 PPC                 100 PPC                 150 PPC
                                   Default               12.281 CDR              12.716 CDR             13.2263 CDR
                             Loss Severity                      40%                     40%                     40%
                         Servicer Advances                     100%                    100%                    100%
                           Liquidation Lag                        6                       6                       6
                                    Delinq                     100%                    100%                    100%

                                       WAL                    14.79                   10.02                    7.31
                                  Mod Durn                    11.70                    8.47                    6.42
                       Principal Writedown        13,894.30 (0.02%)        4,254.78 (0.01%)          967.31 (0.00%)
       Total Collat Loss (Collat Maturity)  288,185,944.73 (19.21%) 197,463,370.29 (13.16%)  149,094,150.66 (9.94%)
Total Collat Liquidation (Collat Maturity)  715,022,967.02 (47.67%) 490,421,388.12 (32.69%) 370,446,697.60 (24.70%)

                                    Prepay                   50 PPC                 100 PPC                 150 PPC
                                   Default                8.101 CDR               7.927 CDR               8.727 CDR
                             Loss Severity                      60%                     60%                     60%
                         Servicer Advances                     100%                      6%                    100%
                           Liquidation Lag                        6                       6                       6
                                    Delinq                     100%                    100%                    100%

                                       WAL                    17.16                   11.37                    7.97
                                  Mod Durn                    13.16                    9.42                    6.93
                       Principal Writedown         3,300.65 (0.01%)        1,392.41 (0.00%)          991.29 (0.00%)
       Total Collat Loss (Collat Maturity)  333,513,396.93 (22.23%) 206,210,736.57 (13.75%) 157,886,151.67 (10.53%)
Total Collat Liquidation (Collat Maturity)  551,241,506.71 (36.75%) 343,542,694.88 (22.90%) 261,494,745.46 (17.43%)

NFHE 03-4 - BREAKEVEN - Price/Yield - M-3


Balance                                     $15,000,000.00          Delay                   0
                                                                    Dated                   11/20/2003
Settle                                      11/20/2003              First Payment           12/25/2003

                                    Prepay                   50 PPC                 100 PPC                 150 PPC
                                   Default               11.404 CDR              11.494 CDR               11.67 CDR
                             Loss Severity                      40%                     40%                     40%
                         Servicer Advances                     100%                    100%                    100%
                           Liquidation Lag                        6                       6                       6
                                    Delinq                     100%                    100%                    100%

                                       WAL                    19.57                   13.66                   10.05
                                  Mod Durn                    13.87                   10.58                    8.25
                       Principal Writedown         7,025.71 (0.05%)          937.31 (0.01%)        3,469.36 (0.02%)
       Total Collat Loss (Collat Maturity)  276,057,957.70 (18.40%) 183,378,365.86 (12.23%)  134,586,784.85 (8.97%)
Total Collat Liquidation (Collat Maturity)  684,839,901.70 (45.66%) 455,408,876.78 (30.36%) 334,387,262.03 (22.29%)

                                    Prepay                   50 PPC                 100 PPC                 150 PPC
                                   Default                7.579 CDR               7.221 CDR               7.729 CDR
                             Loss Severity                      60%                     60%                     60%
                         Servicer Advances                     100%                      6%                    100%
                           Liquidation Lag                        6                       6                       6
                                    Delinq                     100%                    100%                    100%

                                       WAL                    22.10                   15.29                   10.88
                                  Mod Durn                    15.13                   11.53                    8.80
                       Principal Writedown         3,533.16 (0.02%)        5,886.25 (0.04%)        1,373.62 (0.01%)
       Total Collat Loss (Collat Maturity)  318,703,164.96 (21.25%) 191,137,906.38 (12.74%)  142,045,110.64 (9.47%)
Total Collat Liquidation (Collat Maturity)  526,700,238.75 (35.11%) 318,430,651.90 (21.23%) 235,250,995.09 (15.68%)

NFHE 03-4 - BREAKEVEN - Price/Yield - M-4

Balance                                     $15,000,000.00          Delay                   0
                                                                    Dated                   11/20/2003
Settle                                      11/20/2003              First Payment           12/25/2003

                                    Prepay                   50 PPC                 100 PPC                 150 PPC
                                   Default               10.561 CDR              10.251 CDR              10.023 CDR
                             Loss Severity                      40%                     40%                     40%
                         Servicer Advances                     100%                    100%                    100%
                           Liquidation Lag                        6                       6                       6
                                    Delinq                     100%                    100%                    100%

                                       WAL                    20.00                   14.05                   10.35
                                  Mod Durn                    12.68                    9.95                    7.91
                       Principal Writedown         5,812.58 (0.04%)       13,000.24 (0.09%)        2,070.88 (0.01%)
       Total Collat Loss (Collat Maturity)  263,631,977.61 (17.58%) 168,238,741.11 (11.22%)  118,494,447.59 (7.90%)
Total Collat Liquidation (Collat Maturity)  653,921,843.58 (43.59%) 417,779,310.86 (27.85%) 294,391,403.30 (19.63%)

                                    Prepay                   50 PPC                 100 PPC                 150 PPC
                                   Default                7.099 CDR               6.502 CDR               6.691 CDR
                             Loss Severity                      60%                     60%                     60%
                         Servicer Advances                     100%                      6%                    100%
                           Liquidation Lag                        6                       6                       6
                                    Delinq                     100%                    100%                    100%

                                       WAL                    22.32                   15.52                   11.08
                                  Mod Durn                    13.61                   10.67                    8.34
                       Principal Writedown         1,865.20 (0.01%)        9,783.97 (0.07%)        2,997.67 (0.02%)
       Total Collat Loss (Collat Maturity)  304,496,487.87 (20.30%) 175,234,533.49 (11.68%)  125,031,600.46 (8.34%)
Total Collat Liquidation (Collat Maturity)  503,164,029.57 (33.54%) 291,935,044.07 (19.46%) 207,066,562.15 (13.80%)

NFHE 03-4 - BREAKEVEN - Price/Yield - M-5

Balance                                     $14,550,000.00          Delay                   0
                                                                    Dated                   11/20/2003
Settle                                      11/20/2003              First Payment           12/25/2003

                                    Prepay                   50 PPC                 100 PPC                 150 PPC
                                   Default               10.079 CDR              9.4026 CDR               8.744 CDR
                             Loss Severity                      40%                     40%                     40%
                         Servicer Advances                     100%                    100%                    100%
                           Liquidation Lag                        6                       6                       6
                                    Delinq                     100%                    100%                    100%

                                       WAL                    20.47                   14.48                   10.72
                                  Mod Durn                    12.32                    9.83                    7.91
                       Principal Writedown        19,536.32 (0.13%)        1,334.83 (0.01%)        7,551.60 (0.05%)
       Total Collat Loss (Collat Maturity)  256,160,971.83 (17.08%) 157,397,517.72 (10.49%)  105,434,501.26 (7.03%)
Total Collat Liquidation (Collat Maturity)  635,336,025.48 (42.36%) 390,836,418.09 (26.06%) 261,934,770.82 (17.46%)

                                    Prepay                   50 PPC                 100 PPC                 150 PPC
                                   Default                6.828 CDR              6.0235 CDR               5.883 CDR
                             Loss Severity                      60%                     60%                     60%
                         Servicer Advances                     100%                      6%                    100%
                           Liquidation Lag                        6                       6                       6
                                    Delinq                     100%                    100%                    100%

                                       WAL                    22.67                   15.86                   11.40
                                  Mod Durn                    13.10                   10.48                    8.27
                       Principal Writedown        65,273.22 (0.45%)       15,680.06 (0.11%)       84,305.58 (0.58%)
       Total Collat Loss (Collat Maturity)  296,213,919.13 (19.75%) 164,326,296.31 (10.96%)  111,389,912.25 (7.43%)
Total Collat Liquidation (Collat Maturity)  489,444,569.59 (32.63%) 273,761,613.65 (18.25%) 184,469,190.68 (12.30%)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

NFHE 03-3 - GENERIC BREAKEVEN - Class M1

Balance                        $67,500,000.00             Delay                    0
Coupon                                                    Dated                    9/16/2003
Settle                         9/16/2003                  First Payment            10/25/2003

                       Prepay                    100 PPC                  100 PPC                  100 PPC
                      Default                  47.30 CDR                21.43 CDR                13.72 CDR
                Loss Severity                        15%                      25%                      35%
            Servicer Advances                       100%                     100%                     100%
              Liquidation Lag                         12                       12                       12
                        LIBOR                       FWRD                     FWRD                     FWRD
                     TRIGGERS                       FAIL                     FAIL                     FAIL

                          WAL                      5.146                    8.098                    9.605
                     Mod Durn                       4.62                     6.67                     7.56
          Principal Writedown          33,663.73 (0.05%)        32,706.60 (0.05%)       267,047.42 (0.40%)
            Total Collat Loss    157,490,678.07 (10.50%)  174,383,691.11 (11.63%)  181,970,187.06 (12.13%)
     Total Collat Liquidation  1,037,933,757.21 (69.20%)  689,332,656.00 (45.96%)  513,617,236.97 (34.24%)

NFHE 03-3 - GENERIC BREAKEVEN - Class M2

Balance                        $56,250,000.00             Delay                    0
Coupon                                                    Dated                    9/16/2003
Settle                         9/16/2003                  First Payment            10/25/2003

                       Prepay                    100 PPC                  100 PPC                  100 PPC
                      Default                  24.02 CDR                12.62 CDR                 8.53 CDR
                Loss Severity                        15%                      25%                      35%
            Servicer Advances                       100%                     100%                     100%
              Liquidation Lag                         12                       12                       12
                        LIBOR                       FWRD                     FWRD                     FWRD
                     TRIGGERS                       FAIL                     FAIL                     FAIL

                          WAL                      8.054                   10.360                   11.523
                     Mod Durn                       6.38                     7.60                     8.14
          Principal Writedown           6,807.66 (0.01%)        73,921.49 (0.13%)       287,879.01 (0.51%)
            Total Collat Loss     111,988,021.91 (7.47%)   122,433,036.36 (8.16%)   127,242,045.10 (8.48%)
     Total Collat Liquidation    737,864,287.24 (49.19%)  483,764,563.66 (32.25%)  358,995,076.39 (23.93%)

NFHE 03-3 - GENERIC BREAKEVEN - Class M3

Balance                        $15,000,000.00             Delay                    0
Coupon                                                    Dated                    9/16/2003
Settle                         9/16/2003                  First Payment            10/25/2003

                       Prepay                    100 PPC                  100 PPC                  100 PPC
                      Default                  19.95 CDR                10.72 CDR                7.315 CDR
                Loss Severity                        15%                      25%                      35%
            Servicer Advances                       100%                     100%                     100%
              Liquidation Lag                         12                       12                       12
                        LIBOR                       FWRD                     FWRD                     FWRD
                     TRIGGERS                       FAIL                     FAIL                     FAIL

                          WAL                     11.390                   14.118                   15.322
                     Mod Durn                       7.92                     9.01                     9.43
          Principal Writedown          19,995.21 (0.13%)        29,246.07 (0.19%)         7,338.56 (0.05%)
            Total Collat Loss     100,109,431.71 (6.67%)   108,510,072.35 (7.23%)   112,400,514.44 (7.49%)
     Total Collat Liquidation    659,514,271.95 (43.97%)  428,689,293.78 (28.58%)  317,080,871.78 (21.14%)

NFHE 03-3 - GENERIC BREAKEVEN - Class M4

Balance                        $15,000,000.00             Delay                    0
Coupon                                                    Dated                    9/16/2003
Settle                         9/16/2003                  First Payment            10/25/2003

                       Prepay                    100 PPC                  100 PPC                  100 PPC
                      Default                  16.41 CDR                9.135 CDR                 6.33 CDR
                Loss Severity                        15%                      25%                      35%
            Servicer Advances                       100%                     100%                     100%
              Liquidation Lag                         12                       12                       12
                        LIBOR                       FWRD                     FWRD                     FWRD
                     TRIGGERS                       FAIL                     FAIL                     FAIL

                          WAL                     12.411                   14.749                   15.836
                     Mod Durn                       8.24                     9.07                     9.40
          Principal Writedown          12,682.28 (0.08%)        21,321.32 (0.14%)        68,905.34 (0.46%)
            Total Collat Loss      88,215,794.39 (5.88%)    95,938,323.13 (6.40%)    99,696,379.00 (6.65%)
     Total Collat Liquidation    581,070,252.60 (38.74%)  378,968,865.55 (25.26%)  281,210,054.93 (18.75%)

NFHE 03-3 - GENERIC BREAKEVEN - Class M5

Balance                        $15,000,000.00             Delay                    0
Coupon                                                    Dated                    9/16/2003
Settle                         9/16/2003                  First Payment            10/25/2003

                       Prepay                    100 PPC                  100 PPC                  100 PPC
                      Default                 13.601 CDR                7.862 CDR                5.523 CDR
                Loss Severity                        15%                      25%                      35%
            Servicer Advances                       100%                     100%                     100%
              Liquidation Lag                         12                       12                       12
                        LIBOR                       FWRD                     FWRD                     FWRD
                     TRIGGERS                       FAIL                     FAIL                     FAIL

                          WAL                     13.239                   15.229                   16.153
                     Mod Durn                       8.12                     8.77                     9.04
          Principal Writedown           3,719.59 (0.02%)        29,688.24 (0.20%)        44,388.99 (0.30%)
            Total Collat Loss      77,507,708.64 (5.17%)    85,136,709.89 (5.68%)    88,804,410.19 (5.92%)
     Total Collat Liquidation    510,455,151.65 (34.03%)  336,257,836.58 (22.42%)  250,461,660.18 (16.70%)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Novastar Mortgage Loan Trust 2003-4
Excess Spread Analysis
FRM PPC:     50%
ARM PPC:     42%
Delinquency:  0%

           BG1/BG2-Group       BG3-Group           Subs
           Effective Net     Effective Net     Effective Net
             Available         Available         Available
Period       Funds Cap         Funds Cap         Funds Cap
------     -------------     -------------     -------------
     1           3.12300%          4.24432%          3.17906%
     2           3.49222%          4.78927%          3.55707%
     3           5.62823%          7.56427%          5.72504%
     4           5.94284%          8.03716%          6.04756%
     5           5.58296%          7.56440%          5.68203%
     6           5.71976%          7.78940%          5.82324%
     7           5.53614%          7.55960%          5.63732%
     8           5.66866%          7.78036%          5.77425%
     9           5.48704%          7.54971%          5.59017%
    10           5.46150%          7.54276%          5.56556%
    11           5.58743%          7.75667%          5.69589%
    12           5.40884%          7.52567%          5.51468%
    13           5.53034%          7.73545%          5.64060%
    14           5.35433%          7.50517%          5.46188%
    15           5.32652%          7.49395%          5.43489%
    16           5.75850%          8.17622%          5.87939%
    17           5.26978%          7.46958%          5.37978%
    18           5.38032%          7.66973%          5.49479%
    19           5.21164%          7.44269%          5.32320%
    20           5.31768%          7.63880%          5.43374%
    21           5.21284%          7.47402%          5.32590%
    22           5.18415%          7.45998%          5.29794%
    23           5.61555%          7.98171%          5.73386%
    24           5.61554%          7.91932%          5.73073%
    25           5.76863%          8.16351%          5.88838%
    26           5.58012%          7.91131%          5.69668%
    27           5.56221%          7.90671%          5.67944%
    28           6.08350%          8.69362%          6.21401%
    29           5.52603%          7.89633%          5.64455%
    30           5.67355%          8.13578%          5.79666%
    31           5.48939%          7.88444%          5.60914%
    32           5.63466%          8.12194%          5.75902%
    33           5.55485%          7.97362%          5.67579%
    34           5.53838%          7.96865%          5.65990%
    35           6.10790%          8.63078%          6.23404%
    36           6.16561%          8.61772%          6.28821%

           BG1/BG2-Group       BG3-Group           Subs
           Effective Net     Effective Net     Effective Net
             Available         Available         Available
Period       Funds Cap         Funds Cap         Funds Cap
------     -------------     -------------     -------------
    37           6.36828%          8.91303%          6.49552%
    38           6.15993%          8.63312%          6.31058%
    39           6.15726%          8.64053%          6.31608%
    40           6.81383%          9.57431%          6.99956%
    41           6.15163%          8.65480%          6.32919%
    42           6.35385%          8.95039%          6.54634%
    43           6.14619%          8.66836%          6.33436%
    44           6.34833%          8.96405%          6.54468%
    45           6.14094%          8.68124%          6.33279%
    46           6.13839%          8.68744%          6.33204%
    47           6.34041%          8.98327%          6.54235%
    48           6.13343%          8.69937%          6.33059%
    49           6.33539%          8.99529%          6.54089%
    50           6.12866%          8.71072%          6.32922%
    51           6.12636%          8.71618%          6.32856%
    52           6.54645%          9.32299%          6.76433%
    53           6.12189%          8.72670%          6.32730%
    54           6.32371%          9.02283%          6.53758%
    55           6.11761%          8.73671%          6.32611%
    56           6.31940%          9.03292%          6.53639%
    57           6.11353%          8.74625%          6.32499%
    58           6.11156%          8.75085%          6.32446%
    59           6.31329%          9.04718%          6.53475%
    60           6.10776%          8.75972%          6.32345%
    61           6.30947%          9.05614%          6.53374%
    62           6.10415%          8.76819%          6.32251%
    63           6.10242%          8.77228%          6.32206%
    64           6.75437%          9.71660%          6.99895%
    65           6.09907%          8.78019%          6.32122%
    66           6.30072%          9.07682%          6.53152%
    67           6.09591%          8.78776%          6.32044%
    68           6.29753%          9.08447%          6.53075%
    69           6.09291%          8.79501%          6.31973%
    70           6.09147%          8.79853%          6.31939%
    71           6.29307%          9.09537%          6.52970%
    72           6.08871%          8.80534%          6.31876%
    73           6.29031%          9.10227%          6.52908%
    74           6.08611%          8.81190%          6.31819%
    75           6.08486%          8.81508%          6.31792%
    76           6.73548%          9.76301%          6.99456%
    77           6.08248%          8.82128%          6.31742%
    78           6.28405%          9.11844%          6.52777%
    79           6.08024%          8.82726%          6.31698%
    80           6.28180%          9.12451%          6.52733%

           BG1/BG2-Group       BG3-Group           Subs
           Effective Net     Effective Net     Effective Net
             Available         Available         Available
Period       Funds Cap         Funds Cap         Funds Cap
------     -------------     -------------     -------------
    81           6.07812%          8.83304%          6.31658%
    82           6.07711%          8.83587%          6.31640%
    83           6.27867%          9.13327%          6.52677%
    84           6.07519%          8.84138%          6.31607%
    85           6.27675%          9.13889%          6.52645%
    86           6.07338%          8.84675%          6.31578%
    87           6.07252%          8.84937%          6.31565%
    88           6.72222%          9.80039%          6.99220%
    89           6.07087%          8.85452%          6.31542%
    90           6.27243%          9.15229%          6.52583%
    91           6.06933%          8.85955%          6.31523%
    92           6.27088%          9.15743%          6.52565%
    93           6.06789%          8.86447%          6.31507%
    94           6.06720%          8.86690%          6.31500%
    95           6.26875%          9.16494%          6.52544%
    96           6.06589%          8.87167%          6.31489%
    97           6.26745%          9.16983%          6.52535%
    98           6.06467%          8.87637%          6.31482%
    99           6.06409%          8.87869%          6.31479%
   100           6.48170%          9.49348%          6.75027%
   101           6.06298%          8.88329%          6.31475%
   102           6.26453%          9.18175%          6.52523%
   103           6.06194%          8.88782%          6.31474%
   104           6.26350%          9.18641%          6.52524%
   105           6.06098%          8.89232%          6.31476%
   106           6.06052%          8.89455%          6.31477%
   107           6.26208%          9.19333%          6.52529%
   108           6.05965%          8.89899%          6.31482%
   109           6.26121%          9.19791%          6.52535%
   110           6.05883%          8.90341%          6.31489%
   111           6.05845%          8.90561%          6.31494%
   112           6.70715%          9.86221%          6.99159%
   113           6.05772%          8.91000%          6.31504%
   114           6.25928%          9.20927%          6.52560%
   115           6.05703%          8.91439%          6.31516%
   116           6.25860%          9.21380%          6.52573%
   117           6.05639%          8.91878%          6.31530%
   118           6.05609%          8.92098%          6.31537%
   119           6.25766%          9.22062%          6.52597%
   120           6.05552%          8.92538%          6.31554%
   121           6.25709%          9.22518%          6.52614%
   122           6.05499%          8.92981%          6.31571%
   123           6.05473%          8.93203%          6.31581%
   124           6.70318%          9.89150%          6.99261%

           BG1/BG2-Group       BG3-Group           Subs
           Effective Net     Effective Net     Effective Net
             Available         Available         Available
Period       Funds Cap         Funds Cap         Funds Cap
------     -------------     -------------     -------------
   125           6.05425%          8.93649%          6.31601%
   126           6.25583%          9.23670%          6.52665%
   127           6.05381%          8.94099%          6.31622%
   128           6.25538%          9.24137%          6.52688%
   129           6.05339%          8.94553%          6.31645%
   130           6.05319%          8.94782%          6.31656%
   131           6.25477%          9.24846%          6.52724%
   132           6.05282%          8.95243%          6.31681%
   133           6.25440%          9.25325%          6.52750%
   134           6.05247%          8.95710%          6.31706%
   135           6.05231%          8.95946%          6.31719%
   136           6.70059%          9.92203%          6.99418%
   137           6.05200%          8.96422%          6.31746%
   138           6.25358%          9.26551%          6.52818%
   139           6.05171%          8.96905%          6.31774%
   140           6.25329%          9.27054%          6.52848%
   141           6.05144%          8.97396%          6.31803%
   142           6.05131%          8.97644%          6.31818%
   143           6.25289%          9.27824%          6.52894%
   144           6.05106%          8.98147%          6.31848%
   145           6.25265%          9.28349%          6.52925%
   146           6.05084%          8.98659%          6.31879%
   147           6.05073%          8.98919%          6.31894%
   148           6.46791%          9.61193%          6.75490%
   149           6.05053%          8.99446%          6.31926%
   150           6.25211%          9.29703%          6.53008%
   151           6.05034%          8.99983%          6.31959%
   152           6.25192%          9.30264%          6.53042%
   153           6.05016%          9.00531%          6.31993%
   154           6.05008%          9.00809%          6.32010%
   155           6.25166%          9.31127%          6.53095%
   156           6.04992%          9.01375%          6.32044%
   157           6.25150%          9.31719%          6.53131%
   158           6.04977%          9.01954%          6.32080%
   159           6.04970%          9.02249%          6.32097%
   160           6.69780%          9.99248%          6.99842%
   161           6.04956%          9.02848%          6.32133%
   162           6.25115%          9.33258%          6.53223%
   163           6.04943%          9.03461%          6.32170%
   164           6.25102%          9.33899%          6.53262%
   165           6.04931%          9.04090%          6.32207%
   166           6.04926%          9.04410%          6.32226%
   167           6.25084%          9.34892%          6.53320%
   168           6.04915%          9.05063%          6.32264%

           BG1/BG2-Group       BG3-Group           Subs
           Effective Net     Effective Net     Effective Net
             Available         Available         Available
Period       Funds Cap         Funds Cap         Funds Cap
------     -------------     -------------     -------------
   169           6.25073%          9.35575%          6.53359%
   170           6.04905%          9.05733%          6.32302%
   171           6.04900%          9.06074%          6.32322%
   172           6.69705%         10.03537%          7.00092%
   173           6.04890%          9.06771%          6.32361%
   174           6.25049%          9.37365%          6.53460%
   175           6.04881%          9.07488%          6.32401%
   176           6.25040%          9.38116%          6.53501%
   177           6.04873%          9.08225%          6.32441%
   178           6.04869%          9.08601%          6.32461%
   179           6.24951%          9.39282%          6.53515%
   180           6.04591%          8.90611%          6.25202%
   181           6.24365%          8.74526%          6.37274%
   182           6.04219%          8.46773%          6.16706%
   183           6.03841%          7.29984%          6.07550%
   184           6.68533%          8.08050%          6.72609%
   185           6.03831%          7.29714%          6.07486%
   186           6.23953%          7.53891%          6.27702%
   187           6.03821%          7.29426%          6.07420%
   188           6.23943%          7.53585%          6.27633%
   189           6.03811%          7.29120%          6.07353%
   190           6.03806%          7.28960%          6.07318%
   191           6.23927%          7.53087%          6.27526%
   192           6.03796%          7.28622%          6.07248%
   193           6.23917%          7.52727%          6.27452%
   194           6.03786%          7.28262%          6.07175%
   195           6.03781%          7.28072%          6.07138%
   196           6.45415%          7.78074%          6.48970%
   197           6.03771%          7.27673%          6.07062%
   198           6.23891%          7.51711%          6.27258%
   199           6.03761%          7.27244%          6.06984%
   200           6.23881%          7.51252%          6.27175%
   201           6.03750%          7.26783%          6.06903%
   202           6.03745%          7.26539%          6.06861%
   203           6.23865%          7.50495%          6.27046%
   204           6.03735%          7.26022%          6.06776%
   205           6.23854%          7.49940%          6.26956%
   206           6.03724%          7.25463%          6.06687%
   207           6.03719%          7.25166%          6.06659%
   208           6.68397%          8.02519%          6.71689%
   209           6.03708%          7.24533%          6.06715%
   210           6.23826%          7.48335%          6.26968%
   211           6.03697%          7.23842%          6.06771%
   212           6.23814%          7.47589%          6.27026%

           BG1/BG2-Group       BG3-Group           Subs
           Effective Net     Effective Net     Effective Net
             Available         Available         Available
Period       Funds Cap         Funds Cap         Funds Cap
------     -------------     -------------     -------------
   213           6.03685%          7.23086%          6.06828%
   214           6.03679%          7.22681%          6.06856%
   215           6.23795%          7.46331%          6.27114%
   216           6.03667%          7.21809%          6.06912%
   217           6.23783%          7.45383%          6.27171%
   218           6.03654%          7.20844%          6.06967%
   219           6.03648%          7.20322%          6.06994%
   220           6.68317%          7.96889%          6.72058%
   221           6.03635%          7.19188%          6.07046%
   222           6.23749%          7.42524%          6.27307%
   223           6.03621%          7.17917%          6.07096%
   224           6.23734%          7.41129%          6.27357%
   225           6.03606%          7.16481%          6.07142%
   226           6.03599%          7.15691%          6.07163%
   227           6.23711%          7.38675%          6.27421%
   228           6.03584%          7.13943%          6.07199%
   229           6.23695%          7.36737%          6.27455%
   230           6.03568%          7.11926%          6.07227%
   231           6.03559%          7.10798%          6.07237%
   232           6.68217%          7.85602%          6.72305%
   233           6.03542%          7.08249%          6.07245%
   234           6.23651%          7.30767%          6.27499%
   235           6.03524%          7.06061%          6.07265%
   236           6.23632%          7.28981%          6.27537%
   237           6.03505%          7.04836%          6.07321%
   238           6.03495%          7.04829%          6.07372%
   239           6.23602%          7.28315%          6.27672%
   240           6.03475%          7.04814%          6.07478%
   241           6.23580%          7.28299%          6.27784%
   242           6.03454%          7.04797%          6.07589%
   243           6.03442%          7.04788%          6.07646%
   244           6.45047%          7.53385%          6.49615%
   245           6.03419%          7.04770%          6.07764%
   246           6.23521%          7.28252%          6.28086%
   247           6.03395%          7.04749%          6.07888%
   248           6.23495%          7.28230%          6.28217%
   249           6.03369%          7.04727%          6.07937%
   250           6.03355%          7.04715%          6.07888%
   251           6.23453%          7.28193%          6.28099%
   252           6.03327%          7.04690%          6.07786%
   253           6.23423%          7.28165%          6.27990%
   254           6.03297%          7.04662%          6.07660%
   255           6.03281%          7.04647%          6.07537%
   256           6.67901%          7.80127%          6.72489%

           BG1/BG2-Group       BG3-Group           Subs
           Effective Net     Effective Net     Effective Net
             Available         Available         Available
Period       Funds Cap         Funds Cap         Funds Cap
------     -------------     -------------     -------------
   257           6.03248%          7.04614%          6.07277%
   258           6.23339%          7.28083%          6.27383%
   259           6.03214%          7.04578%          6.07013%
   260           6.23302%          7.28044%          6.27110%
   261           6.03177%          7.04538%          6.06750%
   262           6.03158%          7.04516%          6.06620%
   263           6.23243%          7.27976%          6.26706%
   264           6.03119%          7.04468%          6.06360%
   265           6.23202%          7.27924%          6.26439%
   266           6.03077%          7.04414%          6.06102%
   267           6.03056%          7.04385%          6.05973%
   268           6.67644%          7.79820%          6.70756%
   269           6.03010%          7.04319%          6.05715%
   270           6.23086%          7.27759%          6.25773%
   271           6.02961%          7.04244%          6.05458%
   272           6.23033%          7.27675%          6.25507%
   273           6.02909%          7.04157%          6.05200%
   274           6.02881%          7.04107%          6.05071%
   275           6.22947%          7.27522%          6.25107%
   276           6.02822%          7.03995%          6.04812%
   277           6.22884%          7.27396%          6.24839%
   278           6.02758%          7.03861%          6.04552%
   279           6.02725%          7.03783%          6.04421%
   280           6.67264%          7.79093%          6.69035%
   281           6.02653%          7.03600%          6.04158%
   282           6.22703%          7.26941%          6.24159%
   283           6.02576%          7.03368%          6.03891%
   284           6.22619%          7.26669%          6.23882%
   285           6.02491%          7.03067%          6.03621%
   286           6.02446%          7.02878%          6.03484%
   287           6.22479%          7.26078%          6.23458%
   288           6.02350%          7.02391%          6.03207%
   289           6.22375%          7.25470%          6.23167%
   290           6.02244%          7.01666%          6.02922%
   291           6.02187%          7.01152%          6.02777%
   292           6.43653%          7.48782%          6.44191%
   293           6.02064%          6.99534%          6.02481%
   294           6.22065%          7.21420%          6.22406%
   295           6.01929%          6.95901%          6.02174%
   296           6.21917%          7.15215%          6.22108%
   297           6.01777%          6.85625%          6.01902%
   298           6.01695%          6.80212%          6.01790%
   299           6.21662%          6.93887%          6.21728%
   300           6.01516%          6.71507%          6.01579%

           BG1/BG2-Group       BG3-Group           Subs
           Effective Net     Effective Net     Effective Net
             Available         Available         Available
Period       Funds Cap         Funds Cap         Funds Cap
------     -------------     -------------     -------------
   301           6.21465%          6.93894%          6.21529%
   302           6.01314%          6.71514%          6.01374%
   303           6.01202%          6.71518%          6.01261%
   304           6.65485%          7.43470%          6.65549%
   305           6.00956%          6.71525%          6.01013%
   306           6.20847%          6.93914%          6.20907%
   307           6.00673%          6.71533%          6.00732%
   308           6.20532%          6.93922%          6.20595%
   309           6.00344%          6.71542%          6.00406%
   310           6.00159%          6.71546%          6.00222%
   311           6.19971%          6.93936%          6.20037%
   312           5.99767%          6.71555%          5.99833%
   313           6.19551%          6.93945%          6.19621%
   314           5.99344%          6.71565%          5.99414%
   315           5.99125%          6.71570%          5.99197%
   316           6.63048%          7.43530%          6.63131%
   317           5.98613%          6.71581%          5.98690%
   318           6.18259%          6.93973%          6.18342%
   319           5.97995%          6.71592%          5.98078%
   320           6.17552%          6.93985%          6.17643%
   321           5.97232%          6.71605%          5.97324%
   322           5.96773%          6.71611%          5.96870%
   323           6.16115%          6.94006%          6.16221%
   324           5.95614%          6.71626%          5.95723%
   325           6.14697%          6.94021%          6.14818%
   326           5.93964%          6.71641%          5.94092%
   327           5.93208%          6.71650%          5.93347%
   328           6.56310%          7.43622%          6.56478%
   329           5.92277%          6.71668%          5.92444%
   330           6.12039%          6.94068%          6.12230%
   331           5.92320%          6.71689%          5.92527%
   332           6.12098%          6.94091%          6.12344%
   333           5.92401%          6.71713%          5.92683%
   334           5.92476%          6.71726%          5.92831%
   335           6.12370%          6.94131%          6.12877%
   336           5.92580%          6.71755%          5.93269%
   337           6.12228%          6.94164%          6.13488%
   338           5.94027%          6.71789%          5.96112%
   339           5.86810%          6.71808%          5.94795%
   340           6.54102%          7.18162%          6.63146%
   341           6.11913%          6.71853%          6.20372%
   342           6.32323%          6.94274%          6.41062%
   343           6.11939%          6.71906%          6.20394%
   344           6.32354%          6.94336%          6.41087%

           BG1/BG2-Group       BG3-Group           Subs
           Effective Net     Effective Net     Effective Net
             Available         Available         Available
Period       Funds Cap         Funds Cap         Funds Cap
------     -------------     -------------     -------------
   345           6.11974%          6.71973%          6.20422%
   346           6.11995%          6.72013%          6.20438%
   347           6.32420%          6.94461%          6.41139%
   348           6.12048%          6.72112%          6.20479%
   349           6.32485%          6.94579%          6.41188%
   350           6.12122%          6.72246%          6.20534%
   351           6.12171%          6.72333%          6.20569%
   352           6.77826%          7.44486%          6.87107%
   353           6.12303%          6.72572%          6.20665%
   354           6.32811%          6.95167%          6.41424%
   355           6.12522%          6.72968%          6.20821%
   356           6.33117%          6.95728%          6.41641%
   357           6.12945%          6.73759%          6.21121%
   358           6.13348%          6.74545%          6.21406%
   359           6.34564%          6.98644%          6.42668%
   360           6.15948%          6.76107%          6.24605%
   361           6.36478%          6.98644%          6.45426%
   362           6.15945%          6.76108%          6.24606%
   363           0.00000%          0.00000%          0.00000%

Novastar Mortgage Loan Trust 2003-4
Excess Spread Analysis
FRM PPC:     50%
ARM PPC:     42%
Delinquency:  0%
3% CDR - 40% Severity

            Excess
Period      Spread
------     -------
     1     1.84996
     2     2.01373
     3     4.23285
     4     4.26643
     5     4.17799
     6     4.17869
     7     4.12037
     8     4.11790
     9     4.05910
    10     4.02693
    11     4.01961
    12     3.96000
    13     3.94958
    14     3.88998
    15     3.85399
    16     3.88307
    17     3.78006
    18     3.76239
    19     3.71603
    20     3.71073
    21     3.69046
    22     3.65185
    23     3.97576
    24     4.10895
    25     4.12483
    26     4.05675
    27     4.03012
    28     4.12667
    29     3.97581
    30     3.98889
    31     3.92013
    32     3.93209
    33     3.97816
    34     3.95243
    35     4.42579
    36     4.64576

            Excess
Period      Spread
------     -------
    37     4.69854
    38     4.62759
    39     4.61848
    40     4.79675
    41     4.59966
    42     4.65324
    43     4.58054
    44     4.63454
    45     4.56113
    46     4.55132
    47     4.60598
    48     4.53148
    49     4.58660
    50     4.47979
    51     4.51480
    52     4.68621
    53     4.58270
    54     4.66289
    55     4.61829
    56     4.69766
    57     4.65463
    58     4.67162
    59     4.73514
    60     4.67875
    61     4.74212
    62     4.68610
    63     4.68986
    64     4.87161
    65     4.69754
    66     4.76019
    67     4.70467
    68     4.76588
    69     4.70667
    70     4.70631
    71     4.76480
    72     4.70563
    73     4.76415
    74     4.70502
    75     4.70473
    76     4.88095
    77     4.70419
    78     4.76278
    79     4.70371
    80     4.76232
    81     4.70328

            Excess
Period      Spread
------     -------
    82     4.70495
    83     4.76592
    84     4.70954
    85     4.77043
    86     4.71429
    87     4.71672
    88     4.89405
    89     4.72170
    90     4.78236
    91     4.72684
    92     4.78741
    93     4.73214
    94     4.73486
    95     4.79529
    96     4.74041
    97     4.80074
    98     4.74614
    99     4.74907
   100     4.86608
   101     4.75428
   102     4.81384
   103     4.75935
   104     4.81880
   105     4.76454
   106     4.76718
   107     4.82648
   108     4.77256
   109     4.83176
   110     4.77808
   111     4.78089
   112     4.95229
   113     4.78662
   114     4.84553
   115     4.79248
   116     4.85129
   117     4.79850
   118     4.34195
   119     4.41607
   120     4.34959
   121     4.42356
   122     4.35741
   123     4.36140
   124     4.57456
   125     4.36952
   126     4.44310

            Excess
Period      Spread
------     -------
   127     4.37784
   128     4.45127
   129     4.38637
   130     4.39072
   131     4.46390
   132     4.39958
   133     4.47259
   134     4.40867
   135     4.41330
   136     4.62218
   137     4.42274
   138     4.49532
   139     4.43243
   140     4.50483
   141     4.44238
   142     4.44745
   143     4.51956
   144     4.45779
   145     4.52972
   146     4.46794
   147     4.47191
   148     4.60844
   149     4.48001
   150     4.55014
   151     4.48834
   152     4.55832
   153     4.49689
   154     4.50126
   155     4.57102
   156     4.51017
   157     4.57978
   158     4.51934
   159     4.52402
   160     4.72261
   161     4.53358
   162     4.60277
   163     4.54341
   164     4.61244
   165     4.55353
   166     4.55870
   167     4.62698
   168     4.56806
   169     4.63599
   170     4.57749
   171     4.58231

            Excess
Period      Spread
------     -------
   172     4.77562
   173     4.59217
   174     4.65971
   175     4.60233
   176     4.66970
   177     4.61280
   178     4.61815
   179     4.68514
   180     4.56645
   181     4.55885
   182     4.50410
   183     4.43090
   184     4.61495
   185     4.44280
   186     4.50788
   187     4.45511
   188     4.51997
   189     4.46784
   190     4.47437
   191     4.53889
   192     4.48776
   193     4.55205
   194     4.50163
   195     4.50875
   196     4.62937
   197     4.52334
   198     4.58699
   199     4.53840
   200     4.60180
   201     4.55402
   202     4.56204
   203     4.62506
   204     4.57853
   205     4.64128
   206     4.59565
   207     4.60444
   208     4.77289
   209     4.61797
   210     4.67637
   211     4.62883
   212     4.68705
   213     4.64012
   214     4.64593
   215     4.70388
   216     4.65791

            Excess
Period      Spread
------     -------
   217     4.71567
   218     4.67037
   219     4.67680
   220     4.83610
   221     4.69005
   222     4.74732
   223     4.70387
   224     4.76093
   225     4.71828
   226     4.72572
   227     4.78247
   228     4.74109
   229     4.79763
   230     4.75715
   231     4.76545
   232     4.91711
   233     4.78262
   234     4.83873
   235     4.80084
   236     4.85688
   237     4.82020
   238     4.83039
   239     4.88632
   240     4.85079
   241     4.90343
   242     4.86664
   243     4.87559
   244     4.97279
   245     4.89416
   246     4.94718
   247     4.91367
   248     4.96651
   249     4.93417
   250     4.94483
   251     4.99743
   252     4.96698
   253     5.01942
   254     4.99034
   255     5.00250
   256     5.13413
   257     5.02784
   258     5.07990
   259     5.05464
   260     5.10657
   261     5.08300

            Excess
Period      Spread
------     -------
   262     5.09779
   263     5.14950
   264     5.12870
   265     5.18030
   266     5.16154
   267     5.17873
   268     5.29765
   269     5.21481
   270     5.26623
   271     5.25330
   272     5.30471
   273     5.29446
   274     5.31613
   275     5.36759
   276     5.36181
   277     5.41338
   278     5.41091
   279     5.43686
   280     5.53851
   281     5.49184
   282     5.54399
   283     5.55132
   284     5.60388
   285     5.61586
   286     5.65022
   287     5.70366
   288     5.72361
   289     5.77786
   290     5.80391
   291     5.84697
   292     5.91364
   293     5.93959
   294     5.99702
   295     6.04203
   296     6.10160
   297     6.15631
   298     6.21086
   299     6.21715
   300     6.21621
   301     6.21520
   302     6.21413
   303     6.21299
   304     6.21177
   305     6.21047
   306     6.20907

            Excess
Period      Spread
------     -------
   307     6.20757
   308     6.20595
   309     6.20419
   310     6.20230
   311     6.20037
   312     6.19828
   313     6.19621
   314     6.19395
   315     6.19171
   316     6.18922
   317     6.18646
   318     6.18343
   319     6.18014
   320     6.17643
   321     6.17235
   322     6.16765
   323     6.16221
   324     6.15581
   325     6.14818
   326     6.13895
   327     6.13125
   328     6.12713
   329     6.12193
   330     6.12230
   331     6.12278
   332     6.12344
   333     6.12440
   334     6.12592
   335     6.12877
   336     6.13044
   337     6.13488
   338     6.15982
   339     6.14621
   340     6.41041
   341     6.41050
   342     6.41061
   343     6.41073
   344     6.41087
   345     6.41102
   346     6.41119
   347     6.41139
   348     6.41161
   349     6.41188
   350     6.41218
   351     6.41255

            Excess
Period      Spread
------     -------
   352     6.41299
   353     6.41354
   354     6.41424
   355     6.41515
   356     6.41641
   357     6.41825
   358     6.42119
   359     6.42668
   360     6.45425
   361     6.45425
   362     6.45426
   363     0.00000

    Balance          # of loans       WAC       WA FICO      WA LTV     Owner Occ%   Cashout Refi%   Full Doc%
$600,000-650,000              0            0            0            0            0              0            0  -------------------
$650,001-700,000              0            0            0            0            0              0            0  Please populate
$700,001-750,000              1        5.625          810        53.07          100              0          100  appropriate loan
$751,001-800,000              1          7.5          640           75          100            100            0  characteristics
$800,001-850,000              0            0            0            0            0              0            0  for each loan
$850,001-900,000              0            0            0            0            0              0            0  bucket.
$900,001-950,000              0            0            0            0            0              0            0
$950,001-1,000,000            0            0            0            0            0              0            0
>$1,000,000                   0            0            0            0            0              0            0  -------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Percentage by range                    Loans without MI
                                             FICOs
               <450   451-500  501-550  551-600  601-650  651-700  701-750  >750
               -----------------------------------------------------------------
        <20     0.0     0.0      0.0      0.1      0.0      0.0      0.0     0.0
               -----------------------------------------------------------------
       20-30    0.0     0.0      0.1      0.1      0.0      0.1      0.0     0.2
               -----------------------------------------------------------------
       30-40    0.0     0.0      0.2      0.4      0.3      0.3      0.5     0.1
               -----------------------------------------------------------------
       40-50    0.0     0.0      0.2      0.6      0.5      0.7      0.7     0.5
               -----------------------------------------------------------------
LTVs   50-60    0.0     0.0      0.4      1.3      1.4      1.1      1.2     1.0
               -----------------------------------------------------------------
       60-70    0.0     0.0      2.0      2.0      2.5      1.7      0.3     0.1
               -----------------------------------------------------------------
       70-80    0.0     0.0      3.9      6.2     10.5     10.4      5.5     1.5
               -----------------------------------------------------------------
       80-90    0.0     0.0      4.9      7.2      8.6      6.9      1.4     0.4
               -----------------------------------------------------------------
       90-100   0.0     0.0      0.1      1.1      4.4      3.8      2.1     0.7
               -----------------------------------------------------------------
        >100    0.0     0.0      0.0      0.0      0.0      0.0      0.0     0.0
               -----------------------------------------------------------------

                                       Loans with MI
                                           FICOs
               <450   451-500  501-550  551-600  601-650  651-700  701-750  >750
               -----------------------------------------------------------------
        <20     0.0     0.0      0.0      0.0      0.0      0.0      0.0     0.0
               -----------------------------------------------------------------
       20-30    0.0     0.0      0.0      0.0      0.0      0.0      0.0     0.0
               -----------------------------------------------------------------
       30-40    0.0     0.0      0.0      0.0      0.0      0.0      0.0     0.0
               -----------------------------------------------------------------
       40-50    0.0     0.0      0.0      0.0      0.0      0.0      0.0     0.0
               -----------------------------------------------------------------
LTVs   50-60    0.0     0.0      0.0      0.0      0.0      0.0      0.0     0.0
               -----------------------------------------------------------------
       60-70    0.0     0.0      0.9      2.0      3.7      4.9      4.7     2.8
               -----------------------------------------------------------------
       70-80    0.0     0.0      1.3      3.9      7.8     10.0      9.1     4.3
               -----------------------------------------------------------------
       80-90    0.0     0.0      0.5      5.9      9.6     12.0      6.0     2.5
               -----------------------------------------------------------------
       90-100   0.0     0.0      0.0      0.3      2.8      3.2      1.4     0.5
               -----------------------------------------------------------------
        >100    0.0     0.0      0.0      0.0      0.0      0.0      0.0     0.0
               -----------------------------------------------------------------

Loan Count                             Loans without MI
                                             FICOs
               <450   451-500  501-550  551-600  601-650  651-700  701-750  >750
               -----------------------------------------------------------------
        <20     0        0        0        2        1        0        0       1
               -----------------------------------------------------------------
       20-30    0        0        4        5        1        3        1       5
               -----------------------------------------------------------------
       30-40    0        0        5       12        8        7       10       6
               -----------------------------------------------------------------
       40-50    0        0        8       22       14       20       17       7
               -----------------------------------------------------------------
LTVs   50-60    0        0       15       37       34       28       21      17
               -----------------------------------------------------------------
       60-70    1        0       50       56       50       29        4       2
               -----------------------------------------------------------------
       70-80    0        0      108      154      220      233      116      32
               -----------------------------------------------------------------
       80-90    0        0      141      177      199      157       33      10
               -----------------------------------------------------------------
       90-100   0        0        1       30      157      212      124      40
               -----------------------------------------------------------------
       >100     0        0        0        0        0        0        0       0
        #      -----------------------------------------------------------------

                                       Loans with MI
                                           FICOs
               <450   451-500  501-550  551-600  601-650  651-700  701-750  >750
               -----------------------------------------------------------------
        <20     0        0        0        0        0        0        0       0
               -----------------------------------------------------------------
       20-30    0        0        0        0        0        0        0       0
               -----------------------------------------------------------------
       30-40    0        0        0        0        0        0        0       0
               -----------------------------------------------------------------
       40-50    0        0        0        0        0        0        0       0
               -----------------------------------------------------------------
LTVs   50-60    0        0        0        0        0        0        0       0
               -----------------------------------------------------------------
       60-70    0        0        7       20       39       45       39      19
               -----------------------------------------------------------------
       70-80    0        0       10       33       81       84       74      30
               -----------------------------------------------------------------
       80-90    0        0        5       59       86       91       50      22
               -----------------------------------------------------------------
       90-100   0        0        0        3       23       23       10       3
               -----------------------------------------------------------------
        >100    0        0        0        0        0        0        0       0
               -----------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                          NOVASTAR 2003-4 ACA TERMSHEET
                               11/1/2003 Balances

Total Outstanding
Principal Balance:            496,039,368
Number Of Loans:                    3,503
                                                                        Minimum          Maximum
Average Outstanding
Principal Balance:         $   141,604.16                     $       10,979.75  $    776,423.35
Weighted Average Current
Loan Rate:                          7.256 %                               4.500           13.375 %

Weighted Average
Remaining Term:                    342.74 months                         118.00           360.00 months
Weighted Average
Seasoning:                           1.36 months                           0.00            34.00 months


                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Lien Position:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
First Lien                          3,149     482,645,203.07              97.30
Second Lien                           354      13,394,164.69               2.70
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

WAVG Original LTV:                  79.22%                                11.85           100.00 %
WAVG Effective LTV:                 72.25%                                11.85           100.00 %
WAVG Credit Score:                    644                                   508              894


                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Prepay Penalties           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Prepayment Penalty                  2,594     380,957,359.88              76.80
No Prepayment Penalty                 909     115,082,007.88              23.20
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

ARM Characteristics:
WAVG Gross Coupon:                  7.311 %                               4.750           11.350 %
WAVG Net Coupon:                    6.547 %                               3.986           10.586 %
WAVG Remaining Term:               358.63 months                        332.00            360.00 months
WAVG Gross Margin:                  5.768 %                               2.750            9.700 %
WAVG Initial Periodic
Rate Cap:                           2.994 %                               1.000            3.000 %
WAVG Periodic Rate Cap:             1.000 %                               1.000            1.000 %
WAVG Maximum Loan Rate:            14.308 %                               9.875           18.350 %
WAVG Months to Roll:                   24 months                              2               35 months

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Product:                   Mortgage Loans   the Cutoff Date     the Cutoff Date
-------------------------------------------------------------------------------
2/28 6 Mo LIBOR ARM                 1,738     267,517,843.65              53.93
Fixed Rate                          1,305     184,811,279.29              37.26
3/27 6 Mo LIBOR ARM                   178      29,761,925.31               6.00
Fixed Rate Balloon                    278      12,995,703.91               2.62
6 Month LIBOR ARM                       4         952,615.60               0.19
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

TOP Index CONCENTRATIONS ($): 60.12 % 6 MO Libor, 39.88 % Fixed Rate

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 10:31:16 EST 2003) [jae] Page: 1 of 4

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Purpose:                   Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Cash Out Refinance                  2,104     314,564,242.76              63.42
Purchase                            1,067     133,202,824.73              26.85
Rate/Term Refinance                   332      48,272,300.27               9.73
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================


                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Occupancy:                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Primary                             3,308     472,086,556.80              95.17
Investment (Non-Owner
 Occupied)                            160      19,222,042.65               3.88
Secondary Home                         34       4,524,756.50               0.91
Investment (Owner
 Occupied)                              1         206,011.81               0.04
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================


                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Property Type:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Single Family Residence             2,682     378,798,664.85              76.36
PUD                                   453      66,940,268.04              13.49
Condo                                 228      27,664,519.54               5.58
Multi-Unit                            140      22,635,915.33               4.56
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================


                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Doc Type:                  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Full Documentation                  1,958     258,244,989.50              52.06
Stated Income                       1,111     174,731,088.81              35.23
No Documentation                      293      41,536,102.84               8.37
Limited Documentation                  74      11,115,292.84               2.24
No Income/No Asset
Verification                           67      10,411,893.77               2.10
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================


                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
MI:                        Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
NO MI                               2,647     361,046,785.75              72.79
MGIC                                  849     134,314,706.49              27.08
PMI                                     7         677,875.52               0.14
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 10:31:16 EST 2003) [jae] Page: 2 of 4

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Credit Score:              Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
  < 460                                 1         137,292.81               0.03
500 - 519                               6       1,373,124.26               0.28
520 - 539                             219      28,059,380.79               5.66
540 - 559                             254      33,522,427.42               6.76
560 - 579                             244      32,699,504.84               6.59
580 - 599                             230      33,014,754.85               6.66
600 - 619                             291      42,953,107.60               8.66
620 - 639                             393      57,847,535.12              11.66
640 - 659                             382      57,104,861.65              11.51
660 - 679                             428      59,290,922.01              11.95
680 - 699                             343      46,751,584.04               9.42
700 - 719                             279      40,533,520.67               8.17
720 - 739                             167      22,253,243.83               4.49
740 - 759                             119      18,018,837.10               3.63
  >= 760                              147      22,479,270.77               4.53
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================


                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Original Loan-to-value          Number of  Outstanding as of  Outstanding as of
Ratio (%):                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
   <=20.00                              4         350,415.72               0.07
20.01 -  30.00                         19       2,139,729.28               0.43
30.01 -  40.00                         48       6,293,349.53               1.27
40.01 -  50.00                         88      11,388,445.66               2.30
50.01 -  60.00                        152      22,543,440.79               4.54
60.01 -  70.00                        361      57,164,772.17              11.52
70.01 -  80.00                      1,175     186,236,688.17              37.54
80.01 -  90.00                      1,030     155,152,482.06              31.28
90.01 - 100.00                        626      54,770,044.38              11.04
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================


                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Principal Balance ():      Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 10,980 -  25,000                      98       2,032,374.56               0.41
 25,001 -  50,000                     264      10,047,106.53               2.03
 50,001 -  75,000                     437      28,113,164.92               5.67
 75,001 - 100,000                     512      45,327,358.89               9.14
100,001 - 150,000                     937     116,862,747.42              23.56
150,001 - 200,000                     557      96,563,080.37              19.47
200,001 - 250,000                     301      67,368,871.03              13.58
250,001 - 300,000                     180      49,154,659.58               9.91
300,001 - 350,000                     108      34,738,386.97               7.00
350,001 - 400,000                      60      22,751,238.31               4.59
400,001 - 450,000                      23       9,775,503.62               1.97
450,001 - 500,000                      20       9,637,957.97               1.94
500,001 - 550,000                       3       1,581,565.37               0.32
550,001 - 600,000                       1         575,504.07               0.12
700,001 - 750,000                       1         733,424.80               0.15
750,001 - 776,423                       1         776,423.35               0.16
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 10:31:16 EST 2003) [jae] Page: 3 of 4

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Property State:            Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Arizona                                70       8,468,123.44               1.71
Arkansas                               26       2,327,869.78               0.47
California                            637     129,408,141.34              26.09
Colorado                               71      11,106,825.42               2.24
Connecticut                            83      11,781,224.85               2.38
Delaware                               14       1,788,871.23               0.36
District of Columbia                   15       2,600,384.31               0.52
Florida                               617      74,998,986.44              15.12
Georgia                                84       9,806,841.93               1.98
Idaho                                  18       1,778,714.85               0.36
Illinois                               63      10,029,439.23               2.02
Indiana                                43       4,038,215.42               0.81
Iowa                                    9         650,920.99               0.13
Kansas                                 17       2,203,050.19               0.44
Kentucky                               37       3,435,731.58               0.69
Louisiana                              85      10,163,097.29               2.05
Maine                                  19       2,250,167.06               0.45
Maryland                               62      10,554,777.23               2.13
Massachusetts                          65      13,096,054.75               2.64
Michigan                               91       9,419,468.24               1.90
Minnesota                              23       3,400,237.66               0.69
Mississippi                            35       3,471,841.81               0.70
Missouri                               65       6,254,710.17               1.26
Montana                                 3         466,549.09               0.09
Nebraska                                3         293,622.88               0.06
Nevada                                 97      12,413,408.36               2.50
New Hampshire                          19       3,229,058.33               0.65
New Jersey                             35       6,791,895.44               1.37
New Mexico                              4         382,380.04               0.08
New York                               83      17,348,602.29               3.50
North Carolina                         72       8,793,050.93               1.77
North Dakota                            1         124,401.97               0.03
Ohio                                  197      20,245,677.20               4.08
Oklahoma                               34       3,130,319.18               0.63
Oregon                                 70       8,880,069.42               1.79
Pennsylvania                           96      11,878,618.71               2.39
Rhode Island                            7       1,455,512.30               0.29
South Carolina                         47       5,542,231.39               1.12
South Dakota                            1         194,678.76               0.04
Tennessee                              53       5,273,876.50               1.06
Texas                                 167      18,224,349.47               3.67
Utah                                   12       2,600,476.58               0.52
Vermont                                 4         577,293.34               0.12
Virginia                               89      14,023,661.09               2.83
Washington                            117      16,418,926.00               3.31
West Virginia                          18       1,748,391.07               0.35
Wisconsin                              21       2,479,522.13               0.50
Wyoming                                 4         489,100.08               0.10
-------------------------------------------------------------------------------
Total                               3,503     496,039,367.76             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 10:31:16 EST 2003) [jae] Page: 4 of 4

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Novastar 03-04

Loans with No MI:
LTV range           WA FICO   Curr Balance   Loan Count
-------------------------------------------------------
  <=020                 640        350,416           4
-------------------------------------------------------
020.01-030              678      2,139,729          19
-------------------------------------------------------
030.01-040              655      6,293,350          48
-------------------------------------------------------
040.01-050              666     11,388,446          88
-------------------------------------------------------
050.01-060              660     22,543,441         152
-------------------------------------------------------
060.01-070              608     31,577,291         192
-------------------------------------------------------
070.01-080              642    137,153,575         863
-------------------------------------------------------
080.01-090              616    105,833,808         717
-------------------------------------------------------
090.01-100              661     43,766,729         564
-------------------------------------------------------

Loans with MI:
LTV range           WA FICO   Curr Balance   Loan Count
-------------------------------------------------------
060.01-070              676     25,587,481          169
-------------------------------------------------------
070.01-080              671     49,083,113          312
-------------------------------------------------------
080.01-090              657     49,318,674          313
-------------------------------------------------------
090.01-100              670     11,003,315           62
-------------------------------------------------------

-------------------------------------------------------
% of loans with LTV > 80 that have MI:             28.7%
-------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Novastar 03-04 Strats

FICO Range                 WA DTI   WA CLTV   WAFICO   AVG BALANCE   % OF DEAL
a. < 500                    23.78      65.3        0       137,293         0.0%
b. 500-525                     41     78.53      520       135,286         1.4%
c. 525-550                  39.67     77.33      537       127,420         7.5%
d. 550-575                  39.98     77.17      561       135,596         8.6%
e. 575-600                  40.04     78.32      587       141,845         8.5%
f. 600-625                  40.51     80.78      612       144,555        11.3%
g. 625-650                  40.34     81.09      637       148,165        15.6%
h. >= 650                   39.66      79.1      701       142,655        47.2%

                           WA DTI   WA CLTV   WAFICO   AVG BALANCE   % OF DEAL
a. < 30                     24.39     77.84      667       123,537        23.5%
b. 30-40                    35.44     78.38      637       138,059        26.4%
c. 40-45                    42.44     79.91      641       144,509        17.7%
d. 45-50                    47.73     81.39      638       157,667        27.1%
e. 50-55                    52.18      76.8      618       171,084         4.8%
f. >= 55                    61.06     69.65      656       214,531         0.5%

Prop Type                  WA DTI   WA CLTV   WAFICO   AVG BALANCE   % OF DEAL
CONDO HI-RISE               41.58     83.46      661       135,845         0.5%
CONDO LO-RISE               41.38     80.56      667       120,017         5.1%
MULTI UNIT                  41.37      73.8      664       161,685         4.6%
PUD                         40.91     81.61      652       147,717        10.9%
PUD DEMINIMUS               37.96      48.6      685       155,352         0.1%
PUD REGULAR                 40.45     81.88      654       147,735         2.5%
SINGLE FAMILY RESIDENCE     39.62     79.04      640       141,237        76.4%

Doc Type                   WA DTI   WA CLTV   WAFICO   AVG BALANCE   % OF DEAL
FULL                        40.18     80.33      625       131,892        52.1%
LIMITED                     37.86     77.04      616       150,207         2.2%
NO DOC                      35.22     77.74      702       141,761         8.4%
OTHER                       40.28     87.31      676       155,401         2.1%
STATED                      39.77     77.58      659       157,274        35.2%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

         Novastar 03-04
         County Breakdown

                                Number  Principal                         WA       WA
                               of Loans Balance     Original WA           Gross    Margin ARMs % Owner           Full Doc
State  COUNTY                           ($)         CLTV (%) FICO  % FRM  Rate (%) Only (%)    Occupied  % SFR   (%)
-------------------------------------------------------------------------------------------------------------------------
AR     BENTON                         6    511,136        84  681     56%    7.942       4.625      100%    100%       17%
AR     CRAIGHEAD                      1    130,312        85  653      0%    8.375           6      100%    100%        0%
AR     CRITTENDEN                     1    102,675     89.57  630    100%     6.99           0      100%    100%      100%
AR     GARLAND                        1     49,852     47.62  605    100%     7.75           0      100%      0%      100%
AR     GREENE                         1     48,347     74.61  722    100%     6.99           0      100%    100%        0%
AR     MADISON                        2    134,512     60.84  701    100%    5.997           0      100%    100%        0%
AR     MARION                         1    110,416        85  659      0%    7.375       6.125      100%    100%        0%
AR     PULASKE                        1    279,741        80  720      0%    6.375        4.25      100%    100%        0%
AR     PULASKI                        4    358,318     74.78  599      7%    7.513       5.249      100%    100%       37%
AR     VAN BUREN                      1     39,943      59.7  580      0%     7.75           6      100%    100%      100%
AR     WASHINGTON                     6    500,796     80.49  632     52%    6.933       5.725      100%     81%       57%
AR     WHITE                          1     61,823     65.26  571    100%    8.125           0      100%    100%        0%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
AZ     COCHISE                        1    135,886        80  618      0%    6.875           6      100%    100%      100%
AZ     MARICOPA                      50  6,498,280     83.84  642     26%    7.483       5.653      100%     50%       55%
AZ     NAVAJO                         2    115,806        84  694     20%    7.075       4.875      100%    100%      100%
AZ     PIMA                           4    298,993     80.14  619     70%    7.676       5.875      100%    100%       70%
AZ     PINAL                          7    550,463     85.53  687     15%     7.57       5.013      100%     71%       29%
AZ     UNKNOWN                        1    195,285     94.97  706      0%      6.5        5.25      100%    100%      100%
AZ     YAVAPAI                        3    547,857      78.4  598     28%    6.908       5.775      100%     28%       55%
AZ     YUMA                           2    125,554     69.27  628     48%    7.506        5.75      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CA     ALAMEDA                       11  3,113,896     73.81  708     52%    6.767       4.804       96%     69%       32%
CA     AMADOR COUNTY                  1    184,630     21.51  575      0%     5.99        5.25      100%    100%      100%
CA     BUTTE                          1    181,805     42.82  715    100%    5.625           0      100%    100%      100%
CA     CALAVERAS                      1    499,570     72.99  625      0%     6.75       5.625      100%    100%        0%
CA     CONTRA COSTA                  16  3,995,533     76.08  652     35%    6.605         5.6       97%     84%       39%
CA     EL DORADO                      3    955,279     86.17  643    100%    6.985           0       73%     63%       63%
CA     FRESNO                         8  1,085,857     82.03  650     54%    6.914       5.933      100%    100%       77%
CA     IMPERIAL                       3    380,938     87.19  627     25%    7.079       6.337      100%    100%      100%
CA     KERN                           8  1,131,067     85.93  657     36%    6.526       5.462      100%    100%       68%
CA     LOS ANGELES                  183 36,425,091     73.51  668     56%    6.589       5.465       96%     75%       41%
CA     MADERA                         2    253,587     50.44  556      0%    6.549        5.35      100%    100%       80%
CA     MARIN                          2    365,625     41.35  631     38%    5.868       5.375      100%     62%       38%
CA     MERCED                         3    530,612     86.84  652     75%    6.916       5.875      100%    100%      100%
CA     MONTEREY                       2    376,156        68  681    100%    6.523           0      100%    100%       43%
CA     NEVADA                         2    615,646     86.83  646     42%    7.262        6.75      100%     58%       58%
CA     ORANGE                        65 15,319,282     71.43  672     54%    6.515       5.606       98%     66%       39%
CA     PLACER                         3    785,224     73.84  658    100%     6.66           0      100%    100%        0%
CA     RIVERSIDE                     54  9,974,775      79.6  644     40%    6.998        5.59       97%     86%       41%
CA     SACRAMENTO                    19  3,377,328     78.05  642     29%     6.75       5.717       89%     93%       54%
CA     SAN BENITO                     1    288,366        85  694      0%      5.5       5.375      100%    100%        0%
CA     SAN BERNADINO                  1     71,488        90  633      0%     6.75        6.25        0%    100%      100%
CA     SAN BERNARDINO                63  9,643,115     79.51  656     53%    6.985       5.745       96%     95%       50%
CA     SAN DIEGO                     52  9,729,815     72.87  661     41%     6.82       5.265       94%     76%       38%
CA     San Diego                      1    327,750        80  629    100%    7.375           0      100%    100%        0%
CA     SAN FRANCISCO                  1    251,073        70  755      0%      6.5        4.75        0%    100%        0%
CA     SAN JOAQUIN                   15  3,179,957     79.95  644     51%    6.593       5.571      100%    100%       79%
CA     SAN LUIS OBISPO                3    704,958     67.77  622     31%    6.651       5.738      100%    100%      100%
CA     SAN MATEO                      8  2,554,002     70.72  650     53%    6.432       5.796       87%     80%       38%
CA     SANTA BARBARA                  3    739,849     66.93  726    100%    6.003           0       75%     64%       39%
CA     SANTA CLARA                   12  3,567,484     77.96  654     49%     6.68       5.821       94%     76%       48%
CA     SANTA CRUZ                     2    659,681     55.49  741    100%    6.002           0       67%    100%       67%
CA     SHASTA                         2    206,399     72.77  655     47%    6.171       6.125      100%    100%      100%
CA     SOLANO                        12  2,711,674     80.21  662     54%    6.555       5.331      100%     85%       53%
CA     SONOMA                         2    512,455     45.18  591     47%    5.663        4.75      100%    100%       47%
-------------------------------------------------------------------------------------------------------------------------

       Novastar 03-04
       County Breakdown

                                Number  Principal                         WA       WA
                               of Loans Balance     Original WA           Gross    Margin ARMs % Owner           Full Doc
State  COUNTY                           ($)         CLTV (%) FICO  % FRM  Rate (%) Only (%)    Occupied  % SFR   (%)
-------------------------------------------------------------------------------------------------------------------------
CA     STANISLAUS                    17  2,725,711     76.91  640     37%    7.005       5.579      100%    100%       47%
CA     SUTTER                         1    211,556        80  736    100%     5.75           0      100%    100%      100%
CA     TULARE                         2    185,526     77.43  634     45%    7.334           6       55%    100%       45%
CA     TUOLUMNE                       1    199,852        80  555      0%      7.5           6      100%    100%      100%
CA     UNKNOWN                        1    320,039        90  675      0%    6.875       4.875      100%    100%        0%
CA     VENTURA                       49 10,914,558      76.6  666     35%    6.647       5.132      100%     77%       19%
CA     YUBA                           1    150,932        90  571      0%    6.625       6.125      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CO     ADAMS                         13  1,583,099      77.7  640     35%    7.579       5.505      100%     91%       50%
CO     ARAPAHOE                      12  1,474,460     81.08  680     24%    6.815       5.281       91%     66%       47%
CO     BOULDER                        3    734,227     86.37  701     12%    7.141       5.106      100%     59%        0%
CO     CLEAR CREEK                    1    174,856     79.55  595      0%     6.99        5.45      100%    100%      100%
CO     DELTA                          1    101,419     88.26  636    100%     7.15           0      100%    100%      100%
CO     DENVER                        10  1,585,276     77.71  671     33%     7.19       5.965      100%     84%       71%
CO     DOUGLAS                        1    217,545     55.19  691    100%     5.75           0      100%    100%      100%
CO     EL PASO                        6  1,045,406     89.06  655     65%    7.458       6.208      100%     73%       51%
CO     ELBERT                         1    222,806     65.59  669    100%      6.7           0      100%    100%        0%
CO     GARFIELD                       1    119,933       100  601      0%      8.9        7.45      100%      0%      100%
CO     JEFFERSON                     11  1,887,140     84.08  634     17%    7.343       5.728      100%     86%       49%
CO     LA PLATA                       1    279,546     51.38  718    100%    7.075           0      100%    100%        0%
CO     LARIMER                        2    481,508     71.44  638     41%    6.613        4.15      100%     41%        0%
CO     MESA                           1    119,744        85  599      0%      6.6        5.65      100%    100%      100%
CO     OTERO                          1     95,790        90  549      0%    8.375        7.75        0%    100%      100%
CO     PARK                           1    214,582        90  568      0%     7.55         6.3      100%    100%      100%
CO     PUEBLO                         1     85,779        85  694    100%     6.99           0      100%    100%        0%
CO     UNKNOWN                        1    276,172        90  686      0%     7.25       5.375      100%    100%      100%
CO     WELD                           3    407,536     70.82  609     69%    6.924       5.125      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CT     FAIRFIELD                     20  3,814,249     81.48  674     37%    7.497       5.359       91%     52%       39%
CT     HARTFORD                      23  3,139,404     78.06  676     55%    7.118       5.624       88%     79%       49%
CT     LITCHFIELD                     4    510,194     71.87  638     60%     7.15       5.645      100%     62%       38%
CT     MIDDLESEX                      1     59,964        50  554      0%     8.55        6.45      100%      0%      100%
CT     NEW HAVEN                     21  2,873,458     81.53  635     39%     7.37       6.198       95%     78%       82%
CT     NEW LONDON                     6    653,837     79.16  658     29%    7.544       5.963       45%     80%       59%
CT     TOLLAND                        3    282,153     81.51  615     33%    7.038       5.817      100%     76%      100%
CT     WINDHAM                        5    447,966     71.68  670     45%    6.921       4.514       82%     82%       62%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
DC     DISTRICT OF COLUMBIA          15  2,600,384     74.57  605     21%    7.408        5.67       85%    100%       80%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
DE     KENT                           3    240,721     81.07  629     11%    7.814       4.798      100%    100%      100%
DE     NEW CASTLE                     8  1,252,047      85.4  628     48%    7.046       6.382      100%     62%      100%
DE     SUSSEX                         3    296,103     60.26  639     61%    7.031       6.125       69%     31%       70%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
FL     ALACHUA                        1     74,361        80  545      0%     9.25        6.75      100%    100%      100%
FL     BAKER                          1     77,848        95  643    100%     7.99           0      100%    100%      100%
FL     BAY                            2    157,124     65.34  665    100%    7.102           0       55%    100%      100%
FL     BREVARD                        5    746,172     86.64  576      0%    8.197       6.754      100%    100%       81%
FL     BROWARD                      118 15,267,244     78.15  641     46%    7.165       5.818       93%     51%       45%
FL     CHARLOTTE                      9  1,045,119     66.52  653     36%    7.296        5.45      100%     87%       38%
FL     CLAY                           2    130,874     79.92  617    100%    8.255           0      100%    100%      100%
FL     COLLIER                       15  2,390,128     82.38  642     47%    7.329       6.267       90%     79%       23%
FL     DADE                          64  8,363,557     79.36  661     48%    7.324        5.87       90%     53%       44%
FL     DESOTO                         1     63,868        90  602      0%     9.35        7.55      100%    100%        0%
FL     DUVAL                         26  2,724,958      81.7  642     41%    7.538       5.837       91%     53%       74%
FL     DUVALL                         1    165,398        90  527    100%      8.5           0      100%    100%      100%
FL     ESCAMBIA                       4    279,835     80.22  658    100%    7.288           0      100%     47%        0%
-------------------------------------------------------------------------------------------------------------------------

       Novastar 03-04
       County Breakdown

                                Number  Principal                         WA       WA
                               of Loans Balance     Original WA           Gross    Margin ARMs % Owner           Full Doc
State  COUNTY                           ($)         CLTV (%) FICO  % FRM  Rate (%) Only (%)    Occupied  % SFR   (%)
-------------------------------------------------------------------------------------------------------------------------
FL     FLAGLER                        2    223,056     92.28  631     56%     8.19         6.5      100%    100%       56%
FL     HENDRY                         1     65,440        95  667      0%    6.875        5.75      100%      0%      100%
FL     HERNANDO                       3    327,720     92.46  648    100%    8.123           0       79%    100%      100%
FL     HILLSBOROUGH                  37  3,847,019     81.22  642     40%    7.424       5.532       98%     61%       51%
FL     INDIAN RIVER                   2    217,515     88.93  567     21%    8.671        7.55       79%    100%      100%
FL     LAKE                           4    509,446     88.32  668     75%    7.692       4.625      100%     68%        0%
FL     LEE                           29  3,621,456     82.97  637     38%    7.535       5.698       82%     89%       51%
FL     LEVY                           1     58,873        95  682    100%    9.875           0      100%    100%        0%
FL     MANATEE                       10  1,048,441      81.9  667     14%    7.489         5.3       89%     80%       20%
FL     MARION                         1    149,529        80  620    100%     7.05           0      100%    100%        0%
FL     MARTIN                         9  1,075,000     84.13  672     61%    7.484       5.777      100%     27%       29%
FL     MIAMI DADE                     5    577,501     75.44  692      9%    6.769        5.07      100%     43%       90%
FL     MIAMI-DADE                    46  5,814,670     78.36  655     65%    7.025       5.389       99%     69%       33%
FL     OKALOOSA                       5    364,638     67.55  597     12%    8.598       6.569      100%     80%       50%
FL     ORANGE                        36  4,663,942     85.35  637     32%    7.623       6.288       95%     50%       62%
FL     OSCEOLA                        6    765,784     87.61  649     39%    7.963       6.392       78%     37%       54%
FL     PALM BEACH                    76  9,685,578      79.9  639     31%    7.189        5.61       96%     43%       41%
FL     PASCO                         11  1,059,227     84.09  594     39%    8.536       6.748       91%     69%       80%
FL     PINELLAS                      16  1,447,763     73.37  624     36%    7.513       5.793       93%     84%       64%
FL     POLK                          11  1,068,124     79.75  625     36%    7.823       5.985       85%     66%       58%
FL     PUTNAM                         1     62,963     88.73  619      0%    8.625           6      100%    100%      100%
FL     SAINT LUCIE                   12  1,743,400     82.89  642     58%    7.266       5.357      100%     87%       50%
FL     SANTA ROSA                     4    479,700     80.37  638     49%    7.668       5.614       75%    100%       51%
FL     SARASOTA                       7    802,955     79.86  616     12%     7.44       5.733      100%    100%       54%
FL     SEMINOLE                       9  1,305,668     81.79  666     62%    6.866       6.572       88%     71%       70%
FL     ST JOHNS                       3    416,190     79.51  633      0%    7.499        5.83      100%    100%       52%
FL     ST LUCIE                       3    357,572     88.53  679    100%    8.205           0      100%     41%       41%
FL     UNION                          1     62,846        90  603    100%     9.85           0      100%    100%      100%
FL     VOLUSIA                       16  1,572,580     71.14  607     30%    8.143       6.464       81%     60%       18%
FL     Volusia                        1    117,908     72.84  570    100%     7.25           0      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
GA     BARROW                         1     75,270     84.72  670    100%     7.99           0      100%    100%        0%
GA     BARTOW                         1    142,399        75  559    100%     7.75           0      100%    100%      100%
GA     BRYAN                          2    113,913        84  634     20%    7.751       4.375      100%    100%      100%
GA     BUTTS                          2    127,279        84  644     20%    6.375        4.45      100%      0%      100%
GA     CARROLL                        1     74,730        85  547      0%     9.75       7.125      100%    100%      100%
GA     CATOOSA                        1    221,693        90  575    100%     7.75           0      100%    100%      100%
GA     CHATHAM                        1     99,385        85  651      0%    8.125       6.125        0%    100%      100%
GA     CHEROKEE                       2    419,329     92.45  672      0%    8.195       6.106      100%    100%       69%
GA     CLAYTON                        4    448,244     91.52  614      0%    8.268         6.5       70%    100%      100%
GA     COBB                           9  1,147,871     84.51  650      4%     7.44       5.418       91%     59%       43%
GA     COOK                           1     49,028     61.33  622      0%    7.125       4.625      100%    100%      100%
GA     DE KALB                        2    320,326     89.84  589      0%    9.018         7.3      100%    100%       66%
GA     DEKALB                        10    894,230     84.13  640      6%    7.922        5.65       90%    100%       70%
GA     ELBERT                         3    260,298     76.69  621      0%    7.369       5.587      100%    100%       63%
GA     FAYETTE                        2    255,131      92.6  667      0%    7.917       6.375        0%    100%      100%
GA     FORSYTH                        2    334,000     87.66  633     68%    7.375       5.625      100%     32%      100%
GA     FRANKLIN                       1     71,371        80  586    100%     7.99           0      100%    100%      100%
GA     FULTON                        20  2,270,759     80.78  626     16%    7.831       5.721       89%     63%       47%
GA     GWINNETT                       5    815,473     92.06  610     23%    7.557       6.315      100%     58%       81%
GA     HALL                           4    749,926     89.35  592      3%    7.944       6.485      100%    100%      100%
GA     MURRAY                         1    110,924        75  556    100%    7.875           0      100%    100%      100%
GA     NEWTON                         1    125,237        95  655      0%     9.05         7.1      100%    100%        0%
GA     PAULDING                       1     99,801       100  621      0%      9.5       7.625      100%    100%      100%
GA     RICHMOND                       1     79,875     89.99  670      0%     7.25           6        0%    100%      100%
GA     ROCKDALE                       1    112,421        90  662      0%     7.75        5.25      100%    100%        0%
-------------------------------------------------------------------------------------------------------------------------

       Novastar 03-04
       County Breakdown

                                Number  Principal                         WA       WA
                               of Loans Balance     Original WA           Gross    Margin ARMs % Owner           Full Doc
State  COUNTY                           ($)         CLTV (%) FICO  % FRM  Rate (%) Only (%)    Occupied  % SFR   (%)
-------------------------------------------------------------------------------------------------------------------------
GA     TIFT                           1     83,253      83.3  572    100%    8.875           0      100%    100%      100%
GA     TROUP                          1    116,917        90  662      0%     7.75         5.5      100%    100%      100%
GA     WALKER                         1     71,948        90  671    100%    7.625           0        0%    100%      100%
GA     WALTON                         2    115,811        84  694     20%    7.801        4.55      100%    100%        0%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
IA     BLACK HAWK                     1     75,954        95  628      0%      8.5        7.05      100%    100%      100%
IA     CLINTON                        1     69,903     89.97  638      0%    7.875       6.125      100%    100%        0%
IA     MARSHALL                       1     68,315        90  588      0%    8.375           7      100%    100%      100%
IA     POLK                           1    101,860      84.3  537    100%     7.99           0      100%    100%      100%
IA     POTTAWATTAMIE                  3    177,696     73.02  621     12%    7.156       5.065      100%    100%       42%
IA     SCOTT                          1     65,580      59.8  553    100%     7.73           0      100%    100%      100%
IA     WOODBURY                       1     91,612        90  681      0%    5.875        5.75      100%    100%        0%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
ID     ADA                            6    555,697     89.26  668     41%    8.025       6.108      100%     41%       72%
ID     BANNOCK                        1    111,516        90  645      0%     7.45         5.5      100%    100%        0%
ID     BOUNDARY                       1    169,854     61.82  586      0%     6.75       5.125      100%    100%        0%
ID     CANYON                         4    413,651     89.52  658      5%    8.346       5.849      100%     76%       86%
ID     KOOTENAI                       4    308,056     83.71  673     69%    8.371        4.25       65%     65%       65%
ID     TWIN FALLS                     1    147,785        80  599      0%    7.625        6.25      100%    100%        0%
ID     WASHINGTON                     1     72,156        95  641      0%      8.5        7.05      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
IL     COOK                          27  4,170,196     73.75  628     22%    7.176        5.79       91%     65%       61%
IL     DU PAGE                        3    630,918     77.71  631     34%    6.907       5.479      100%     76%       59%
IL     DUPAGE                         4    904,161     74.87  652     53%    7.395       5.811       77%     60%        0%
IL     JERSEY                         1     74,651        90  593      0%     8.15        6.45      100%    100%      100%
IL     KANE                           3    612,752     73.07  563      0%    7.409       5.592      100%    100%      100%
IL     LAKE                           3    363,836     60.11  642     53%    7.265           5      100%    100%       44%
IL     MADISON                        3    424,681     90.98  613      0%    7.029       5.874      100%    100%       71%
IL     MCHENRY                        4    943,000     84.18  641     32%    7.252       5.444      100%    100%       59%
IL     MCLEAN                         1    137,593        90  723      0%     7.25           5      100%    100%        0%
IL     ST CLAIR                       2     84,852     83.99  662     20%    9.238           6      100%    100%        0%
IL     WILL                           9  1,379,486      82.3  621      6%    7.995       5.824      100%     71%       18%
IL     WILLIAMSON                     1     82,957       100  644      0%      9.2        7.75      100%    100%      100%
IL     WINNEBAGO                      1     86,467        70  648    100%     8.25           0      100%    100%        0%
IL     WOODFORD                       1    133,890        90  646      0%     7.25        5.75      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
IN     BOONE                          1     73,847        90  533      0%     8.75        6.75      100%    100%      100%
IN     BROWN                          1     70,184     80.81  587    100%     6.99           0      100%    100%      100%
IN     CASS                           1    103,870        80  595      0%    8.375           6      100%    100%      100%
IN     CLARK                          2    119,402        84  642     20%     7.24        4.75      100%    100%      100%
IN     CRAWFORD                       1     81,730     65.08  674    100%      6.5           0      100%    100%      100%
IN     ELKHART                        1    104,334        75  640    100%     6.99           0      100%    100%      100%
IN     FLOYD                          2    213,526     94.57  588      0%    8.618       6.799      100%    100%      100%
IN     HAMILTON                       3    569,562     83.82  572     49%    7.352        6.75      100%    100%      100%
IN     HANCOCK                        1    134,907     88.24  525      0%    7.875        6.25      100%    100%      100%
IN     HENDRICKS                      2    257,281        84  648     20%      7.1       5.125      100%    100%      100%
IN     JEFFERSON                      2     81,814        84  715     20%    7.894         4.8      100%    100%        0%
IN     JOHNSON                        1     94,443        90  625    100%      8.5           0      100%    100%      100%
IN     LAKE                           2     94,845        84  657     20%    7.201         4.5      100%    100%      100%
IN     MARION                        12  1,194,736     81.59  626     56%    7.473       6.076       89%     61%       65%
IN     MONROE                         1    134,919     88.24  555      0%    8.525         8.3      100%    100%      100%
IN     MONTGOMERY                     1     89,961        60  619    100%   10.125           0      100%    100%        0%
IN     NOBLE                          1     50,703     69.86  693    100%     6.85           0      100%    100%        0%
IN     PORTER                         1     87,254        70  565    100%      8.3           0      100%    100%      100%
IN     STARKE                         1     60,484        80  528      0%    8.375       6.875      100%    100%      100%
IN     VANDERBURGH                    3    203,786     84.33  701      0%    7.187       5.299       76%    100%       76%
-------------------------------------------------------------------------------------------------------------------------

       Novastar 03-04
       County Breakdown

                                Number  Principal                         WA       WA
                               of Loans Balance     Original WA           Gross    Margin ARMs % Owner           Full Doc
State  COUNTY                           ($)         CLTV (%) FICO  % FRM  Rate (%) Only (%)    Occupied  % SFR   (%)
-------------------------------------------------------------------------------------------------------------------------
IN     VIGO                           2     92,634     80.49  622     52%    7.727         5.7      100%    100%       48%
IN     WHITE                          1    123,993        85  657    100%     6.75           0      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
KS     ANDERSON                       1    126,202        80  576    100%     9.25           0      100%    100%      100%
KS     DOUGLAS                        2    363,170     74.02  632      0%    6.541       5.836      100%    100%       31%
KS     HARVEY                         2    143,863        84  721     20%    8.654       4.625      100%    100%        0%
KS     JOHNSON                        5    671,316      81.6  673     22%    7.035       6.088      100%     78%       35%
KS     LEAVENWORTH                    2    435,073     83.57  651     64%     7.44       6.625      100%     64%       36%
KS     NEOSHO                         1     46,774        90  661    100%     8.95           0      100%    100%        0%
KS     SALINE                         1    109,916     63.95  566      0%    7.375       6.125      100%    100%        0%
KS     STAFFORD                       1     44,978        90  685    100%      9.6           0      100%    100%        0%
KS     WYANDOTTE                      2    261,758     94.65  585      0%    8.815       7.429      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
KY     ANDERSON                       3    223,594     87.14  627     58%    7.824        6.15      100%    100%       29%
KY     BOONE                          3    330,718     94.37  737      7%     7.68       5.467      100%    100%        0%
KY     BULLITT                        1    158,924       100  601      0%    9.625       7.875      100%      0%      100%
KY     CARTER                         1     85,933      65.4  572    100%     7.25           0      100%    100%      100%
KY     CLARK                          1     61,467        75  604      0%      9.1         6.7      100%    100%        0%
KY     FAYETTE                        5    476,859     85.45  579     17%    8.102       6.171      100%    100%      100%
KY     FRANKLIN                       2    181,855     81.57  612      0%    7.153       5.597       45%    100%       55%
KY     GARRARD                        1    109,523        80  647      0%      7.8        6.45        0%    100%        0%
KY     HARDIN                         1     96,490      86.2  696    100%    8.875           0      100%    100%        0%
KY     JEFFERSON                     14  1,070,314     76.08  645     45%    7.131       5.634      100%     91%       61%
KY     KENTON                         1    207,867        80  534      0%     8.25       6.875      100%    100%      100%
KY     MCCRACKEN                      2    218,712     86.17  634      0%    8.191       5.492      100%    100%      100%
KY     NELSON                         1    143,911        90  534      0%    8.375           7      100%    100%      100%
KY     SCOTT                          1     69,565        80  606    100%     9.35           0        0%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
LA     ASCENSION                      6  1,346,218     86.92  663     62%     6.94       5.065      100%    100%       19%
LA     AVOYELLES                      1     50,095        90  619    100%      7.5           0      100%    100%      100%
LA     BOSSIER                        2    334,408     80.57  697     72%    6.206        5.75      100%    100%      100%
LA     EAST BATON ROUGE              17  2,035,540     84.23  622     43%    8.245       6.877       91%     92%       80%
LA     JEFFERSON                     18  2,225,455     76.13  635     49%    7.493       5.896       95%     95%       47%
LA     LAFAYETTE                      2    281,498     88.08  639    100%    6.791           0      100%    100%      100%
LA     LIVINGSTON                     3    318,393      85.5  565      0%     8.36       6.288      100%    100%       55%
LA     ORLEANS                       16  1,639,301     83.01  625     41%    7.577       5.934       93%     71%       65%
LA     OUACHITA                       1     46,127     84.99  562      0%      9.5       7.875      100%    100%      100%
LA     PLAQUEMINES                    1    169,534     89.71  596      0%    7.125       6.375      100%    100%        0%
LA     RAPIDES                        2    184,778     66.33  559      0%     7.99       5.775      100%    100%       69%
LA     SAINT BERNARD                  2    149,020     87.78  583     56%    9.161       6.125      100%     56%      100%
LA     SAINT LANDRY                   1     60,315        85  599      0%     8.75       6.375      100%    100%        0%
LA     SAINT MARTIN                   1     62,031        90  684    100%     8.99           0      100%    100%      100%
LA     SAINT TAMMANY                  4    502,782      79.1  603     19%    7.538       6.222      100%    100%       77%
LA     TANGIPAHOA                     6    536,779     80.88  568     55%     7.84       6.689      100%    100%      100%
LA     VERMILION                      1     74,948     87.21  576    100%      7.8           0      100%    100%      100%
LA     WASHINGTON                     1    145,874     76.84  700      0%     6.75           5      100%    100%        0%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
MA     BARNSTABLE                     1    187,335     56.99  553      0%    6.625       4.875      100%    100%      100%
MA     BERKSHIRE                      1     89,491        80  559      0%      8.5        6.75      100%    100%      100%
MA     BRISTOL                        7  1,416,439     79.66  640     43%    6.678        5.81      100%     68%       79%
MA     ESSEX                          9  2,097,617     76.14  630     22%    6.806       5.222      100%     40%       43%
MA     FRANKLIN                       2    219,148     74.22  627      0%    7.918       6.216       42%     42%        0%
MA     HAMPDEN                        5    753,769     74.78  593     35%     7.41       6.248      100%     82%       86%
MA     HAMPSHIRE                      1    119,917     73.39  588      0%    7.875           6      100%    100%      100%
MA     MIDDLESEX                     11  2,256,798     73.74  607     16%    7.627       6.254      100%     84%       50%
MA     NORFOLK                        5  1,113,525     69.69  628     11%    6.866       5.596      100%     86%       30%
-------------------------------------------------------------------------------------------------------------------------

       Novastar 03-04
       County Breakdown

                                Number  Principal                         WA       WA
                               of Loans Balance     Original WA           Gross    Margin ARMs % Owner           Full Doc
State  COUNTY                           ($)         CLTV (%) FICO  % FRM  Rate (%) Only (%)    Occupied  % SFR   (%)
-------------------------------------------------------------------------------------------------------------------------
MA     PLYMOUTH                       6  1,388,729     71.04  641      0%    6.888       5.276      100%    100%       66%
MA     SUFFOLK                        4    853,554     73.44  617     41%     8.11       5.432      100%     63%       23%
MA     WORCESTER                     13  2,599,732     82.33  650     23%    7.241       5.322      100%     73%       40%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
MD     ANNE ARUNDEL                   7  1,298,960     82.83  589     11%    7.868       6.285       92%     88%       59%
MD     BALTIMORE                      6    937,005     89.74  611     34%    7.398       6.051      100%     61%      100%
MD     BALTIMORE CITY                 3    266,576     90.57  639    100%    9.402           0       62%    100%       35%
MD     CALVERT                        2    402,371     80.33  597      0%    7.545       6.294      100%    100%       34%
MD     CARROLL                        2    291,733     66.59  625     34%    8.189       6.875      100%     66%       66%
MD     CECIL                          1     94,935        75  662    100%     6.45           0      100%    100%        0%
MD     CHARLES                        3    388,334     90.79  649     12%    8.082       5.292      100%     58%       58%
MD     FREDERICK                      3    524,922     74.44  621     70%    7.799           7      100%     78%       70%
MD     HARFORD                        1     49,544     33.33  587    100%      7.5           0      100%    100%      100%
MD     HOWARD                         2    504,375      95.6  670      0%    6.862       5.258      100%     56%       56%
MD     MONTGOMERY                     9  1,803,741     73.79  606      3%    7.929       5.913      100%     61%       84%
MD     PRINCE GEORGES                16  2,398,486     81.33  635     24%    7.469       6.096      100%     57%       86%
MD     PRINCE GEORGEs                 1    154,390     88.29  682    100%      7.7           0      100%    100%      100%
MD     QUEEN ANNES                    1    252,771     72.29  633      0%      6.5       5.625      100%      0%        0%
MD     SAINT MARYS                    1    150,683        75  534      0%     9.99        7.25      100%    100%      100%
MD     UNKNOWN                        1    368,781        90  602      0%      8.6         6.9      100%    100%        0%
MD     WICOMICO                       2    526,030     83.61  629      0%    6.874       5.081      100%    100%       24%
MD     WORCESTER                      1    141,141        90  618      0%    8.875       6.125      100%    100%        0%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
ME     ANDROSCOGGIN                   2    235,173     87.35  605     38%    8.882        6.55      100%    100%      100%
ME     CUMBERLAND                     8    968,672     73.43  661    100%    7.602           0       65%     65%       24%
ME     KENNEBEC                       2    205,556     85.55  643    100%    7.685           0      100%    100%       46%
ME     LINCOLN                        2    258,742     75.59  661    100%    6.487           0      100%    100%       27%
ME     PENOBSCOT                      1     77,148     82.13  642    100%     7.99           0        0%      0%      100%
ME     SAGADAHOC                      1    111,841     70.89  553      0%     7.75       6.625      100%    100%      100%
ME     WALDO                          1     97,927     53.85  541      0%      7.5         5.5      100%    100%      100%
ME     YORK                           2    295,107     73.76  736    100%    6.795           0      100%    100%        0%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
MI     ALLEGAN                        1     54,857     71.88  795    100%      7.2           0      100%      0%        0%
MI     ANTRIM                         1     75,432      75.5  658      0%     6.55        5.25      100%    100%      100%
MI     BENZIE                         1    111,923        80  622      0%    7.875        6.25      100%    100%        0%
MI     BERRIEN                        1     48,505        60  767    100%      8.5           0        0%    100%      100%
MI     CHARLEVOIX                     1     84,400       100  693      0%     7.75         5.8      100%    100%      100%
MI     CLINTON                        3    266,802     77.17  591     30%    8.234       6.175      100%    100%       52%
MI     GENESEE                        8    687,801     78.01  594     14%    7.874       6.167       68%    100%       69%
MI     GOGEBIC                        1     48,773        80  568      0%    8.875       6.375      100%    100%      100%
MI     GRAND TRAVERSE                 1    128,373        90  770      0%     7.45         5.5      100%      0%        0%
MI     INGHAM                        11  1,345,069     92.01  645     19%    7.897       6.142      100%    100%       88%
MI     IONIA                          1     86,940     89.69  613      0%    7.875         6.5      100%    100%      100%
MI     JACKSON                        3    420,348     79.58  617      0%     7.86        6.03      100%    100%        0%
MI     KENT                           6    506,295     78.03  635     26%    7.244       5.633      100%    100%       77%
MI     LAPEER                         1     97,691        85  581      0%      8.5       6.125      100%    100%      100%
MI     LENAWEE                        1     49,962      64.1  696    100%    7.375           0      100%    100%      100%
MI     LIVINGSTON                     1    129,929     74.29  522      0%     8.99        7.25      100%    100%      100%
MI     MACOMB                         7    797,018     84.98  629     18%    7.405       6.057      100%    100%       65%
MI     MIDLAND                        1     73,904        85  561      0%     8.35        7.15      100%    100%        0%
MI     MONROE                         1    122,405     77.53  646    100%      7.3           0      100%    100%      100%
MI     MONTCALM                       2    130,194     79.51  585    100%    8.381           0      100%    100%      100%
MI     MUSKEGON                       3    368,520     84.17  641     30%    7.489       6.521      100%    100%       63%
MI     NEWAYGO                        1    103,135        80  584      0%      8.3         6.9      100%    100%        0%
MI     OAKLAND                        9  1,123,332     78.14  610     18%    7.705       5.988       84%     84%       61%
MI     OTTAWA                         1    139,911       100  678    100%     8.25           0      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

       Novastar 03-04
       County Breakdown

                                Number  Principal                         WA       WA
                               of Loans Balance     Original WA           Gross    Margin ARMs % Owner           Full Doc
State  COUNTY                           ($)         CLTV (%) FICO  % FRM  Rate (%) Only (%)    Occupied  % SFR   (%)
-------------------------------------------------------------------------------------------------------------------------
MI     SAGINAW                        1     66,955     54.47  524      0%     7.99        6.25      100%    100%      100%
MI     SHIAWASSEE                     3    404,560     81.79  566      0%    7.784       6.274      100%    100%       84%
MI     WASHTENAW                      1    180,280        95  631      0%     7.85        6.55      100%    100%      100%
MI     WAYNE                         19  1,766,154      80.8  620     20%     7.91       5.901       87%    100%       63%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
MN     ANOKA                          3    753,880      87.9  659      0%    7.254       5.603      100%     74%        0%
MN     BENTON                         1     99,824        90  698      0%     7.35        5.55      100%    100%        0%
MN     CASS                           1    215,869        90  670    100%      8.5           0      100%    100%        0%
MN     CLAY                           1     64,539        85  573      0%    9.675         7.9      100%    100%      100%
MN     HENNEPIN                       9  1,143,161     83.02  594      5%    7.865       6.126      100%     81%       74%
MN     LAC QUI PARLE                  1     51,230        90  620      0%      9.6        7.15      100%    100%      100%
MN     RAMSEY                         3    587,952     88.04  661      0%    7.496       5.896       61%     61%       73%
MN     SHERBURNE                      1    180,292        95  663    100%     8.35           0      100%    100%        0%
MN     WABASHA                        1     62,194        65  620      0%      5.5        4.75      100%    100%        0%
MN     WRIGHT                         2    241,297     71.91  612      0%    6.878       5.627      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
MO     AUDRAIN                        1     47,948     78.69  635      0%      9.1       6.375      100%    100%      100%
MO     BUCHANAN                       2    181,596     71.94  576      0%    7.057        5.82      100%    100%      100%
MO     CASS                           4    479,203     78.57  597     30%    7.368       6.112      100%    100%       59%
MO     cass                           1    195,344        85  610      0%    7.125       5.625      100%    100%      100%
MO     CHRISTIAN                      1    111,075        90  560      0%     7.99         6.5      100%    100%      100%
MO     CLAY                           4    364,585     86.72  676      6%     6.88       5.388      100%     68%      100%
MO     JACKSON                       12    994,107     83.42  645     32%    7.765       5.971       95%     91%       79%
MO     JASPER                         1    151,841     79.16  617      0%     5.75         4.5      100%    100%      100%
MO     JEFFERSON                      2    422,566     84.47  664     53%     7.56       5.375      100%    100%        0%
MO     LACLEDE                        1    179,849        90  557    100%    6.875           0      100%    100%      100%
MO     NEWTON                         1     59,856     79.87  644    100%      7.5           0      100%    100%      100%
MO     PETTIS                         1     40,871     69.92  628      0%      7.8           6      100%    100%      100%
MO     PLATTE                         5    366,020     84.21  657     14%    7.967       5.063      100%     49%       49%
MO     POLK                           2    188,413     79.56  550      0%    7.622       6.275      100%    100%       60%
MO     SAINT CHARLES                  1    225,288        80  578      0%    7.875           6      100%      0%        0%
MO     SAINT LOUIS                   14  1,200,884     84.13  622     23%    8.068       6.365       92%     90%       46%
MO     SAINT LOUIS CITY               3    193,076     66.63  578     62%    8.411       6.125       62%     25%       25%
MO     ST CHARLES                     5    479,752     88.05  728     13%    7.927       5.408      100%     67%       33%
MO     ST LOUIS                       3    212,565     70.75  582     28%    8.416       6.228      100%    100%      100%
MO     STONE                          1    159,869        80  635    100%     6.99           0      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
MS     COPIAH                         2    201,675     95.36  622      0%    8.412       7.581      100%    100%       77%
MS     DESOTO                         4    471,165     83.85  649     33%    7.759       5.513      100%    100%      100%
MS     FORREST                        2    318,321     96.52  668    100%    7.173           0      100%    100%       77%
MS     HARRISON                       3    289,372     78.89  611     59%    7.349        6.25       59%    100%      100%
MS     HINDS                          2    280,079     80.79  541      0%   10.132       7.944      100%    100%       16%
MS     HUMPHREYS                      1     47,363        95  654    100%     7.99           0      100%    100%      100%
MS     ITAWAMBA                       1     91,732        85  585      0%      7.5        6.15      100%    100%      100%
MS     JACKSON                        4    211,888     86.59  678     81%    7.902       6.375       75%    100%       81%
MS     JONES                          1     90,665     86.48  630      0%      7.5       5.625      100%    100%        0%
MS     LAMAR                          3    304,677     79.19  578     68%    8.082           7      100%    100%       68%
MS     LEE                            2    169,845     83.39  603      0%    6.684       5.936      100%    100%       28%
MS     MADISON                        2    184,873     57.73  577     41%    7.907         5.4      100%    100%      100%
MS     MARSHALL                       2    181,571     77.21  584     22%     7.94        6.95      100%    100%       22%
MS     PEARL RIVER                    1     67,311        90  607    100%    8.375           0      100%    100%        0%
MS     RANKIN                         2    387,458     93.04  595      0%    6.978       6.148      100%    100%      100%
MS     WASHINGTON                     2    119,905     87.17  685    100%    7.895           0      100%    100%       61%
MS     YAZOO                          1     53,941        90  566      0%     8.99        6.75      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
MT     FLATHEAD                       1     86,919        75  604      0%    6.375           5      100%    100%      100%

       Novastar 03-04
       County Breakdown

                                Number  Principal                         WA       WA
                               of Loans Balance     Original WA           Gross    Margin ARMs % Owner           Full Doc
State  COUNTY                           ($)         CLTV (%) FICO  % FRM  Rate (%) Only (%)    Occupied  % SFR   (%)
-------------------------------------------------------------------------------------------------------------------------
MT     MISSOULA                       1    297,797     83.33  755    100%     5.25           0      100%    100%        0%
MT     SILVER BOW                     1     81,833        90  624      0%     6.99           6      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
NC     ALAMANCE                       1    107,501        90  532      0%     9.85         7.7      100%    100%      100%
NC     AVERY                          1    178,206        85  617      0%     6.99           6      100%    100%      100%
NC     BRUNSWICK                      1     99,941     65.36  594    100%    8.625           0      100%    100%        0%
NC     BUNCOMBE                       2    129,864     83.99  695     20%    8.199       5.125      100%    100%        0%
NC     BURKE                          1    119,131     81.36  528      0%      8.7        7.25        0%    100%      100%
NC     CABARRUS                       5    580,709     86.83  613     14%    8.576       6.143      100%    100%       12%
NC     CALDWELL                       1    136,706        80  563      0%    7.875        5.75      100%    100%      100%
NC     CATAWBA                        1    106,204        85  546      0%     10.1         8.5      100%    100%      100%
NC     COLUMBUS                       1    152,897     89.74  671      0%     7.99       5.625      100%    100%        0%
NC     CUMBERLAND                     1    239,886     89.72  522      0%    9.685         8.5      100%    100%      100%
NC     DAVIDSON                       4    270,969     83.18  598     33%    7.758       5.885      100%    100%      100%
NC     DURHAM                         4    258,526     83.48  625     10%    8.831       6.244      100%     49%       75%
NC     FORSYTH                        9    785,027     88.07  675      9%    7.942       5.652      100%    100%       31%
NC     GUILFORD                       4    365,820     83.04  603      9%    8.593        6.27       73%    100%       56%
NC     IREDELL                        1    130,412        90  546      0%     7.99        6.25      100%    100%      100%
NC     JOHNSTON                       3    256,822     92.72  703      9%    7.882       5.389      100%    100%       54%
NC     JONES                          1     64,499        85  585    100%     8.99           0      100%    100%      100%
NC     LEE                            1    145,132     88.49  661    100%    6.475           0      100%    100%      100%
NC     MARTIN                         1     61,963     59.05  562    100%     8.55           0      100%    100%      100%
NC     MECKLENBURG                    4    749,918      81.8  643     14%    7.479       4.692      100%     80%       45%
NC     NASH                           1    363,400        70  628    100%     6.99           0      100%    100%        0%
NC     NEW HANOVER                    5    848,856     76.85  643     44%    7.239       5.693      100%    100%        0%
NC     ONSLOW                         1     79,146        90  640      0%      7.9        5.75      100%    100%      100%
NC     PITT                           2    213,474     92.58  654     52%    8.443       5.875      100%    100%       52%
NC     RANDOLPH                       1    269,697        60  686      0%    5.375           4      100%    100%      100%
NC     Randolph                       1     78,289        70  582      0%     7.75           6      100%    100%      100%
NC     SURRY                          2    139,893        84  687     20%    7.375        4.75      100%    100%      100%
NC     UNION                          2    335,950     78.35  687      0%    8.264        5.45      100%    100%       19%
NC     WAKE                           7  1,163,913     82.51  597      9%    8.375       6.842      100%     37%       32%
NC     WATAUGA                        1    179,866        90  597      0%      7.5        6.95      100%    100%      100%
NC     WAYNE                          1     95,947     89.72  603    100%     8.99           0      100%      0%      100%
NC     WILSON                         1     84,486        90  648    100%     7.99           0      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
ND     GRAND FORKS                    1    124,402        65  522    100%    6.875           0      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
NE     DOUGLAS                        1     91,871        80  596      0%      7.8        6.55      100%      0%        0%
NE     SARPY                          2    201,752     83.99  705     20%    7.124           4      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
NH     CHESHIRE                       2    290,367     85.76  574      0%    7.126       6.439      100%    100%      100%
NH     GRAFTON                        1    193,993        80  628      0%     5.75        5.75      100%    100%        0%
NH     HILLSBOROUGH                   6    833,927        71  626     53%    6.671       5.422      100%    100%       81%
NH     HILLSBOUROUGH                  1    187,021        95  637      0%    7.875       6.125      100%    100%      100%
NH     OTSEGO                         1    263,304        85  532      0%      7.5       6.125      100%    100%      100%
NH     ROCKINGHAM                     8  1,460,445     70.69  655     42%    5.974       4.981      100%     82%       73%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
NJ     ATLANTIC                       1    102,522        90  679      0%      7.4         5.8      100%    100%        0%
NJ     BERGEN                         1     99,928     28.99  560      0%    7.625       5.125      100%    100%      100%
NJ     BURLINGTON                     2    199,044     80.63  540      0%    9.672       7.625      100%      0%      100%
NJ     CAMDEN                         1    145,169     82.09  710    100%      6.5           0      100%    100%      100%
NJ     CAPE MAY                       1     73,945     54.02  535      0%      7.5        6.25      100%    100%        0%
NJ     ESSEX                          5    860,203     79.37  634     20%    8.507       6.454       80%     10%       56%
NJ     GLOUCESTER                     2    215,414     86.75  592     65%    8.412       6.125       65%    100%      100%
NJ     HUDSON                         2    473,065        95  637      0%    7.964        6.86      100%      0%      100%
-------------------------------------------------------------------------------------------------------------------------

       Novastar 03-04
       County Breakdown

                                Number  Principal                         WA       WA
                               of Loans Balance     Original WA           Gross    Margin ARMs % Owner           Full Doc
State  COUNTY                           ($)         CLTV (%) FICO  % FRM  Rate (%) Only (%)    Occupied  % SFR   (%)
-------------------------------------------------------------------------------------------------------------------------
NJ     HUNTERDON                      1    187,617     86.12  577      0%     8.25        6.65      100%    100%      100%
NJ     MERCER                         1     95,920        80  700    100%      6.9           0      100%    100%        0%
NJ     MIDDLESEX                      4    656,743     66.09  662     35%    6.608       4.826      100%     82%       21%
NJ     MONMOUTH                       1    224,843        90  769    100%      7.8           0      100%    100%        0%
NJ     MORRIS                         1    384,626        90  699      0%      7.5        5.25      100%    100%        0%
NJ     OCEAN                          2    676,729     80.47  650     45%    6.859         5.2      100%    100%       55%
NJ     PASSAIC                        3    657,878     72.59  646     26%    7.501       5.365      100%     53%       53%
NJ     SOMERSET                       1    259,850     61.91  554    100%     8.75           0      100%    100%        0%
NJ     SUSSEX                         1    299,754     72.46  604      0%     6.99           6      100%    100%      100%
NJ     UNION                          4    786,633     79.25  605     28%    8.103       6.351      100%     80%       21%
NJ     UNKNOWN                        1    392,012        75  664      0%    4.875        2.75      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
NM     BERNALILLO                     2    179,571     73.05  612      0%    7.849       5.899      100%     33%       67%
NM     DONA ANA                       1    102,970        90  658      0%     7.25        6.05      100%    100%      100%
NM     SANTA FE                       1     99,840     23.26  786    100%    7.125           0        0%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
NV     CARSON CITY                    4    485,794     79.45  696      7%    6.683        4.34      100%     61%        0%
NV     CLARK                         72  8,992,494     83.41  674     27%    7.506       5.363       94%     35%       27%
NV     DOUGLAS                        1    197,087     74.98  520      0%     8.75         7.9      100%    100%      100%
NV     LYON                           1    114,883        50  713    100%    5.875           0      100%    100%        0%
NV     WASHOE                        19  2,623,151     77.24  635     31%    7.152       5.455      100%     52%       78%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
NY     ALBANY                         1     75,750     51.35  693    100%      6.5           0      100%      0%        0%
NY     BRONX                          5  1,183,580     79.13  614     23%    7.673       6.216      100%     43%        0%
NY     BROOME                         1     90,915     58.71  559      0%     9.75         7.5      100%    100%      100%
NY     CAYUGA                         1    157,157        85  569      0%    8.625       7.125      100%    100%        0%
NY     CHAUTAUQUA                     1     39,880     64.52  729    100%      7.6           0      100%    100%        0%
NY     ERIE                           7  1,005,369     70.99  695     34%    7.257       4.345      100%    100%       28%
NY     KINGS                          9  2,098,539     61.02  665     63%     6.51       5.493       78%     57%       61%
NY     MADISON                        1    113,941        95  645    100%     9.25           0      100%    100%      100%
NY     MONROE                         5    402,468     92.31  687     30%    7.789       6.237      100%    100%       84%
NY     NASSAU                        12  3,888,137     72.87  641     54%    6.975       5.742      100%    100%       30%
NY     NIAGARA                        1     72,210        85  627      0%     8.99       6.375      100%    100%        0%
NY     ONONDAGA                       4    356,541     81.34  676     62%    8.763       7.194       68%     86%       41%
NY     ONTARIO                        4    508,367     89.73  662     57%    8.423       7.729      100%    100%       43%
NY     ORANGE                         2    324,726     75.04  719    100%    6.877           0      100%     45%       55%
NY     PUTNAM                         2    413,486     79.95  690    100%    6.664           0      100%    100%       61%
NY     QUEENS                         8  1,734,198     70.85  672     53%     7.11       5.241      100%     55%       29%
NY     RICHMOND                       2    546,616     82.89  625      0%    7.829       5.853      100%     52%       52%
NY     ROCKLAND                       1    463,656        80  630    100%      7.5           0      100%    100%        0%
NY     SCHENECTADY                    1     84,717     45.95  678    100%    6.375           0      100%    100%      100%
NY     STEUBEN                        1     72,632        85  679      0%    8.625           6      100%    100%        0%
NY     SUFFOLK                        9  2,168,288     84.22  613     16%    7.499       6.277       92%    100%       56%
NY     WESTCHESTER                    5  1,547,430     69.44  655     71%    6.823       4.234      100%     81%       12%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
OH     ALLEN                          1    269,789     65.23  642    100%     6.25           0      100%    100%        0%
OH     ASHTABULA                      2    218,326     86.26  559      0%    7.167       6.661      100%    100%      100%
OH     ATHENS                         2    146,157     83.31  580      0%    8.303       6.835      100%    100%      100%
OH     AUGLAIZE                       1     68,810        85  556      0%     8.75        6.85      100%    100%      100%
OH     BUTLER                         5    784,780     90.85  655     55%    7.855       5.641      100%    100%       55%
OH     CLARK                          2    145,186        95  724     61%    8.111        8.15      100%    100%       39%
OH     CLERMONT                       4    510,011     85.17  596     19%    7.611       6.288      100%    100%       54%
OH     COLUMBIANA                     2    134,025     79.13  538     39%    8.896        6.75      100%    100%      100%
OH     CRAWFORD                       1     81,657        95  656      0%    9.125       6.375      100%    100%      100%
OH     CUYAHOGA                      24  2,470,119      85.3  635     39%    8.036       6.236       82%     86%       60%
OH     DELAWARE                      10  1,128,924     84.45  613      2%    7.649       6.096      100%     87%       94%
-------------------------------------------------------------------------------------------------------------------------

       Novastar 03-04
       County Breakdown

                                Number  Principal                         WA       WA
                               of Loans Balance     Original WA           Gross    Margin ARMs % Owner           Full Doc
State  COUNTY                           ($)         CLTV (%) FICO  % FRM  Rate (%) Only (%)    Occupied  % SFR   (%)
-------------------------------------------------------------------------------------------------------------------------
OH     ERIE                           3    224,628     79.65  650    100%    7.214           0      100%    100%      100%
OH     FAIRFIELD                      5    506,300     79.09  586     22%    7.969       6.392       88%    100%       78%
OH     FRANKLIN                      33  3,136,295     84.64  614     38%    7.806       6.022       88%     87%       76%
OH     GEAUGA                         1    195,847        80  636    100%     7.25           0      100%    100%        0%
OH     GREENE                         1     54,367        85  628      0%      8.5           7        0%    100%      100%
OH     HAMILTON                      20  2,084,715     81.66  661     30%    7.416        6.04       96%     78%       53%
OH     HANCOCK                        1    111,191        89  534      0%    9.125       7.125      100%    100%      100%
OH     HIGHLAND                       1    136,758        85  630      0%     7.99       6.625      100%    100%        0%
OH     HOLMES                         1    114,547        85  666    100%    6.625           0      100%    100%        0%
OH     HURON                          1    103,454        90  548      0%     9.95         8.4      100%    100%      100%
OH     KNOX                           1    103,927     73.24  537      0%      7.8       6.125      100%    100%      100%
OH     LICKING                        2    172,287     77.88  624     43%    7.236        6.75      100%    100%      100%
OH     LOGAN                          1     54,976       100  643      0%     9.99        7.75      100%    100%      100%
OH     LORAIN                         6    745,425     84.26  705     50%    6.801        5.87       75%     84%       41%
OH     LUCAS                          8    509,103     84.46  604     43%    8.324       6.672      100%    100%       68%
OH     MAHONING                       4    375,456     89.41  589     68%    8.078        6.75      100%    100%      100%
OH     MARION                         2    285,024     84.65  581      0%    7.261       6.378      100%    100%      100%
OH     MEDINA                         4    706,174     79.72  577    100%    6.709           0      100%    100%      100%
OH     MERCER                         1    157,405        90  529      0%      8.5       7.125      100%    100%      100%
OH     MIAMI                          1    114,236     66.65  618      0%     6.99        5.25      100%    100%        0%
OH     MONTGOMERY                     7    706,166     86.32  591     16%    8.239       6.797       84%     90%      100%
OH     MUSKINGUM                      1     69,255        90  697    100%    8.125           0      100%    100%        0%
OH     PERRY                          1     87,123        80  745      0%     6.65           5      100%    100%      100%
OH     PORTAGE                        2    196,397     86.24  577      0%     9.19       6.822      100%    100%       75%
OH     PORTGAGE                       1    157,559     84.49  571    100%      8.4           0      100%    100%      100%
OH     ROSS                           1    139,406        90  599      0%     7.99       6.625      100%    100%      100%
OH     SCIOTO                         1     73,748        90  608      0%     7.75        6.25      100%    100%      100%
OH     SENECA                         1    100,654        90  589      0%     7.65       6.375      100%    100%      100%
OH     STARK                         10    629,591     85.62  629     47%    8.643       7.294       82%    100%       91%
OH     SUMMIT                        12  1,084,223     83.17  590     30%    8.012       6.138      100%     88%       63%
OH     TRUMBULL                       1     74,750        85  578    100%     7.99           0      100%    100%      100%
OH     TUSCARAWAS                     2    224,222      82.6  575      0%    7.872       6.431      100%     42%       42%
OH     UNION                          1    220,836        85  627      0%      7.5        6.25      100%    100%        0%
OH     WASHINGTON                     2    427,004     82.37  662     16%    6.918        4.85      100%    100%        0%
OH     WAYNE                          3    204,845      89.1  607     11%    8.857       7.235      100%     46%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
OK     CANADIAN                       4    311,961     90.77  632     85%    9.122        6.25      100%     57%       81%
OK     CLEVELAND                      4    386,705     88.03  617     33%    8.373       6.777       87%    100%       67%
OK     COMANCHE                       1     54,859     88.71  654    100%     9.35           0      100%    100%        0%
OK     GARVIN                         1     49,465        75  564      0%     7.75       6.125      100%    100%      100%
OK     GRADY                          1     78,245        90  625      0%     7.75        5.75      100%    100%      100%
OK     OKLAHOMA                       9    907,808     86.31  641     23%    8.053       5.572      100%     95%       54%
OK     OKMULGEE                       1     65,507     92.32  605      0%    8.125       6.375      100%    100%      100%
OK     PITTSBURG                      1     86,336        90  648      0%      7.5       5.875      100%    100%      100%
OK     ROGERS                         5    628,107     82.63  611     11%    8.467       6.576       87%    100%       81%
OK     TULSA                          6    521,367     88.74  575     13%    8.124       6.811      100%    100%      100%
OK     WAGONER                        1     39,959      59.7  604      0%    6.125        5.25      100%    100%        0%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
OR     BENTON                         1    291,982        90  674      0%    6.625       5.375      100%    100%      100%
OR     CLACKAMAS                     12  2,007,933     73.37  695     36%    6.622       4.953       95%     86%       59%
OR     COLUMBIA                       1     96,319        90  622      0%     7.55         5.6      100%    100%        0%
OR     COLUMIBA                       1    133,995        90  715    100%     7.25           0      100%    100%        0%
OR     CROOK                          1    118,777        80  739    100%      6.5           0      100%    100%        0%
OR     DESCHUTES                      4    336,664     82.31  653      9%    6.887         5.4       78%    100%       47%
OR     DOUGLAS                        1    103,586        85  527      0%     8.99       7.375      100%    100%      100%
OR     HOOD RIVER                     2    158,878        84  746     20%     7.62         4.9      100%    100%        0%
-------------------------------------------------------------------------------------------------------------------------

       Novastar 03-04
       County Breakdown

                                Number  Principal                         WA       WA
                               of Loans Balance     Original WA           Gross    Margin ARMs % Owner           Full Doc
State  COUNTY                           ($)         CLTV (%) FICO  % FRM  Rate (%) Only (%)    Occupied  % SFR   (%)
-------------------------------------------------------------------------------------------------------------------------
OR     JACKSON                        1    155,143        75  613      0%    7.875        5.65      100%    100%        0%
OR     JOSEPHINE                      1     73,487        80  609    100%     7.35           0      100%    100%      100%
OR     KLAMATH                        4    313,335     82.02  695     74%    7.669        7.25      100%     74%       31%
OR     LANE                           4    311,400     76.46  668    100%    7.379           0       74%    100%       42%
OR     LINN                           2    134,890        84  664     20%    7.175           5      100%    100%      100%
OR     MARION                         2    259,703     85.83  584     52%    7.509           6      100%    100%      100%
OR     MULTNOMAH                     13  1,597,603     80.16  671     34%    7.338       5.625       84%     94%       27%
OR     POLK                           1    184,429        65  662    100%    6.375           0      100%    100%        0%
OR     PRINEVILLE                     1    108,436     72.33  574      0%    8.625           7      100%    100%        0%
OR     TILLAMOOK                      2    129,907        84  667     20%     7.99       5.375      100%    100%        0%
OR     UMATILLA                       2    262,235     88.34  614      0%    7.746       6.115      100%    100%      100%
OR     WASHINGTON                    12  1,818,471     81.37  689     29%    6.834       5.022      100%     62%       57%
OR     YAMHILL                        2    282,894     94.77  588      0%    8.959       7.895      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
PA     ALLEGHENY                      7    670,416     85.07  578     10%     7.89       6.535      100%    100%       83%
PA     BEDFORD                        1     59,923     59.41  556      0%     8.25       6.125      100%    100%      100%
PA     BERKS                          2    464,849     92.75  634      0%    8.688       6.623      100%    100%       56%
PA     Berks                          1    182,624     93.72  634      0%    7.875       6.125      100%    100%      100%
PA     BLAIR                          2    134,103     81.45  668     53%    6.827       5.875      100%    100%        0%
PA     BUCKS                          4    711,508     79.53  562      0%    7.975       6.168      100%     90%       65%
PA     CARBON                         1     95,345        90  564      0%     8.75       6.375      100%      0%      100%
PA     CHESTER                        5    899,316     83.92  588     50%    8.198       7.026      100%     85%      100%
PA     CRAWFORD                       2    138,239     88.15  701    100%    7.645           0      100%    100%       48%
PA     CUMBERLAND                     1     68,748        80  657      0%      7.4         6.3        0%    100%      100%
PA     DAUPHIN                        6    425,547     83.44  661     64%     7.64       5.934       64%    100%       58%
PA     DELAWARE                       4    814,324     88.04  746     45%    7.619       5.657      100%     76%       26%
PA     ERIE                           7    556,343        90  643      0%    8.418       6.577      100%    100%       67%
PA     INDIANA                        2    180,373      94.1  591     57%     7.84         7.7      100%    100%      100%
PA     LACKAWANNA                     1     56,516        65  524      0%      8.5        7.75        0%      0%      100%
PA     LANCASTER                      1    188,901        80  656    100%      6.6           0      100%    100%        0%
PA     LAWRENCE                       2    124,836      67.1  588    100%    8.626           0      100%    100%      100%
PA     LEHIGH                         2    196,756        84  728     20%    6.974        4.35      100%    100%        0%
PA     LUZERNE                        3    365,806     89.94  588     42%    8.053        7.46      100%    100%      100%
PA     MERCER                         3    291,286     80.07  611     32%    7.589       5.581      100%    100%       68%
PA     MONROE                         8    928,095     91.54  605      0%    8.215        6.72      100%     18%       76%
PA     MONTGOMERY                     8  1,455,801     80.05  624     35%    7.252       6.237      100%    100%       76%
PA     NORTHAMPTON                    7    761,025      84.8  656     39%    7.905       5.391       91%     91%       46%
PA     PHILADELPHIA                   7    881,953     79.24  628     72%    7.498       5.607      100%     70%       28%
PA     PIKE                           1    119,820        80  525      0%    7.475       6.375      100%    100%        0%
PA     WASHINGTON                     3    305,616     92.16  629      0%    8.566       7.121       79%     79%       79%
PA     WESTMORELAND                   3    435,832        83  549     36%    9.789       6.958      100%    100%       51%
PA     YORK                           2    364,717     77.07  556     41%    8.254         6.1      100%    100%        0%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RI     KENT                           2    345,798     80.17  623      0%    7.086       5.754      100%    100%        0%
RI     NEWPORT                        1    328,672     75.29  683    100%     5.99           0      100%      0%        0%
RI     PROVIDENCE                     3    600,740      79.8  671     19%    6.004       4.547      100%    100%       81%
RI     WASHINGTON                     1    180,302     65.64  655      0%      5.5         4.2      100%    100%        0%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
SC     AIKEN                          1     78,739        90  583    100%    6.875           0      100%    100%      100%
SC     BAMBERG                        2    167,677     88.15  604     63%    9.013       7.125      100%    100%      100%
SC     BARNWELL                       1     75,956     89.41  609      0%     8.75         6.5      100%    100%      100%
SC     BEAUFORT                       1    290,689     52.53  635    100%    5.625           0      100%      0%        0%
SC     BERKELEY                       1    292,348        90  619      0%     9.25        7.45      100%    100%        0%
SC     CHARLESTON                     2    321,457     77.55  622      0%    6.471       5.162      100%     32%       32%
SC     CHEROKEE                       1    103,446        90  530      0%      9.2        8.45      100%    100%      100%
SC     DARLINGTON                     1     67,915     82.93  562      0%    8.375       5.875      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

       Novastar 03-04
       County Breakdown

                                Number  Principal                         WA       WA
                               of Loans Balance     Original WA           Gross    Margin ARMs % Owner           Full Doc
State  COUNTY                           ($)         CLTV (%) FICO  % FRM  Rate (%) Only (%)    Occupied  % SFR   (%)
-------------------------------------------------------------------------------------------------------------------------
SC     GREENVILLE                     4    351,993     85.58  680     76%    7.601         4.1      100%     54%       54%
SC     GREENWOOD                      1     51,102     83.93  742    100%     6.99           0        0%    100%      100%
SC     HORRY                          4    375,094     75.27  647     28%    6.665       5.084      100%    100%       42%
SC     LANCASTER                      2    119,782        84  686    100%    9.692           0      100%    100%        0%
SC     LEXINGTON                      4    338,430     84.65  667      9%    7.274       5.562       82%    100%       82%
SC     NEWBERRY                       1     89,947        90  598      0%      8.6        6.65      100%    100%      100%
SC     ORANGEBURG                     1    124,607     60.98  550    100%     7.05           0      100%    100%      100%
SC     PICKENS                        2    242,865     82.17  538     41%    7.891       6.375      100%    100%      100%
SC     RICHLAND                       5    515,798     90.67  617     45%    8.576       7.038      100%    100%       68%
SC     SPARTANBURG                    5    548,073     89.68  631     12%    7.555       6.424      100%     88%       88%
SC     SUMTER                         2     90,775     72.79  535     44%    9.775        8.05      100%    100%      100%
SC     UNKNOWN                        1    160,287       100  633      0%    8.375         7.5      100%    100%      100%
SC     YORK                           5  1,135,251     83.56  599     12%    8.244       6.683      100%     88%       88%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
SD     MINNEHAHA                      1    194,679     82.98  573      0%     6.99        6.25      100%    100%        0%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
TN     BLOUNT                         1     84,914       100  637      0%    9.375        7.75      100%    100%      100%
TN     BRADLEY                        2    205,732     84.18  693    100%    7.087           0      100%    100%       63%
TN     CAMPBELL                       1    191,800     71.11  639    100%     5.75           0      100%    100%        0%
TN     DAVIDSON                       6    473,353     89.36  603     24%    8.061       6.799      100%     78%       76%
TN     FENTRESS                       1     63,151        85  577    100%     8.55           0      100%    100%      100%
TN     HAMILTON                       3    387,061     72.23  581    100%    7.573           0      100%    100%       83%
TN     HAYWOOD                        2    142,807     83.99  678    100%     8.69           0      100%    100%        0%
TN     JEFFERSON                      2    187,960     87.63  643     53%    7.504         6.9      100%    100%       47%
TN     KNOX                           4    326,803     80.98  648     71%    7.063        6.35      100%     74%      100%
TN     LEWIS                          1     64,417        85  595    100%      8.2           0      100%    100%        0%
TN     MAURY                          1     92,654     74.24  556    100%     7.25           0      100%    100%      100%
TN     PUTNAM                         1    133,116        90  767      0%      8.3       4.875      100%    100%        0%
TN     RHEA                           1     75,945     84.44  568    100%    7.625           0      100%    100%      100%
TN     RUTHERFORD                     1    127,646        90  522      0%      9.4         7.8      100%    100%      100%
TN     SEVIER                         1    106,115        90  563      0%     7.15         6.3      100%    100%      100%
TN     SHELBY                        17  1,582,008     80.19  640     87%    7.471       6.323      100%     89%       87%
TN     SULLIVAN                       2    257,831     88.97  598    100%    8.207           0      100%    100%      100%
TN     TIPTON                         1     89,095        85  553      0%     8.75        7.25      100%    100%      100%
TN     WASHINGTON                     2    238,222     89.56  661     64%    7.485        5.35      100%    100%       64%
TN     WILLIAMSON                     2    339,317     84.34  529      0%    8.277       6.406      100%    100%      100%
TN     WILSON                         1    103,932     85.95  591    100%      8.1           0      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
TX     AUSTIN                         1    151,205     58.27  657    100%    6.125           0      100%    100%        0%
TX     BELL                           1     49,213        90  693    100%     7.99           0        0%      0%      100%
TX     BEXAR                         12  1,093,562     79.03  603     66%     7.78       6.716      100%     78%       87%
TX     BOWIE                          1     91,938     75.41  563      0%     7.99         6.4      100%    100%        0%
TX     BRAZORIA                       3    317,523     80.51  643     70%    7.142       5.625      100%     59%       29%
TX     BURNET                         1     73,664        90  604      0%    8.375        6.75        0%    100%      100%
TX     CALDWELL                       1    107,643        80  534    100%     8.25           0      100%    100%      100%
TX     COLLIN                        14  1,843,809     83.19  628     25%    7.484       5.656      100%     41%       69%
TX     DALLAS                        24  2,353,613        79  649     68%    7.664        5.81       98%     96%       64%
TX     DENTON                         5    622,921      74.7  634     81%    6.818         5.2      100%     62%       32%
TX     ECTOR                          1    168,761     82.93  680    100%      6.3           0      100%    100%        0%
TX     EL PASO                        1    113,300        90  641      0%     6.65         4.9      100%    100%      100%
TX     ELLIS                          1    155,884        80  614    100%    8.365           0      100%    100%      100%
TX     FORT BEND                      5    503,818     84.75  605     58%    7.497       5.865      100%     13%      100%
TX     GALVESTON                      2    172,028        84  660     20%    8.298       5.625      100%      0%        0%
TX     GREGG                          1     94,995        80  636    100%    6.875           0      100%    100%      100%
TX     HARDIN                         3    279,266     81.86  627     63%    8.051           5      100%    100%       53%
TX     HARRIS                        31  3,699,405      77.8  673     65%    7.276       6.024       94%     46%       45%
-------------------------------------------------------------------------------------------------------------------------

       Novastar 03-04
       County Breakdown

                                Number  Principal                         WA       WA
                               of Loans Balance     Original WA           Gross    Margin ARMs % Owner           Full Doc
State  COUNTY                           ($)         CLTV (%) FICO  % FRM  Rate (%) Only (%)    Occupied  % SFR   (%)
-------------------------------------------------------------------------------------------------------------------------
TX     HENDERSON                      2    119,165     83.14  634    100%    7.735           0      100%    100%       54%
TX     JEFFERSON                      2    142,480      82.5  683      0%    7.029       5.101      100%     49%       51%
TX     KENDALL                        1    210,176        90  663      0%     7.99         5.5      100%    100%      100%
TX     LIBERTY                        1     44,478       100  646      0%      9.5        7.75      100%    100%      100%
TX     MONTGOMERY                     7    819,390     83.02  627     57%    7.031       5.347      100%     21%       37%
TX     NUECES                         2    239,521     89.73  660     45%    6.794         6.4      100%    100%      100%
TX     Rockwall                       1    187,380        75  563      0%     8.25         6.1      100%    100%        0%
TX     TARRANT                       23  2,263,264     74.14  643     60%    7.128       5.237      100%     84%       43%
TX     TRAVIS                        12  1,467,979     79.04  676     22%    7.359       5.276       94%     68%       28%
TX     VICTORIA                       1     77,108        80  641    100%    6.987           0      100%    100%        0%
TX     WILLIAMSON                     7    760,860     85.43  692     51%    7.085       5.725      100%     35%       35%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
UT     DAVIS                          1    198,610        75  545      0%     7.75        5.85      100%    100%      100%
UT     SALT LAKE                      7  1,429,721     76.35  709     92%    6.083        5.55       74%     84%       66%
UT     SUMMIT                         1    395,411        90  578      0%      9.5         7.5      100%    100%      100%
UT     UTAH                           2    452,040     92.02  565      0%    7.206       6.278      100%    100%      100%
UT     WEBER                          1    124,695        80  672    100%    6.875           0        0%      0%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
VA     ALEXANDRIA CITY                2    229,544     58.33  611     56%    7.508        4.75      100%      0%        0%
VA     ANNE ARUNDEL                   1    279,471        70  607      0%     7.75       5.625      100%    100%        0%
VA     APPOMATTOX                     1    113,754        85  545      0%    8.225        7.55      100%    100%      100%
VA     AUGUSTA                        1    157,111     74.77  626    100%    6.625           0      100%    100%      100%
VA     CHESAPEAKE                     3    327,527     84.58  659     67%    6.245        4.45      100%    100%      100%
VA     CHESAPEAKE CITY                3    513,528     80.87  594     18%     8.35       6.495       82%     39%      100%
VA     CHESTERFIELD                   4    587,880     80.95  577     23%    7.823       6.672      100%    100%       77%
VA     CULPEPER                       1     80,884     89.01  700    100%    7.675           0      100%      0%      100%
VA     FAIRFAX                       21  4,429,904     77.28  662     29%    6.826       5.311       97%     19%       32%
VA     FAUQUIER                       1    109,920     61.28  572      0%    7.625        5.55      100%    100%      100%
VA     FREDERICK                      3    366,256     79.48  608      0%    8.009       6.101      100%    100%      100%
VA     HAMPTON CITY                   1     99,896       100  688    100%     9.25           0      100%    100%        0%
VA     HANOVER                        1    237,327     86.36  645    100%      7.6           0      100%    100%        0%
VA     JAMES CITY                     3    317,484     71.42  671    100%    6.899           0       62%     69%       69%
VA     KING GEORGE                    1    134,856     75.84  599    100%    5.625           0      100%    100%      100%
VA     LOUDOUN                        2    582,540     92.72  619      0%    8.862       6.942      100%      0%       54%
VA     LYNCHBURG CITY                 1     42,192        80  546    100%    9.875           0      100%    100%      100%
VA     MECKLENBURG                    1    126,580        85  524      0%     8.95        7.15      100%    100%      100%
VA     MONTGOMERY                     1    238,848     85.36  611    100%     8.25           0      100%    100%      100%
VA     NORFOLK                        1     96,743        80  534      0%      8.6        7.15      100%    100%        0%
VA     NORFOLK CITY                   1     71,935     79.12  583      0%      6.5       5.375      100%    100%      100%
VA     NOTTOWAY                       1     88,313        85  521      0%      9.5       7.375      100%    100%      100%
VA     PAGE                           1     82,708     63.85  602    100%     5.75           0      100%    100%      100%
VA     PORTSMOUTH CITY                1    108,498        85  703      0%     5.99        4.95      100%    100%      100%
VA     PRINCE GEORGE                  1     91,205      73.2  618    100%     6.75           0      100%    100%      100%
VA     PRINCE WILLIAM                13  2,031,385     81.76  633     13%    7.408        5.51      100%     74%       67%
VA     RICHMOND CITY                  1     79,164        90  545      0%     9.85        8.65      100%    100%      100%
VA     ROCKINGHAM                     1     72,150        85  537      0%    7.875        6.25      100%    100%      100%
VA     SHENANDOAH                     2    205,698     87.36  633      0%     7.58       5.816      100%    100%      100%
VA     SOUTHAMPTON                    1     67,454        90  584      0%    7.875        6.25      100%    100%      100%
VA     SPOTSYLVANIA                   1    211,826     89.83  669    100%     6.99           0      100%      0%        0%
VA     STAFFORD                       4    789,286     84.77  576     24%    8.631       6.786      100%    100%       76%
VA     VIRGINIA BEACH CITY            5    723,814     86.81  613      8%    7.357       5.819      100%    100%      100%
VA     WARREN                         1    115,859     79.45  573      0%      8.5        5.95      100%    100%      100%
VA     YORK                           2    212,124     82.37  673     16%    7.395        5.25      100%    100%        0%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
VT     CHITTENDEN                     2    339,953     82.47  678     55%    6.837        6.25      100%    100%       55%
VT     LAMOILLE                       1    127,412        85  690    100%    7.875           0      100%    100%        0%
-------------------------------------------------------------------------------------------------------------------------

       Novastar 03-04
       County Breakdown

                                Number  Principal                         WA       WA
                               of Loans Balance     Original WA           Gross    Margin ARMs % Owner           Full Doc
State  COUNTY                           ($)         CLTV (%) FICO  % FRM  Rate (%) Only (%)    Occupied  % SFR   (%)
--------------------------------------------------------------------------------------------------------------------------
VT     WINDHAM                        1    109,928     75.86  537      0%    8.125       6.375      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
WA     ASOTIN                         1     62,511        90  538      0%    8.375        6.75      100%    100%      100%
WA     CHELAN                         3    311,544     72.46  673     57%    7.127       5.875      100%    100%        0%
WA     CLARK                          1    278,748        90  709      0%      6.5         4.5      100%    100%        0%
WA     COWLITZ                        4    474,094     80.46  664     69%    6.831       6.625       73%    100%       31%
WA     DOUGLAS                        1     74,938     43.38  757    100%     6.99           0      100%    100%      100%
WA     FERRY                          1    373,222        90  647    100%     7.49           0      100%    100%      100%
WA     GRANT                          2    177,252     80.48  612      0%    7.558       5.979      100%    100%      100%
WA     ISLAND                         1    132,355     60.23  712    100%      5.5           0      100%    100%      100%
WA     KING                          40  6,719,697     79.56  668     32%     6.95       5.004       96%     79%       46%
WA     KITSAP                         3    333,670     85.49  663    100%    7.259           0      100%    100%      100%
WA     PIERCE                        13  1,768,867     86.33  676     28%    6.783       5.097      100%     90%       56%
WA     SNOHOMISH                      9  1,647,380     71.47  705     54%     5.86       4.884       87%    100%       73%
WA     SPOKANE                       11    868,679     83.44  662     16%    7.744        5.48       93%     93%       48%
WA     STEVENS                        1     86,281        90  571      0%    7.875       5.875      100%    100%      100%
WA     THURSTON                      23  2,595,155     83.67  663     63%    6.832       5.542       95%     71%       73%
WA     WHATCOM                        3    514,533     83.96  609     24%    8.061       7.112      100%    100%       74%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
WI     DODGE                          1    147,830     62.19  694    100%     5.25           0      100%    100%      100%
WI     FOND DU LAC                    1     75,964        80  533    100%    9.625           0      100%    100%      100%
WI     LA CROSEE                      1    119,611        90  639    100%      7.5           0      100%    100%      100%
WI     LA CROSSE                      1     73,106        95  650      0%      8.5        6.95      100%    100%      100%
WI     LINCOLN                        1    139,289     89.94  650    100%    7.125           0      100%    100%      100%
WI     MANITOWOC                      2    109,276     83.99  624    100%     8.19           0      100%    100%      100%
WI     MILWAUKEE                      3    412,222     82.03  659     33%    8.099       4.635      100%    100%       33%
WI     ONEIDA                         2    189,680     80.93  632      0%    8.344       6.239      100%    100%       34%
WI     RACINE                         2    329,053     82.01  678     52%    6.411         4.5      100%    100%       52%
WI     RICHLAND                       1     71,354        85  584      0%     8.25       6.375      100%    100%      100%
WI     WALWORTH                       1    155,620        95  684    100%     8.99           0      100%    100%        0%
WI     WASHBURN                       1    111,937        80  524      0%     8.85         7.4      100%    100%        0%
WI     WASHINGTON                     1    122,098     62.67  592    100%     6.99           0      100%    100%      100%
WI     WAUKESHA                       1    208,095        85  580      0%      7.5           6      100%    100%      100%
WI     WAUPACA                        1     60,596        97  580      0%    9.575           9      100%    100%      100%
WI     WOOD                           1    153,792        90  642      0%      7.8        6.15      100%    100%        0%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
WV     BERKELEY                       2    338,444     82.69  582     16%    7.698        5.85      100%    100%      100%
WV     BROOKE                         1     64,764     88.16  563    100%      8.9           0      100%    100%      100%
WV     HARRISON                       1     42,383        85  604    100%     8.55           0      100%    100%      100%
WV     JACKSON                        1    121,295     79.93  603    100%    6.875           0      100%    100%      100%
WV     JEFFERSON                      2    227,580     85.54  609    100%     8.27           0      100%    100%      100%
WV     KANAWHA                        3    283,329     81.44  661     50%    7.218       5.875       50%     50%       73%
WV     MARION                         1    116,791        95  578      0%      9.4         8.1      100%    100%      100%
WV     MERCER                         1    124,051        81  534    100%    8.625           0      100%    100%      100%
WV     OHIO                           1     68,329        95  618    100%     9.24           0      100%    100%      100%
WV     RALEIGH                        1    103,020        85  541      0%     6.99        6.25      100%    100%      100%
WV     UPSHUR                         1     54,375        85  572    100%    9.875           0      100%    100%      100%
WV     WAYNE                          1     45,474        65  608    100%      8.7           0      100%    100%      100%
WV     WOOD                           1     49,375     81.15  566    100%    10.37           0      100%    100%      100%
WV     WYOMING                        1    109,182        95  622      0%     8.35        6.55      100%    100%      100%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
WY     CAMPBELL                       1    142,104     87.78  552    100%     7.99           0      100%    100%      100%
WY     CARBON                         1     93,399        72  693    100%    5.625           0      100%    100%        0%
WY     LARAMIE                        2    253,596     83.98  603     40%     6.65       5.875      100%     60%       60%
-------------------------------------------------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FICO Range     ----<= 59LTV----       ----60-70 LTV----       ----70-80 LTV----       ---->=80LTV----         ---- Total----
                  #           $           #           $           #           $          #           $           #           $
a. < 500              0          --           1     137,293           0          --          0           --         1      137,293
e. > 650            138  22,370,163         123  21,539,101         202  36,489,758       1162  151,216,554      1625  231,615,577
b. 501 - 550         32   3,039,186          44   6,271,884          80  11,324,497        198   25,229,104       354   45,864,671
c. 551 - 600         78   8,839,628          64   8,723,579         113  16,337,795        355   50,637,657       610   84,538,660
d. 601 - 650         54   7,459,037          81  12,513,072         145  24,205,279        633   89,705,780       913  133,883,167

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Deal Name:                                                        Novastar 03-04


                                                                               % of group
Detailed collateral info          # of Loans   Balance          Avg. Balance   balance      WAC     WARM     FICO     OLTV
TOTAL RATE                              3503      496039367.8    141604.1587            1     7.3    342.7      644    79.22
a. RATE 10.01 - 10.5                      37       2677282.55    72358.98784          0.5%   10.3    312.7      602    90.71
b. RATE 10.501 - 11                       88        4021676.6    45700.87045          0.8%   10.9    206.8      660    97.49
c. RATE 11.001 - 11.5                     22       1130169.34    51371.33364          0.2%   11.4    225.8      664    98.28
d. RATE > 11.5                           114       4012120.95    35194.04342          0.8%   12.4    180.0      692    99.51

Average Loan Balance
BALANCE  50.00-74,999.99                 799    40,192,646.01      50,303.69          8.1%    8.8    286.6      644    82.43
BALANCE  75,000.00-399,999.99           2655   432,766,342.57     163,000.51         87.2%    7.2    347.9      643    79.27
BALANCE  400,000.00-499,999.99            43    19,413,461.59     451,475.85          3.9%    6.5    342.0      662    73.71
BALANCE  500,000.00-599,999.99             4     2,157,069.44     539,267.36          0.4%    6.6    358.5      657    69.71
BALANCE  700,000.00-799,999.99             2     1,509,848.15     754,924.08          0.3%    6.6    358.5      723    64.35

FICO
FICO 500-525                              65     8,484,542.99     130,531.43          1.7%    8.3    353.0      521    78.90
FICO 526-550                             289    37,380,128.22     129,343.00          7.5%    8.2    350.8      538    77.19
FICO 551-575                             319    42,890,294.20     134,452.33          8.7%    7.8    350.7      562    76.93
FICO 576-599                             280    39,914,226.75     142,550.81          8.1%    7.6    347.2      587    78.64
FICO Not Available or below 500            1       137,292.81     137,292.81          0.0%    7.3    359.0        0    65.30

LTV
LTV 080.00                               692   106,866,569.30     154,431.46         21.5%    7.0    351.5      660    80.00
LTV 080.00-84.99                         145    22,581,604.00     155,735.20          4.6%    7.1    344.2      633    82.84
LTV 085.00-89.99                         384    60,020,052.65     156,302.22         12.1%    7.5    350.7      628    86.41
LTV  090.00-94.99                        542    79,263,299.02     146,242.25         16.0%    7.7    352.8      631    90.26
LTV >= 95                                585    48,057,570.77      82,149.69          9.7%    8.8    308.3      665    97.52

Investor                                 161    19,428,054.46     120,671.15          3.9%    7.4    351.7      667    74.06
Second Home                               34     4,524,756.50     133,081.07          0.9%    7.7    347.9      665    76.30

BALLOON                                  278    12,995,703.91      46,747.14          2.6%   10.1    178.6      683    95.67

Documentation Type
FULL                                    1958   258,244,989.50     131,892.23         52.1%    7.4    344.5      625    80.33
LIMITED                                   74    11,115,292.84     150,206.66          2.2%    7.6    347.3      616    77.04
NO DOC                                   293    41,536,102.84     141,761.44          8.4%    7.2    342.2      702    77.74
OTHER                                     67    10,411,893.77     155,401.40          2.1%    7.6    348.2      676    87.31
STATED                                  1111   174,731,088.81     157,273.71         35.2%    7.1    339.6      659    77.58

Cash Out Refi                           2104   314,564,242.76     149,507.72         63.4%    7.2    345.1      631    77.31

2-4 UNITS                                140    22,635,915.33     161,685.11          4.6%    7.2    345.8      664    73.80
Credit Grade
Grade: B-                                 33       3258726.22    98749.27939          0.7%    8.6    356.2    554.3    65.14
Grade: C                                   6        518130.51      86355.085          0.1%   10.0    343.2    553.5    58.52

Debt to Income Ratio
DTI 40-44.99                             109    16,647,250.25     152,727.07          3.4%    7.3    347.5      642    78.97
DTI 45-49.99                             853   134,490,215.83     157,667.31         27.1%    7.3    346.8      638    81.39
DTI 50-55                                140    23,951,796.43     171,084.26          4.8%    7.0    348.5      618    76.80
DTI > 55                                  11     2,359,838.78     214,530.80          0.5%    6.5    327.2      656    69.65

                                                    % of    % of
                                                    Full    Primary   % Single   %                      2nd
                                  CLTV      DTI      Doc    Owner     Family     Cashout   Seasoning   lien%
TOTAL RATE                         81.72    40.0     52.1      95.2       76.4      63.4         1.4      2.7
a. RATE 10.01 - 10.5               90.80    38.7     69.4      96.1       63.4      44.1         1.3     26.4
b. RATE 10.501 - 11                97.49    32.6     46.0     100.0       71.6      21.1         1.3     84.4
c. RATE 11.001 - 11.5              98.54    34.9     32.3     100.0       78.9      13.0         1.7     73.6
d. RATE > 11.5                     99.51    36.0     16.9     100.0       62.5      17.3         1.4    100.0

Average Loan Balance
BALANCE  50.00-74,999.99           83.68    35.2     59.0      91.1       78.1      53.0         1.3     29.2
BALANCE  75,000.00-399,999.99      81.97    40.4     52.2      95.3       75.7      63.6         1.4      0.4
BALANCE  400,000.00-499,999.99     74.78    39.6     41.2     100.0       83.6      78.3         1.3      0.0
BALANCE  500,000.00-599,999.99     69.71    37.8      0.0     100.0      100.0     100.0         1.5      0.0
BALANCE  700,000.00-799,999.99     64.35    33.2     48.6     100.0      100.0      51.4         1.5      0.0

FICO
FICO 500-525                       78.97    40.7     94.8      96.3       87.6      78.4         1.3      0.0
FICO 526-550                       77.65    39.4     84.9      96.0       86.6      79.7         1.4      0.0
FICO 551-575                       77.32    40.2     74.8      97.5       82.0      82.7         1.5      0.0
FICO 576-599                       79.05    40.1     67.8      97.8       79.4      77.2         1.4      0.0
FICO Not Available or below 500    65.30    23.8      0.0     100.0        0.0       0.0         1.0      0.0

LTV
LTV 080.00                         89.93    40.9     41.8      96.1       71.4      45.1         1.3      0.0
LTV 080.00-84.99                   83.09    40.7     52.0      96.2       75.9      76.2         1.3      0.0
LTV 085.00-89.99                   86.59    41.0     58.2      95.4       77.9      75.5         1.5      0.0
LTV  090.00-94.99                  90.39    40.8     60.0      95.8       78.7      63.7         1.3      0.4
LTV >= 95                          97.54    39.1     70.1      99.4       70.6      28.4         1.3     27.2

Investor                           74.79    41.5     60.5       1.1       59.6      49.4         1.3      0.0
Second Home                        77.03    37.6     53.3       0.0       51.8      38.6         1.1      0.0

BALLOON                            96.51    34.9     39.6      96.6       69.1      26.8         1.4     79.5

Documentation Type
FULL                               82.35    40.2    100.0      94.5       80.0      68.4         1.4      2.0
LIMITED                            77.57    37.9      0.0      85.6       78.3      78.2         1.3      0.7
NO DOC                             80.32    35.2      0.0     100.0       74.5      51.7         1.3      3.7
OTHER                              87.68    40.3      0.0     100.0       74.1      51.6         1.2      0.5
STATED                             81.04    39.8      0.0      95.4       71.4      58.6         1.3      3.7

Cash Out Refi                      78.06    39.8     56.2      96.5       80.7     100.0         1.3      0.7

2-4 UNITS                          75.21    41.4     38.6      76.6        0.0      70.0         1.3      1.3

Credit Grade
Grade: B-                          65.14    36.1     88.4      96.8       86.8      88.6         1.6      0.0
Grade: C                           58.52    41.2    100.0     100.0      100.0     100.0         1.2      0.0

Debt to Income Ratio
DTI 40-44.99                       82.48    40.5     40.9      91.5       73.0      63.6         1.3      2.0
DTI 45-49.99                       84.95    47.7     60.5      94.4       72.9      60.7         1.3      1.6
DTI 50-55                          78.88    52.2     77.3      90.9       76.4      72.0         1.4      0.8
DTI > 55                           69.65    61.1     66.6     100.0       61.5     100.0         1.5      0.0

Notes: OLTV means the original LTV of the loan; CLTV applies if there is a silent 2nd lien behind;

Novastar 03-04

             loan                   % by      average   WA              WA Eff.
fico range   count   curr balance   balance   balance   Fico   WA LTV   LTV
-------------------------------------------------------------------------------
501 - 525       65      8,484,543       1.7%  130,531    521    78.90     77.28
526 - 550      289     37,380,128       7.5%  129,343    538    77.19     75.56
551 - 575      319     42,890,294       8.6%  134,452    562    76.93     73.54
576 - 600      291     41,648,366       8.4%  143,122    588    78.83     72.22
601 - 625      396     57,579,184      11.6%  145,402    614    80.81     73.89
626 - 650      517     76,303,984      15.4%  147,590    638    81.08     75.01
651 - 675      492     70,975,681      14.3%  144,260    663    81.43     72.49
676 - 700      440     59,598,400      12.0%  135,451    687    80.69     72.89
701 - 725      318     46,248,430       9.3%  145,435    712    78.67     67.45
726 - 750      181     25,080,156       5.1%  138,564    738    76.41     69.37
751 - 775      127     19,670,144       4.0%  154,883    762    74.75     63.30
776 - 800       58      8,443,496       1.7%  145,578    786    70.88     61.90
801 - 825        8      1,485,387       0.3%  185,673    808    59.05     56.79
876 - 900        1        113,883       0.0%  113,883    894    89.84     89.84
FICO NA          1        137,293       0.0%  137,293      0    65.30     65.30
-------------------------------------------------------------------------------
ALL           3503    496,039,368       100%  141,604    644    79.22     72.25
-------------------------------------------------------------------------------

NovaStar 2003-4

                                                               % of Aggregate
                                           Principal Balance  Principal Balance
                             Number of     Outstanding as of  Outstanding as of
Principal Balances ($)     Mortgage Loans   the Cutoff Date    the Cutoff Date    WA-Ltv    WA-Fico
----------------------------------------------------------------------------------------------------
a.      0  - 50,000                   362      12,079,481.09               2.44     89.82        668
b.  50,001 - 100,000                  949      73,440,523.81              14.81     78.74        633
c. 100,001 - 150,000                  937     116,862,747.42              23.56     79.82        637
d. 150,001 - 200,000                  557      96,563,080.37              19.47     79.51        642
e. 200,001 - 250,000                  301      67,368,871.03              13.58     78.38        644
f. 250,001 - 300,000                  180      49,154,659.58               9.91     79.33        657
g. 300,001 - 350,000                  108      34,738,386.97               7.00     78.62        659
h. 350,001 - 400,000                   60      22,751,238.31               4.59      80.6        650
i. 400,001 - 450,000                   23       9,775,503.62               1.97     77.37        653
j. 450,001 - 500,000                   20       9,637,957.97               1.94     69.99        671
k. 500,001 - 550,000                    3       1,581,565.37               0.32     72.04        641
l. 550,001 - 600,000                    1         575,504.07               0.12      63.3        701
m. 700,001 - 750,000                    1         733,424.80               0.15     53.07        810
n. 750,001 +                            1         776,423.35               0.16        75        640
----------------------------------------------------------------------------------------------------
TOTAL POOL                          3,503     496,039,367.76             100.00     79.22        644
----------------------------------------------------------------------------------------------------

                                                               % of Aggregate
                                           Principal Balance  Principal Balance
                             Number of     Outstanding as of  Outstanding as of
Fico Score                 Mortgage Loans   the Cutoff Date    the Cutoff Date    WA-Ltv    WA-Fico
----------------------------------------------------------------------------------------------------
a. FICO NA                              1         137,292.81               0.03      65.3          0
b. 001 - 520                           17       2,884,025.31               0.58     80.02        517
c. 521 - 540                          221      28,404,963.01               5.73     77.59        531
d. 541 - 560                          256      33,897,592.57               6.83     77.04        551
e. 561 - 580                          244      32,356,907.28               6.52     77.49        571
f. 581 - 600                          226      32,859,842.79               6.62     78.62        590
g. 601 - 620                          305      44,922,500.84               9.06     80.62        611
h. 621 - 640                          389      57,541,973.17              11.60     81.03        631
i. 641 - 660                          386      57,063,510.25              11.50     81.08        650
j. 661 - 680                          424      59,068,224.66              11.91        82        670
k. 681 - 700                          341      45,861,039.32               9.25     80.13        690
l. 701 - 720                          273      39,953,009.22               8.05     78.94        710
m. 721 - 740                          165      22,601,952.46               4.56     76.87        730
n. 741 - 760                          116      17,266,780.71               3.48     77.03        751
o. 761 - 780                           86      13,538,122.49               2.73     73.17        769
p. 781 - 800                           44       6,082,361.26               1.23     67.69        789
q. 800 +                                9       1,599,269.61               0.32     61.24        814
----------------------------------------------------------------------------------------------------
TOTAL POOL                          3,503     496,039,367.76             100.00     79.22        644
----------------------------------------------------------------------------------------------------

                                                               % of Aggregate
                                           Principal Balance  Principal Balance
                             Number of     Outstanding as of  Outstanding as of
LTV Ratio                  Mortgage Loans   the Cutoff Date    the Cutoff Date    WA-Ltv    WA-Fico
----------------------------------------------------------------------------------------------------
a.       < 35.00                       44       5,131,449.10               1.03     28.84        659
b. 35.01 - 50.00                      115      15,040,491.09               3.03     43.55        665
c. 50.01 - 55.00                       56       8,250,394.73               1.66     52.71        666
d. 55.01 - 60.00                       96      14,293,046.06               2.88     57.88        656
e. 60.01 - 65.00                      158      24,085,489.14               4.86     63.07        636
f. 65.01 - 70.00                      203      33,079,283.03               6.67     68.26        640
g. 70.01 - 75.00                      277      44,490,438.76               8.97     73.73        629
h. 75.01 - 80.00                      898     141,746,249.41              28.58     79.55        656
i. 80.01 - 85.00                      366      55,451,280.14              11.18     84.12        622
j. 85.01 - 90.00                      664      99,701,201.92              20.10     89.49        633
k. 90.01 - 95.00                      212      29,424,405.96               5.93     94.56        654
l. 95.01 - 100.00                     414      25,345,638.42               5.11     99.78        673
----------------------------------------------------------------------------------------------------
TOTAL POOL                          3,503     496,039,367.76             100.00     79.22        644
----------------------------------------------------------------------------------------------------


                                                               % of Aggregate
                                           Principal Balance  Principal Balance
                             Number of     Outstanding as of  Outstanding as of
Note Rate                  Mortgage Loans   the Cutoff Date    the Cutoff Date    WA-Ltv    WA-Fico
----------------------------------------------------------------------------------------------------
04.001-4.500                            1         173,632.46               0.04     53.85        755
04.501-5.000                           19       4,751,146.87               0.96     63.97        721
05.001-5.500                          100      18,804,232.19               3.79     66.06        709
05.501-6.000                          284      54,825,020.99              11.05     70.65        692
06.001-6.500                          373      65,576,348.23              13.22     76.19        666
06.501-7.000                          627     106,195,957.43              21.41     78.11        649
07.001-7.500                          483      72,568,641.20              14.63     80.03        638
07.501-8.000                          556      74,539,527.31              15.03     82.72        623
08.001-8.500                          285      35,100,773.25               7.08     85.68        604
08.501-9.000                          266      29,531,886.79               5.95     84.96        594
09.001-9.500                          112      11,410,839.20               2.30      87.3        588
09.501-10.000                         136      10,720,112.40               2.16     88.16        583
10.001-10.500                          37       2,677,282.55               0.54     90.71        602
10.501-11.000                          88       4,021,676.60               0.81     97.49        660
11.001-11.500                          22       1,130,169.34               0.23     98.28        664
11.501-12.000                          41       1,534,345.47               0.31     99.25        696
12.001-12.500                          20         633,615.47               0.13      99.3        678
12.501-13.000                          52       1,818,592.86               0.37     99.79        693
13.001-13.500                           1          25,567.15               0.01       100        688
----------------------------------------------------------------------------------------------------
TOTAL POOL                          3,503     496,039,367.76             100.00     79.22        644
----------------------------------------------------------------------------------------------------


                                                               % of Aggregate
                                           Principal Balance  Principal Balance
                             Number of     Outstanding as of  Outstanding as of
Maximum Rate               Mortgage Loans   the Cutoff Date    the Cutoff Date    WA-Ltv    WA-Fico
----------------------------------------------------------------------------------------------------
N/A                                 1,583     197,806,983.20              39.88     76.16        666
09.501-10.000                           1         392,012.30               0.08        75        664
10.001-10.500                           1         188,188.33               0.04     70.03        781
11.501-12.000                           5       1,339,951.88               0.27     74.42        712
12.001-12.500                          31       5,705,382.99               1.15     74.56        693
12.501-13.000                         131      24,258,175.21               4.89     75.01        680
13.001-13.500                         220      39,747,153.88               8.01     78.63        660
13.501-14.000                         378      67,132,668.81              13.53     79.64        644
14.001-14.500                         296      46,280,919.62               9.33     81.84        628
14.501-15.000                         364      51,538,157.44              10.39     83.44        616
15.001-15.500                         181      23,661,732.35               4.77     85.04        590
15.501-16.000                         167      20,884,588.16               4.21     86.23        585
16.001-16.500                          68       8,659,126.14               1.75     86.36        575
16.501-17.000                          60       6,436,694.00               1.30     85.44        559
17.001-17.500                          11       1,578,371.88               0.32     87.19        559
17.501-18.000                           4         276,724.48               0.06     79.14        529
18.001-18.500                           2         152,537.09               0.03     94.32        562
----------------------------------------------------------------------------------------------------
TOTAL POOL                          3,503     496,039,367.76             100.00     79.22        644
----------------------------------------------------------------------------------------------------

                                                               % of Aggregate
                                           Principal Balance  Principal Balance
                             Number of     Outstanding as of  Outstanding as of
Minimum Rate               Mortgage Loans   the Cutoff Date    the Cutoff Date    WA-Ltv    WA-Fico
----------------------------------------------------------------------------------------------------
N/A                                 1,583     197,806,983.20              39.88     76.16        666
04.501-5.000                            6       1,731,964.18               0.35     74.55        701
05.001-5.500                           32       5,893,571.32               1.19     74.42        695
05.501-6.000                          132      24,491,465.31               4.94     75.06        679
06.001-6.500                          220      39,747,153.88               8.01     78.63        660
06.501-7.000                          377      66,899,378.71              13.49     79.64        644
07.001-7.500                          296      46,280,919.62               9.33     81.84        628
07.501-8.000                          364      51,538,157.44              10.39     83.44        616
08.001-8.500                          181      23,661,732.35               4.77     85.04        590
08.501-9.000                          167      20,884,588.16               4.21     86.23        585
09.001-9.500                           68       8,659,126.14               1.75     86.36        575
09.501-10.000                          60       6,436,694.00               1.30     85.44        559
10.001-10.500                          11       1,578,371.88               0.32     87.19        559
10.501-11.000                           4         276,724.48               0.06     79.14        529
11.001-11.500                           2         152,537.09               0.03     94.32        562
----------------------------------------------------------------------------------------------------
TOTAL POOL                          3,503     496,039,367.76             100.00     79.22        644
----------------------------------------------------------------------------------------------------

                                                               % of Aggregate
                                           Principal Balance  Principal Balance
                             Number of     Outstanding as of  Outstanding as of
Margin                     Mortgage Loans   the Cutoff Date    the Cutoff Date    WA-Ltv    WA-Fico
----------------------------------------------------------------------------------------------------
N/A                                 1,583     197,806,983.20              39.88     76.16        666
02.501-3.000                            3         732,545.34               0.15     76.75        705
03.501-4.000                           32       5,838,080.13               1.18     66.37        724
04.001-4.500                          148      24,805,072.98               5.00     76.77        692
04.501-5.000                          238      39,910,184.33               8.05     77.83        680
05.001-5.500                          327      56,793,408.26              11.45     78.43        650
05.501-6.000                          392      61,604,299.07              12.42     81.25        623
06.001-6.500                          332      46,993,340.90               9.47     84.24        600
06.501-7.000                          177      26,467,156.00               5.34     85.99        576
07.001-7.500                          151      20,653,117.04               4.16     86.42        580
07.501-8.000                           77       9,527,178.29               1.92     89.76        576
08.001-8.500                           29       3,805,934.82               0.77     90.34        558
08.501-9.000                           11         904,571.59               0.18     89.63        547
09.001-9.500                            2         139,015.13               0.03     94.17        568
09.501-10.000                           1          58,480.68               0.01        90        531
----------------------------------------------------------------------------------------------------
TOTAL POOL                          3,503     496,039,367.76             100.00     79.22        644
----------------------------------------------------------------------------------------------------

                                                               % of Aggregate
                                           Principal Balance  Principal Balance
                             Number of     Outstanding as of  Outstanding as of
Prepay Term                Mortgage Loans   the Cutoff Date    the Cutoff Date    WA-Ltv    WA-Fico
----------------------------------------------------------------------------------------------------
                      0               910     115,183,352.93              23.22     80.09        645
                     24             1,071     163,128,506.98              32.89     80.91        636
                     36               695      98,269,925.05              19.81     79.12        642
                     60               827     119,457,582.80              24.08     76.15        657
----------------------------------------------------------------------------------------------------
TOTAL POOL                          3,503     496,039,367.76             100.00     79.22        644
----------------------------------------------------------------------------------------------------

                                                               % of Aggregate
                                           Principal Balance  Principal Balance
                             Number of     Outstanding as of  Outstanding as of
Lien                       Mortgage Loans   the Cutoff Date    the Cutoff Date    WA-Ltv    WA-Fico
----------------------------------------------------------------------------------------------------
1ST                                 3,149     482,645,203.07              97.30     78.66        643
2ND                                   354      13,394,164.69               2.70     99.44        691
----------------------------------------------------------------------------------------------------
TOTAL POOL                          3,503     496,039,367.76             100.00     79.22        644
----------------------------------------------------------------------------------------------------

                                                               % of Aggregate
                                           Principal Balance  Principal Balance
                             Number of     Outstanding as of  Outstanding as of
Remaining Term (months)    Mortgage Loans   the Cutoff Date    the Cutoff Date    WA-Ltv    WA-Fico
----------------------------------------------------------------------------------------------------
000-120                                 9         733,712.57               0.15     69.21        678
121-180                               562      39,883,900.92               8.04     79.77        667
181-240                                32       4,133,394.69               0.83     72.48        640
241-300                                 5         615,420.99               0.12     66.07        690
301-340                                 7         677,875.52               0.14     79.81        575
341-360                             2,888     449,995,063.07              90.72     79.27        642
----------------------------------------------------------------------------------------------------
TOTAL POOL                          3,503     496,039,367.76             100.00     79.22        644
----------------------------------------------------------------------------------------------------

                                                               % of Aggregate
                                           Principal Balance  Principal Balance
                             Number of     Outstanding as of  Outstanding as of
Property Type              Mortgage Loans   the Cutoff Date    the Cutoff Date    WA-Ltv    WA-Fico
----------------------------------------------------------------------------------------------------
Condo                                 228      27,664,519.54               5.58     80.83        666
Multi-Unit                            140      22,635,915.33               4.56      73.8        664
PUD                                   453      66,940,268.04              13.49     81.43        653
Single Family Residence             2,682     378,798,664.85              76.36     79.04        640
----------------------------------------------------------------------------------------------------
TOTAL POOL                          3,503     496,039,367.76             100.00     79.22        644
----------------------------------------------------------------------------------------------------

                                                               % of Aggregate
                                           Principal Balance  Principal Balance
                             Number of     Outstanding as of  Outstanding as of
Occupancy                  Mortgage Loans   the Cutoff Date    the Cutoff Date    WA-Ltv    WA-Fico
----------------------------------------------------------------------------------------------------
Investment (Non-Owner
 Occupied)                            160      19,222,042.65               3.88     74.05        667
Investment (Owner
 Occupied)                              1         206,011.81               0.04        75        614
Primary                             3,308     472,086,556.80              95.17     79.46        643
Secondary Home                         34       4,524,756.50               0.91      76.3        665
----------------------------------------------------------------------------------------------------
TOTAL POOL                          3,503     496,039,367.76             100.00     79.22        644
----------------------------------------------------------------------------------------------------

                                                               % of Aggregate
                                           Principal Balance  Principal Balance
                             Number of     Outstanding as of  Outstanding as of
Loan Purpose               Mortgage Loans   the Cutoff Date    the Cutoff Date    WA-Ltv    WA-Fico
----------------------------------------------------------------------------------------------------
Cash Out Refinance                  2,104     314,564,242.76              63.42     77.31        631
Purchase                            1,067     133,202,824.73              26.85     85.02        670
Rate/Term Refinance                   332      48,272,300.27               9.73     75.69        657
----------------------------------------------------------------------------------------------------
TOTAL POOL                          3,503     496,039,367.76             100.00     79.22        644
----------------------------------------------------------------------------------------------------

                                                               % of Aggregate
                                           Principal Balance  Principal Balance
                             Number of     Outstanding as of  Outstanding as of
State                      Mortgage Loans   the Cutoff Date    the Cutoff Date    WA-Ltv    WA-Fico
----------------------------------------------------------------------------------------------------
Arizona                                70       8,468,123.44               1.71     83.45        643
Arkansas                               26       2,327,869.78               0.47     78.47        653
California                            637     129,408,141.34              26.09     75.06        661
Colorado                               71      11,106,825.42               2.24     80.16        654
Connecticut                            83      11,781,224.85               2.38     79.51        660
Delaware                               14       1,788,871.23               0.36     80.66        630
District of Columbia                   15       2,600,384.31               0.52     74.57        605
Florida                               617      74,998,986.44              15.12     80.13        642
Georgia                                84       9,806,841.93               1.98     85.77        627
Idaho                                  18       1,778,714.85               0.36     85.25        650
Illinois                               63      10,029,439.23               2.02     77.28        628
Indiana                                43       4,038,215.42               0.81     82.47        616
Iowa                                    9         650,920.99               0.13     82.01        609
Kansas                                 17       2,203,050.19               0.44     81.82        644
Kentucky                               37       3,435,731.58               0.69     82.92        626
Louisiana                              85      10,163,097.29               2.05     82.02        627
Maine                                  19       2,250,167.06               0.45      75.6        652
Maryland                               62      10,554,777.23               2.13     81.49        620
Massachusetts                          65      13,096,054.75               2.64     75.69        627
Michigan                               91       9,419,468.24               1.90     82.46        622
Minnesota                              23       3,400,237.66               0.69     85.28        633
Mississippi                            35       3,471,841.81               0.70     84.62        614
Missouri                               65       6,254,710.17               1.26     82.33        629
Montana                                 3         466,549.09               0.09     82.95        704
Nebraska                                3         293,622.88               0.06     82.74        671
Nevada                                 97      12,413,408.36               2.50     81.51        664
New Hampshire                          19       3,229,058.33               0.65     75.26        627
New Jersey                             35       6,791,895.44               1.37     78.01        637
New Mexico                              4         382,380.04               0.08     64.61        670
New York                               83      17,348,602.29               3.50     74.54        650
North Carolina                         72       8,793,050.93               1.77     82.54        627
North Dakota                            1         124,401.97               0.03        65        522
Ohio                                  197      20,245,677.20               4.08     84.15        621
Oklahoma                               34       3,130,319.18               0.63     86.48        618
Oregon                                 70       8,880,069.42               1.79     80.08        671
Pennsylvania                           96      11,878,618.71               2.39     84.37        621
Rhode Island                            7       1,455,512.30               0.29     77.11        660
South Carolina                         47       5,542,231.39               1.12      83.1        618
South Dakota                            1         194,678.76               0.04     82.98        573
Tennessee                              53       5,273,876.50               1.06     83.06        620
Texas                                 167      18,224,349.47               3.67      79.5        647
Utah                                   12       2,600,476.58               0.52     81.22        650
Vermont                                 4         577,293.34               0.12     81.77        654
Virginia                               89      14,023,661.09               2.83     80.54        629
Washington                            117      16,418,926.00               3.31     80.68        669
West Virginia                          18       1,748,391.07               0.35     84.58        597
Wisconsin                              21       2,479,522.13               0.50     82.96        635
Wyoming                                 4         489,100.08               0.10     82.79        606
----------------------------------------------------------------------------------------------------
TOTAL POOL                          3,503     496,039,367.76             100.00     79.22        644
----------------------------------------------------------------------------------------------------

                                                               % of Aggregate
                                           Principal Balance  Principal Balance
                             Number of     Outstanding as of  Outstanding as of
Grade                      Mortgage Loans   the Cutoff Date    the Cutoff Date    WA-Ltv    WA-Fico
----------------------------------------------------------------------------------------------------
AAA                                     1          83,292.88               0.02        80        657
M1                                    492      68,084,654.10              13.73     83.02        623
M2                                    170      23,786,473.72               4.80     79.65        583
M3                                     37       5,039,397.64               1.02     73.73        571
M4                                     13       1,442,355.22               0.29     69.28        567
b. AA                                   1          62,335.29               0.01        85        611
c. A+                               1,019     151,220,994.36              30.49     78.77        655
d. A                                  258      34,968,053.02               7.05     75.29        580
e. A-                                 141      20,040,877.77               4.04     74.12        573
f. Alt A                              953     132,077,484.34              26.63     81.61        687
g. B                                   99      11,731,960.46               2.37     73.49        577
h. B-                                  33       3,258,726.22               0.66     65.14        554
i. C                                    6         518,130.51               0.10     58.52        553
j. FICO Enhanced                       57       8,506,441.15               1.71     95.97        611
k. FICO Only                          223      35,218,191.08               7.10     72.01        678
----------------------------------------------------------------------------------------------------
TOTAL POOL                          3,503     496,039,367.76             100.00     79.22        644
----------------------------------------------------------------------------------------------------

                                                               % of Aggregate
                                           Principal Balance  Principal Balance
                             Number of     Outstanding as of  Outstanding as of
PMI Provider               Mortgage Loans   the Cutoff Date    the Cutoff Date    WA-Ltv    WA-Fico
----------------------------------------------------------------------------------------------------

MGIC                                  849     134,314,706.49              27.08     80.61        667
NO MI                               2,647     361,046,785.75              72.79      78.7        636
PMI                                     7         677,875.52               0.14     79.81        575
----------------------------------------------------------------------------------------------------
TOTAL POOL                          3,503     496,039,367.76             100.00     79.22        644
----------------------------------------------------------------------------------------------------

                                                               % of Aggregate
                                           Principal Balance  Principal Balance
                             Number of     Outstanding as of  Outstanding as of
Product                    Mortgage Loans   the Cutoff Date    the Cutoff Date    WA-Ltv    WA-Fico
----------------------------------------------------------------------------------------------------
2/28 6 Mo LIBOR ARM                 1,738     267,517,843.65              53.93      81.4        629
3/27 6 Mo LIBOR ARM                   178      29,761,925.31               6.00     79.97        640
6 Month LIBOR ARM                       4         952,615.60               0.19     78.72        663
Fixed Rate                          1,305     184,811,279.29              37.26     74.79        665
Fixed Rate Balloon                    278      12,995,703.91               2.62     95.67        683
----------------------------------------------------------------------------------------------------
TOTAL POOL                          3,503     496,039,367.76             100.00     79.22        644
----------------------------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Please calculate the CDR and CNL that the bond can sustain until it starts to lose principal, and provide the following output.
--------------------------------------------------------------------------------
Please run cashflows to maturity with 100% advancing, triggers functional, a 12-month lag for newly originated loans, and use ACA's prepayment speed vectors seasoning adjusted for FRM and ARM loans (prepayment vectors apply to voluntary prepayments only - defaults are in addition to the prepayment curves).
--------------------------------------------------------------------------------
I will also need the average spread net of all fees and IO, the collateral duration, and a zip code breakdown (please highlight northern and southern CA zip codes).


-------------------------------------------------------------------------------------------------------------------------
Interest Rate                                                           Cum Net           Collateral   Discount   Assumed
  Stresses                      Severity   WAL       CDR                 Loss              Duration     Margin     Price
Forward Libor                         40%     7.97   8.7935 CDR    125,182,605.89 (8.35%)       2.34
Forward + 200                         40%     8.34    6.167 CDR     91,419,776.45 (6.09%)       2.37
Forward + 400                         40%     8.39    3.817 CDR     58,740,842.66 (3.92%)       2.39

Severity Stresses
Forward Libor                         50%     8.24   6.8933 CDR    126,252,907.70 (8.42%)       2.37
Forward Libor                         70%     8.55    4.815 CDR    127,544,689.90 (8.50%)       2.39

Prepayment Stresses       CPR
Forward Libor + 200        15%        40%    17.21    5.838 CDR   153,963,507.48 (10.26%)       3.76
Forward Libor + 400        15%        40%    19.10    2.878 CDR     85,828,089.21 (5.72%)       3.92
Forward Libor + 200        40%        50%     7.16    6.585 CDR     88,135,840.64 (5.88%)       1.76
Forward Libor + 400        40%        50%     7.30   4.8125 CDR     66,006,379.36 (4.40%)       1.77
Forward Libor + 200        50%        70%     5.59    5.464 CDR     79,605,890.03 (5.31%)       1.38

                                                                                                       Solve      Assumed
Basis Risk Stress                                                                                      for DM      Price
Forward Libor + 400   15% FRM         50%    13.46   2.50%          57,817,159.49 (3.85%)       2.59
                      35% ARM

-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please calculate the CDR and CNL that the bond can sustain until it starts to lose principal, and provide the following output.
--------------------------------------------------------------------------------
Please run cashflows to maturity with 100% advancing, triggers functional, a 12-month lag for newly originated loans, and use ACA's prepayment speed vectors seasoning adjusted for FRM and ARM loans (prepayment vectors apply to voluntary prepayments only - defaults are in addition to the prepayment curves).

I will also need the average spread net of all fees and IO, the collateral duration, and a zip code breakdown (please highlight northern and southern CA zip codes).

-------------------------------------------------------------------------------------------------------------------------
Interest Rate                                                         Cum Net             Collateral   Discount   Assumed
  Stresses                      Severity   WAL       CDR                Loss               Duration     Margin     Price
Forward Libor                         40%    10.57     7.529CDR    109,247,620.63 (7.28%)       2.34
Forward + 200                         40%    10.98     5.024CDR     75,827,196.23 (5.06%)       2.37
Forward + 400                         40%    10.80      2.85CDR     44,557,278.74 (2.97%)       2.39

Severity Stresses
Forward Libor                         50%    10.88     5.929CDR    110,227,884.37 (7.35%)       2.37
Forward Libor                         70%    11.24     4.154CDR    111,204,803.24 (7.41%)       2.39

Prepayment Stresses       CPR
Forward Libor + 200        15%        40%    22.37     5.136CDR    139,266,161.37 (9.28%)       3.76
Forward Libor + 400        15%        40%    23.86     2.303CDR     70,441,087.71 (4.70%)       3.92
Forward Libor + 200        40%        50%     9.49    5.3025CDR     72,226,302.98 (4.82%)       1.76
Forward Libor + 400        40%        50%     9.60     3.638CDR     50,727,016.04 (3.38%)       1.77
Forward Libor + 200        50%        70%     7.40     4.325CDR     63,696,394.40 (4.25%)       1.38
                                                                                                       Solve      Assumed
Basis Risk Stress                                                                                      for DM      Price
Forward Libor + 400   15% FRM         50%    23.15   2.50%          57,817,159.49 (3.85%)       2.59
                      35% ARM

-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please calculate the CDR and CNL that the bond can sustain until it starts to lose principal, and provide the following output.
--------------------------------------------------------------------------------
Please run cashflows to maturity with 100% advancing, triggers functional, a 12-month lag for newly originated loans, and use ACA's prepayment speed vectors seasoning adjusted for FRM and ARM loans (prepayment vectors apply to voluntary prepayments only - defaults are in addition to the prepayment curves).

I will also need the average spread net of all fees and IO, the collateral duration, and a zip code breakdown (please highlight northern and southern CA zip codes).

-------------------------------------------------------------------------------------------------------------------------
Interest Rate                                                            Cum Net          Collateral   Discount   Assumed
  Stresses                      Severity   WAL       CDR                   Loss             Duration    Margin     Price
Forward Libor                         40%    10.73    6.241 CDR     92,372,301.82 (6.16%)       2.34
Forward + 200                         40%    11.10     3.89 CDR     59,788,208.22 (3.99%)       2.37
Forward + 400                         40%    10.86    1.621 CDR     25,866,169.03 (1.72%)       2.39

Severity Stresses
Forward Libor                         50%    11.00    4.923 CDR     92,987,052.53 (6.20%)       2.37
Forward Libor                         70%    11.29   3.4615 CDR     93,709,668.03 (6.25%)       2.39

Prepayment Stresses    CPR
Forward Libor + 200        15%        40%    21.69    4.533 CDR    125,954,573.09 (8.40%)       3.76
Forward Libor + 400        15%        40%    23.23    1.623 CDR     51,187,242.16 (3.41%)       3.92
Forward Libor + 200        40%        50%     9.60    4.079 CDR     56,516,213.85 (3.77%)       1.76
Forward Libor + 400        40%        50%     9.60    2.335 CDR     33,171,112.20 (2.21%)       1.77
Forward Libor + 200        50%        70%     7.46    3.223 CDR     47,972,099.02 (3.20%)       1.38
                                                                                                        Solve     Assumed
Basis Risk Stress                                                                                       for DM     Price
Forward Libor + 400   15% FRM         50%     6.74   2.50%          57,817,159.49 (3.85%)       2.59
                      35% ARM
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please calculate the CDR and CNL that the bond can sustain until it starts to lose principal, and provide the following output.
--------------------------------------------------------------------------------
Please run cashflows to maturity with 100% advancing, triggers functional, a 12-month lag for newly originated loans, and use ACA's prepayment speed vectors seasoning adjusted for FRM and ARM loans (prepayment vectors apply to voluntary prepayments only - defaults are in addition to the prepayment curves).

I will also need the average spread net of all fees and IO, the collateral duration, and a zip code breakdown (please highlight northern and southern CA zip codes).

-------------------------------------------------------------------------------------------------------------------------
Interest Rate                                                             Cum Net         Collateral   Discount   Assumed
  Stresses                      Severity   WAL       CDR                   Loss            Duration     Margin     Price
Forward Libor                         40%    11.43    5.2746CDR     79,260,015.68 (5.28%)       2.34
Forward + 200                         40%    11.98     3.167CDR     49,251,755.81 (3.28%)       2.37
Forward + 400                         40%    12.49     1.293CDR     20,746,645.72 (1.38%)       2.39

Severity Stresses
Forward Libor                         50%    11.67    4.1813CDR     79,918,961.94 (5.33%)       2.37
Forward Libor                         70%    11.96    2.9558CDR     80,682,905.47 (5.38%)       2.39

Prepayment Stresses    CPR
Forward Libor + 200        15%        40%    23.16     4.373CDR    122,309,724.76 (8.15%)       3.76
Forward Libor + 400        15%        40%    25.22    1.5478CDR     48,983,662.59 (3.27%)       3.92
Forward Libor + 200        40%        50%    10.25     3.265CDR     45,762,034.57 (3.05%)       1.76
Forward Libor + 400        40%        50%    10.55      1.67CDR     23,954,384.31 (1.60%)       1.77
Forward Libor + 200        50%        70%     7.86    2.4005CDR     36,016,459.63 (2.40%)       1.38
                                                                                                        Solve     Assumed
Basis Risk Stress                                                                                       for DM     Price
Forward Libor + 400   15% FRM         50%     3.65   2.50%          57,817,159.49 (3.85%)       2.59
                      35% ARM

-------------------------------------------------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Please calculate the CDR and CNL that the bond can sustain until it starts to lose principal, and provide the following output.
--------------------------------------------------------------------------------
Please run cashflows to maturity with 100% advancing, triggers functional, a 12-month lag for newly originated loans, and use ACA's prepayment speed vectors seasoning adjusted for FRM and ARM loans (prepayment vectors apply to voluntary prepayments only - defaults are in addition to the prepayment curves).

I will also need the average spread net of all fees and IO, the collateral duration, and a zip code breakdown (please highlight northern and southern CA zip codes).

----------------------------------------------------------------------------------------------------------------------------
                                                                           Cum Net           Collateral   Discount   Assumed
Interest Rate Stresses             Severity   WAL     CDR                    Loss             Duration     Margin     Price
Forward Libor                            40%   8.04    8.878 CDR    126,225,998.74 (8.42%)         2.34
Forward + 200                            40%   8.46    6.356 CDR     93,944,715.32 (6.26%)         2.37
Forward + 400                            40%   8.79    4.574 CDR     69,538,105.59 (4.64%)         2.39
Severity Stresses
Forward Libor                            50%   8.31   6.9585 CDR    127,319,269.47 (8.49%)         2.37
Forward Libor                            70%   8.62     4.86 CDR    128,644,608.43 (8.58%)         2.39
Prepayment Stresses        CPR
Forward Libor + 200        15%           40%  17.21   5.8365 CDR   153,932,975.22 (10.26%)         3.76
Forward Libor + 400        15%           40%  19.31   2.9145 CDR     86,778,629.52 (5.79%)         3.92
Forward Libor + 200        40%           50%   7.21    6.654 CDR     88,976,187.27 (5.93%)         1.76
Forward Libor + 400        40%           50%   7.42    5.123 CDR     69,962,830.21 (4.66%)         1.77
Forward Libor + 200        50%           70%   5.61    5.511 CDR     80,255,075.75 (5.35%)         1.38
                                                                                                          Solve      Assumed
Basis Risk Stress                                                                                         for DM      Price
Forward Libor + 400      15% FRM         50%  12.99   2.50%          57,817,159.49 (3.85%)         2.59
                         35% ARM
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please calculate the CDR and CNL that the bond can sustain until it starts to lose principal, and provide the following output.
--------------------------------------------------------------------------------
Please run cashflows to maturity with 100% advancing, triggers functional, a 12-month lag for newly originated loans, and use ACA's prepayment speed vectors seasoning adjusted for FRM and ARM loans (prepayment vectors apply to voluntary prepayments only - defaults are in addition to the prepayment curves).

I will also need the average spread net of all fees and IO, the collateral duration, and a zip code breakdown (please highlight northern and southern CA zip codes).

----------------------------------------------------------------------------------------------------------------------------
                                                                           Cum Net           Collateral   Discount   Assumed
Interest Rate Stresses             Severity   WAL     CDR                    Loss            Duration     Margin      Price
Forward Libor                            40%  10.83    7.642 CDR    110,696,579.45 (7.38%)         2.34
Forward + 200                            40%  11.39    5.233 CDR     78,720,445.95 (5.25%)         2.37
Forward + 400                            40%  11.80    3.545 CDR     54,796,343.04 (3.65%)         2.39
Severity Stresses
Forward Libor                            50%  11.15    6.017 CDR    111,710,287.68 (7.45%)         2.37
Forward Libor                            70%  11.53     4.22 CDR    112,851,904.14 (7.52%)         2.39
Prepayment Stresses        CPR
Forward Libor + 200        15%           40%  22.47    5.159 CDR    139,761,002.85 (9.32%)         3.76
Forward Libor + 400        15%           40%  24.53    2.374 CDR     72,383,995.66 (4.83%)         3.92
Forward Libor + 200        40%           50%   9.75    5.423 CDR     73,744,963.39 (4.92%)         1.76
Forward Libor + 400        40%           50%  10.03    3.968 CDR     55,071,034.99 (3.67%)         1.77
Forward Libor + 200        50%           70%   7.54    4.416 CDR     64,980,124.21 (4.33%)         1.38
                                                                                                          Solve      Assumed
Basis Risk Stress                                                                                         for DM      Price
Forward Libor + 400      15% FRM         50%  19.45   2.50%          57,817,159.49 (3.85%)         2.59
                         35% ARM
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please calculate the CDR and CNL that the bond can sustain until it starts to lose principal, and provide the following output.
--------------------------------------------------------------------------------
Please run cashflows to maturity with 100% advancing, triggers functional, a 12-month lag for newly originated loans, and use ACA's prepayment speed vectors seasoning adjusted for FRM and ARM loans (prepayment vectors apply to voluntary prepayments only - defaults are in addition to the prepayment curves).

I will also need the average spread net of all fees and IO, the collateral duration, and a zip code breakdown (please highlight northern and southern CA zip codes).

----------------------------------------------------------------------------------------------------------------------------
                                                                           Cum Net           Collateral   Discount   Assumed
Interest Rate Stresses             Severity   WAL     CDR                   Loss              Duration     Margin     Price
Forward Libor                            40%  11.10     6.43 CDR     94,890,758.24 (6.33%)         2.34
Forward + 200                            40%  11.64    4.169 CDR     63,788,588.10 (4.25%)         2.37
Forward + 400                            40%  12.06    2.569 CDR     40,350,686.93 (2.69%)         2.39
Severity Stresses
Forward Libor                            50%  11.38    5.075 CDR     95,627,255.36 (6.38%)         2.37
Forward Libor                            70%  11.71    3.569 CDR     96,451,298.19 (6.43%)         2.39
Prepayment Stresses        CPR
Forward Libor + 200        15%           40%  22.81    4.658 CDR    128,768,594.51 (8.58%)         3.76
Forward Libor + 400        15%           40%  24.87    1.929 CDR     59,998,877.20 (4.00%)         3.92
Forward Libor + 200        40%           50%   9.97    4.267 CDR     58,965,138.99 (3.93%)         1.76
Forward Libor + 400        40%           50%  10.24    2.872 CDR     40,485,652.12 (2.70%)         1.77
Forward Libor + 200        50%           70%   7.66    3.361 CDR     49,959,463.30 (3.33%)         1.38
                                                                                                          Solve      Assumed
Basis Risk Stress                                                                                         for DM      Price
Forward Libor + 400      15% FRM         50%   7.30      2.5 CDR     57,817,159.49 (3.85%)         2.59
                         35% ARM
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please calculate the CDR and CNL that the bond can sustain until it starts to lose principal, and provide the following output.
--------------------------------------------------------------------------------
Please run cashflows to maturity with 100% advancing, triggers functional, a 12-month lag for newly originated loans, and use ACA's prepayment speed vectors seasoning adjusted for FRM and ARM loans (prepayment vectors apply to voluntary prepayments only - defaults are in addition to the prepayment curves).

I will also need the average spread net of all fees and IO, the collateral duration, and a zip code breakdown (please highlight northern and southern CA zip codes).

----------------------------------------------------------------------------------------------------------------------------
                                                                           Cum Net           Collateral   Discount   Assumed
Interest Rate Stresses             Severity   WAL     CDR                    Loss             Duration     Margin     Price
Forward Libor                            40%  11.43   5.3615 CDR     80,455,436.07 (5.36%)         2.34
Forward + 200                            40%  11.94    3.301 CDR     51,223,341.21 (3.41%)         2.37
Forward + 400                            40%  12.35    1.765 CDR     28,095,986.79 (1.87%)         2.39
Severity Stresses
Forward Libor                            50%  11.68     4.25 CDR     81,142,465.82 (5.41%)         2.37
Forward Libor                            70%  11.95   3.0025 CDR     81,894,934.95 (5.46%)         2.39
Prepayment Stresses        CPR
Forward Libor + 200        15%           40%  23.16   4.4095 CDR    123,145,488.13 (8.21%)         3.76
Forward Libor + 400        15%           40%  25.10    1.683 CDR     52,934,522.46 (3.53%)         3.92
Forward Libor + 200        40%           50%  10.22   3.3515 CDR     46,916,627.70 (3.13%)         1.76
Forward Libor + 400        40%           50%  10.49    1.973 CDR     28,175,955.88 (1.88%)         1.77
Forward Libor + 200        50%           70%   7.83    2.476 CDR     37,121,881.67 (2.47%)         1.38
                                                                                                          Solve      Assumed
Basis Risk Stress                                                                                         for DM      Price
Forward Libor + 400      15% FRM         50%   3.85   2.50%          57,817,159.49 (3.85%)         2.59
                         35% ARM
----------------------------------------------------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

NFHE0304 - Price/Yield - B-3

 Balance                                           $8,250,000.00                Delay                     0
                                                                                Dated                     11/20/2003
 Settle                                            11/20/2003                   First Payment             12/25/2003
 Price                                             FORWARD                      FORWARD
                                       FRM Prepay        100 *MKCAP_FRM_PREPAY     100 *MKCAP_FRM_PREPAY
                                       ARM Prepay        100 *MKCAP_ARM_PREPAY     100 *MKCAP_ARM_PREPAY
                                          Default   105.288 *MKPCAP_CDR_VECTOR  123.1 *MKPCAP_CDR_VECTOR
                                    Loss Severity                          25%                       25%
                                Servicer Advances                         100%                      100%
                                  Liquidation Lag                           12                        12
                                            LIBOR                Forward LIBOR             Forward LIBOR
                                         TRIGGERS                         FAIL                      FAIL
                              Optional Redemption                     Call (N)                  Call (Y)
                                              WAL                        17.34                      6.60
                                         Mod Durn                         9.62                      5.21
                              Principal Writedown               146.09 (0.00%)            357.14 (0.00%)
        Total Collat Group Loss (Collat Maturity)        69,529,327.31 (4.64%)     79,019,818.71 (5.27%)
 Total Collat Group Liquidation (Collat Maturity)      274,512,202.69 (18.30%)   312,025,201.76 (20.80%)

NFHE0304 - Price/Yield - B-3

Balance                                            $8,250,000.00                Delay                       0
                                                                                Dated                       11/20/2003
Settle                                             11/20/2003                   First Payment               12/25/2003
Price                                              FORWARD                      FORWARD

                                       FRM Prepay        100 *MKCAP_FRM_PREPAY       100 *MKCAP_FRM_PREPAY
                                       ARM Prepay        100 *MKCAP_ARM_PREPAY       100 *MKCAP_ARM_PREPAY
                                          Default      86.7 *MKPCAP_CDR_VECTOR  100.442 *MKPCAP_CDR_VECTOR
                                    Loss Severity                          30%                         30%
                                Servicer Advances                         100%                        100%
                                  Liquidation Lag                           12                          12
                                            LIBOR                Forward LIBOR               Forward LIBOR
                                         TRIGGERS                         FAIL                        FAIL
                              Optional Redemption                     Call (N)                    Call (Y)
                                              WAL                        17.83                        6.85
                                         Mod Durn                         9.75                        5.36
                              Principal Writedown               748.91 (0.01%)              687.55 (0.01%)
        Total Collat Group Loss (Collat Maturity)        70,821,979.15 (4.72%)       80,221,039.23 (5.35%)
 Total Collat Group Liquidation (Collat Maturity)      232,976,782.86 (15.53%)     263,926,878.29 (17.60%)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_NFHE0304_MKT3 - Price/Yield - M-2

Balance                 $60,000,000.00          Delay                    0           Index        LIBOR_1MO WAC  7.352    WAM    344
Coupon                  2.87                    Dated                    11/20/2003  Mult/Margin  1/1.75    NET  6.588491 WALA     0
Settle                  11/20/2003              First Payment            12/25/2003  Cap/Floor    999/0

            FRM Prepay   100 *MKCAP_FRM_PREPAY    100 *MKCAP_FRM_PREPAY
            ARM Prepay   100 *MKCAP_ARM_PREPAY    100 *MKCAP_ARM_PREPAY
                                       217.799                  265.565
               Default      *MKPCAP_CDR_VECTOR       *MKPCAP_CDR_VECTOR
         Loss Severity                     25%                      25%
     Servicer Advances                    100%                     100%
       Liquidation Lag                      12                       12
              TRIGGERS                    FAIL                     FAIL
   Optional Redemption                Call (N)                 Call (Y)
                 LIBOR                 FORWARD                  FORWARD
             LIBOR_6MO             1.19100 ...              1.19100 ...
                   WAL                   13.21                     5.93
              Mod Durn                    8.77                     5.05
  Principal  Writedown          141.81 (0.00%)           123.74 (0.00%)
    Total Collat Group
Loss (Collat Maturity)   138,308,109.74(9.22%)  155,387,869.59 (10.36%)
    Total Collat Group
           Liquidation
     (Collat Maturity)  546,240,320.54(36.42%)  614,012,182.00 (40.93%)

CDR Vector:
-Months 1-24, CDR ramps from 0% to 8%
-Months 25-48 CDR constant 8%
-Months 49-120, CDR ramps from 8% to 5%
-Month 121 until end, CDR constant 5%

CPR Vector for Fixed Rate Collateral:
-Months 1-12, CPR ramps from 0% to18%
-Months 13-24, CPR constant 18%
-Months 25-120, CPR ramps from 18% to 21%
-Month 121 until end, CPR is constant 21%

CPR Vector for Floating Rate Collateral:
-Months 1-18, CPR ramps from 0% to 30%
-Months 19-24, CPR ramps from 30% to 50%
-Months 25-40, CPR ramps from 50% to 30%
-Month 41 until end, CPR is constant 30%

Z_NFHE0304_MKT3 - Price/Yield - M-3

Balance                 $15,000,000.00          Delay                    0           Index        LIBOR_1MO WAC     7.352  WAM   344
Coupon                  3.27                    Dated                    11/20/2003  Mult/Margin  1/2.15    NET  6.588491 WALA     0
Settle                  11/20/2003              First Payment            12/25/2003  Cap/Floor    999/0

            FRM Prepay   100 *MKCAP_FRM_PREPAY    100 *MKCAP_FRM_PREPAY
            ARM Prepay   100 *MKCAP_ARM_PREPAY    100 *MKCAP_ARM_PREPAY
                                        180.09                  219.031
               Default      *MKPCAP_CDR_VECTOR       *MKPCAP_CDR_VECTOR
         Loss Severity                     25%                      25%
     Servicer Advances                    100%                     100%
       Liquidation Lag                      12                       12
              TRIGGERS                    FAIL                     FAIL
   Optional Redemption                Call (N)                 Call (Y)
                 LIBOR                 FORWARD                  FORWARD
             LIBOR_6MO             1.19100 ...              1.19100 ...
                   WAL                   22.26                     6.43
              Mod Durn                   11.13                     5.32
   Principal Writedown          219.85 (0.00%)           260.69 (0.00%)
    Total Collat Group
Loss (Collat Maturity)   122,769,776.13(8.18%)   138,782,407.16 (9.25%)
    Total Collat Group
           Liquidation
     (Collat Maturity)  484,582,355.49(32.31%)  548,122,452.47 (36.54%)

CDR Vector:
-Months 1-24, CDR ramps from 0% to 8%
-Months 25-48 CDR constant 8%
-Months 49-120, CDR ramps from 8% to 5%
-Month 121 until end, CDR constant 5%

CPR Vector for Fixed Rate Collateral:
-Months 1-12, CPR ramps from 0% to18%
-Months 13-24, CPR constant 18%
-Months 25-120, CPR ramps from 18% to 21%
-Month 121 until end, CPR is constant 21%

CPR Vector for Floating Rate Collateral:
-Months 1-18, CPR ramps from 0% to 30%
-Months 19-24, CPR ramps from 30% to 50%
-Months 25-40, CPR ramps from 50% to 30%
-Month 41 until end, CPR is constant 30%

Z_NFHE0304_MKT3 - Price/Yield - M-4

Balance                 $15,000,000.00          Delay                    0           Index        LIBOR_1MO WAC  7.352     WAM   344
Coupon                  4.37                    Dated                    11/20/2003  Mult/Margin  1/3.25    NET  6.588491 WALA     0
Settle                  11/20/2003              First Payment            12/25/2003  Cap/Floor    999/0

            FRM Prepay   100 *MKCAP_FRM_PREPAY    100 *MKCAP_FRM_PREPAY
            ARM Prepay   100 *MKCAP_ARM_PREPAY    100 *MKCAP_ARM_PREPAY
                                       145.104                  176.871
               Default      *MKPCAP_CDR_VECTOR       *MKPCAP_CDR_VECTOR
         Loss Severity                     25%                      25%
     Servicer Advances                    100%                     100%
       Liquidation Lag                      12                       12
              TRIGGERS                    FAIL                     FAIL
   Optional Redemption                Call (N)                 Call (Y)
                 LIBOR                 FORWARD                  FORWARD
             LIBOR_6MO             1.19100 ...              1.19100 ...
                   WAL                   24.33                     6.93
              Mod Durn                   10.80                     5.43
   Principal Writedown          517.60 (0.00%)           518.99 (0.00%)
    Total Collat Group
Loss (Collat Maturity)   106,280,672.13(7.09%)   121,343,417.06 (8.09%)
    Total Collat Group
           Liquidation
     (Collat Maturity)  419,172,954.59(27.94%)  478,922,988.91 (31.93%)

CDR Vector:
-Months 1-24, CDR ramps from 0% to 8%
-Months 25-48 CDR constant 8%
-Months 49-120, CDR ramps from 8% to 5%
-Month 121 until end, CDR constant 5%

CPR Vector for Fixed Rate Collateral:
-Months 1-12, CPR ramps from 0% to18%
-Months 13-24, CPR constant 18%
-Months 25-120, CPR ramps from 18% to 21%
-Month 121 until end, CPR is constant 21%

CPR Vector for Floating Rate Collateral:
-Months 1-18, CPR ramps from 0% to 30%
-Months 19-24, CPR ramps from 30% to 50%
-Months 25-40, CPR ramps from 50% to 30%
-Month 41 until end, CPR is constant 30%

Z_NFHE0304_MKT3 - Price/Yield - M-5

Balance                 $14,550,000.00          Delay                    0           Index        LIBOR_1MO WAC  7.352     WAM   344
Coupon                  4.87                    Dated                    11/20/2003  Mult/Margin  1/3.75    NET  6.588491 WALA     0
Settle                  11/20/2003              First Payment            12/25/2003  Cap/Floor    999/0

            FRM Prepay   100 *MKCAP_FRM_PREPAY    100 *MKCAP_FRM_PREPAY
            ARM Prepay   100 *MKCAP_ARM_PREPAY    100 *MKCAP_ARM_PREPAY
                                       126.946                  143.315
               Default      *MKPCAP_CDR_VECTOR       *MKPCAP_CDR_VECTOR
         Loss Severity                     25%                      25%
     Servicer Advances                    100%                     100%
       Liquidation Lag                      12                       12
              TRIGGERS                    FAIL                     FAIL
   Optional Redemption                Call (N)                 Call (Y)
                 LIBOR                 FORWARD                  FORWARD
             LIBOR_6MO             1.19100 ...              1.19100 ...
                   WAL                   25.63                     7.43
              Mod Durn                   10.75                     5.64
   Principal Writedown          267.38 (0.00%)           282.98 (0.00%)
    Total Collat Group
Loss (Collat Maturity)    96,760,462.68(6.45%)   105,374,458.19 (7.02%)
    Total Collat Group
           Liquidation
     (Collat Maturity)  381,429,246.98(25.43%)  415,579,361.17 (27.71%)

CDR Vector:
-Months 1-24, CDR ramps from 0% to 8%
-Months 25-48 CDR constant 8%
-Months 49-120, CDR ramps from 8% to 5%
-Month 121 until end, CDR constant 5%

CPR Vector for Fixed Rate Collateral:
-Months 1-12, CPR ramps from 0% to18%
-Months 13-24, CPR constant 18%
-Months 25-120, CPR ramps from 18% to 21%
-Month 121 until end, CPR is constant 21%

CPR Vector for Floating Rate Collateral:
-Months 1-18, CPR ramps from 0% to 30%
-Months 19-24, CPR ramps from 30% to 50%
-Months 25-40, CPR ramps from 50% to 30%
-Month 41 until end, CPR is constant 30%

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_NFHE0304_MKT4 - Price/Yield - M-2


Balance                         $60,000,000.00              Delay                       0
Coupon                                                      Dated                       11/20/2003
Settle                          11/20/2003                  First Payment               12/25/2003

                                             Forward LIBOR               Forward LIBOR

                    FRM Prepay       100 *MKCAP_FRM_PREPAY       100 *MKCAP_FRM_PREPAY
                    ARM Prepay       100 *MKCAP_ARM_PREPAY       100 *MKCAP_ARM_PREPAY
                       Default  220.776 *MKPCAP_CDR_VECTOR  275.891 *MKPCAP_CDR_VECTOR
                 Loss Severity                          25%                         25%
             Servicer Advances                         100%                        100%
               Liquidation Lag                          12                          12
                         LIBOR               Forward LIBOR               Forward LIBOR
                      TRIGGERS                        FAIL                        FAIL
           Optional Redemption                    Call (N)                    Call (Y)

                           WAL                        9.80                        5.35
                      Mod Durn                        7.43                        4.69
           Principal Writedown                255.31 (0.00%)              432.14 (0.00%)
     Total Collat Loss (Collat
                     Maturity)        122,737,072.18 (8.18%)      142,518,600.53 (9.50%)
      Total Collat Liquidation
             (Collat Maturity)       484,951,103.85 (32.33%)     563,247,149.97 (37.55%)


Z_NFHE0304_MKT4 - Price/Yield - M-3

Balance                         $15,000,000.00              Delay                       0
Coupon                                                      Dated                       11/20/2003
Settle                          11/20/2003                  First Payment               12/25/2003

                                             Forward LIBOR               Forward LIBOR

                    FRM Prepay       100 *MKCAP_FRM_PREPAY       100 *MKCAP_FRM_PREPAY
                    ARM Prepay       100 *MKCAP_ARM_PREPAY       100 *MKCAP_ARM_PREPAY
                       Default  180.633 *MKPCAP_CDR_VECTOR  225.675 *MKPCAP_CDR_VECTOR
                 Loss Severity                          25%                         25%
             Servicer Advances                         100%                        100%
               Liquidation Lag                          12                          12
                         LIBOR               Forward LIBOR               Forward LIBOR
                      TRIGGERS                        FAIL                        FAIL
           Optional Redemption                    Call (N)                    Call (Y)

                           WAL                       13.96                        5.68
                      Mod Durn                        9.18                        4.87
           Principal Writedown                372.49 (0.00%)              307.86 (0.00%)
     Total Collat Loss (Collat
                     Maturity)        106,295,222.39 (7.09%)      124,618,144.99 (8.31%)
      Total Collat Liquidation
             (Collat Maturity)       419,896,890.48 (27.99%)     492,395,214.93 (32.83%)


Z_NFHE0304_MKT4 - Price/Yield - M-4


Balance                         $15,000,000.00              Delay                       0
Coupon                                                      Dated                       11/20/2003
Settle                          11/20/2003                  First Payment               12/25/2003

                                             Forward LIBOR               Forward LIBOR

                    FRM Prepay       100 *MKCAP_FRM_PREPAY       100 *MKCAP_FRM_PREPAY
                    ARM Prepay       100 *MKCAP_ARM_PREPAY       100 *MKCAP_ARM_PREPAY
                       Default  144.394 *MKPCAP_CDR_VECTOR  177.355 *MKPCAP_CDR_VECTOR
                 Loss Severity                          25%                         25%
             Servicer Advances                         100%                        100%
               Liquidation Lag                          12                          12
                         LIBOR               Forward LIBOR               Forward LIBOR
                      TRIGGERS                        FAIL                        FAIL
           Optional Redemption                    Call (N)                    Call (Y)

                           WAL                       14.81                        6.10
                      Mod Durn                        9.05                        5.00
           Principal Writedown                519.43 (0.00%)              109.87 (0.00%)
     Total Collat Loss (Collat
                     Maturity)         89,684,090.58 (5.98%)      104,865,995.20 (6.99%)
      Total Collat Liquidation
             (Collat Maturity)       354,197,320.49 (23.61%)     414,243,075.50 (27.62%)

Z_NFHE0304_MKT4 - Price/Yield - M-5

Balance                         $14,550,000.00              Delay                       0
Coupon                                                      Dated                       11/20/2003
Settle                          11/20/2003                  First Payment               12/25/2003

                                             Forward LIBOR               Forward LIBOR

                    FRM Prepay       100 *MKCAP_FRM_PREPAY       100 *MKCAP_FRM_PREPAY
                    ARM Prepay       100 *MKCAP_ARM_PREPAY       100 *MKCAP_ARM_PREPAY
                       Default  117.429 *MKPCAP_CDR_VECTOR  137.368 *MKPCAP_CDR_VECTOR
                 Loss Severity                          25%                         25%
             Servicer Advances                         100%                        100%
               Liquidation Lag                          12                          12
                         LIBOR               Forward LIBOR               Forward LIBOR
                      TRIGGERS                        FAIL                        FAIL
           Optional Redemption                    Call (N)                    Call (Y)

                           WAL                       15.58                        6.43
                      Mod Durn                        9.15                        5.14
           Principal Writedown                653.36 (0.00%)              479.03 (0.00%)
     Total Collat Loss (Collat
                     Maturity)         76,059,763.53 (5.07%)       86,244,772.16 (5.75%)
      Total Collat Liquidation
             (Collat Maturity)       300,331,095.55 (20.02%)     340,597,590.57 (22.71%)


Novastar Mortgage Loan Trust 2003-4          Novastar Mortgage Loan Trust 2003-4
Excess Spread                                Excess Spread
Forward / Pricing                            Forward / 150 %Pricing

                               Excess                                         Excess
Period  1 Mo LIBOR6  Mo LIBOR  Spread          Period  1 Mo LIBOR6  Mo LIBOR  Spread
------  -----------  --------  -------         ------  -----------  --------  -------
     1      1.12000   1.19100  1.86000              1      1.12000   1.19100  1.86000
     2      1.13900   1.23200  2.04153              2      1.13900   1.23200  2.01927
     3      1.22700   1.28500  4.22366              3      1.22700   1.28500  4.21252
     4      1.15600   1.34200  4.29683              4      1.15600   1.34200  4.27408
     5      1.19600   1.43000  4.20528              5      1.19600   1.43000  4.17417
     6      1.28800   1.53100  4.18917              6      1.28800   1.53100  4.14925
     7      1.36600   1.63700  4.11703              7      1.36600   1.63700  4.07109
     8      1.45600   1.75300  4.10561              8      1.45600   1.75300  4.05169
     9      1.56600   1.87700  4.02704              9      1.56600   1.87700  3.97217
    10      1.68200   2.00900  3.98126             10      1.68200   2.00900  3.92561
    11      1.79600   2.14500  3.97258             11      1.79600   2.14500  3.91353
    12      1.92400   2.28100  3.89890             12      1.92400   2.28100  3.85048
    13      2.05800   2.41800  3.89427             13      2.05800   2.41800  3.84846
    14      2.19400   2.55200  3.80144             14      2.19400   2.55200  3.77310
    15      2.34900   2.68200  3.64139             15      2.34900   2.68200  3.61035
    16      2.49100   2.80400  3.79334             16      2.49100   2.80400  3.76239
    17      2.60700   2.91900  3.37318             17      2.60700   2.91900  3.33644
    18      2.73400   3.03400  3.34926             18      2.73400   3.03400  3.31071
    19      2.85600   3.13500  3.11477             19      2.85600   3.13500  3.07209
    20      2.96200   3.21300  3.11956             20      2.96200   3.21300  3.07506
    21      3.07100   3.29200  2.89379             21      3.07100   3.29200  2.84600
    22      3.17800   3.37000  2.78387             22      3.17800   3.37000  2.73351
    23      3.28400   3.44700  2.81400             23      3.28400   3.44700  2.75978
    24      3.33400   3.52200  2.92263             24      3.33400   3.52200  2.83283
    25      3.32200   3.60500  3.35498             25      3.32200   3.60500  3.22639
    26      3.42900   3.70400  3.11319             26      3.42900   3.70400  2.97910
    27      3.53300   3.79900  3.34701             27      3.53300   3.79900  3.17750
    28      3.63300   3.88900  3.65387             28      3.63300   3.88900  3.48478
    29      3.72900   3.97300  3.13962             29      3.72900   3.97300  2.95953
    30      3.82100   4.05100  3.26029             30      3.82100   4.05100  3.06475
    31      3.90800   4.12300  3.10050             31      3.90800   4.12300  2.88962
    32      3.98800   4.18800  3.16232             32      3.98800   4.18800  2.94323
    33      4.06300   4.25100  3.00304             33      4.06300   4.25100  2.77273
    34      4.13000   4.31000  2.92892             34      4.13000   4.31000  2.69252
    35      4.19000   4.36800  3.01765             35      4.19000   4.36800  2.77346
    36      4.24200   4.42500  2.90388             36      4.24200   4.42500  2.63838
    37      4.29600   4.48200  3.09910             37      4.29600   4.48200  2.80724
    38      4.35600   4.54000  2.88273             38      4.35600   4.54000  2.46838
    39      4.41400   4.59600  2.93390             39      4.41400   4.59600  2.55825
    40      4.47100   4.65000  3.36726             40      4.47100   4.65000  3.02889
    41      4.52600   4.70400  2.81646             41      4.52600   4.70400  2.50222
    42      4.58000   4.75700  2.97241             42      4.58000   4.75700  2.68326
    43      4.63300   4.80900  2.80345             43      4.63300   4.80900  2.50922
    44      4.68500   4.86000  2.91369             44      4.68500   4.86000  2.62260
    45      4.73700   4.91200  2.74287             45      4.73700   4.91200  2.44498
    46      4.78700   4.96300  2.68730             46      4.78700   4.96300  2.39197
    47      4.83600   5.01400  2.80763             47      4.83600   5.01400  2.51472
    48      4.88500   5.06200  2.62535             48      4.88500   5.06200  2.32208
    49      4.93700   5.10800  2.79000             49      4.93700   5.10800  2.47167


Novastar Mortgage Loan Trust 2003-4          Novastar Mortgage Loan Trust 2003-4
Excess Spread                                Excess Spread
Forward / Pricing                            Forward / 150 %Pricing

                               Excess                                         Excess
Period  1 Mo LIBOR6  Mo LIBOR  Spread          Period  1 Mo LIBOR6  Mo LIBOR  Spread
------  -----------  --------  -------         ------  -----------  --------  -------
    50      4.99000   5.14900  2.55559             50      4.99000   5.14900  2.23430
    51      5.03900   5.18500  2.54515             51      5.03900   5.18500  2.21504
    52      5.08200   5.21400  2.85622             52      5.08200   5.21400  2.52707
    53      5.12000   5.23800  2.45345             53      5.12000   5.23800  2.13307
    54      5.15300   5.25400  2.62387             54      5.15300   5.25400  2.29729
    55      5.17900   5.26400  2.43268             55      5.17900   5.26400  2.11134
    56      5.19900   5.27300  2.58972             56      5.19900   5.27300  2.26891
    57      5.21300   5.28800  2.40133             57      5.21300   5.28800  2.08838
    58      5.21900   5.30900  2.38821             58      5.21900   5.30900  2.08156
    59      5.21900   5.33700  2.56625             59      5.21900   5.33700  2.26070
    60      5.21100   5.37300  2.39898             60      5.21100   5.37300  2.10143
    61      5.23200   5.41900  2.57906             61      5.23200   5.41900  2.27824
    62      5.28500   5.46800  2.33526             62      5.28500   5.46800  2.04823
    63      5.33600   5.51400  2.31335             63      5.33600   5.51400  2.02712
    64      5.38500   5.55900  2.82617             64      5.38500   5.55900  2.15913
    65      5.43200   5.60200  2.20845             65      5.43200   5.60200  1.56472
    66      5.47700   5.64200  2.38275             66      5.47700   5.64200  1.72761
    67      5.51900   5.67900  2.18278             67      5.51900   5.67900  1.54650
    68      5.56000   5.71400  2.32628             68      5.56000   5.71400  1.69183
    69      5.59800   5.74700  2.12616             69      5.59800   5.74700  1.51185
    70      5.63400   5.77600  2.08387             70      5.63400   5.77600  1.48635
    71      5.66700   5.80300  2.23900             71      5.66700   5.80300  1.64411
    72      5.69700   5.82600  2.03325             72      5.69700   5.82600  1.46164
    73      5.72400   5.84700  2.21763             73      5.72400   5.84700  1.64165
    74      5.74900   5.86400  1.99093             74      5.74900   5.86400  1.44730
    75      5.77100   5.87700  1.98068             75      5.77100   5.87700  1.44961
    76      5.78900   5.88800  2.55440             76      5.78900   5.88800  1.99988
    77      5.80400   5.89400  1.93385             77      5.80400   5.89400  1.44073
    78      5.81600   5.89800  2.12121             78      5.81600   5.89800  1.63020
    79      5.82500   5.89700  1.91694             79      5.82500   5.89700  1.45504
    80      5.83000   5.89500  2.10855             80      5.83000   5.89500  1.64658
    81      5.83100   5.89500  1.91044             81      5.83100   5.89500  1.47687
    82      5.82800   5.89800  1.91191             82      5.82800   5.89800  1.49339
    83      5.82200   5.90400  2.11436             83      5.82200   5.90400  1.69683
    84      5.81200   5.91400  1.92698             84      5.81200   5.91400  1.53906
    85      5.81400   5.92800  2.12583             85      5.81400   5.92800  1.73987
    86      5.83100   5.94400  1.91109             86      5.83100   5.94400  1.55986
    87      5.84700   5.96100  1.90418             87      5.84700   5.96100  1.57084
    88      5.86300   5.97700  2.49150             88      5.86300   5.97700  2.13051
    89      5.87900   5.99300  1.87328             89      5.87900   5.99300  1.58447
    90      5.89500   6.00900  2.06940             90      5.89500   6.00900  1.78536
    91      5.91100   6.02500  1.86645             91      5.91100   6.02500  1.61720
    92      5.92700   6.04100  2.05240             92      5.92700   6.04100  1.81409
    93      5.94200   6.05700  1.85017             93      5.94200   6.05700  1.64881
    94      5.95800   6.07300  1.83536             94      5.95800   6.07300  1.66189
    95      5.97300   6.08900  2.02490             95      5.97300   6.08900  1.86512
    96      5.98900   6.10500  1.81927             96      5.98900   6.10500  1.70032
    97      6.00400   6.12100  2.02165             97      6.00400   6.12100  1.91425
    98      6.02000   6.13800  1.80409             98      6.02000   6.13800  1.74438


Novastar Mortgage Loan Trust 2003-4          Novastar Mortgage Loan Trust 2003-4
Excess Spread                                Excess Spread
Forward + 1.50 / Pricing                     Forward + 1.50 / 150 %Pricing

                               Excess                                         Excess
Period  1 Mo LIBOR6  Mo LIBOR  Spread          Period  1 Mo LIBOR6  Mo LIBOR  Spread
------  -----------  --------  -------         ------  -----------  --------  -------

     1      1.12000   1.19100  1.86000              1      1.12000   1.19100  1.86000
     2      2.63900   2.73200  1.18172              2      2.63900   2.73200  1.16545
     3      2.72700   2.78500  3.29139              3      2.72700   2.78500  3.28958
     4      2.65600   2.84200  3.56918              4      2.65600   2.84200  3.56579
     5      2.69600   2.93000  3.31798              5      2.69600   2.93000  3.31264
     6      2.78800   3.03100  3.33070              6      2.78800   3.03100  3.32375
     7      2.86600   3.13700  3.14081              7      2.86600   3.13700  3.13184
     8      2.95600   3.25300  3.16090              8      2.95600   3.25300  3.15035
     9      3.06600   3.37700  2.93518              9      3.06600   3.37700  2.92275
    10      3.18200   3.50900  2.81608             10      3.18200   3.50900  2.80189
    11      3.29600   3.64500  2.82222             11      3.29600   3.64500  2.80635
    12      3.42400   3.78100  2.56867             12      3.42400   3.78100  2.55096
    13      3.55800   3.91800  2.56382             13      3.55800   3.91800  2.54452
    14      3.69400   4.05200  2.29476             14      3.69400   4.05200  2.27409
    15      3.84900   4.18200  2.14005             15      3.84900   4.18200  2.11843
    16      3.99100   4.30400  2.42873             16      3.99100   4.30400  2.40515
    17      4.10700   4.41900  1.88173             17      4.10700   4.41900  1.85835
    18      4.23400   4.53400  1.90496             18      4.23400   4.53400  1.88012
    19      4.35600   4.63500  1.63392             19      4.35600   4.63500  1.60941
    20      4.46200   4.71300  1.68498             20      4.46200   4.71300  1.65889
    21      4.57100   4.79200  1.42184             21      4.57100   4.79200  1.39737
    22      4.67800   4.87000  1.31736             22      4.67800   4.87000  1.29349
    23      4.78400   4.94700  1.40319             23      4.78400   4.94700  1.37436
    24      4.83400   5.02200  1.61082             24      4.83400   5.02200  1.53204
    25      4.82200   5.10500  2.24405             25      4.82200   5.10500  2.10387
    26      4.92900   5.20400  1.96683             26      4.92900   5.20400  1.82614
    27      5.03300   5.29900  2.33606             27      5.03300   5.29900  2.14673
    28      5.13300   5.38900  2.77418             28      5.13300   5.38900  2.57367
    29      5.22900   5.47300  2.13840             29      5.22900   5.47300  1.94137
    30      5.32100   5.55100  2.35218             30      5.32100   5.55100  2.12931
    31      5.40800   5.62300  2.20938             31      5.40800   5.62300  1.96792
    32      5.48800   5.68800  2.31157             32      5.48800   5.68800  2.06189
    33      5.56300   5.75100  2.18680             33      5.56300   5.75100  1.91966
    34      5.63000   5.81000  2.11364             34      5.63000   5.81000  1.84232
    35      5.69000   5.86800  2.24366             35      5.69000   5.86800  1.96224
    36      5.74200   5.92500  2.10102             36      5.74200   5.92500  1.80185
    37      5.79600   5.98200  2.34078             37      5.79600   5.98200  2.01142
    38      5.85600   6.04000  2.07450             38      5.85600   6.04000  1.58840
    39      5.91400   6.09600  2.14186             39      5.91400   6.09600  1.67121
    40      5.97100   6.15000  2.69908             40      5.97100   6.15000  2.26149
    41      6.02600   6.20400  2.02186             41      6.02600   6.20400  1.60853
    42      6.08000   6.25700  2.22636             42      6.08000   6.25700  1.83462
    43      6.13300   6.30900  2.02296             43      6.13300   6.30900  1.62259
    44      6.18500   6.36000  2.17339             44      6.18500   6.36000  1.77405
    45      6.23700   6.41200  1.96843             45      6.23700   6.41200  1.55881
    46      6.28700   6.46300  1.91144             46      6.28700   6.46300  1.50307
    47      6.33600   6.51400  2.07172             47      6.33600   6.51400  1.66280
    48      6.38500   6.56200  1.85544             48      6.38500   6.56200  1.43428
    49      6.43700   6.60800  2.06883             49      6.43700   6.60800  1.62683


Novastar Mortgage Loan Trust 2003-4          Novastar Mortgage Loan Trust 2003-4
Excess Spread                                Excess Spread
Forward + 1.50 / Pricing                     Forward + 1.50 / 150 %Pricing

                               Excess                                         Excess
Period  1 Mo LIBOR6  Mo LIBOR  Spread          Period  1 Mo LIBOR6  Mo LIBOR  Spread
------  -----------  --------  -------         ------  -----------  --------  -------


    50      6.49000   6.64900  1.79163             50      6.49000   6.64900  1.34659
    51      6.53900   6.68500  1.78953             51      6.53900   6.68500  1.33173
    52      6.58200   6.71400  2.18152             52      6.58200   6.71400  1.72131
    53      6.62000   6.73800  1.69440             53      6.62000   6.73800  1.25161
    54      6.65300   6.75400  1.90607             54      6.65300   6.75400  1.44697
    55      6.67900   6.76400  1.67252             55      6.67900   6.76400  1.22976
    56      6.69900   6.77300  1.86865             56      6.69900   6.77300  1.41260
    57      6.71300   6.78800  1.63881             57      6.71300   6.78800  1.20600
    58      6.71900   6.80900  1.62329             58      6.71900   6.80900  1.19750
    59      6.71900   6.83700  1.83998             59      6.71900   6.83700  1.39520
    60      6.71100   6.87300  1.62854             60      6.71100   6.87300  1.21072
    61      6.73200   6.91900  1.84731             61      6.73200   6.91900  1.40521
    62      6.78500   6.96800  1.56048             62      6.78500   6.96800  1.15908
    63      6.83600   7.01400  1.53654             63      6.83600   7.01400  1.13843
    64      6.88500   7.05900  2.17137             64      6.88500   7.05900  1.73795
    65      6.93200   7.10200  1.42872             65      6.93200   7.10200  0.73017
    66      6.97700   7.14200  1.64214             66      6.97700   7.14200  0.93002
    67      7.01900   7.17900  1.39871             67      7.01900   7.17900  0.70862
    68      7.06000   7.21400  1.58174             68      7.06000   7.21400  0.88784
    69      7.09800   7.24700  1.33829             69      7.09800   7.24700  0.67723
    70      7.13400   7.27600  1.29735             70      7.13400   7.27600  0.65659
    71      7.16700   7.30300  1.48821             71      7.16700   7.30300  0.83188
    72      7.19700   7.32600  1.24764             72      7.19700   7.32600  0.63770
    73      7.22400   7.34700  1.46240             73      7.22400   7.34700  0.82605
    74      7.24900   7.36400  1.20533             74      7.24900   7.36400  0.65016
    75      7.27100   7.37700  1.19397             75      7.27100   7.37700  0.67065
    76      7.28900   7.38800  1.87483             76      7.28900   7.38800  1.24563
    77      7.30400   7.39400  1.14754             77      7.30400   7.39400  0.71192
    78      7.31600   7.39800  1.35559             78      7.31600   7.39800  0.81808
    79      7.32500   7.39700  1.12766             79      7.32500   7.39700  0.75764
    80      7.33000   7.39500  1.33827             80      7.33000   7.39500  0.83548
    81      7.33100   7.39500  1.11951             81      7.33100   7.39500  0.80646
    82      7.32800   7.39800  1.11969             82      7.32800   7.39800  0.83233
    83      7.32200   7.40400  1.33831             83      7.32200   7.40400  0.88408
    84      7.31200   7.41400  1.13095             84      7.31200   7.41400  0.88740
    85      7.31400   7.42800  1.34588             85      7.31400   7.42800  0.93058
    86      7.33100   7.44400  1.11472             86      7.33100   7.44400  0.94442
    87      7.34700   7.46100  1.10762             87      7.34700   7.46100  0.97467
    88      7.36300   7.47700  1.78803             88      7.36300   7.47700  1.35424
    89      7.37900   7.49300  1.07815             89      7.37900   7.49300  1.03678
    90      7.39500   7.50900  1.29008             90      7.39500   7.50900  1.08525
    91      7.41100   7.52500  1.07050             91      7.41100   7.52500  1.10525
    92      7.42700   7.54100  1.27332             92      7.42700   7.54100  1.15519
    93      7.44200   7.55700  1.05444             93      7.44200   7.55700  1.17763
    94      7.45800   7.57300  1.04045             94      7.45800   7.57300  1.21497
    95      7.47300   7.58900  1.24659             95      7.47300   7.58900  1.26904
    96      7.48900   7.60500  1.02479             96      7.48900   7.60500  1.29486
    97      7.50400   7.62100  1.24257             97      7.50400   7.62100  1.35297
    98      7.52000   7.63800  1.01009             98      7.52000   7.63800  1.38032


NFHE 03-4 - BREAKEVEN - Price/Yield - M-2
Balance                     $60,000,000.00            Delay                     0
                                                      Dated                     11/20/2003
Settle                      11/20/2003                First Payment             12/25/2003

                   Prepay                   100 PPC                   100 PPC                   150 PPC                   150 PPC
                  Default                 6.728 CDR                 5.103 CDR                7.8955 CDR                 6.267 CDR
            Loss Severity                       55%                       55%                       55%                       55%
        Servicer Advances                      100%                      100%                      100%                      100%
          Liquidation Lag                         6                         6                         6                         6
                 Triggers                    Failed                    Failed                    Failed                    Failed
                    Libor   FWD at Pricing            FWD + 150 at Pricing      FWD at 150 PPC            FWD + 150 at 150 PPC

                      WAL                     11.72                     12.39                      8.05                      8.37
                 Mod Durn                      8.25                      7.91                      6.34                      6.17
      Principal Writedown          1,105.98 (0.00%)          9,264.76 (0.02%)          3,142.16 (0.01%)          6,086.91 (0.01%)
Total Collat Loss (Collat
                Maturity)   165,774,994.38 (11.05%)    131,252,605.98 (8.75%)    132,796,870.76 (8.85%)    108,245,117.99 (7.22%)
 Total Collat Liquidation
        (Collat Maturity)   299,524,626.03 (19.97%)   237,172,672.21 (15.81%)   240,021,959.57 (16.00%)   195,662,378.72 (13.04%)

NFHE 03-4 - BREAKEVEN - Price/Yield - M-3
Balance                     $15,000,000.00            Delay                     0
                                                      Dated                     11/20/2003
Settle                      11/20/2003                First Payment             12/25/2003

                   Prepay                   100 PPC                   100 PPC                   150 PPC                   150 PPC
                  Default                6.0249 CDR                4.4538 CDR                 6.848 CDR                5.2745 CDR
            Loss Severity                       55%                       55%                       55%                       55%
        Servicer Advances                      100%                      100%                      100%                      100%
          Liquidation Lag                         6                         6                         6                         6
                 Triggers                    Failed                    Failed                    Failed                    Failed
                    Libor   FWD at Pricing            FWD + 150 at Pricing      FWD at 150 PPC            FWD + 150 at 150 PPC

                      WAL                     15.84                     16.64                     11.07                     11.50
                 Mod Durn                      9.67                      9.10                      7.83                      7.54
      Principal Writedown          7,715.71 (0.05%)         12,247.45 (0.08%)          7,319.77 (0.05%)          5,166.40 (0.03%)
Total Collat Loss (Collat
                Maturity)   151,139,462.17 (10.08%)    116,554,314.10 (7.77%)    117,128,614.55 (7.81%)     92,607,441.87 (6.17%)
 Total Collat Liquidation
        (Collat Maturity)   273,068,416.92 (18.20%)   210,603,212.15 (14.04%)   211,697,136.03 (14.11%)   167,391,824.47 (11.16%)

NFHE 03-4 - BREAKEVEN - Price/Yield - M-4
Balance                     $15,000,000.00            Delay                     0
                                                      Dated                     11/20/2003
Settle                      11/20/2003                First Payment             12/25/2003

                   Prepay                   100 PPC                   100 PPC                   150 PPC                   150 PPC
                  Default                 5.319 CDR                 3.861 CDR                 5.897 CDR                4.3593 CDR
            Loss Severity                       55%                       55%                       55%                       55%
        Servicer Advances                      100%                      100%                      100%                      100%
          Liquidation Lag                         6                         6                         6                         6
                 Triggers                    Failed                    Failed                    Failed                    Failed
                    Libor   FWD at Pricing            FWD + 150 at Pricing      FWD at 150 PPC            FWD + 150 at 150 PPC

                      WAL                     16.18                     16.93                     11.32                     11.75
                 Mod Durn                      9.26                      8.80                      7.63                      7.38
      Principal Writedown         11,534.51 (0.08%)          3,499.79 (0.02%)          5,568.49 (0.04%)            225.19 (0.00%)
Total Collat Loss (Collat
                Maturity)    135,902,287.53 (9.06%)    102,677,155.03 (6.85%)    102,439,917.74 (6.83%)     77,724,728.54 (5.18%)
 Total Collat Liquidation
        (Collat Maturity)   245,526,883.58 (16.37%)   185,520,106.19 (12.37%)   185,144,337.23 (12.34%)    140,487,306.82 (9.37%)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_NFHE0304_MKT4 - Price/Yield - M-2                                     OLD HILL
Balance                                       $60,000,000.00             Delay                      0
Coupon                                                                   Dated                      11/20/2003
Settle                                        11/20/2003                 First Payment              12/25/2003

Price

                                     Prepay           100 PricingSpeed           100 PricingSpeed
                                    Default                   8.32 CDR                    9.8 CDR
                              Loss Severity                        40%                        40%
                          Servicer Advances                       100%                       100%
                            Liquidation Lag                         12                         12
                                      LIBOR                    Forward                    Forward
                                     Delinq                       100%                       100%
                        Optional Redemption                   Call (N)                   Call (Y)

                                        WAL                      11.35                       6.35
                                   Mod Durn                       8.20                       5.40
                        Principal Writedown           7,090.89 (0.01%)          18,969.65 (0.03%)
        Total Collat Loss (Collat Maturity)     143,311,485.88 (9.55%)    162,942,446.55 (10.86%)
 Total Collat Liquidation (Collat Maturity)    353,830,515.84 (23.59%)    402,361,908.57 (26.82%)

Z_NFHE0304_MKT4 - Price/Yield - M-3                                                OLD HILL
Balance                                       $15,000,000.00             Delay                      0
Coupon                                                                   Dated                      11/20/2003
Settle                                        11/20/2003                 First Payment              12/25/2003

Price

                                     Prepay           100 PricingSpeed           100 PricingSpeed
                                    Default                  7.289 CDR                  8.529 CDR
                              Loss Severity                        40%                        40%
                          Servicer Advances                       100%                       100%
                            Liquidation Lag                         12                         12
                                      LIBOR                    Forward                    Forward
                                     Delinq                       100%                       100%
                        Optional Redemption                   Call (N)                   Call (Y)

                                        WAL                      15.42                       6.51
                                   Mod Durn                       9.67                       5.44
                        Principal Writedown          10,771.67 (0.07%)          13,293.42 (0.09%)
        Total Collat Loss (Collat Maturity)     128,780,577.88 (8.59%)     146,168,824.39 (9.74%)
 Total Collat Liquidation (Collat Maturity)    317,915,420.10 (21.19%)    360,893,639.33 (24.06%)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

NFHE0304 - CashflowsB-2

Period  Date       Principal       Interest       Cash Flow       Balance
Total               14,550,000.00   3,366,192.24   17,916,192.24

     0  20-Nov-03               0              0               0  14,550,000.00
     1  25-Dec-03               0      61,817.29       61,817.29  14,550,000.00
     2  25-Jan-04               0      54,752.46       54,752.46  14,550,000.00
     3  25-Feb-04               0      54,752.46       54,752.46  14,550,000.00
     4  25-Mar-04               0      51,220.04       51,220.04  14,550,000.00
     5  25-Apr-04               0      54,752.46       54,752.46  14,550,000.00
     6  25-May-04               0      52,986.25       52,986.25  14,550,000.00
     7  25-Jun-04               0      54,752.46       54,752.46  14,550,000.00
     8  25-Jul-04               0      52,986.25       52,986.25  14,550,000.00
     9  25-Aug-04               0      54,752.46       54,752.46  14,550,000.00
    10  25-Sep-04               0      54,752.46       54,752.46  14,550,000.00
    11  25-Oct-04               0      52,986.25       52,986.25  14,550,000.00
    12  25-Nov-04               0      54,752.46       54,752.46  14,550,000.00
    13  25-Dec-04               0      52,986.25       52,986.25  14,550,000.00
    14  25-Jan-05               0      54,752.46       54,752.46  14,550,000.00
    15  25-Feb-05               0      54,752.46       54,752.46  14,550,000.00
    16  25-Mar-05               0      49,453.83       49,453.83  14,550,000.00
    17  25-Apr-05               0      54,752.46       54,752.46  14,550,000.00
    18  25-May-05               0      52,986.25       52,986.25  14,550,000.00
    19  25-Jun-05               0      54,752.46       54,752.46  14,550,000.00
    20  25-Jul-05               0      52,986.25       52,986.25  14,550,000.00
    21  25-Aug-05               0      54,752.46       54,752.46  14,550,000.00
    22  25-Sep-05               0      54,752.46       54,752.46  14,550,000.00
    23  25-Oct-05               0      52,986.25       52,986.25  14,550,000.00
    24  25-Nov-05               0      54,752.46       54,752.46  14,550,000.00
    25  25-Dec-05               0      52,986.25       52,986.25  14,550,000.00
    26  25-Jan-06               0      54,752.46       54,752.46  14,550,000.00
    27  25-Feb-06               0      54,752.46       54,752.46  14,550,000.00
    28  25-Mar-06               0      49,453.83       49,453.83  14,550,000.00
    29  25-Apr-06               0      54,752.46       54,752.46  14,550,000.00
    30  25-May-06               0      52,986.25       52,986.25  14,550,000.00
    31  25-Jun-06               0      54,752.46       54,752.46  14,550,000.00
    32  25-Jul-06               0      52,986.25       52,986.25  14,550,000.00
    33  25-Aug-06               0      54,752.46       54,752.46  14,550,000.00
    34  25-Sep-06               0      54,752.46       54,752.46  14,550,000.00
    35  25-Oct-06               0      52,986.25       52,986.25  14,550,000.00
    36  25-Nov-06               0      54,752.46       54,752.46  14,550,000.00
    37  25-Dec-06    2,139,023.62      52,986.25    2,192,009.87  12,410,976.38
    38  25-Jan-07      295,980.06      46,703.19      342,683.26  12,114,996.31
    39  25-Feb-07      288,801.51      45,589.40      334,390.92  11,826,194.80
    40  25-Mar-07      281,801.58      40,195.92      321,997.50  11,544,393.22
    41  25-Apr-07      274,974.93      43,442.19      318,417.12  11,269,418.29
    42  25-May-07      268,317.18      41,039.46      309,356.64  11,001,101.11

Period  Date       Principal       Interest       Cash Flow       Balance
Total               14,550,000.00   3,366,192.24   17,916,192.24

    43  25-Jun-07      261,824.06      41,397.75      303,221.81  10,739,277.05
    44  25-Jul-07      255,491.42      39,108.87      294,600.29  10,483,785.63
    45  25-Aug-07      249,315.21      39,451.07      288,766.28  10,234,470.42
    46  25-Sep-07      243,291.48      38,512.88      281,804.36   9,991,178.94
    47  25-Oct-07      237,416.39      36,384.54      273,800.94   9,753,762.55
    48  25-Nov-07      231,686.19      36,703.95      268,390.15   9,522,076.36
    49  25-Dec-07      226,097.24      34,676.23      260,773.47   9,295,979.11
    50  25-Jan-08      220,645.97      34,981.29      255,627.26   9,075,333.14
    51  25-Feb-08      215,328.93      34,150.98      249,479.91   8,860,004.21
    52  25-Mar-08      210,142.73      31,189.68      241,332.41   8,649,861.47
    53  25-Apr-08      205,084.09      32,549.91      237,634.00   8,444,777.38
    54  25-May-08      200,149.81      30,753.06      230,902.87   8,244,627.57
    55  25-Jun-08      195,336.75      31,024.99      226,361.74   8,049,290.82
    56  25-Jul-08      190,641.88      29,312.83      219,954.71   7,858,648.94
    57  25-Aug-08      186,062.23      29,572.53      215,634.76   7,672,586.71
    58  25-Sep-08      181,594.91      28,872.37      210,467.28   7,490,991.80
    59  25-Oct-08      177,237.11      27,279.70      204,516.80   7,313,754.69
    60  25-Nov-08      172,986.08      27,522.07      200,508.14   7,140,768.61
    61  25-Dec-08      168,839.15      26,004.30      194,843.45   6,971,929.47
    62  25-Jan-09      164,793.71      26,235.76      191,029.47   6,807,135.75
    63  25-Feb-09      160,847.23      25,615.63      186,462.86   6,646,288.52
    64  25-Mar-09      156,997.23      22,590.00      179,587.23   6,489,291.29
    65  25-Apr-09      153,241.30      24,419.56      177,660.86   6,336,050.00
    66  25-May-09      149,577.09      23,073.78      172,650.87   6,186,472.91
    67  25-Jun-09      146,002.31      23,280.04      169,282.35   6,040,470.60
    68  25-Jul-09      142,514.73      21,997.38      164,512.11   5,897,955.87
    69  25-Aug-09      139,112.17      22,194.34      161,306.51   5,758,843.70
    70  25-Sep-09      135,792.52      21,670.85      157,463.37   5,623,051.17
    71  25-Oct-09      132,553.72      20,477.28      153,030.99   5,490,497.46
    72  25-Nov-09      129,393.74      20,661.05      150,054.78   5,361,103.72
    73  25-Dec-09      126,310.62      19,523.35      145,833.97   5,234,793.10
    74  25-Jan-10      123,302.46      19,698.82      143,001.28   5,111,490.64
    75  25-Feb-10      120,367.39      19,234.82      139,602.22   4,991,123.25
    76  25-Mar-10      117,503.60      16,964.27      134,467.87   4,873,619.65
    77  25-Apr-10      114,709.31      18,339.70      133,049.01   4,758,910.34
    78  25-May-10      282,292.97      17,330.37      299,623.33   4,476,617.37
    79  25-Jun-10      281,758.73      16,845.76      298,604.49   4,194,858.64
    80  25-Jul-10      275,068.14      15,276.28      290,344.42   3,919,790.50
    81  25-Aug-10      268,539.56      14,750.39      283,289.95   3,651,250.93
    82  25-Sep-10      262,168.99      13,739.86      275,908.85   3,389,081.94
    83  25-Oct-10      255,952.51      12,341.91      268,294.42   3,133,129.43
    84  25-Nov-10      249,886.32      11,790.14      261,676.46   2,883,243.11
    85  25-Dec-10      243,966.68      10,499.81      254,466.49   2,639,276.43
    86  25-Jan-11      238,190.00       9,931.74      248,121.74   2,401,086.44
    87  25-Feb-11      232,552.72       9,035.42      241,588.14   2,168,533.71
    88  25-Mar-11      227,051.42       7,370.61      234,422.02   1,941,482.29

Period  Date       Principal       Interest       Cash Flow       Balance
Total               14,550,000.00   3,366,192.24   17,916,192.24

    89  25-Apr-11      221,682.73       7,305.91      228,988.64   1,719,799.56
    90  25-May-11      216,443.40       6,262.94      222,706.33   1,503,356.17
    91  25-Jun-11      211,330.22       5,657.21      216,987.43   1,292,025.95
    92  25-Jul-11      206,340.09       4,705.13      211,045.22   1,085,685.85
    93  25-Aug-11      201,469.99       4,085.50      205,555.49     884,215.86
    94  25-Sep-11      196,716.96       3,327.35      200,044.31     687,498.91
    95  25-Oct-11      192,078.12       2,503.64      194,581.76     495,420.79
    96  25-Nov-11      187,550.66       1,864.30      189,414.96     307,870.12
    97  25-Dec-11      183,131.86       1,121.16      184,253.02     124,738.26
    98  25-Jan-12      124,738.26          469.4      125,207.66              0

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Novastar 0304 Prepay Terms
Prepay Strats by current balance        Prepay Term in Months

                              0             24           36           60
                         ----------------------------------------------------
6 Month LIBOR ARM                 --       121,870      830,746            --
                         ----------------------------------------------------
Fixed Rate Balloon         5,998,952     2,716,021    2,197,785     2,082,946
                         ----------------------------------------------------
2/28 6 Month LIBOR ARM    68,484,080   146,599,579   34,008,869    18,425,316
                         ----------------------------------------------------
3/27 6 Month LIBOR ARM     4,785,690     1,563,320   23,412,916            --
                         ----------------------------------------------------
Fixed Rate Fully
 Amortizing               35,914,630    12,127,718   37,819,610    98,949,321
                         ----------------------------------------------------

                         115,183,353   163,128,507   98,269,925   119,457,583

                              0             24           36           60
                         ----------------------------------------------------
6 Month LIBOR ARM               0.00%         0.07%        0.85%         0.00%
                         ----------------------------------------------------
Fixed Rate Balloon              5.21%         1.66%        2.24%         1.74%
                         ----------------------------------------------------
2/28 6 Month LIBOR ARM         59.46%        89.87%       34.61%        15.42%
                         ----------------------------------------------------
3/27 6 Month LIBOR ARM          4.15%         0.96%       23.83%         0.00%
                         ----------------------------------------------------
Fixed Rate Fully
 Amortizing                    31.18%         7.43%       38.49%        82.83%
                         ----------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Novastar 0304 Prepay Terms
Prepay Strats by current balance        Prepay Term in Months

                              0             24           36           60
                         ----------------------------------------------------
6 Month LIBOR ARM                 --       121,870      830,746            --
                         ----------------------------------------------------
Fixed Rate Balloon         5,998,952     2,716,021    2,197,785     2,082,946
                         ----------------------------------------------------
2/28 6 Month LIBOR ARM    68,484,080   146,599,579   34,008,869    18,425,316
                         ----------------------------------------------------
3/27 6 Month LIBOR ARM     4,785,690     1,563,320   23,412,916            --
                         ----------------------------------------------------
Fixed Rate Fully
 Amortizing               35,914,630    12,127,718   37,819,610    98,949,321
                         ----------------------------------------------------

                         115,183,353   163,128,507   98,269,925   119,457,583

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_NFHE0304_MKT4 - Price/Yield - M-2

Balance   $60,000,000.00  Delay          0                  Index           LIBOR_1MO | 0         WAC   7.352490638     WAM    344
Coupon    2.87            Dated          11/20/2003         Mult / Margin   1 / 1.75              NET   6.588491        WALA     0
Settle    11/20/2003      First Payment  12/25/2003         Cap / Floor     999 / 0

          LIBOR           Forward        Servicer Advances  100%            Triggers: FAIL
          Loss Severity   100%           Liquidation Lag    0 months        Prepayments Voluntary

Price = 100
-----------------------------------------------------------------------------------------------------------------------------------
                        Default         6.425 *FITCH_NIM             8 *FITCH_NIM           8.5 *FITCH_NIM             9 *FITCH_NIM
-----------------------------------------------------------------------------------------------------------------------------------
                          Yield                     6.71                     6.77                     6.80                     6.83
                            WAL                    13.22                    13.61                    13.87                    14.14
                       Mod Durn                    9.167                    9.362                    9.469                    9.578
             Principal # Months                       37                       37                       38                       41
            Principal Writedown              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)
at Liquidation(Collat Maturity)     96,374,961.65(6.42%)    119,999,952.00(8.00%)    127,499,949.00(8.50%)    134,999,946.00(9.00%)
-----------------------------------------------------------------------------------------------------------------------------------
                         85 PPC
                          Yield                     6.65                     6.79                     6.84                     6.89
                            WAL                    11.70                    12.69                    13.07                    13.50
                       Mod Durn                    8.587                    9.060                    9.234                    9.422
             Principal # Months                       38                       50                       54                       61
            Principal Writedown              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)
at Liquidation(Collat Maturity)     96,374,961.65(6.42%)    119,999,952.00(8.00%)    127,499,949.00(8.50%)    134,999,946.00(9.00%)
-----------------------------------------------------------------------------------------------------------------------------------
                        100 PPC
                          Yield                     6.57                     6.68                     6.71                     6.69
                            WAL                    10.68                    11.97                    12.55                    13.24
                       Mod Durn                    8.160                    8.751                    8.998                    9.288
             Principal # Months                       44                       67                       84                      114
            Principal Writedown              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)        447,452.92(0.75%)
at Liquidation(Collat Maturity)     96,374,961.65(6.42%)    119,999,952.00(8.00%)    127,499,949.00(8.50%)    134,999,946.00(9.00%)
-----------------------------------------------------------------------------------------------------------------------------------
                        120 PPC
                          Yield                     6.23                     6.22                     5.24                     4.13
                            WAL                     9.51                    11.35                    10.99                    10.56
                       Mod Durn                    7.369                    8.296                    8.460                    8.663
             Principal # Months                       52                      167                      158                      150
            Principal Writedown              0.00(0.00%)        999,170.39(1.67%)     7,679,065.72(12.80%)    14,406,102.94(24.01%)
at Liquidation(Collat Maturity)     96,374,961.65(6.42%)    119,999,952.00(8.00%)    127,499,949.00(8.50%)    134,999,946.00(9.00%)
-----------------------------------------------------------------------------------------------------------------------------------
                        150 PPC
                          Yield                     5.91                     2.97                     1.40                    -0.40
                            WAL                     8.06                     8.39                     8.14                     7.83
                       Mod Durn                    6.496                    7.229                    7.458                    7.749
             Principal # Months                       74                      259                      256                      250
            Principal Writedown              0.00(0.00%)    15,687,631.51(26.15%)    22,623,986.24(37.71%)    29,730,127.46(49.55%)
at Liquidation(Collat Maturity)     96,374,961.65(6.42%)    119,999,952.00(8.00%)    127,499,949.00(8.50%)    134,999,946.00(9.00%)
-----------------------------------------------------------------------------------------------------------------------------------
                        175 PPC
                          Yield                     5.63                     1.60                     0.12                    -1.46
                            WAL                     7.00                     6.87                     6.76                     6.62
                       Mod Durn                    5.790                    6.188                    6.359                    6.557
             Principal # Months                      267                      271                      271                      271
            Principal Writedown          5,832.49(0.01%)    17,360,218.52(28.93%)    22,738,640.73(37.90%)    28,058,976.96(46.76%)
at Liquidation(Collat Maturity)     94,061,551.63(6.27%)    112,917,283.17(7.53%)    118,675,239.20(7.91%)    124,318,224.84(8.29%)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                        Default           9.5 *FITCH_NIM            10 *FITCH_NIM          10.5 *FITCH_NIM        10.973 *FITCH_NIM
-----------------------------------------------------------------------------------------------------------------------------------
                          Yield                     6.86                     6.90                     6.93                     6.97
                            WAL                    14.45                    14.81                    15.21                    15.65
                       Mod Durn                    9.699                    9.831                    9.978                   10.130
             Principal # Months                       45                       50                       57                       65
            Principal Writedown              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)          8,707.51(0.01%)
at Liquidation(Collat Maturity)    142,499,943.00(9.50%)   149,999,940.00(10.00%)   157,499,937.00(10.50%)   164,594,934.18(10.97%)
-----------------------------------------------------------------------------------------------------------------------------------
                         85 PPC
                          Yield                     6.95                     6.82                     5.98                     5.07
                            WAL                    14.00                    14.31                    13.57                    12.79
                       Mod Durn                    9.629                    9.826                    9.960                   10.113
             Principal # Months                       70                       78                       73                       68
            Principal Writedown              0.00(0.00%)      1,397,047.62(2.33%)     7,942,415.59(13.24%)    14,283,622.14(23.81%)
at Liquidation(Collat Maturity)    142,499,943.00(9.50%)   149,999,940.00(10.00%)   157,499,937.00(10.50%)   164,594,934.18(10.97%)
-----------------------------------------------------------------------------------------------------------------------------------
                        100 PPC
                          Yield                     5.84                     4.88                     3.80                     2.68
                            WAL                    12.70                    12.06                    11.35                    10.61
                       Mod Durn                    9.462                    9.682                    9.952                   10.263
             Principal # Months                      109                      103                       97                       89
            Principal Writedown     7,001,235.63(11.67%)    13,693,769.82(22.82%)    20,401,986.76(34.00%)    26,769,732.19(44.62%)
at Liquidation(Collat Maturity)    142,499,943.00(9.50%)   149,999,940.00(10.00%)   157,499,937.00(10.50%)   164,594,934.18(10.97%)
-----------------------------------------------------------------------------------------------------------------------------------
                        120 PPC
                          Yield                     2.91                     1.50                    -0.17                    -2.08
                            WAL                    10.06                     9.49                     8.84                     8.12
                       Mod Durn                    8.908                    9.218                    9.621                   10.127
             Principal # Months                      142                      133                      123                      111
            Principal Writedown    21,081,381.32(35.14%)    27,939,677.54(46.57%)    34,959,815.38(58.27%)    41,688,523.35(69.48%)
at Liquidation(Collat Maturity)    142,499,943.00(9.50%)   149,999,940.00(10.00%)   157,499,937.00(10.50%)   164,594,934.18(10.97%)
-----------------------------------------------------------------------------------------------------------------------------------
                        150 PPC
                          Yield                    -2.46                    -4.80                    -7.50                   -11.09
                            WAL                     7.45                     7.02                     6.50                     5.90
                       Mod Durn                    8.128                    8.628                    9.303                   10.331
             Principal # Months                      233                      233                      218                      191
            Principal Writedown    36,819,462.65(61.37%)    43,546,993.94(72.58%)    49,678,035.55(82.80%)    55,212,159.43(92.02%)
at Liquidation(Collat Maturity)    142,499,943.00(9.50%)    149,603,972.78(9.97%)   156,038,677.71(10.40%)   161,845,807.69(10.79%)
-----------------------------------------------------------------------------------------------------------------------------------
                        175 PPC
                          Yield                    -3.19                    -5.10                    -7.28                    -9.74
                            WAL                     6.45                     6.25                     6.02                     5.75
                       Mod Durn                    6.793                    7.081                    7.451                    7.922
             Principal # Months                      268                      265                      250                      242
            Principal Writedown    33,300,868.75(55.50%)    38,474,057.82(64.12%)    43,650,794.54(72.75%)    48,560,349.40(80.93%)
at Liquidation(Collat Maturity)    129,863,859.20(8.66%)    135,334,293.25(9.02%)    140,737,667.23(9.38%)    145,801,002.14(9.72%)
-----------------------------------------------------------------------------------------------------------------------------------

Z_NFHE0304_MKT4 - Price/Yield - M-3

Balance   $15,000,000.00  Delay          0                  Index           LIBOR_1MO | 0         WAC   7.352490638     WAM    344
Coupon    3.27            Dated          11/20/2003         Mult / Margin   1 / 2.15              NET   6.588491        WALA     0
Settle    11/20/2003      First Payment  12/25/2003         Cap / Floor     999 / 0

          LIBOR           Forward        Servicer Advances  100%            Triggers: FAIL
          Loss Severity   100%           Liquidation Lag    0 months        Prepayments Voluntary

Price = 100
-----------------------------------------------------------------------------------------------------------------------------------
                        Default         5.138 *FITCH_NIM           6.5 *FITCH_NIM             7 *FITCH_NIM           7.5 *FITCH_NIM
-----------------------------------------------------------------------------------------------------------------------------------
                          Yield                     7.33                     7.33                     7.33                     7.36
                            WAL                    15.38                    15.27                    15.22                    15.30
                       Mod Durn                    9.762                    9.721                    9.707                    9.831
             Principal # Months                       13                       12                       12                       11
            Principal Writedown              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)
at Liquidation(Collat Maturity)     77,069,969.05(5.14%)     97,499,961.00(6.50%)    104,999,958.00(7.00%)    112,499,955.00(7.50%)
-----------------------------------------------------------------------------------------------------------------------------------
                         85 PPC
                          Yield                     7.20                     7.41                     7.47                     7.52
                            WAL                    12.96                    14.14                    14.63                    15.16
                       Mod Durn                    8.846                    9.618                    9.822                   10.025
             Principal # Months                       14                       17                       17                       20
            Principal Writedown              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)
at Liquidation(Collat Maturity)     77,069,969.05(5.14%)     97,499,961.00(6.50%)    104,999,958.00(7.00%)    112,499,955.00(7.50%)
-----------------------------------------------------------------------------------------------------------------------------------
                        100 PPC
                          Yield                     7.25                     6.88                     6.90                     6.93
                            WAL                    11.95                    13.76                    14.61                    15.82
                       Mod Durn                    8.660                    9.181                    9.500                    9.918
             Principal # Months                       14                       25                       30                       45
            Principal Writedown              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)
at Liquidation(Collat Maturity)     77,069,969.05(5.14%)     97,499,961.00(6.50%)    104,999,958.00(7.00%)    112,499,955.00(7.50%)
-----------------------------------------------------------------------------------------------------------------------------------
                        120 PPC
                          Yield                     6.64                     6.73                     5.17                     0.46
                            WAL                    11.18                    14.04                    14.03                    10.35
                       Mod Durn                    8.082                    9.300                   10.035                   10.889
             Principal # Months                       21                       57                      118                       89
            Principal Writedown              0.00(0.00%)              0.00(0.00%)     3,144,163.82(20.96%)     9,559,940.82(63.73%)
at Liquidation(Collat Maturity)     77,069,969.05(5.14%)     97,499,961.00(6.50%)    104,999,958.00(7.00%)    112,499,955.00(7.50%)
-----------------------------------------------------------------------------------------------------------------------------------
                        150 PPC
                          Yield                     6.37                    -1.61                   -27.00                   -30.68
                            WAL                    10.19                     8.78                     5.71                     5.34
                       Mod Durn                    7.612                    9.900                    4.651                    4.488
             Principal # Months                       34                      186                       NA                       NA
            Principal Writedown              0.00(0.00%)    10,503,440.47(70.02%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)
at Liquidation(Collat Maturity)     77,069,969.05(5.14%)     97,499,961.00(6.50%)    104,999,958.00(7.00%)    112,499,955.00(7.50%)
-----------------------------------------------------------------------------------------------------------------------------------
                        175 PPC
                          Yield                     6.10                   -28.63                   -32.34                   -35.47
                            WAL                    10.18                     5.58                     5.20                     4.93
                       Mod Durn                    7.597                    4.586                    4.425                    4.316
             Principal # Months                      230                       NA                       NA                       NA
            Principal Writedown            251.59(0.00%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)
at Liquidation(Collat Maturity)     77,069,969.05(5.14%)     95,004,595.99(6.33%)    101,105,892.99(6.74%)    107,082,920.63(7.14%)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                        Default             8 *FITCH_NIM           8.5 *FITCH_NIM             9 *FITCH_NIM         9.795 *FITCH_NIM
-----------------------------------------------------------------------------------------------------------------------------------
                          Yield                     7.40                     7.44                     7.48                     7.54
                            WAL                    15.66                    16.13                    16.70                    17.86
                       Mod Durn                    9.959                   10.115                   10.296                   10.638
             Principal # Months                       14                       17                       21                       26
            Principal Writedown              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)         36,623.86(0.24%)
at Liquidation(Collat Maturity)    119,999,952.00(8.00%)    127,499,949.00(8.50%)    134,999,946.00(9.00%)    146,924,941.46(9.79%)
-----------------------------------------------------------------------------------------------------------------------------------
                         85 PPC
                          Yield                     7.57                     7.64                     5.90                    -6.45
                            WAL                    15.82                    16.71                    14.69                     6.81
                       Mod Durn                   10.268                   10.574                   10.930                   11.527
             Principal # Months                       24                       31                       27                        4
            Principal Writedown              0.00(0.00%)              0.00(0.00%)     3,656,913.25(24.38%)    13,789,575.49(91.93%)
at Liquidation(Collat Maturity)    119,999,952.00(8.00%)    127,499,949.00(8.50%)    134,999,946.00(9.00%)    146,924,941.46(9.79%)
-----------------------------------------------------------------------------------------------------------------------------------
                        100 PPC
                          Yield                     5.64                     1.15                   -26.14                   -31.90
                            WAL                    15.25                    10.84                     5.79                     5.23
                       Mod Durn                   10.414                   11.032                    4.698                    4.441
             Principal # Months                       57                       35                       NA                       NA
            Principal Writedown     2,717,698.15(18.12%)     9,096,927.95(60.65%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)
at Liquidation(Collat Maturity)    119,999,952.00(8.00%)    127,499,949.00(8.50%)    134,999,946.00(9.00%)    146,924,941.46(9.79%)
-----------------------------------------------------------------------------------------------------------------------------------
                        120 PPC
                          Yield                   -25.82                   -29.75                   -32.85                   -37.12
                            WAL                     5.83                     5.43                     5.14                     4.80
                       Mod Durn                    4.712                    4.526                    4.406                    4.266
             Principal # Months                       NA                       NA                       NA                       NA
            Principal Writedown   15,000,000.00(100.00%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)
at Liquidation(Collat Maturity)    119,999,952.00(8.00%)    127,499,949.00(8.50%)    134,999,946.00(9.00%)    146,924,941.46(9.79%)
-----------------------------------------------------------------------------------------------------------------------------------
                        150 PPC
                          Yield                   -33.74                   -36.63                   -39.41                   -43.64
                            WAL                     5.06                     4.83                     4.63                     4.35
                       Mod Durn                    4.374                    4.282                    4.202                    4.096
             Principal # Months                       NA                       NA                       NA                       NA
            Principal Writedown   15,000,000.00(100.00%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)
at Liquidation(Collat Maturity)    119,999,952.00(8.00%)    127,499,949.00(8.50%)    134,999,946.00(9.00%)    146,838,495.24(9.79%)
-----------------------------------------------------------------------------------------------------------------------------------
                        175 PPC
                          Yield                   -38.39                   -41.22                   -43.89                   -47.78
                            WAL                     4.70                     4.50                     4.33                     4.11
                       Mod Durn                    4.229                    4.153                    4.089                    4.007
             Principal # Months                       NA                       NA                       NA                       NA
            Principal Writedown   15,000,000.00(100.00%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)
at Liquidation(Collat Maturity)    112,917,283.17(7.53%)    118,675,239.20(7.91%)    124,318,224.84(8.29%)    133,118,670.82(8.87%)
-----------------------------------------------------------------------------------------------------------------------------------

Z_NFHE0304_MKT4 - Price/Yield - M-4

Balance   $15,000,000.00  Delay          0                  Index           LIBOR_1MO | 0         WAC   7.352490638     WAM    344
Coupon    4.37            Dated          11/20/2003         Mult / Margin   1 / 3.25              NET   6.588491        WALA     0
Settle    11/20/2003      First Payment  12/25/2003         Cap / Floor     999 / 0

          LIBOR           Forward        Servicer Advances  100%            Triggers: FAIL
          Loss Severity   100%           Liquidation Lag    0 months        Prepayments Voluntary

Price = 100
-----------------------------------------------------------------------------------------------------------------------------------
                        Default         4.001 *FITCH_NIM             5 *FITCH_NIM             6 *FITCH_NIM           6.5 *FITCH_NIM
-----------------------------------------------------------------------------------------------------------------------------------
                          Yield                     8.57                     8.58                     8.58                     8.58
                            WAL                    16.76                    16.67                    16.56                    16.51
                       Mod Durn                    9.495                    9.468                    9.450                    9.447
             Principal # Months                       18                       19                       19                       19
            Principal Writedown              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)
at Liquidation(Collat Maturity)     60,014,975.99(4.00%)     74,999,970.00(5.00%)     89,999,964.00(6.00%)     97,499,961.00(6.50%)
-----------------------------------------------------------------------------------------------------------------------------------
                         85 PPC
                          Yield                     8.50                     8.51                     8.75                     8.50
                            WAL                    14.25                    14.14                    14.53                    15.53
                       Mod Durn                    8.751                    8.743                    9.491                   10.048
             Principal # Months                       17                       17                       15                       21
            Principal Writedown              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)
at Liquidation(Collat Maturity)     60,014,975.99(4.00%)     74,999,970.00(5.00%)     89,999,964.00(6.00%)     97,499,961.00(6.50%)
-----------------------------------------------------------------------------------------------------------------------------------
                        100 PPC
                          Yield                     8.44                     8.75                     7.45                     7.45
                            WAL                    12.10                    13.01                    15.13                    16.53
                       Mod Durn                    8.171                    9.062                    9.189                    9.607
             Principal # Months                       16                       18                       34                       54
            Principal Writedown              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)
at Liquidation(Collat Maturity)     60,014,975.99(4.00%)     74,999,970.00(5.00%)     89,999,964.00(6.00%)     97,499,961.00(6.50%)
-----------------------------------------------------------------------------------------------------------------------------------
                        120 PPC
                          Yield                     8.68                     7.25                     4.47                    -1.52
                            WAL                    11.13                    13.16                    13.12                     8.88
                       Mod Durn                    8.327                    8.543                    9.778                   10.837
             Principal # Months                       19                       39                      124                       83
            Principal Writedown              0.00(0.00%)              0.00(0.00%)     5,158,912.70(34.39%)    11,665,514.71(77.77%)
at Liquidation(Collat Maturity)     60,014,975.99(4.00%)     74,999,970.00(5.00%)     89,999,964.00(6.00%)     97,499,961.00(6.50%)
-----------------------------------------------------------------------------------------------------------------------------------
                        150 PPC
                          Yield                     6.94                     3.28                   -27.10                   -30.70
                            WAL                    10.38                    10.73                     5.48                     5.11
                       Mod Durn                    7.410                    8.785                    4.320                    4.170
             Principal # Months                       34                      204                       NA                       NA
            Principal Writedown              0.00(0.00%)     5,896,638.73(39.31%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)
at Liquidation(Collat Maturity)     60,014,975.99(4.00%)     74,999,970.00(5.00%)     89,999,964.00(6.00%)     97,499,961.00(6.50%)
-----------------------------------------------------------------------------------------------------------------------------------
                        175 PPC
                          Yield                     6.67                    -6.84                   -32.67                   -35.86
                            WAL                    10.43                     6.91                     4.98                     4.71
                       Mod Durn                    7.425                    9.109                    4.120                    4.015
             Principal # Months                      229                      177                       NA                       NA
            Principal Writedown         13,180.87(0.09%)    13,106,213.95(87.37%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)
at Liquidation(Collat Maturity)     60,014,975.99(4.00%)     74,999,970.00(5.00%)     88,729,358.96(5.92%)     95,004,595.99(6.33%)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                        Default             7 *FITCH_NIM           7.5 *FITCH_NIM             8 *FITCH_NIM         8.623 *FITCH_NIM
-----------------------------------------------------------------------------------------------------------------------------------
                          Yield                     8.58                     8.74                     8.79                     8.84
                            WAL                    16.46                    16.46                    17.08                    17.99
                       Mod Durn                    9.475                   10.000                   10.176                   10.413
             Principal # Months                       19                       19                       22                       26
            Principal Writedown              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)         24,266.56(0.16%)
at Liquidation(Collat Maturity)    104,999,958.00(7.00%)    112,499,955.00(7.50%)    119,999,952.00(8.00%)    129,344,948.28(8.62%)
-----------------------------------------------------------------------------------------------------------------------------------
                         85 PPC
                          Yield                     8.42                     8.35                     5.66                    -3.59
                            WAL                    16.28                    17.24                    13.24                     6.68
                       Mod Durn                   10.195                   10.395                   11.095                   12.342
             Principal # Months                       28                       34                       23                        5
            Principal Writedown              0.00(0.00%)              0.00(0.00%)     5,792,672.23(38.62%)    13,829,318.96(92.20%)
at Liquidation(Collat Maturity)    104,999,958.00(7.00%)    112,499,955.00(7.50%)    119,999,952.00(8.00%)    129,344,948.28(8.62%)
-----------------------------------------------------------------------------------------------------------------------------------
                        100 PPC
                          Yield                     4.94                    -0.90                   -25.99                   -30.26
                            WAL                    13.98                     9.08                     5.50                     5.08
                       Mod Durn                   10.042                   10.683                    4.333                    4.158
             Principal # Months                       52                       26                       NA                       NA
            Principal Writedown     4,824,645.42(32.16%)    11,297,571.56(75.32%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)
at Liquidation(Collat Maturity)    104,999,958.00(7.00%)    112,499,955.00(7.50%)    119,999,952.00(8.00%)    129,344,948.28(8.62%)
-----------------------------------------------------------------------------------------------------------------------------------
                        120 PPC
                          Yield                   -25.81                   -29.37                   -32.41                   -35.99
                            WAL                     5.56                     5.19                     4.92                     4.63
                       Mod Durn                    4.353                    4.200                    4.091                    3.981
             Principal # Months                       NA                       NA                       NA                       NA
            Principal Writedown   15,000,000.00(100.00%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)
at Liquidation(Collat Maturity)    104,999,958.00(7.00%)    112,499,955.00(7.50%)    119,999,952.00(8.00%)    129,344,948.28(8.62%)
-----------------------------------------------------------------------------------------------------------------------------------
                        150 PPC
                          Yield                   -33.84                   -36.75                   -39.54                   -42.87
                            WAL                     4.84                     4.60                     4.41                     4.19
                       Mod Durn                    4.061                    3.974                    3.899                    3.818
             Principal # Months                       NA                       NA                       NA                       NA
            Principal Writedown   15,000,000.00(100.00%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)
at Liquidation(Collat Maturity)    104,999,958.00(7.00%)    112,499,955.00(7.50%)    119,999,952.00(8.00%)    129,344,948.28(8.62%)
-----------------------------------------------------------------------------------------------------------------------------------
                        175 PPC
                          Yield                   -38.95                   -41.83                   -44.50                   -47.52
                            WAL                     4.48                     4.28                     4.11                     3.94
                       Mod Durn                    3.926                    3.853                    3.792                    3.731
             Principal # Months                       NA                       NA                       NA                       NA
            Principal Writedown   15,000,000.00(100.00%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)   15,000,000.00(100.00%)
at Liquidation(Collat Maturity)    101,105,892.99(6.74%)    107,082,920.63(7.14%)    112,917,283.17(7.53%)    120,067,311.16(8.00%)
-----------------------------------------------------------------------------------------------------------------------------------

Z_NFHE0304_MKT4 - Price/Yield - M-5

Balance   $14,550,000.00  Delay          0                  Index           LIBOR_1MO | 0         WAC   7.352490638     WAM    344
Coupon    4.87            Dated          11/20/2003         Mult / Margin   1 / 3.75              NET   6.588491        WALA     0
Settle    11/20/2003      First Payment  12/25/2003         Cap / Floor     999 / 0

          LIBOR           Forward        Servicer Advances  100%            Triggers: FAIL
          Loss Severity   100%           Liquidation Lag    0 months        Prepayments Voluntary

Price = 100
-----------------------------------------------------------------------------------------------------------------------------------
                        Default         2.919 *FITCH_NIM             3 *FITCH_NIM             4 *FITCH_NIM             5 *FITCH_NIM
-----------------------------------------------------------------------------------------------------------------------------------
                          Yield                     9.21                     9.21                     9.21                     9.21
                            WAL                    18.58                    18.57                    18.48                    18.39
                       Mod Durn                    9.596                    9.595                    9.575                    9.556
             Principal # Months                       25                       26                       26                       26
            Principal Writedown              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)
at Liquidation(Collat Maturity)     43,784,982.49(2.92%)     44,999,982.00(3.00%)     59,999,976.00(4.00%)     74,999,970.00(5.00%)
-----------------------------------------------------------------------------------------------------------------------------------
                         85 PPC
                          Yield                     9.17                     9.17                     9.17                     9.18
                            WAL                    15.74                    15.73                    15.64                    15.55
                       Mod Durn                    8.906                    8.904                    8.887                    8.934
             Principal # Months                       22                       22                       21                       21
            Principal Writedown              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)
at Liquidation(Collat Maturity)     43,784,982.49(2.92%)     44,999,982.00(3.00%)     59,999,976.00(4.00%)     74,999,970.00(5.00%)
-----------------------------------------------------------------------------------------------------------------------------------
                        100 PPC
                          Yield                     9.11                     9.11                     9.29                     8.59
                            WAL                    13.63                    13.62                    13.52                    14.70
                       Mod Durn                    8.284                    8.284                    8.783                    9.557
             Principal # Months                       21                       21                       21                       24
            Principal Writedown              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)
at Liquidation(Collat Maturity)     43,784,982.49(2.92%)     44,999,982.00(3.00%)     59,999,976.00(4.00%)     74,999,970.00(5.00%)
-----------------------------------------------------------------------------------------------------------------------------------
                        120 PPC
                          Yield                     9.17                     9.18                     7.95                     3.30
                            WAL                    11.26                    11.27                    12.96                    12.11
                       Mod Durn                    7.921                    7.948                    8.684                    9.929
             Principal # Months                       18                       17                       29                      132
            Principal Writedown              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)     6,873,647.24(47.24%)
at Liquidation(Collat Maturity)     43,784,982.49(2.92%)     44,999,982.00(3.00%)     59,999,976.00(4.00%)     74,999,970.00(5.00%)
-----------------------------------------------------------------------------------------------------------------------------------
                        150 PPC
                          Yield                     8.74                     8.13                     2.09                   -29.33
                            WAL                    10.28                    10.48                    10.12                     5.17
                       Mod Durn                    7.816                    7.766                    8.926                    4.121
             Principal # Months                       27                       29                      195                       NA
            Principal Writedown              0.00(0.00%)              0.00(0.00%)     7,391,514.35(50.80%)   14,550,000.00(100.00%)
at Liquidation(Collat Maturity)     43,784,982.49(2.92%)     44,999,982.00(3.00%)     59,999,976.00(4.00%)     74,999,970.00(5.00%)
-----------------------------------------------------------------------------------------------------------------------------------
                        175 PPC
                          Yield                     6.92                     6.24                   -23.26                   -35.33
                            WAL                    10.69                    10.51                     5.58                     4.68
                       Mod Durn                    7.428                    7.497                    6.728                    3.930
             Principal # Months                      236                      234                        8                       NA
            Principal Writedown          5,017.46(0.03%)      1,139,898.40(7.83%)   14,549,931.51(100.00%)   14,550,000.00(100.00%)
at Liquidation(Collat Maturity)     43,784,982.49(2.92%)     44,999,982.00(3.00%)     59,999,976.00(4.00%)     74,999,970.00(5.00%)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                        Default             6 *FITCH_NIM           6.5 *FITCH_NIM             7 *FITCH_NIM         7.463 *FITCH_NIM
-----------------------------------------------------------------------------------------------------------------------------------
                          Yield                     9.22                     9.22                     9.27                     9.51
                            WAL                    18.30                    18.25                    18.20                    18.15
                       Mod Durn                    9.566                    9.584                    9.764                   10.695
             Principal # Months                       25                       26                       25                       26
            Principal Writedown              0.00(0.00%)              0.00(0.00%)              0.00(0.00%)          5,541.83(0.04%)
at Liquidation(Collat Maturity)     89,999,964.00(6.00%)     97,499,961.00(6.50%)    104,999,958.00(7.00%)    111,944,955.24(7.46%)
-----------------------------------------------------------------------------------------------------------------------------------
                         85 PPC
                          Yield                     9.54                     7.12                     2.97                    -7.34
                            WAL                    15.88                    16.58                    11.65                     6.46
                       Mod Durn                   10.346                    9.724                   10.118                   10.232
             Principal # Months                       21                       31                       18                        4
            Principal Writedown              0.00(0.00%)      1,367,452.33(9.40%)     7,650,253.13(52.58%)    13,528,639.38(92.98%)
at Liquidation(Collat Maturity)     89,999,964.00(6.00%)     97,499,961.00(6.50%)    104,999,958.00(7.00%)    111,944,955.24(7.46%)
-----------------------------------------------------------------------------------------------------------------------------------
                        100 PPC
                          Yield                     3.70                    -5.05                   -28.18                   -31.83
                            WAL                    12.61                     7.12                     5.21                     4.87
                       Mod Durn                   10.111                   10.755                    4.134                    4.000
             Principal # Months                       45                       13                       NA                       NA
            Principal Writedown     6,665,946.57(45.81%)    13,030,614.92(89.56%)   14,550,000.00(100.00%)   14,550,000.00(100.00%)
at Liquidation(Collat Maturity)     89,999,964.00(6.00%)     97,499,961.00(6.50%)    104,999,958.00(7.00%)    111,944,955.24(7.46%)
-----------------------------------------------------------------------------------------------------------------------------------
                        120 PPC
                          Yield                   -27.94                   -31.95                   -35.44                   -38.38
                            WAL                     5.26                     4.89                     4.60                     4.39
                       Mod Durn                    4.156                    4.005                    3.897                    3.816
             Principal # Months                       NA                       NA                       NA                       NA
            Principal Writedown   14,550,000.00(100.00%)   14,550,000.00(100.00%)   14,550,000.00(100.00%)   14,550,000.00(100.00%)
at Liquidation(Collat Maturity)     89,999,964.00(6.00%)     97,499,961.00(6.50%)    104,999,958.00(7.00%)    111,944,955.24(7.46%)
-----------------------------------------------------------------------------------------------------------------------------------
                        150 PPC
                          Yield                   -36.76                   -40.06                   -43.12                   -45.64
                            WAL                     4.54                     4.30                     4.11                     3.96
                       Mod Durn                    3.873                    3.784                    3.711                    3.658
             Principal # Months                       NA                       NA                       NA                       NA
            Principal Writedown   14,550,000.00(100.00%)   14,550,000.00(100.00%)   14,550,000.00(100.00%)   14,550,000.00(100.00%)
at Liquidation(Collat Maturity)     89,999,964.00(6.00%)     97,499,961.00(6.50%)    104,999,958.00(7.00%)    111,944,955.24(7.46%)
-----------------------------------------------------------------------------------------------------------------------------------
                        175 PPC
                          Yield                   -42.36                   -45.30                   -48.14                   -50.60
                            WAL                     4.18                     4.00                     3.84                     3.71
                       Mod Durn                    3.738                    3.673                    3.617                    3.575
             Principal # Months                       NA                       NA                       NA                       NA
            Principal Writedown   14,550,000.00(100.00%)   14,550,000.00(100.00%)   14,550,000.00(100.00%)   14,550,000.00(100.00%)
at Liquidation(Collat Maturity)     88,729,358.96(5.92%)     95,004,595.99(6.33%)    101,105,892.99(6.74%)    106,650,085.28(7.11%)
-----------------------------------------------------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
                           NOVASTAR 2003-4- RA WITH MI
                          11/1/2003 SCHEDULED BALANCES

Number Of Loans:                                      856
Total Outstanding Principal Balance:           134,992,582
                                                                             Minimum       Maximum
Average Outstanding Principal Balance:       $  157,701.61               $ 39,880.25  $ 468,958.75

Weighted Average Current Mortgage Rate:              6.877 %                   4.625        10.250 %

Arm Characteristics:
Weighted Average Gross Margin:                       5.546 %                   3.750         8.300 %
Weighted Average Maximum Loan Rate:                 14.138 %                  11.750        17.375 %
Weighted Average Minimum Loan Rate:                  7.135 %                   4.750        10.375 %
Weighted Average Initial Periodic Rate Cap:          2.988 %                   1.000         3.000 %
Weighted Average Periodic Rate Cap:                  1.000 %                   1.000         1.000 %
Weighted Average Months To Roll:                     23.64 months               2.00         35.00 months

Weighted Average Original Term:                        347 months                120           360 months
Weighted Average Remaining Term:                       345 months                119           359 months
Weighted Average Credit Score:                         666                       516           815
Weighted Average Combined Original Ltv:              80.60 %                   60.23        100.00 %

First Pay Date:                                                    Feb 01, 2001       Nov 01, 2003
Maturity Date:                                                     Oct 01, 2013       Oct 01, 2033

Top State Concentrations ($):                23.14 % California,11.91 % Florida, 6.32 % Ohio
Maximum Zip Code Concentration ($):           0.70 % 93033 (Oxnard, CA)
Table

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Principal Balances ($)     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 39,880.25 -  50,000.00                13         611,744.54               0.45
 50,000.01 - 100,000.00               164      13,128,766.46               9.73
100,000.01 - 150,000.00               313      38,933,934.80              28.84
150,000.01 - 200,000.00               156      27,136,078.49              20.10
200,000.01 - 250,000.00               112      24,941,887.61              18.48
250,000.01 - 300,000.00                51      13,871,257.39              10.28
300,000.01 - 350,000.00                29       9,274,446.98               6.87
350,000.01 - 400,000.00                12       4,464,304.46               3.31
400,000.01 - 450,000.00                 5       2,161,202.53               1.60
450,000.01 - 468,958.75                 1         468,958.75               0.35
-------------------------------------------------------------------------------
Total                                 856     134,992,582.01             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:27:09 EST 2003) [jae] Page: 1 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Credit Score:              Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
516 - 520                               1         334,235.17               0.25
521 - 540                              16       2,638,202.47               1.95
541 - 560                              27       3,997,793.91               2.96
561 - 580                              40       5,415,449.66               4.01
581 - 600                              53       7,600,728.24               5.63
601 - 620                              84      11,548,761.19               8.56
621 - 640                             100      13,790,602.87              10.22
641 - 660                              74      11,614,075.06               8.60
661 - 680                             137      22,900,202.86              16.96
681 - 700                              77      12,898,819.02               9.56
701 - 720                             100      17,038,954.66              12.62
721 - 740                              54       8,339,749.46               6.18
741 - 760                              46       8,373,184.61               6.20
761 - 780                              31       6,232,419.30               4.62
781 - 800                              14       2,125,637.20               1.57
801 - 815                               2         143,766.33               0.11
-------------------------------------------------------------------------------
Total                                 856     134,992,582.01             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
119 - 120                               3         328,981.22               0.24
151 - 180                              64       8,461,665.52               6.27
211 - 240                               8       1,345,333.02               1.00
301 - 359                             781     124,856,602.25              92.49
-------------------------------------------------------------------------------
Total                                 856     134,992,582.01             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Property Type:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Single Family Residence               672     104,226,103.14              77.21
PUD                                    90      15,535,817.77              11.51
Multi-Unit                             47       8,568,711.60               6.35
Condo                                  47       6,661,949.50               4.94
-------------------------------------------------------------------------------
Total                                 856     134,992,582.01             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Occupancy Status:          Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Primary                               770     123,461,759.42              91.46
Investment (Non-Owner
 Occupied)                             66       8,811,330.31               6.53
Secondary Home                         20       2,719,492.28               2.01
-------------------------------------------------------------------------------
Total                                 856     134,992,582.01             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Use of Proceeds:           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Cash Out Refinance                    508      80,620,361.81              59.72
Purchase                              203      33,270,290.74              24.65
Rate/Term Refinance                   145      21,101,929.46              15.63
-------------------------------------------------------------------------------
Total                                 856     134,992,582.01             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:27:09 EST 2003) [jae] Page: 2 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Combined Original Loan          Number of  Outstanding as of  Outstanding as of
-to-Value Ratios (%):      Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
60.23 -  65.00                         80      11,083,017.62               8.21
65.01 -  70.00                         89      14,504,463.09              10.74
70.01 -  75.00                         77      11,825,191.68               8.76
75.01 -  80.00                        235      37,257,921.09              27.60
80.01 -  85.00                        113      17,606,340.14              13.04
85.01 -  90.00                        200      31,712,333.48              23.49
90.01 -  95.00                         59      10,545,000.15               7.81
95.01 - 100.00                          3         458,314.76               0.34
-------------------------------------------------------------------------------
Total                                 856     134,992,582.01             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:27:09 EST 2003) [jae] Page: 3 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
State:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Arizona                                18       2,704,861.21               2.00
Arkansas                                5         599,527.03               0.44
California                            152      31,242,656.92              23.14
Colorado                               16       2,568,549.96               1.90
Connecticut                            25       3,903,086.75               2.89
Delaware                                9       1,308,565.27               0.97
District of Columbia                    4         647,055.61               0.48
Florida                               117      16,072,511.81              11.91
Georgia                                23       2,943,663.72               2.18
Idaho                                   4         482,850.62               0.36
Illinois                               19       3,235,108.49               2.40
Indiana                                12       1,296,055.45               0.96
Iowa                                    1          91,612.36               0.07
Kansas                                  4         700,688.73               0.52
Kentucky                                5         407,466.59               0.30
Louisiana                              21       2,921,274.54               2.16
Maine                                   4         555,627.41               0.41
Maryland                                9       1,282,081.03               0.95
Massachusetts                          18       3,958,484.57               2.93
Michigan                               24       2,833,484.80               2.10
Minnesota                               7       1,113,823.62               0.83
Mississippi                             5         696,519.80               0.52
Missouri                               10       1,184,973.58               0.88
Montana                                 3         466,549.09               0.35
Nevada                                 11       2,371,333.70               1.76
New Hampshire                           8       1,126,821.67               0.83
New Jersey                              8       1,374,670.55               1.02
New Mexico                              2         222,602.50               0.16
New York                               23       4,958,577.73               3.67
North Carolina                         20       3,038,134.17               2.25
Ohio                                   65       8,536,903.34               6.32
Oklahoma                               10       1,151,695.79               0.85
Oregon                                 23       3,185,087.67               2.36
Pennsylvania                           21       3,390,606.84               2.51
Rhode Island                            2         682,247.71               0.51
South Carolina                         10       1,444,294.31               1.07
Tennessee                               7         922,111.47               0.68
Texas                                  55       7,258,141.03               5.38
Utah                                    5       1,145,366.89               0.85
Vermont                                 1         187,125.04               0.14
Virginia                               27       4,474,323.05               3.31
Washington                             30       4,704,498.39               3.49
West Virginia                           3         207,309.36               0.15
Wisconsin                              10       1,393,651.84               1.03
-------------------------------------------------------------------------------
Total                                 856     134,992,582.01             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:27:09 EST 2003) [jae] Page: 4 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Documentation:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Full Documentation                    581      85,997,763.50              63.71
Stated Income                         169      31,031,656.22              22.99
No Documentation                       64      10,895,697.37               8.07
Limited Documentation                  31       4,985,526.91               3.69
No Income/No Asset
 Verification                          11       2,081,938.01               1.54
-------------------------------------------------------------------------------
Total                                 856     134,992,582.01             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Grade:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
AAA                                     1          83,292.88               0.06
M1                                    118      16,737,458.64              12.40
M2                                     39       5,165,909.23               3.83
b. AA                                   1          62,335.29               0.05
c. A+                                 305      51,134,825.38              37.88
d. A                                   59       8,343,091.24               6.18
e. A-                                  39       5,993,243.06               4.44
f. Alt A                              199      32,513,773.13              24.09
g. B                                    8       1,381,420.90               1.02
j. FICO Enhanced                       10       1,387,507.78               1.03
k. FICO Only                           77      12,189,724.48               9.03
-------------------------------------------------------------------------------
Total                                 856     134,992,582.01             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Loan Type:                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Adjustable Rate Loan                  477      75,575,323.45              55.98
Fixed Rate Loan                       379      59,417,258.56              44.02
-------------------------------------------------------------------------------
Total                                 856     134,992,582.01             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
30 Year Fixed-Rate Loan               304      49,281,278.80              82.94
15 Year Fixed-Rate Loan                59       7,687,330.10              12.94
20 Year Fixed-Rate Loan                 8       1,345,333.02               2.26
15 Year Balloon                         5         774,335.42               1.30
10 Year Fixed-Rate Loan                 3         328,981.22               0.55
-------------------------------------------------------------------------------
Total                                 379      59,417,258.56             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Adjustable Rate Loan            Number of  Outstanding as of  Outstanding as of
Types:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR             434      67,645,701.34              89.51
3/27 Loan Six-Month LIBOR              41       7,491,395.07               9.91
Six-Month LIBOR                         2         438,227.04               0.58
-------------------------------------------------------------------------------
Total                                 477      75,575,323.45             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:27:09 EST 2003) [jae] Page: 5 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Lien Position:             Mortgage Loans   the Cutoff Date     the Cutoff Date
-------------------------------------------------------------------------------
First Lien                            856     134,992,582.01             100.00
-------------------------------------------------------------------------------
Total                                 856     134,992,582.01             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Prepayment Term (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
0                                     184      29,596,615.20              21.92
24                                    238      38,616,678.19              28.61
36                                    178      28,153,317.80              20.86
60                                    256      38,625,970.82              28.61
-------------------------------------------------------------------------------
Total                                 856     134,992,582.01             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Mortgage Insurance              Number of  Outstanding as of  Outstanding as of
Company:                   Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
MGIC                                  849     134,314,706.49              99.50
PMI                                     7         677,875.52               0.50
-------------------------------------------------------------------------------
Total                                 856     134,992,582.01             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Current Mortgage                Number of  Outstanding as of  Outstanding as of
Rates (%):                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.625 -  5.000                         9       1,502,652.52               1.11
 5.001 -  5.500                        46       8,934,293.52               6.62
 5.501 -  6.000                       109      19,841,057.45              14.70
 6.001 -  6.500                       131      21,948,804.41              16.26
 6.501 -  7.000                       209      32,481,641.29              24.06
 7.001 -  7.500                       126      18,471,026.52              13.68
 7.501 -  8.000                       124      18,428,342.94              13.65
 8.001 -  8.500                        49       6,596,240.38               4.89
 8.501 -  9.000                        38       4,811,661.00               3.56
 9.001 -  9.500                         9       1,283,613.88               0.95
 9.501 - 10.000                         5         520,968.33               0.39
10.001 - 10.250                         1         172,279.77               0.13
-------------------------------------------------------------------------------
Total                                 856     134,992,582.01             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Gross Margins (%)               Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
3.750 - 4.000                          12       2,344,969.92               3.10
4.001 - 4.500                          47       7,570,679.24              10.02
4.501 - 5.000                          71      11,973,532.35              15.84
5.001 - 5.500                          96      14,970,465.28              19.81
5.501 - 6.000                         113      18,363,166.40              24.30
6.001 - 6.500                          85      12,959,610.55              17.15
6.501 - 7.000                          34       4,969,350.66               6.58
7.001 - 7.500                          16       1,969,716.94               2.61
7.501 - 8.000                           1         172,279.77               0.23
8.001 - 8.300                           2         281,552.34               0.37
-------------------------------------------------------------------------------
Total                                 477      75,575,323.45             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:27:09 EST 2003) [jae] Page: 6 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Maximum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
11.750 - 12.000                         3         602,867.27               0.80
12.001 - 12.500                        12       2,382,785.59               3.15
12.501 - 13.000                        39       6,728,057.84               8.90
13.001 - 13.500                        59      10,160,131.58              13.44
13.501 - 14.000                       121      19,324,197.67              25.57
14.001 - 14.500                        89      13,767,305.65              18.22
14.501 - 15.000                        82      12,673,393.41              16.77
15.001 - 15.500                        30       4,188,973.79               5.54
15.501 - 16.000                        29       3,921,287.51               5.19
16.001 - 16.500                         6         973,873.40               1.29
16.501 - 17.000                         5         551,854.06               0.73
17.001 - 17.375                         2         300,595.68               0.40
-------------------------------------------------------------------------------
Total                                 477      75,575,323.45             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Minimum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.750 -  5.000                         3         602,867.27               0.80
 5.001 -  5.500                        12       2,382,785.59               3.15
 5.501 -  6.000                        40       6,961,347.94               9.21
 6.001 -  6.500                        59      10,160,131.58              13.44
 6.501 -  7.000                       120      19,090,907.57              25.26
 7.001 -  7.500                        89      13,767,305.65              18.22
 7.501 -  8.000                        82      12,673,393.41              16.77
 8.001 -  8.500                        30       4,188,973.79               5.54
 8.501 -  9.000                        29       3,921,287.51               5.19
 9.001 -  9.500                         6         973,873.40               1.29
 9.501 - 10.000                         5         551,854.06               0.73
10.001 - 10.375                         2         300,595.68               0.40
-------------------------------------------------------------------------------
Total                                 477      75,575,323.45             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Rate Adjustment Date            Number of  Outstanding as of  Outstanding as of
(ARMs ONLY):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
01/01/04                                2         270,046.53               0.36
02/01/04                                3         296,361.82               0.39
03/01/04                                1         304,282.30               0.40
04/01/04                                1         133,944.74               0.18
06/01/05                                1         104,496.64               0.14
07/01/05                                5         974,831.44               1.29
08/01/05                                4       1,000,543.49               1.32
09/01/05                              101      15,499,323.22              20.51
10/01/05                              318      49,500,098.20              65.50
09/01/06                                4       1,009,285.55               1.34
10/01/06                               37       6,482,109.52               8.58
-------------------------------------------------------------------------------
Total                                 477      75,575,323.45             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Initial Periodic Rate Cap       Number of  Outstanding as of  Outstanding as of
(%) (ARMs Only):           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                                   2         438,227.04               0.58
3.000                                 475      75,137,096.41              99.42
-------------------------------------------------------------------------------
Total                                 477      75,575,323.45             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:27:09 EST 2003) [jae] Page: 7 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Periodic Rate Cap (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                                 477      75,575,323.45             100.00
-------------------------------------------------------------------------------
Total                                 477      75,575,323.45             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:27:09 EST 2003) [jae] Page: 8 of 8

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                            NOVASTAR 2003-4- RA NO MI
                          11/1/2003 SCHEDULED BALANCES

Number Of Loans:                                    2,647
Total Outstanding Principal Balance:          361,046,786
                                                                      Minimum              Maximum
Average Outstanding Principal Balance:       $  36,398.48         $ 10,979.75         $ 776,423.35

Weighted Average Current Mortgage Rate:             7.398 %             4.500               13.375 %

Arm Characteristics:
Weighted Average Gross Margin:                      5.844 %             2.750                9.700 %
Weighted Average Maximum Loan Rate:                14.365 %             9.875               18.350 %
Weighted Average Minimum Loan Rate:                 7.371 %             4.750               11.350 %
Weighted Average Initial Periodic Rate Cap:         2.995 %             1.000                3.000 %
Weighted Average Periodic Rate Cap:                 1.000 %             1.000                1.000 %
Weighted Average Months To Roll:                    23.83 months         5.00                35.00 months

Weighted Average Original Term:                       343 months          120                  360 months
Weighted Average Remaining Term:                      342 months          118                  360 months
Weighted Average Credit Score:                        636                 508                  894
Weighted Average Combined Original Ltv:             78.70 %             11.85               100.00 %

First Pay Date:                                                   Jan 01, 2003        Nov 03, 2003
Maturity Date:                                                    Sep 01, 2013        Oct 03, 2033

Top State Concentrations ($):                27.19 % California, 16.32 % Florida 3.43 % New York
Maximum Zip Code Concentration ($):          0.63 % 93033(Oxnard, CA)
Table

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Principal Balances ($)     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 10,979.75 -  50,000.00               349      11,467,736.55               3.18
 50,000.01 - 100,000.00               785      60,311,757.35              16.70
100,000.01 - 150,000.00               624      77,928,812.62              21.58
150,000.01 - 200,000.00               401      69,427,001.88              19.23
200,000.01 - 250,000.00               189      42,426,983.42              11.75
250,000.01 - 300,000.00               129      35,283,402.19               9.77
300,000.01 - 350,000.00                79      25,463,939.99               7.05
350,000.01 - 400,000.00                48      18,286,933.85               5.06
400,000.01 - 450,000.00                18       7,614,301.09               2.11
450,000.01 - 500,000.00                19       9,168,999.22               2.54
500,000.01 - 550,000.00                 3       1,581,565.37               0.44
550,000.01 - 600,000.00                 1         575,504.07               0.16
700,000.01 - 750,000.00                 1         733,424.80               0.20
750,000.01 - 776,423.35                 1         776,423.35               0.22
-------------------------------------------------------------------------------
Total                               2,647     361,046,785.75             100.00
===============================================================================
For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:27:09 EST 2003) [jae] Page: 1 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Credit Score:              Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
   <= 400                               1         137,292.81               0.04
501 - 520                              16       2,549,790.14               0.71
521 - 540                             205      25,766,760.54               7.14
541 - 560                             229      29,899,798.66               8.28
561 - 580                             204      26,941,457.62               7.46
581 - 600                             173      25,259,114.55               7.00
601 - 620                             221      33,373,739.65               9.24
621 - 640                             289      43,751,370.30              12.12
641 - 660                             312      45,449,435.19              12.59
661 - 680                             287      36,168,021.80              10.02
681 - 700                             264      32,962,220.30               9.13
701 - 720                             173      22,914,054.56               6.35
721 - 740                             111      14,262,203.00               3.95
741 - 760                              70       8,893,596.10               2.46
761 - 780                              55       7,305,703.19               2.02
781 - 800                              30       3,956,724.06               1.10
801 - 820                               6       1,341,620.36               0.37
881 - 894                               1         113,882.92               0.03
-------------------------------------------------------------------------------
Total                               2,647     361,046,785.75             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
118 - 120                               6         404,731.35               0.11
151 - 180                             498      31,422,235.40               8.70
211 - 240                              24       2,788,061.67               0.77
271 - 300                               5         615,420.99               0.17
301 - 360                           2,114     325,816,336.34              90.24
-------------------------------------------------------------------------------
Total                               2,647     361,046,785.75             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Property Type:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Single Family Residence             2,010     274,572,561.71              76.05
PUD                                   363      51,404,450.27              14.24
Condo                                 181      21,002,570.04               5.82
Multi-Unit                             93      14,067,203.73               3.90
-------------------------------------------------------------------------------
Total                               2,647     361,046,785.75             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Occupancy Status:          Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Primary                             2,538     348,624,797.38              96.56
Investment (Non-Owner
Occupied)                              94      10,410,712.34               2.88
Secondary Home                         14       1,805,264.22               0.50
Investment
(Owner Occupied)                        1         206,011.81               0.06
-------------------------------------------------------------------------------
Total                               2,647     361,046,785.75             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:27:09 EST 2003) [jae] Page: 2 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Use of Proceeds:           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Cash Out Refinance                  1,596     233,943,880.95              64.80
Purchase                              864      99,932,533.99              27.68
Rate/Term Refinance                   187      27,170,370.81               7.53
-------------------------------------------------------------------------------
Total                               2,647     361,046,785.75             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Combined Original Loan-         Number of  Outstanding as of  Outstanding as of
to-Value Ratios (%):       Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
11.85 -  15.00                          1          49,966.39               0.01
15.01 -  20.00                          3         300,449.33               0.08
20.01 -  25.00                          6         911,412.48               0.25
25.01 -  30.00                         13       1,228,316.80               0.34
30.01 -  35.00                         21       2,641,304.10               0.73
35.01 -  40.00                         27       3,652,045.43               1.01
40.01 -  45.00                         35       4,596,187.58               1.27
45.01 -  50.00                         53       6,792,258.08               1.88
50.01 -  55.00                         57       8,422,499.50               2.33
55.01 -  60.00                         95      14,120,941.29               3.91
60.01 -  65.00                         78      13,002,471.52               3.60
65.01 -  70.00                        114      18,574,819.94               5.14
70.01 -  75.00                        200      32,665,247.08               9.05
75.01 -  80.00                        663     104,488,328.32              28.94
80.01 -  85.00                        253      37,844,940.00              10.48
85.01 -  90.00                        464      67,988,868.44              18.83
90.01 -  95.00                        153      18,879,405.81               5.23
95.01 - 100.00                        411      24,887,323.66               6.89
-------------------------------------------------------------------------------
Total                               2,647     361,046,785.75             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:27:09 EST 2003) [jae] Page: 3 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
State:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Arizona                                52       5,763,262.23               1.60
Arkansas                               21       1,728,342.75               0.48
California                            485      98,165,484.42              27.19
Colorado                               55       8,538,275.46               2.36
Connecticut                            58       7,878,138.10               2.18
Delaware                                5         480,305.96               0.13
District of Columbia                   11       1,953,328.70               0.54
Florida                               500      58,926,474.63              16.32
Georgia                                61       6,863,178.21               1.90
Idaho                                  14       1,295,864.23               0.36
Illinois                               44       6,794,330.74               1.88
Indiana                                31       2,742,159.97               0.76
Iowa                                    8         559,308.63               0.15
Kansas                                 13       1,502,361.46               0.42
Kentucky                               32       3,028,264.99               0.84
Louisiana                              64       7,241,822.75               2.01
Maine                                  15       1,694,539.65               0.47
Maryland                               53       9,272,696.20               2.57
Massachusetts                          47       9,137,570.18               2.53
Michigan                               67       6,585,983.44               1.82
Minnesota                              16       2,286,414.04               0.63
Mississippi                            30       2,775,322.01               0.77
Missouri                               55       5,069,736.59               1.40
Nebraska                                3         293,622.88               0.08
Nevada                                 86      10,042,074.66               2.78
New Hampshire                          11       2,102,236.66               0.58
New Jersey                             27       5,417,224.89               1.50
New Mexico                              2         159,777.54               0.04
New York                               60      12,390,024.56               3.43
North Carolina                         52       5,754,916.76               1.59
North Dakota                            1         124,401.97               0.03
Ohio                                  132      11,708,773.86               3.24
Oklahoma                               24       1,978,623.39               0.55
Oregon                                 47       5,694,981.75               1.58
Pennsylvania                           75       8,488,011.87               2.35
Rhode Island                            5         773,264.59               0.21
South Carolina                         37       4,097,937.08               1.14
South Dakota                            1         194,678.76               0.05
Tennessee                              46       4,351,765.03               1.21
Texas                                 112      10,966,208.44               3.04
Utah                                    7       1,455,109.69               0.40
Vermont                                 3         390,168.30               0.11
Virginia                               62       9,549,338.04               2.64
Washington                             87      11,714,427.61               3.24
West Virginia                          15       1,541,081.71               0.43
Wisconsin                              11       1,085,870.29               0.30
Wyoming                                 4         489,100.08               0.14
-------------------------------------------------------------------------------
Total                               2,647     361,046,785.75             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:27:09 EST 2003) [jae] Page: 4 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Documentation:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Full Documentation                  1,377     172,247,226.00              47.71
Stated Income                         942     143,699,432.59              39.80
No Documentation                      229      30,640,405.47               8.49
No Income/No Asset
Verification                           56       8,329,955.76               2.31
Limited Documentation                  43       6,129,765.93               1.70
-------------------------------------------------------------------------------
Total                               2,647     361,046,785.75             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Grade:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
M1                                    374      51,347,195.46              14.22
M2                                    131      18,620,564.49               5.16
M3                                     37       5,039,397.64               1.40
M4                                     13       1,442,355.22               0.40
c. A+                                 714     100,086,168.98              27.72
d. A                                  199      26,624,961.78               7.37
e. A-                                 102      14,047,634.71               3.89
f. Alt A                              754      99,563,711.21              27.58
g. B                                   91      10,350,539.56               2.87
h. B-                                  33       3,258,726.22               0.90
i. C                                    6         518,130.51               0.14
j. FICO Enhanced                       47       7,118,933.37               1.97
k. FICO Only                          146      23,028,466.60               6.38
-------------------------------------------------------------------------------
Total                               2,647     361,046,785.75             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Loan Type:                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Adjustable Rate Loan                1,443     222,657,061.11              61.67
Fixed Rate Loan                     1,204     138,389,724.64              38.33
-------------------------------------------------------------------------------
Total                               2,647     361,046,785.75             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
30 Year Fixed-Rate Loan               671     103,159,275.23              74.54
15 Year Fixed-Rate Loan               225      19,200,866.91              13.87
15 Year Balloon                       273      12,221,368.49               8.83
20 Year Fixed-Rate Loan                24       2,788,061.67               2.01
25 Year Fixed-Rate Loan                 5         615,420.99               0.44
10 Year Fixed-Rate Loan                 6         404,731.35               0.29
-------------------------------------------------------------------------------
Total                               1,204     138,389,724.64             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Adjustable Rate Loan            Number of  Outstanding as of  Outstanding as of
Types:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR           1,304     199,872,142.31              89.77
3/27 Loan Six-Month LIBOR             137      22,270,530.24              10.00
Six-Month LIBOR                         2         514,388.56               0.23
-------------------------------------------------------------------------------
Total                               1,443     222,657,061.11             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:27:09 EST 2003) [jae] Page: 5 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Lien Position:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
First Lien                          2,293     347,652,621.06              96.29
Second Lien                           354      13,394,164.69               3.71
-------------------------------------------------------------------------------
Total                               2,647     361,046,785.75             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Prepayment Term (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
0                                     726      85,586,737.73              23.71
24                                    833     124,511,828.79              34.49
36                                    517      70,116,607.25              19.42
60                                    571      80,831,611.98              22.39
-------------------------------------------------------------------------------
Total                               2,647     361,046,785.75             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Mortgage Insurance              Number of  Outstanding as of  Outstanding as of
Company:                   Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
NO MI                               2,647     361,046,785.75             100.00
-------------------------------------------------------------------------------
Total                               2,647     361,046,785.75             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Current Mortgage                Number of  Outstanding as of  Outstanding as of
Rates (%):                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.500 -  4.500                         1         173,632.46               0.05
 4.501 -  5.000                        10       3,248,494.35               0.90
 5.001 -  5.500                        54       9,869,938.67               2.73
 5.501 -  6.000                       175      34,983,963.54               9.69
 6.001 -  6.500                       242      43,627,543.82              12.08
 6.501 -  7.000                       421      74,693,005.82              20.69
 7.001 -  7.500                       354      53,118,925.00              14.71
 7.501 -  8.000                       432      56,111,184.37              15.54
 8.001 -  8.500                       236      28,504,532.87               7.89
 8.501 -  9.000                       228      24,720,225.79               6.85
 9.001 -  9.500                       103      10,127,225.32               2.80
 9.501 - 10.000                       131      10,199,144.07               2.82
10.001 - 10.500                        36       2,505,002.78               0.69
10.501 - 11.000                        88       4,021,676.60               1.11
11.001 - 11.500                        22       1,130,169.34               0.31
11.501 - 12.000                        41       1,534,345.47               0.42
12.001 - 12.500                        20         633,615.47               0.18
12.501 - 13.000                        52       1,818,592.86               0.50
13.001 - 13.375                         1          25,567.15               0.01
-------------------------------------------------------------------------------
Total                               2,647     361,046,785.75             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:27:09 EST 2003) [jae] Page: 6 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Gross Margins (%)               Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2.750 - 3.000                           3         732,545.34               0.33
3.001 - 3.500                           1         129,458.15               0.06
3.501 - 4.000                          19       3,363,652.06               1.51
4.001 - 4.500                         101      17,234,393.74               7.74
4.501 - 5.000                         167      27,936,651.98              12.55
5.001 - 5.500                         231      41,822,942.98              18.78
5.501 - 6.000                         279      43,241,132.67              19.42
6.001 - 6.500                         247      34,033,730.35              15.29
6.501 - 7.000                         168      24,503,724.73              11.01
7.001 - 7.500                         110      15,677,480.71               7.04
7.501 - 8.000                          76       9,354,898.52               4.20
8.001 - 8.500                          27       3,524,382.48               1.58
8.501 - 9.000                          11         904,571.59               0.41
9.001 - 9.500                           2         139,015.13               0.06
9.501 - 9.700                           1          58,480.68               0.03
-------------------------------------------------------------------------------
Total                               1,443     222,657,061.11             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Maximum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 9.875 - 10.000                         1         392,012.30               0.18
10.001 - 10.500                         1         188,188.33               0.08
11.501 - 12.000                         2         737,084.61               0.33
12.001 - 12.500                        19       3,322,597.40               1.49
12.501 - 13.000                        92      17,530,117.37               7.87
13.001 - 13.500                       161      29,587,022.30              13.29
13.501 - 14.000                       260      48,787,160.82              21.91
14.001 - 14.500                       204      31,534,924.29              14.16
14.501 - 15.000                       282      38,864,764.03              17.45
15.001 - 15.500                       151      19,472,758.56               8.75
15.501 - 16.000                       138      16,963,300.65               7.62
16.001 - 16.500                        62       7,685,252.74               3.45
16.501 - 17.000                        55       5,884,839.94               2.64
17.001 - 17.500                         9       1,277,776.20               0.57
17.501 - 18.000                         4         276,724.48               0.12
18.001 - 18.350                         2         152,537.09               0.07
-------------------------------------------------------------------------------
Total                               1,443     222,657,061.11             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:27:09 EST 2003) [jae] Page: 7 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Minimum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.750 -  5.000                         3       1,129,096.91               0.51
 5.001 -  5.500                        20       3,510,785.73               1.58
 5.501 -  6.000                        92      17,530,117.37               7.87
 6.001 -  6.500                       161      29,587,022.30              13.29
 6.501 -  7.000                       260      48,787,160.82              21.91
 7.001 -  7.500                       204      31,534,924.29              14.16
 7.501 -  8.000                       282      38,864,764.03              17.45
 8.001 -  8.500                       151      19,472,758.56               8.75
 8.501 -  9.000                       138      16,963,300.65               7.62
 9.001 -  9.500                        62       7,685,252.74               3.45
 9.501 - 10.000                        55       5,884,839.94               2.64
10.001 - 10.500                         9       1,277,776.20               0.57
10.501 - 11.000                         4         276,724.48               0.12
11.001 - 11.350                         2         152,537.09               0.07
-------------------------------------------------------------------------------
Total                               1,443     222,657,061.11             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Rate Adjustment Date            Number of  Outstanding as of  Outstanding as of
(ARMs ONLY):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
04/01/04                                2         514,388.56               0.23
12/01/04                                1         392,012.30               0.18
02/01/05                                1         152,344.71               0.07
06/01/05                                2         364,812.32               0.16
07/01/05                                8       1,130,103.70               0.51
08/01/05                               27       4,459,991.88               2.00
09/01/05                              299      50,709,266.39              22.77
10/01/05                              965     142,601,861.01              64.05
10/03/05                                1          61,750.00               0.03
08/01/06                                2         201,349.00               0.09
09/01/06                               24       3,697,765.74               1.66
10/01/06                              111      18,371,415.50               8.25
-------------------------------------------------------------------------------
Total                               1,443     222,657,061.11             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Initial Periodic Rate           Number of  Outstanding as of  Outstanding as of
Cap (%)(ARMs Only):        Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                                   2         514,388.56               0.23
3.000                               1,441     222,142,672.55              99.77
-------------------------------------------------------------------------------
Total                               1,443     222,657,061.11             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Periodic Rate Cap (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                               1,443     222,657,061.11             100.00
-------------------------------------------------------------------------------
Total                               1,443     222,657,061.11             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:27:09 EST 2003) [jae] Page: 8 of 8

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                       NOVASTAR 2003-4- RA NO MI, LTV > 60
                          11/1/2003 SCHEDULED BALANCES

Number Of Loans:                    2,336
Total Outstanding
Principal Balance:            318,331,405
                                                                        Minimum          Maximum
Average Outstanding
Principal Balance:         $   136,272.01                     $       10,979.75  $    776,423.35
Weighted Average Current
Mortgage Rate:                      7.530 %                               4.750           13.375 %
Arm Characteristics:
Weighted Average Gross
Margin:                             5.880 %                               2.750            9.700 %
Weighted Average Maximum
Loan Rate:                         14.397 %                               9.875           18.350 %
Weighted Average Minimum
Loan Rate:                          7.402 %                               4.750           11.350 %
Weighted Average Initial
Periodic Rate Cap:                  2.995 %                               1.000            3.000 %
Weighted Average Periodic
Rate Cap:                           1.000 %                               1.000            1.000 %
Weighted Average Months
To Roll:                            23.84 months                           5.00            35.00 months
Weighted Average
Original Term:                        345 months                            120              360 months
Weighted Average
Remaining Term:                       343 months                            119              360 months
Weighted Average
Credit Score:                         633                                   508              894
Weighted Average Combined
Original Ltv:                       82.78 %                               60.45           100.00 %

First Pay Date:                                               Jan 01, 2003       Nov 03, 2003
Maturity Date:                                                Oct 01, 2013       Oct 03, 2033
Top State Concentrations
($):                                25.46 % California, 16.81 % Florida, 3.63 % Ohio
Maximum Zip Code
Concentration ($):                   0.68 % 93033 (Oxnard, CA)
Table

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Principal Balances ($)     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 10,979.75 -   50,000.00              327      10,459,304.98               3.29
 50,000.01 -  100,000.00              669      51,421,673.30              16.15
100,000.01 -  150,000.00              555      69,179,522.38              21.73
150,000.01 -  200,000.00              350      60,680,652.10              19.06
200,000.01 -  250,000.00              163      36,619,337.83              11.50
250,000.01 -  300,000.00              117      31,986,389.66              10.05
300,000.01 -  350,000.00               73      23,575,495.18               7.41
350,000.01 -  400,000.00               46      17,561,713.92               5.52
400,000.01 -  450,000.00               18       7,614,301.09               2.39
450,000.01 -  500,000.00               13       6,299,521.54               1.98
500,000.01 -  550,000.00                3       1,581,565.37               0.50
550,000.01 -  600,000.00                1         575,504.07               0.18
750,000.01 -  776,423.35                1         776,423.35               0.24
-------------------------------------------------------------------------------
Total                               2,336     318,331,404.77             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                 (Mon Nov 311:28:35 EST 2003) [jae] Page: 1 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Credit Score:              Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
   <= 400                               1         137,292.81               0.04
501 - 520                              16       2,549,790.14               0.80
521 - 540                             188      24,006,680.32               7.54
541 - 560                             193      26,566,590.82               8.35
561 - 580                             167      23,017,192.75               7.23
581 - 600                             153      22,397,853.31               7.04
601 - 620                             194      30,006,476.34               9.43
621 - 640                             273      41,429,423.33              13.01
641 - 660                             288      42,224,469.96              13.26
661 - 680                             260      33,082,389.52              10.39
681 - 700                             242      29,486,039.33               9.26
701 - 720                             147      17,995,673.05               5.65
721 - 740                              96      11,588,129.82               3.64
741 - 760                              57       6,923,950.02               2.18
761 - 780                              39       4,426,436.98               1.39
781 - 800                              19       2,075,346.99               0.65
801 - 820                               2         303,786.36               0.10
881 - 894                               1         113,882.92               0.04
-------------------------------------------------------------------------------
Total                               2,336     318,331,404.77             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
119 - 120                               3         196,551.99               0.06
151 - 180                             451      25,495,280.83               8.01
211 - 240                              18       2,141,279.14               0.67
271 - 300                               3         439,587.10               0.14
301 - 360                           1,861     290,058,705.71              91.12
-------------------------------------------------------------------------------
Total                               2,336     318,331,404.77             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Property Type:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Single Family Residence             1,772     242,114,102.78              76.06
PUD                                   328      46,637,570.82              14.65
Condo                                 166      19,319,997.69               6.07
Multi-Unit                             70      10,259,733.48               3.22
-------------------------------------------------------------------------------
Total                               2,336     318,331,404.77             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Occupancy Status:          Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Primary                             2,250     309,171,275.09              97.12
Investment (Non-Owner
 Occupied)                             76       7,767,665.75               2.44
Secondary Home                          9       1,186,452.12               0.37
Investment (Owner
 Occupied)                              1         206,011.81               0.06
-------------------------------------------------------------------------------
Total                               2,336     318,331,404.77             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                 (Mon Nov 311:28:35 EST 2003) [jae] Page: 2 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                           Number of       Outstanding as of  Outstanding as of
Use of Proceeds:           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Cash Out Refinance                  1,352     202,117,755.15              63.49
Purchase                              842      97,016,122.89              30.48
Rate/Term Refinance                   142      19,197,526.73               6.03
-------------------------------------------------------------------------------
Total                               2,336     318,331,404.77             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Combined Original Loan-         Number of  Outstanding as of  Outstanding as of
to-Value Ratios (%):       Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
60.45 -  65.00                         78      13,002,471.52               4.08
65.01 -  70.00                        114      18,574,819.94               5.84
70.01 -  75.00                        200      32,665,247.08              10.26
75.01 -  80.00                        663     104,488,328.32              32.82
80.01 -  85.00                        253      37,844,940.00              11.89
85.01 -  90.00                        464      67,988,868.44              21.36
90.01 -  95.00                        153      18,879,405.81               5.93
95.01 - 100.00                        411      24,887,323.66               7.82
-------------------------------------------------------------------------------
Total                               2,336     318,331,404.77             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                 (Mon Nov 311:28:35 EST 2003) [jae] Page: 3 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
State:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Arizona                                51       5,683,342.02               1.79
Arkansas                               17       1,511,173.96               0.47
California                            389      81,036,368.70              25.46
Colorado                               49       7,468,354.83               2.35
Connecticut                            48       6,789,013.21               2.13
Delaware                                4         391,978.43               0.12
District of Columbia                    9       1,735,474.27               0.55
Florida                               445      53,517,899.19              16.81
Georgia                                59       6,593,526.69               2.07
Idaho                                  14       1,295,864.23               0.41
Illinois                               36       5,493,043.97               1.73
Indiana                                29       2,592,238.58               0.81
Iowa                                    6         419,792.95               0.13
Kansas                                 12       1,352,899.59               0.42
Kentucky                               29       2,753,635.16               0.87
Louisiana                              58       6,580,203.73               2.07
Maine                                  11       1,301,101.14               0.41
Maryland                               49       8,791,522.43               2.76
Massachusetts                          32       6,728,395.74               2.11
Michigan                               60       6,220,780.08               1.95
Minnesota                              15       2,182,002.27               0.69
Mississippi                            27       2,563,337.95               0.81
Missouri                               51       4,778,488.22               1.50
Nebraska                                3         293,622.88               0.09
Nevada                                 82       9,451,873.72               2.97
New Hampshire                           9       1,830,187.34               0.57
New Jersey                             22       4,847,584.72               1.52
New York                               47       9,939,639.18               3.12
North Carolina                         48       5,215,516.77               1.64
North Dakota                            1         124,401.97               0.04
Ohio                                  129      11,542,005.06               3.63
Oklahoma                               23       1,938,664.17               0.61
Oregon                                 43       4,970,381.41               1.56
Pennsylvania                           70       8,070,495.30               2.54
Rhode Island                            5         773,264.59               0.24
South Carolina                         33       3,578,747.93               1.12
South Dakota                            1         194,678.76               0.06
Tennessee                              43       4,055,881.58               1.27
Texas                                 102       9,484,133.65               2.98
Utah                                    6       1,231,584.01               0.39
Vermont                                 3         390,168.30               0.12
Virginia                               55       8,771,603.86               2.76
Washington                             81      10,730,480.15               3.37
West Virginia                          15       1,541,081.71               0.48
Wisconsin                              11       1,085,870.29               0.34
Wyoming                                 4         489,100.08               0.15
-------------------------------------------------------------------------------
Total                               2,336     318,331,404.77             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                 (Mon Nov 311:28:35 EST 2003) [jae] Page: 4 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Documentation:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Full Documentation                  1,208     150,040,802.34              47.13
Stated Income                         841     128,598,715.14              40.40
No Documentation                      198      26,784,813.17               8.41
No Income/No Asset
 Verification                          52       7,915,000.06               2.49
Limited Documentation                  37       4,992,074.06               1.57
-------------------------------------------------------------------------------
Total                               2,336     318,331,404.77             100.00
===============================================================================
                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Grade:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
M1                                    354      48,613,070.55              15.27
M2                                    117      16,979,190.83               5.33
M3                                     33       4,671,161.79               1.47
M4                                     12       1,382,391.20               0.43
c. A+                                 631      86,062,149.87              27.04
d. A                                  160      21,722,281.52               6.82
e. A-                                  84      12,035,991.12               3.78
f. Alt A                              704      92,863,362.86              29.17
g. B                                   73       8,713,855.05               2.74
h. B-                                  21       2,258,614.28               0.71
i. C                                    2         123,477.37               0.04
j. FICO Enhanced                       47       7,118,933.37               2.24
k. FICO Only                           98      15,786,924.96               4.96
-------------------------------------------------------------------------------
Total                               2,336     318,331,404.77             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Loan Type:                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Adjustable Rate Loan                1,325     208,447,643.48              65.48
Fixed Rate Loan                     1,011     109,883,761.29              34.52
-------------------------------------------------------------------------------
Total                               2,336     318,331,404.77             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
30 Year Fixed-Rate Loan               536      81,611,062.23              74.27
15 Year Fixed-Rate Loan               179      13,353,584.33              12.15
15 Year Balloon                       272      12,141,696.50              11.05
20 Year Fixed-Rate Loan                18       2,141,279.14               1.95
25 Year Fixed-Rate Loan                 3         439,587.10               0.40
10 Year Fixed-Rate Loan                 3         196,551.99               0.18
-------------------------------------------------------------------------------
Total                               1,011     109,883,761.29             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Adjustable Rate                 Number of  Outstanding as of  Outstanding as of
Loan Types:                Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR           1,198     186,835,992.38              89.63
3/27 Loan Six-Month LIBOR             125      21,097,262.54              10.12
Six-Month LIBOR                         2         514,388.56               0.25
-------------------------------------------------------------------------------
Total                               1,325     208,447,643.48             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:28:35 EST 2003) [jae] Page: 5 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Lien Position:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
First Lien                          1,982     304,937,240.08              95.79
Second Lien                           354      13,394,164.69               4.21
-------------------------------------------------------------------------------
Total                               2,336     318,331,404.77             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Prepayment Term (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
0                                     654      76,283,496.31              23.96
24                                    765     116,091,514.00              36.47
36                                    442      59,776,821.39              18.78
60                                    475      66,179,573.07              20.79
-------------------------------------------------------------------------------
Total                               2,336     318,331,404.77             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Mortgage Insurance              Number of  Outstanding as of  Outstanding as of
Company:                   Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
NO MI                               2,336     318,331,404.77             100.00
-------------------------------------------------------------------------------
Total                               2,336     318,331,404.77             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Current Mortgage                Number of  Outstanding as of  Outstanding as of
Rates (%):                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.750 -  5.000                         5       1,811,431.25               0.57
 5.001 -  5.500                        22       4,038,673.70               1.27
 5.501 -  6.000                       109      23,163,711.01               7.28
 6.001 -  6.500                       204      38,108,522.97              11.97
 6.501 -  7.000                       353      66,132,458.11              20.77
 7.001 -  7.500                       313      48,848,334.08              15.35
 7.501 -  8.000                       400      53,278,505.65              16.74
 8.001 -  8.500                       226      27,687,631.63               8.70
 8.501 -  9.000                       219      23,983,087.97               7.53
 9.001 -  9.500                       102      10,087,428.16               3.17
 9.501 - 10.000                       124       9,612,611.81               3.02
10.001 - 10.500                        35       2,415,041.54               0.76
10.501 - 11.000                        88       4,021,676.60               1.26
11.001 - 11.500                        22       1,130,169.34               0.36
11.501 - 12.000                        41       1,534,345.47               0.48
12.001 - 12.500                        20         633,615.47               0.20
12.501 - 13.000                        52       1,818,592.86               0.57
13.001 - 13.375                         1          25,567.15               0.01
-------------------------------------------------------------------------------
Total                               2,336     318,331,404.77             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:28:35 EST 2003) [jae] Page: 6 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Gross Margins (%)               Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2.750 - 3.000                           3         732,545.34               0.35
3.001 - 3.500                           1         129,458.15               0.06
3.501 - 4.000                           9       1,613,089.02               0.77
4.001 - 4.500                          96      16,599,476.07               7.96
4.501 - 5.000                         145      25,148,210.73              12.06
5.001 - 5.500                         193      37,079,953.86              17.79
5.501 - 6.000                         260      41,387,435.87              19.86
6.001 - 6.500                         233      32,545,912.03              15.61
6.501 - 7.000                         163      24,132,220.11              11.58
7.001 - 7.500                         105      15,097,993.90               7.24
7.501 - 8.000                          76       9,354,898.52               4.49
8.001 - 8.500                          27       3,524,382.48               1.69
8.501 - 9.000                          11         904,571.59               0.43
9.001 - 9.500                           2         139,015.13               0.07
9.501 - 9.700                           1          58,480.68               0.03
-------------------------------------------------------------------------------
Total                               1,325     208,447,643.48             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Maximum Loan Rate               Number of  Outstanding as of  Outstanding as of
(%) (ARMs Only):           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 9.875 -   10.000                       1         392,012.30               0.19
10.001 -   10.500                       1         188,188.33               0.09
11.501 -   12.000                       2         737,084.61               0.35
12.001 -   12.500                      14       2,339,237.14               1.12
12.501 -   13.000                      73      14,978,414.87               7.19
13.001 -   13.500                     148      27,740,328.05              13.31
13.501 -   14.000                     233      45,221,924.49              21.69
14.001 -   14.500                     188      29,851,329.30              14.32
14.501 -   15.000                     262      37,011,696.46              17.76
15.001 -   15.500                     141      18,398,542.54               8.83
15.501 -   16.000                     136      16,853,395.88               8.09
16.001 -   16.500                      62       7,685,252.74               3.69
16.501 -   17.000                      49       5,343,199.00               2.56
17.001 -   17.500                       9       1,277,776.20               0.61
17.501 -   18.000                       4         276,724.48               0.13
18.001 -   18.350                       2         152,537.09               0.07
-------------------------------------------------------------------------------
Total                               1,325     208,447,643.48             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:28:35 EST 2003) [jae] Page: 7 of 8

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Minimum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.750 - 5.000                          3       1,129,096.91               0.54
 5.001 - 5.500                         15       2,527,425.47               1.21
 5.501 - 6.000                         73      14,978,414.87               7.19
 6.001 - 6.500                        148      27,740,328.05              13.31
 6.501 - 7.000                        233      45,221,924.49              21.69
 7.001 - 7.500                        188      29,851,329.30              14.32
 7.501 - 8.000                        262      37,011,696.46              17.76
 8.001 - 8.500                        141      18,398,542.54               8.83
 8.501 - 9.000                        136      16,853,395.88               8.09
 9.001 - 9.500                         62       7,685,252.74               3.69
 9.501 - 10.000                        49       5,343,199.00               2.56
10.001 - 10.500                         9       1,277,776.20               0.61
10.501 - 11.000                         4         276,724.48               0.13
11.001 - 11.350                         2         152,537.09               0.07
-------------------------------------------------------------------------------
Total                               1,325     208,447,643.48             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Rate Adjustment Date            Number of  Outstanding as of  Outstanding as of
(ARMs ONLY):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
04/01/04                                2         514,388.56               0.25
12/01/04                                1         392,012.30               0.19
02/01/05                                1         152,344.71               0.07
06/01/05                                2         364,812.32               0.18
07/01/05                                8       1,130,103.70               0.54
08/01/05                               24       4,134,916.33               1.98
09/01/05                              269      46,836,587.65              22.47
10/01/05                              892     133,763,465.37              64.17
10/03/05                                1          61,750.00               0.03
08/01/06                                2         201,349.00               0.10
09/01/06                               20       3,388,276.70               1.63
10/01/06                              103      17,507,636.84               8.40
-------------------------------------------------------------------------------
Total                               1,325     208,447,643.48             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Initial Periodic Rate           Number of  Outstanding as of  Outstanding as of
Cap (%) (ARMs Only):       Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                                   2         514,388.56               0.25
3.000                               1,323     207,933,254.92              99.75
-------------------------------------------------------------------------------
Total                               1,325     208,447,643.48             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Periodic Rate Cap (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                               1,325     208,447,643.48             100.00
-------------------------------------------------------------------------------
Total                               1,325     208,447,643.48             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:28:35 EST 2003) [jae] Page: 8 of 8

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                      NOVASTAR 2003-4- RA NO MI, LTV <= 60
                          11/1/2003 SCHEDULED BALANCES

Number Of Loans:                                      311

Total Outstanding Principal Balance:           42,715,381

                                                                      Minimum              Maximum
Average Outstanding Principal Balance:       $ 137,348.49         $ 39,672.56         $ 733,424.80

Weighted Average Current Mortgage Rate:             6.419 %             4.500               10.125 %

Arm Characteristics:
Weighted Average Gross Margin:                      5.307 %             3.875                7.500 %
Weighted Average Maximum Loan Rate:                13.906 %            12.125               16.990 %
Weighted Average Minimum Loan Rate:                 6.906 %             5.125                9.990 %
Weighted Average Initial Periodic Rate Cap:         3.000 %             3.000                3.000 %
Weighted Average Periodic Rate Cap:                 1.000 %             1.000                1.000 %
Weighted Average Months To Roll:                    23.65 months        21.00                35.00 months

Weighted Average Original Term:                       332 months          120                  360 months
Weighted Average Remaining Term:                      330 months          118                  359 months
Weighted Average Credit Score:                        661                 521                  816
Weighted Average Combined Original Ltv:             48.35 %             11.85                60.00 %

First Pay Date:                                                   Sep 01, 2003        Nov 01, 2003
Maturity Date:                                                    Sep 01, 2013        Oct 01, 2033

Top State Concentrations ($):                40.10 % California, 12.66 %  Florida, 5.74 % New York
Maximum Zip Code Concentration ($):          1.72 % 90266 (Manhattan Beach, CA)
Table

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Principal Balances ($)     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 39,672.56 -  50,000.00                22       1,008,431.57               2.36
 50,000.01 - 100,000.00               116       8,890,084.05              20.81
100,000.01 - 150,000.00                69       8,749,290.24              20.48
150,000.01 - 200,000.00                51       8,746,349.78              20.48
200,000.01 - 250,000.00                26       5,807,645.59              13.60
250,000.01 - 300,000.00                12       3,297,012.53               7.72
300,000.01 - 350,000.00                 6       1,888,444.81               4.42
350,000.01 - 400,000.00                 2         725,219.93               1.70
450,000.01 - 500,000.00                 6       2,869,477.68               6.72
700,000.01 - 733,424.80                 1         733,424.80               1.72
-------------------------------------------------------------------------------
Total                                 311      42,715,380.98             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                (Mon Nov 3 11:28:35 EST 2003) [jae] Page: 1 of 6

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Credit Score:              Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
521 - 540                              17       1,760,080.22               4.12
541 - 560                              36       3,333,207.84               7.80
561 - 580                              37       3,924,264.87               9.19
581 - 600                              20       2,861,261.24               6.70
601 - 620                              27       3,367,263.31               7.88
621 - 640                              16       2,321,946.97               5.44
641 - 660                              24       3,224,965.23               7.55
661 - 680                              27       3,085,632.28               7.22
681 - 700                              22       3,476,180.97               8.14
701 - 720                              26       4,918,381.51              11.51
721 - 740                              15       2,674,073.18               6.26
741 - 760                              13       1,969,646.08               4.61
761 - 780                              16       2,879,266.21               6.74
781 - 800                              11       1,881,377.07               4.40
801 - 816                               4       1,037,834.00               2.43
-------------------------------------------------------------------------------
Total                                 311      42,715,380.98             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
118 - 120                               3         208,179.36               0.49
151 - 180                              47       5,926,954.57              13.88
211 - 240                               6         646,782.53               1.51
271 - 300                               2         175,833.89               0.41
301 - 359                             253      35,757,630.63              83.71
-------------------------------------------------------------------------------
Total                                 311      42,715,380.98             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Property Type:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Single Family Residence               238      32,458,458.93              75.99
PUD                                    35       4,766,879.45              11.16
Multi-Unit                             23       3,807,470.25               8.91
Condo                                  15       1,682,572.35               3.94
-------------------------------------------------------------------------------
Total                                 311      42,715,380.98             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Occupancy Status:          Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Primary                               288      39,453,522.29              92.36
Investment
 (Non-Owner Occupied)                  18       2,643,046.59               6.19
Secondary Home                          5         618,812.10               1.45
-------------------------------------------------------------------------------
Total                                 311      42,715,380.98             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Use of Proceeds:           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Cash Out Refinance                    244      31,826,125.80              74.51
Rate/Term Refinance                    45       7,972,844.08              18.67
Purchase                               22       2,916,411.10               6.83
-------------------------------------------------------------------------------
Total                                 311      42,715,380.98             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                 (Mon Nov 3 11:28:35 EST 2003) [jae]Page: 2 of 6

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Combined Original               Number of  Outstanding as of  Outstanding as of
Loan-to-Value Ratios (%):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
11.85 - 15.00                           1          49,966.39               0.12
15.01 - 20.00                           3         300,449.33               0.70
20.01 - 25.00                           6         911,412.48               2.13
25.01 - 30.00                          13       1,228,316.80               2.88
30.01 - 35.00                          21       2,641,304.10               6.18
35.01 - 40.00                          27       3,652,045.43               8.55
40.01 - 45.00                          35       4,596,187.58              10.76
45.01 - 50.00                          53       6,792,258.08              15.90
50.01 - 55.00                          57       8,422,499.50              19.72
55.01 - 60.00                          95      14,120,941.29              33.06
-------------------------------------------------------------------------------
Total                                 311      42,715,380.98             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
State:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Arizona                                 1          79,920.21               0.19
Arkansas                                4         217,168.79               0.51
California                             96      17,129,115.72              40.10
Colorado                                6       1,069,920.63               2.50
Connecticut                            10       1,089,124.89               2.55
Delaware                                1          88,327.53               0.21
District of Columbia                    2         217,854.43               0.51
Florida                                55       5,408,575.44              12.66
Georgia                                 2         269,651.52               0.63
Illinois                                8       1,301,286.77               3.05
Indiana                                 2         149,921.39               0.35
Iowa                                    2         139,515.68               0.33
Kansas                                  1         149,461.87               0.35
Kentucky                                3         274,629.83               0.64
Louisiana                               6         661,619.02               1.55
Maine                                   4         393,438.51               0.92
Maryland                                4         481,173.77               1.13
Massachusetts                          15       2,409,174.44               5.64
Michigan                                7         365,203.36               0.85
Minnesota                               1         104,411.77               0.24
Mississippi                             3         211,984.06               0.50
Missouri                                4         291,248.37               0.68
Nevada                                  4         590,200.94               1.38
New Hampshire                           2         272,049.32               0.64
New Jersey                              5         569,640.17               1.33
New Mexico                              2         159,777.54               0.37
New York                               13       2,450,385.38               5.74
North Carolina                          4         539,399.99               1.26
Ohio                                    3         166,768.80               0.39
Oklahoma                                1          39,959.22               0.09
Oregon                                  4         724,600.34               1.70
Pennsylvania                            5         417,516.57               0.98
South Carolina                          4         519,189.15               1.22
Tennessee                               3         295,883.45               0.69
Texas                                  10       1,482,074.79               3.47
Utah                                    1         223,525.68               0.52
Virginia                                7         777,734.18               1.82
Washington                              6         983,947.46               2.30
-------------------------------------------------------------------------------
Total                                 311      42,715,380.98             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                 (Mon Nov 3 11:28:35 EST 2003) [jae]Page: 3 of 6

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Documentation:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Full Documentation                    169      22,206,423.66              51.99
Stated Income                         101      15,100,717.45              35.35
No Documentation                       31       3,855,592.30               9.03
Limited Documentation                   6       1,137,691.87               2.66
No Income/No Asset
Verification                            4         414,955.70               0.97
-------------------------------------------------------------------------------
Total                                 311      42,715,380.98             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Grade:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
M1                                     20       2,734,124.91               6.40
M2                                     14       1,641,373.66               3.84
M3                                      4         368,235.85               0.86
M4                                      1          59,964.02               0.14
c. A+                                  83      14,024,019.11              32.83
d. A                                   39       4,902,680.26              11.48
e. A-                                  18       2,011,643.59               4.71
f. Alt A                               50       6,700,348.35              15.69
g. B                                   18       1,636,684.51               3.83
h. B-                                  12       1,000,111.94               2.34
i. C                                    4         394,653.14               0.92
k. FICO Only                           48       7,241,541.64              16.95
-------------------------------------------------------------------------------
Total                                 311      42,715,380.98             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Loan Type:                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
Adjustable Rate Loan                  118      14,209,417.63              33.27
Fixed Rate Loan                       193      28,505,963.35              66.73
-------------------------------------------------------------------------------
Total                                 311      42,715,380.98             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
30 Year Fixed-Rate Loan               135      21,548,213.00              75.59
15 Year Fixed-Rate Loan                46       5,847,282.58              20.51
20 Year Fixed-Rate Loan                 6         646,782.53               2.27
10 Year Fixed-Rate Loan                 3         208,179.36               0.73
25 Year Fixed-Rate Loan                 2         175,833.89               0.62
15 Year Balloon                         1          79,671.99               0.28
-------------------------------------------------------------------------------
Total                                 193      28,505,963.35             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Adjustable Rate Loan            Number of  Outstanding as of  Outstanding as of
Types:                     Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR             106      13,036,149.93              91.74
3/27 Loan Six-Month LIBOR              12       1,173,267.70               8.26
-------------------------------------------------------------------------------
Total                                 118      14,209,417.63             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                 (Mon Nov 3 11:28:35 EST 2003) [jae]Page: 4 of 6

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Lien Position:             Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
First Lien                            311      42,715,380.98             100.00
-------------------------------------------------------------------------------
Total                                 311      42,715,380.98             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
                                Number of  Outstanding as of  Outstanding as of
Prepayment Term (months):  Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
0                                      72       9,303,241.42              21.78
24                                     68       8,420,314.79              19.71
36                                     75      10,339,785.86              24.21
60                                     96      14,652,038.91              34.30
-------------------------------------------------------------------------------
Total                                 311      42,715,380.98             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Mortgage Insurance              Number of  Outstanding as of  Outstanding as of
Company:                   Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
NO MI                                 311      42,715,380.98             100.00
-------------------------------------------------------------------------------
Total                                 311      42,715,380.98             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Current Mortgage                Number of  Outstanding as of  Outstanding as of
Rates (%):                 Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
 4.500 -  4.500                         1         173,632.46               0.41
 4.501 -  5.000                         5       1,437,063.10               3.36
 5.001 -  5.500                        32       5,831,264.97              13.65
 5.501 -  6.000                        66      11,820,252.53              27.67
 6.001 -  6.500                        38       5,519,020.85              12.92
 6.501 -  7.000                        68       8,560,547.71              20.04
 7.001 -  7.500                        41       4,270,590.92              10.00
 7.501 -  8.000                        32       2,832,678.72               6.63
 8.001 -  8.500                        10         816,901.24               1.91
 8.501 -  9.000                         9         737,137.82               1.73
 9.001 -  9.500                         1          39,797.16               0.09
 9.501 - 10.000                         7         586,532.26               1.37
10.001 - 10.125                         1          89,961.24               0.21
-------------------------------------------------------------------------------
Total                                 311      42,715,380.98             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Gross Margins (%)               Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
3.875 - 4.000                          10       1,750,563.04              12.32
4.001 - 4.500                           5         634,917.67               4.47
4.501 - 5.000                          22       2,788,441.25              19.62
5.001 - 5.500                          38       4,742,989.12              33.38
5.501 - 6.000                          19       1,853,696.80              13.05
6.001 - 6.500                          14       1,487,818.32              10.47
6.501 - 7.000                           5         371,504.62               2.61
7.001 - 7.500                           5         579,486.81               4.08
-------------------------------------------------------------------------------
Total                                 118      14,209,417.63             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                 (Mon Nov 3 11:28:35 EST 2003) [jae]Page: 5 of 6

[LOGO OF RBS GREENWICH CAPITAL]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Maximum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
12.125 - 12.500                         5         983,360.26               6.92
12.501 - 13.000                        19       2,551,702.50              17.96
13.001 - 13.500                        13       1,846,694.25              13.00
13.501 - 14.000                        27       3,565,236.33              25.09
14.001 - 14.500                        16       1,683,594.99              11.85
14.501 - 15.000                        20       1,853,067.57              13.04
15.001 - 15.500                        10       1,074,216.02               7.56
15.501 - 16.000                         2         109,904.77               0.77
16.501 - 16.990                         6         541,640.94               3.81
-------------------------------------------------------------------------------
Total                                 118      14,209,417.63             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Minimum Loan Rate (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
5.125 -5.500                            5         983,360.26               6.92
5.501 -6.000                           19       2,551,702.50              17.96
6.001 -6.500                           13       1,846,694.25              13.00
6.501 -7.000                           27       3,565,236.33              25.09
7.001 -7.500                           16       1,683,594.99              11.85
7.501 -8.000                           20       1,853,067.57              13.04
8.001 -8.500                           10       1,074,216.02               7.56
8.501 -9.000                            2         109,904.77               0.77
9.501 -9.990                            6         541,640.94               3.81
-------------------------------------------------------------------------------
Total                                 118      14,209,417.63             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Rate Adjustment Date            Number of  Outstanding as of  Outstanding as of
(ARMs ONLY):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
08/01/05                                3         325,075.55               2.29
09/01/05                               30       3,872,678.74              27.25
10/01/05                               73       8,838,395.64              62.20
09/01/06                                4         309,489.04               2.18
10/01/06                                8         863,778.66               6.08
-------------------------------------------------------------------------------
Total                                 118      14,209,417.63             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Initial Periodic Rate Cap       Number of  Outstanding as of  Outstanding as of
(%) (ARMs Only):           Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
3.000                                 118      14,209,417.63             100.00
-------------------------------------------------------------------------------
Total                                 118      14,209,417.63             100.00
===============================================================================

                                                                 % of Aggregate
                                           Principal Balance  Principal Balance
Periodic Rate Cap (%)           Number of  Outstanding as of  Outstanding as of
(ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
-------------------------------------------------------------------------------
1.000                                 118      14,209,417.63             100.00
-------------------------------------------------------------------------------
Total                                 118      14,209,417.63             100.00
===============================================================================

For internal use only. All Amounts subject to change.

                                 (Mon Nov 3 11:28:35 EST 2003) [jae]Page: 6 of 6

NovaStar 2003-4 A2B Cashflows

Period     Date        Principal      Balance
Total
       0   20-Nov-03              0   25,325,000.00
       1   25-Dec-03              0   25,325,000.00
       2   25-Jan-04              0   25,325,000.00
       3   25-Feb-04              0   25,325,000.00
       4   25-Mar-04              0   25,325,000.00
       5   25-Apr-04              0   25,325,000.00
       6   25-May-04              0   25,325,000.00
       7   25-Jun-04              0   25,325,000.00
       8   25-Jul-04              0   25,325,000.00
       9   25-Aug-04              0   25,325,000.00
      10   25-Sep-04              0   25,325,000.00
      11   25-Oct-04              0   25,325,000.00
      12   25-Nov-04              0   25,325,000.00
      13   25-Dec-04              0   25,325,000.00
      14   25-Jan-05              0   25,325,000.00
      15   25-Feb-05              0   25,325,000.00
      16   25-Mar-05              0   25,325,000.00
      17   25-Apr-05              0   25,325,000.00
      18   25-May-05              0   25,325,000.00
      19   25-Jun-05              0   25,325,000.00
      20   25-Jul-05              0   25,325,000.00
      21   25-Aug-05              0   25,325,000.00
      22   25-Sep-05              0   25,325,000.00
      23   25-Oct-05              0   25,325,000.00
      24   25-Nov-05              0   25,325,000.00
      25   25-Dec-05              0   25,325,000.00
      26   25-Jan-06              0   25,325,000.00
      27   25-Feb-06              0   25,325,000.00
      28   25-Mar-06              0   25,325,000.00
      29   25-Apr-06              0   25,325,000.00
      30   25-May-06              0   25,325,000.00
      31   25-Jun-06              0   25,325,000.00
      32   25-Jul-06              0   25,325,000.00
      33   25-Aug-06              0   25,325,000.00
      34   25-Sep-06              0   25,325,000.00
      35   25-Oct-06              0   25,325,000.00
      36   25-Nov-06              0   25,325,000.00
      37   25-Dec-06              0   25,325,000.00
      38   25-Jan-07              0   25,325,000.00
      39   25-Feb-07              0   25,325,000.00
      40   25-Mar-07              0   25,325,000.00
      41   25-Apr-07              0   25,325,000.00
      42   25-May-07     560,266.51   24,764,733.49

      43   25-Jun-07     588,623.60   24,176,109.89
      44   25-Jul-07     574,417.47   23,601,692.42
      45   25-Aug-07     560,561.31   23,041,131.10
      46   25-Sep-07     547,046.31   22,494,084.79
      47   25-Oct-07     533,863.89   21,960,220.90
      48   25-Nov-07     521,005.70   21,439,215.20
      49   25-Dec-07     508,463.59   20,930,751.61
      50   25-Jan-08     496,229.63   20,434,521.98
      51   25-Feb-08     484,296.09   19,950,225.89
      52   25-Mar-08     472,655.43   19,477,570.46
      53   25-Apr-08     461,300.31   19,016,270.15
      54   25-May-08     450,223.58   18,566,046.57
      55   25-Jun-08     439,418.27   18,126,628.30
      56   25-Jul-08     428,877.57   17,697,750.73
      57   25-Aug-08     418,594.88   17,279,155.84
      58   25-Sep-08     408,563.74   16,870,592.10
      59   25-Oct-08     398,777.87   16,471,814.23
      60   25-Nov-08     389,231.13   16,082,583.10
      61   25-Dec-08     379,917.56   15,702,665.54
      62   25-Jan-09     370,831.34   15,331,834.20
      63   25-Feb-09     361,966.80   14,969,867.40
      64   25-Mar-09     353,318.40   14,616,549.00
      65   25-Apr-09     344,880.78   14,271,668.22
      66   25-May-09     336,648.67   13,935,019.55
      67   25-Jun-09     328,616.97   13,606,402.58
      68   25-Jul-09     320,780.68   13,285,621.90
      69   25-Aug-09     313,134.95   12,972,486.95
      70   25-Sep-09     305,675.04   12,666,811.92
      71   25-Oct-09     298,396.34   12,368,415.58
      72   25-Nov-09     291,294.34   12,077,121.24
      73   25-Dec-09     284,364.67   11,792,756.57
      74   25-Jan-10     277,603.05   11,515,153.53
      75   25-Feb-10     271,005.31   11,244,148.22
      76   25-Mar-10     264,567.39   10,979,580.83
      77   25-Apr-10     258,285.35   10,721,295.48
      78   25-May-10     252,155.31   10,469,140.17
      79   25-Jun-10     246,173.52   10,222,966.65
      80   25-Jul-10     240,336.32    9,982,630.34
      81   25-Aug-10     234,640.13    9,747,990.21
      82   25-Sep-10     229,081.47    9,518,908.74
      83   25-Oct-10     223,656.94    9,295,251.80
      84   25-Nov-10     218,363.25    9,076,888.55
      85   25-Dec-10     213,197.15    8,863,691.39
      86   25-Jan-11     208,155.52    8,655,535.87
      87   25-Feb-11     203,235.28    8,452,300.60
      88   25-Mar-11     198,433.44    8,253,867.16
      89   25-Apr-11     193,747.09    8,060,120.07
      90   25-May-11     189,173.40    7,870,946.67
      91   25-Jun-11     184,709.59    7,686,237.08

      92   25-Jul-11     180,352.97    7,505,884.11
      93   25-Aug-11     176,100.90    7,329,783.21
      94   25-Sep-11     171,950.82    7,157,832.39
      95   25-Oct-11     167,900.23    6,989,932.15
      96   25-Nov-11     163,946.70    6,825,985.46
      97   25-Dec-11     160,087.83    6,665,897.63
      98   25-Jan-12     156,321.33    6,509,576.30
      99   25-Feb-12     152,644.92    6,356,931.38
     100   25-Mar-12     149,056.40    6,207,874.98
     101   25-Apr-12     145,553.64    6,062,321.34
     102   25-May-12     142,134.52    5,920,186.81
     103   25-Jun-12     138,797.02    5,781,389.79
     104   25-Jul-12     135,539.14    5,645,850.65
     105   25-Aug-12     132,358.94    5,513,491.71
     106   25-Sep-12     129,254.52    5,384,237.20
     107   25-Oct-12     126,224.04    5,258,013.15
     108   25-Nov-12     123,265.71    5,134,747.45
     109   25-Dec-12     120,377.75    5,014,369.69
     110   25-Jan-13     117,558.48    4,896,811.22
     111   25-Feb-13     114,806.21    4,782,005.00
     112   25-Mar-13     112,119.32    4,669,885.69
     113   25-Apr-13     109,496.22    4,560,389.46
     114   25-May-13     106,935.37    4,453,454.10
     115   25-Jun-13     104,435.25    4,349,018.84
     116   25-Jul-13     101,994.40    4,247,024.45
     117   25-Aug-13      99,611.37    4,147,413.07
     118   25-Sep-13      97,284.78    4,050,128.29
     119   25-Oct-13      95,013.25    3,955,115.04
     120   25-Nov-13      92,795.46    3,862,319.58
     121   25-Dec-13      90,630.10    3,771,689.48
     122   25-Jan-14      88,515.91    3,683,173.57
     123   25-Feb-14      86,451.66    3,596,721.92
     124   25-Mar-14      84,436.13    3,512,285.78
     125   25-Apr-14      82,468.17    3,429,817.61
     126   25-May-14      80,546.61    3,349,271.00
     127   25-Jun-14      78,670.35    3,270,600.65
     128   25-Jul-14      76,838.29    3,193,762.36
     129   25-Aug-14      75,049.37    3,118,712.99
     130   25-Sep-14      73,302.56    3,045,410.43
     131   25-Oct-14      71,596.84    2,973,813.59
     132   25-Nov-14      69,931.22    2,903,882.37
     133   25-Dec-14      68,304.75    2,835,577.62
     134   25-Jan-15      66,716.49    2,768,861.13
     135   25-Feb-15      65,165.51    2,703,695.62
     136   25-Mar-15      63,650.93    2,640,044.69
     137   25-Apr-15      62,171.88    2,577,872.82
     138   25-May-15      60,727.50    2,517,145.32
     139   25-Jun-15      59,316.97    2,457,828.35
     140   25-Jul-15      57,939.48    2,399,888.87

     141   25-Aug-15      56,594.23    2,343,294.64
     142   25-Sep-15      55,280.47    2,288,014.17
     143   25-Oct-15      53,997.43    2,234,016.74
     144   25-Nov-15      52,744.39    2,181,272.34
     145   25-Dec-15      51,520.64    2,129,751.71
     146   25-Jan-16      50,325.46    2,079,426.25
     147   25-Feb-16      49,158.19    2,030,268.05
     148   25-Mar-16      48,018.16    1,982,249.89
     149   25-Apr-16      46,904.72    1,935,345.17
     150   25-May-16      45,817.25    1,889,527.92
     151   25-Jun-16      44,755.12    1,844,772.80
     152   25-Jul-16      43,717.73    1,801,055.07
     153   25-Aug-16      42,704.50    1,758,350.57
     154   25-Sep-16      41,714.85    1,716,635.73
     155   25-Oct-16      40,748.23    1,675,887.50
     156   25-Nov-16      39,804.08    1,636,083.42
     157   25-Dec-16      38,881.89    1,597,201.53
     158   25-Jan-17      37,981.12    1,559,220.40
     159   25-Feb-17      37,101.28    1,522,119.12
     160   25-Mar-17      36,241.86    1,485,877.26
     161   25-Apr-17      35,402.40    1,450,474.86
     162   25-May-17      34,582.40    1,415,892.46
     163   25-Jun-17      33,781.42    1,382,111.04
     164   25-Jul-17      32,999.02    1,349,112.02
     165   25-Aug-17      32,234.74    1,316,877.29
     166   25-Sep-17      31,488.16    1,285,389.12
     167   25-Oct-17      30,758.87    1,254,630.25
     168   25-Nov-17      30,046.47    1,224,583.79
     169   25-Dec-17      34,241.88    1,190,341.91
     170   25-Jan-18      39,274.95    1,151,066.96
     171   25-Feb-18      38,365.21    1,112,701.74
     172   25-Mar-18      37,476.50    1,075,225.24
     173   25-Apr-18      36,608.33    1,038,616.91
     174   25-May-18      35,760.20    1,002,856.71
     175   25-Jun-18      34,931.66      967,925.04
     176   25-Jul-18      34,122.25      933,802.79
     177   25-Aug-18      33,331.51      900,471.28
     178   25-Sep-18      38,363.24      862,108.04
     179   25-Oct-18      36,227.53      825,880.51
     180   25-Nov-18      41,368.36      784,512.15
     181   25-Dec-18      29,905.31      754,606.84
     182   25-Jan-19      39,649.24      714,957.60
     183   25-Feb-19      28,307.76      686,649.84
     184   25-Mar-19      27,649.21      659,000.63
     185   25-Apr-19      27,005.86      631,994.77
     186   25-May-19      26,377.36      605,617.41
     187   25-Jun-19      25,763.36      579,854.05
     188   25-Jul-19      25,163.53      554,690.53
     189   25-Aug-19      24,577.53      530,113.00

     190   25-Sep-19      24,005.04      506,107.96
     191   25-Oct-19      23,445.75      482,662.22
     192   25-Nov-19      22,899.34      459,762.87
     193   25-Dec-19      22,365.53      437,397.35
     194   25-Jan-20      21,844.01      415,553.34
     195   25-Feb-20      21,334.50      394,218.84
     196   25-Mar-20      20,836.72      373,382.12
     197   25-Apr-20      20,350.40      353,031.72
     198   25-May-20      19,875.28      333,156.44
     199   25-Jun-20      19,411.08      313,745.36
     200   25-Jul-20      18,957.57      294,787.79
     201   25-Aug-20      18,514.48      276,273.31
     202   25-Sep-20      18,081.59      258,191.73
     203   25-Oct-20      17,658.65      240,533.08
     204   25-Nov-20      17,245.43      223,287.65
     205   25-Dec-20      16,841.71      206,445.95
     206   25-Jan-21      16,447.26      189,998.68
     207   25-Feb-21      16,061.89      173,936.80
     208   25-Mar-21      15,685.36      158,251.44
     209   25-Apr-21      15,317.49      142,933.95
     210   25-May-21      14,958.06      127,975.89
     211   25-Jun-21      14,606.89      113,369.00
     212   25-Jul-21      14,263.79       99,105.21
     213   25-Aug-21      13,928.56       85,176.65
     214   25-Sep-21      13,601.03       71,575.63
     215   25-Oct-21      13,281.02       58,294.61
     216   25-Nov-21      12,968.35       45,326.26
     217   25-Dec-21      12,662.86       32,663.40
     218   25-Jan-22      12,364.39       20,299.01
     219   25-Feb-22      12,072.76        8,226.25
     220   25-Mar-22       8,226.25               0

NovaStar 2003-4 Class M-2 Cashflows

Period     Date        Principal      Balance
Total

     0   20-Nov-03              0   60,000,000.00
     1   25-Dec-03              0   60,000,000.00
     2   25-Jan-04              0   60,000,000.00
     3   25-Feb-04              0   60,000,000.00
     4   25-Mar-04              0   60,000,000.00
     5   25-Apr-04              0   60,000,000.00
     6   25-May-04              0   60,000,000.00
     7   25-Jun-04              0   60,000,000.00
     8   25-Jul-04              0   60,000,000.00
     9   25-Aug-04              0   60,000,000.00
    10   25-Sep-04              0   60,000,000.00
    11   25-Oct-04              0   60,000,000.00
    12   25-Nov-04              0   60,000,000.00
    13   25-Dec-04              0   60,000,000.00
    14   25-Jan-05              0   60,000,000.00
    15   25-Feb-05              0   60,000,000.00
    16   25-Mar-05              0   60,000,000.00
    17   25-Apr-05              0   60,000,000.00
    18   25-May-05              0   60,000,000.00
    19   25-Jun-05              0   60,000,000.00
    20   25-Jul-05              0   60,000,000.00
    21   25-Aug-05              0   60,000,000.00
    22   25-Sep-05              0   60,000,000.00
    23   25-Oct-05              0   60,000,000.00
    24   25-Nov-05              0   60,000,000.00
    25   25-Dec-05              0   60,000,000.00
    26   25-Jan-06              0   60,000,000.00
    27   25-Feb-06              0   60,000,000.00
    28   25-Mar-06              0   60,000,000.00
    29   25-Apr-06              0   60,000,000.00
    30   25-May-06              0   60,000,000.00
    31   25-Jun-06              0   60,000,000.00
    32   25-Jul-06              0   60,000,000.00
    33   25-Aug-06              0   60,000,000.00
    34   25-Sep-06              0   60,000,000.00
    35   25-Oct-06              0   60,000,000.00
    36   25-Nov-06              0   60,000,000.00
    37   25-Dec-06   5,240,244.84   54,759,755.16
    38   25-Jan-07   4,801,007.48   49,958,747.69
    39   25-Feb-07   1,190,934.07   48,767,813.61
    40   25-Mar-07   1,162,068.38   47,605,745.24
    41   25-Apr-07   1,133,917.23   46,471,828.00
    42   25-May-07   1,106,462.59   45,365,365.42

    43   25-Jun-07   1,079,686.84   44,285,678.57
    44   25-Jul-07   1,053,572.87   43,232,105.71
    45   25-Aug-07   1,028,103.96   42,204,001.75
    46   25-Sep-07   1,003,263.84   41,200,737.90
    47   25-Oct-07     979,036.67   40,221,701.24
    48   25-Nov-07     955,406.99   39,266,294.25
    49   25-Dec-07     932,359.76   38,333,934.49
    50   25-Jan-08     909,880.31   37,424,054.18
    51   25-Feb-08     887,954.35   36,536,099.83
    52   25-Mar-08     866,567.98   35,669,531.85
    53   25-Apr-08     845,707.61   34,823,824.25
    54   25-May-08     825,360.03   33,998,464.21
    55   25-Jun-08     805,512.37   33,192,951.84
    56   25-Jul-08     786,152.08   32,406,799.76
    57   25-Aug-08     767,266.92   31,639,532.84
    58   25-Sep-08     748,844.99   30,890,687.84
    59   25-Oct-08     730,874.68   30,159,813.17
    60   25-Nov-08     713,344.66   29,446,468.51
    61   25-Dec-08     696,243.91   28,750,224.60
    62   25-Jan-09     679,561.70   28,070,662.90
    63   25-Feb-09     663,287.55   27,407,375.35
    64   25-Mar-09     647,411.25   26,759,964.10
    65   25-Apr-09     631,922.88   26,128,041.22
    66   25-May-09     616,812.73   25,511,228.49
    67   25-Jun-09     602,071.37   24,909,157.11
    68   25-Jul-09     587,689.60   24,321,467.51
    69   25-Aug-09     573,658.45   23,747,809.06
    70   25-Sep-09     559,969.17   23,187,839.89
    71   25-Oct-09     546,613.26   22,641,226.63
    72   25-Nov-09     533,582.42   22,107,644.21
    73   25-Dec-09     520,868.54   21,586,775.67
    74   25-Jan-10     508,463.76   21,078,311.91
    75   25-Feb-10     496,360.38   20,581,951.53
    76   25-Mar-10     484,550.92   20,097,400.62
    77   25-Apr-10     473,028.08   19,624,372.54
    78   25-May-10     461,784.74   19,162,587.80
    79   25-Jun-10     450,813.98   18,711,773.82
    80   25-Jul-10     440,109.03   18,271,664.80
    81   25-Aug-10     429,663.30   17,842,001.49
    82   25-Sep-10     419,470.39   17,422,531.11
    83   25-Oct-10     409,524.02   17,013,007.09
    84   25-Nov-10     399,818.10   16,613,188.98
    85   25-Dec-10     390,346.69   16,222,842.29
    86   25-Jan-11     381,103.99   15,841,738.30
    87   25-Feb-11     372,084.35   15,469,653.94
    88   25-Mar-11     363,282.27   15,106,371.67
    89   25-Apr-11     354,692.37   14,751,679.30
    90   25-May-11     346,309.43   14,405,369.86
    91   25-Jun-11     338,128.35   14,067,241.52

    92   25-Jul-11     330,144.15   13,737,097.37
    93   25-Aug-11     322,351.98   13,414,745.38
    94   25-Sep-11     314,747.13   13,099,998.25
    95   25-Oct-11     307,324.99   12,792,673.26
    96   25-Nov-11     300,081.06   12,492,592.20
    97   25-Dec-11     293,010.98   12,199,581.22
    98   25-Jan-12     286,110.46   11,913,470.76
    99   25-Feb-12     279,375.36   11,634,095.40
   100   25-Mar-12     272,801.62   11,361,293.78
   101   25-Apr-12     266,385.27   11,094,908.51
   102   25-May-12     260,122.48   10,834,786.03
   103   25-Jun-12     254,009.47   10,580,776.55
   104   25-Jul-12     248,042.59   10,332,733.96
   105   25-Aug-12     242,218.26   10,090,515.70
   106   25-Sep-12     236,533.01    9,853,982.69
   107   25-Oct-12     230,983.42    9,622,999.27
   108   25-Nov-12     225,566.19    9,397,433.08
   109   25-Dec-12     220,278.10    9,177,154.98
   110   25-Jan-13     215,115.99    8,962,038.98
   111   25-Feb-13     210,076.80    8,751,962.18
   112   25-Mar-13     205,157.53    8,546,804.65
   113   25-Apr-13     200,355.27    8,346,449.38
   114   25-May-13     195,667.16    8,150,782.23
   115   25-Jun-13     191,090.43    7,959,691.79
   116   25-Jul-13     186,622.38    7,773,069.41
   117   25-Aug-13     182,260.37    7,590,809.04
   118   25-Sep-13     178,001.83    7,412,807.21
   119   25-Oct-13     173,844.24    7,238,962.96
   120   25-Nov-13     169,785.16    7,069,177.80
   121   25-Dec-13     165,822.21    6,903,355.59
   122   25-Jan-14     161,953.05    6,741,402.54
   123   25-Feb-14     252,044.92    6,489,357.61
   124   25-Mar-14     328,285.10    6,161,072.51
   125   25-Apr-14     320,632.64    5,840,439.87
   126   25-May-14     313,160.91    5,527,278.96
   127   25-Jun-14     305,865.55    5,221,413.41
   128   25-Jul-14     298,742.31    4,922,671.09
   129   25-Aug-14     291,787.04    4,630,884.06
   130   25-Sep-14     284,995.69    4,345,888.37
   131   25-Oct-14     278,364.31    4,067,524.06
   132   25-Nov-14     271,889.06    3,795,635.00
   133   25-Dec-14     265,566.17    3,530,068.83
   134   25-Jan-15     259,392.00    3,270,676.84
   135   25-Feb-15     253,362.95    3,017,313.88
   136   25-Mar-15     247,475.56    2,769,838.32
   137   25-Apr-15     241,726.43    2,528,111.89
   138   25-May-15     236,112.23    2,291,999.66
   139   25-Jun-15     230,629.73    2,061,369.93
   140   25-Jul-15     225,275.78    1,836,094.15

   141   25-Aug-15     220,047.31    1,616,046.85
   142   25-Sep-15     214,941.30    1,401,105.54
   143   25-Oct-15     209,954.84    1,191,150.70
   144   25-Nov-15     205,085.07      986,065.64
   145   25-Dec-15     200,329.19      785,736.45
   146   25-Jan-16     195,684.50      590,051.95
   147   25-Feb-16     191,148.34      398,903.61
   148   25-Mar-16     186,718.12      212,185.49
   149   25-Apr-16     182,391.32       29,794.16
   150   25-May-16      29,794.16               0

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying
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designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational
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final prospectus and prospectus supplement may be obtained by contacting the
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Please be advised that the securities described herein may not be appropriate
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If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_NFHE0304_MKT4 - Price/Yield - M-2
Balance            $60,000,000.00             Delay                       0          Index       LIBOR_1MO| WAC 7.35249064 WAM  344
Coupon             2.87                       Dated                       11/20/2003 Mult/Margin 1/1.75     NET   6.588491 WALA   0
Settle             11/20/2003                 First Payment               12/25/2003 Cap/Floor   999/0

                   FORWARD                    FORWARD

        FRM Prepay      100 *MKCAP_FRM_PREPAY       100 *MKCAP_FRM_PREPAY
        ARM Prepay      100 *MKCAP_ARM_PREPAY       100 *MKCAP_ARM_PREPAY
           Default 117.429 *MKPCAP_CDR_VECTOR  137.368 *MKPCAP_CDR_VECTOR
     Loss Severity                        30%                         30%
 Servicer Advances                       100%                        100%
   Liquidation Lag                         12                          12
             LIBOR              Forward LIBOR               Forward LIBOR
          TRIGGERS                       FAIL                        FAIL
          Optional
        Redemption                   Call (N)                    Call (Y)

               WAL                      10.55                        5.76
          Mod Durn                       7.70                        4.92
         Principal
         Writedown              59.31 (0.00%)              172.63 (0.00%)
      Total Collat
      Loss (Collat
         Maturity)     124,435,144.54 (8.30%)      144,870,875.42 (9.66%)
      Total Collat
       Liquidation
 (Collat Maturity)    409,614,744.11 (27.31%)     476,991,806.05 (31.80%)

Z_NFHE0304_MKT4 - Price/Yield - M-3

Balance            $15,000,000.00             Delay                       0          Index       LIBOR_1MO| WAC 7.35249064 WAM  344
Coupon             3.27                       Dated                       11/20/2003 Mult/Margin 1/2.15     NET   6.588491 WALA   0
Settle             11/20/2003                 First Payment               12/25/2003 Cap/Floor   999/0

                   FORWARD                    FORWARD

        FRM Prepay      100 *MKCAP_FRM_PREPAY       100 *MKCAP_FRM_PREPAY
        ARM Prepay      100 *MKCAP_ARM_PREPAY       100 *MKCAP_ARM_PREPAY
           Default 117.429 *MKPCAP_CDR_VECTOR  137.368 *MKPCAP_CDR_VECTOR
     Loss Severity                        30%                         30%
 Servicer Advances                       100%                        100%
   Liquidation Lag                         12                          12
             LIBOR              Forward LIBOR               Forward LIBOR
          TRIGGERS                       FAIL                        FAIL
          Optional
        Redemption                   Call (N)                    Call (Y)

               WAL                      14.78                        6.10
          Mod Durn                       9.35                        5.09
         Principal
         Writedown             607.39 (0.00%)              296.34 (0.00%)
      Total Collat
      Loss (Collat
         Maturity)     107,690,019.66 (7.18%)      125,924,857.40 (8.39%)
      Total Collat
       Liquidation
 (Collat Maturity)    354,425,121.05 (23.63%)     414,525,508.27 (27.64%)

Z_NFHE0304_MKT4 - Price/Yield - M-4
Balance            $15,000,000.00             Delay                       0          Index       LIBOR_1MO| WAC 7.35249064 WAM  344
Coupon             4.37                       Dated                       11/20/2003 Mult/Margin 1/3.25     NET   6.588491 WALA   0
Settle             11/20/2003                 First Payment               12/25/2003 Cap/Floor   999/0

                   FORWARD                    FORWARD

        FRM Prepay      100 *MKCAP_FRM_PREPAY       100 *MKCAP_FRM_PREPAY
        ARM Prepay      100 *MKCAP_ARM_PREPAY       100 *MKCAP_ARM_PREPAY
           Default 117.429 *MKPCAP_CDR_VECTOR  137.368 *MKPCAP_CDR_VECTOR
     Loss Severity                        30%                         30%
 Servicer Advances                       100%                        100%
   Liquidation Lag                         12                          12
             LIBOR              Forward LIBOR               Forward LIBOR
          TRIGGERS                       FAIL                        FAIL
          Optional
        Redemption                   Call (N)                    Call (Y)

               WAL                      15.46                        6.35
          Mod Durn                       9.13                        5.08
         Principal
         Writedown              63.63 (0.00%)              112.87 (0.00%)
      Total Collat
      Loss (Collat
         Maturity)      91,093,208.23 (6.07%)      106,619,446.63 (7.11%)
      Total Collat
       Liquidation
 (Collat Maturity)    299,743,135.25 (19.98%)     350,897,293.99 (23.39%)


Z_NFHE0304_MKT4 - Price/Yield - M-5
Balance            $14,550,000.00             Delay                       0          Index       LIBOR_1MO| WAC 7.35249064 WAM  344
Coupon             4.87                       Dated                       11/20/2003 Mult/Margin 1/3.75     NET   6.588491 WALA   0
Settle             11/20/2003                 First Payment               12/25/2003 Cap/Floor   999/0

                   FORWARD                    FORWARD

        FRM Prepay      100 *MKCAP_FRM_PREPAY       100 *MKCAP_FRM_PREPAY
        ARM Prepay      100 *MKCAP_ARM_PREPAY       100 *MKCAP_ARM_PREPAY
           Default 117.429 *MKPCAP_CDR_VECTOR  137.368 *MKPCAP_CDR_VECTOR

     Loss Severity                        30%                         30%
 Servicer Advances                       100%                        100%
   Liquidation Lag                         12                          12
             LIBOR              Forward LIBOR               Forward LIBOR
          TRIGGERS                       FAIL                        FAIL
          Optional
        Redemption                   Call (N)                    Call (Y)

               WAL                      16.10                        6.68
          Mod Durn                       9.17                        5.22
         Principal
         Writedown             414.12 (0.00%)              196.37 (0.00%)
      Total Collat
      Loss (Collat
         Maturity)      77,388,966.68 (5.16%)       87,612,973.34 (5.84%)
      Total Collat
       Liquidation
 (Collat Maturity)    254,606,414.86 (16.97%)     288,279,204.69 (19.22%)

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.